UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4118

Fidelity Securities Fund

(Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

(Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Blue Chip Growth Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Amazon.com, Inc.	7.7
Alphabet, Inc. Class A	7.2
Apple, Inc.	5.6
Microsoft Corp.	4.4
Facebook, Inc. Class A	3.8
Salesforce.com, Inc.	3.1
JUUL Labs, Inc. Series C	2.6
Broadcom, Inc.	2.5
Tesla, Inc.	2.2
Visa, Inc. Class A	2.2
41.3

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Information Technology	31.9
Consumer Discretionary	24.5
Communication Services	16.7
Health Care	12.8
Consumer Staples	5.6

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	94.9%
Convertible Securities	5.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.2)%

 * Foreign investments - 7.8%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 16.7%
Entertainment - 4.3%
Activision Blizzard, Inc.	5,356,448	$253,039
Electronic Arts, Inc. (a)	301,330	27,795
Lions Gate Entertainment Corp. Class A (b)	145,509	2,673
NetEase, Inc. ADR	54,570	13,748
Netflix, Inc. (a)	1,280,760	434,818
Nintendo Co. Ltd.	50,400	15,286
Nintendo Co. Ltd. ADR	200,375	7,462
Take-Two Interactive Software, Inc. (a)	344,192	36,329
The Walt Disney Co.	2,238,092	249,592
WME Entertainment Parent, LLC Class A (a)(c)(d)(e)	9,739,286	27,757
		1,068,499
Interactive Media & Services - 12.3%
Alphabet, Inc.:
Class A (a)	1,596,504	1,797,488
Class C (a)	110,506	123,366
ANGI Homeservices, Inc. Class A (a)	1,461,310	24,842
CarGurus, Inc. Class A (a)	567,147	24,257
Facebook, Inc. Class A (a)	5,764,968	960,963
Momo, Inc. ADR (a)	403,222	12,270
Tencent Holdings Ltd.	2,714,100	120,817
Twitter, Inc. (a)	625,102	20,978
		3,084,981
Media - 0.0%
Charter Communications, Inc. Class A (a)	7,500	2,483
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	425,068	29,593

TOTAL COMMUNICATION SERVICES		4,185,556

CONSUMER DISCRETIONARY - 24.1%
Auto Components - 0.0%
Aptiv PLC	34,200	2,706
Automobiles - 2.2%
Tesla, Inc. (a)(b)	1,800,811	552,885
Hotels, Restaurants & Leisure - 2.1%
Boyd Gaming Corp.	776,674	21,219
Caesars Entertainment Corp. (a)(b)	1,660,188	15,174
Chipotle Mexican Grill, Inc. (a)	9,200	4,872
Eldorado Resorts, Inc. (a)	925,148	43,130
Gaming VC Holdings SA	629,352	5,547
Haidilao International Holding Ltd. (f)	2,657,860	6,247
Hilton Grand Vacations, Inc. (a)	252,593	7,664
Hilton Worldwide Holdings, Inc.	247,533	18,436
Hyatt Hotels Corp. Class A	68,244	4,771
Kambi Group PLC (a)	493,218	11,174
Marriott International, Inc. Class A	648,681	74,293
McDonald's Corp.	360,868	64,516
MGM Mirage, Inc.	634,541	18,681
Penn National Gaming, Inc. (a)	648,094	15,710
Planet Fitness, Inc. (a)	966,913	56,004
PlayAGS, Inc. (a)	417,728	10,468
Restaurant Brands International, Inc.	426,029	26,704
Royal Caribbean Cruises Ltd.	441,499	53,002
Sea Ltd. ADR (a)(b)	569,200	7,974
Shake Shack, Inc. Class A (a)	487,500	23,283
Starbucks Corp.	117,997	8,040
Wynn Resorts Ltd.	244,534	30,080
		526,989
Household Durables - 0.3%
D.R. Horton, Inc.	574,789	22,101
iRobot Corp. (a)	66,510	5,972
Lennar Corp. Class A	502,408	23,824
Mohawk Industries, Inc. (a)	38,200	4,920
Roku, Inc. Class A (a)	454,372	20,424
		77,241
Internet & Direct Marketing Retail - 10.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,222,325	205,950
Amazon.com, Inc. (a)	1,126,203	1,935,631
eBay, Inc.	513,100	17,266
Etsy, Inc. (a)	412,634	22,550
GrubHub, Inc. (a)	172,317	13,854
JD.com, Inc. sponsored ADR (a)	1,918,605	47,677
Meituan Dianping Class B	3,163,704	20,414
The Booking Holdings, Inc. (a)	110,316	202,188
The Honest Co., Inc. (a)(d)(e)	150,143	1,480
Wayfair LLC Class A (a)	567,569	62,126
		2,529,136
Multiline Retail - 1.2%
Avenue Supermarts Ltd. (a)(f)	135,551	2,626
Dollar General Corp.	147,086	16,978
Dollar Tree, Inc. (a)	2,495,724	241,661
Ollie's Bargain Outlet Holdings, Inc. (a)	133,589	10,443
Target Corp.	337,730	24,654
		296,362
Specialty Retail - 5.1%
American Eagle Outfitters, Inc.	1,466,621	30,975
At Home Group, Inc. (a)(b)	2,189,547	48,258
Best Buy Co., Inc.	602,714	35,705
Burlington Stores, Inc. (a)	374,163	64,248
Carvana Co. Class A (a)(b)	407,952	15,155
Five Below, Inc. (a)	398,709	49,332
Floor & Decor Holdings, Inc. Class A (a)(b)	796,156	27,300
Home Depot, Inc.	2,311,691	424,265
Lowe's Companies, Inc.	2,558,057	245,983
RH (a)(b)	729,430	99,108
Ross Stores, Inc.	532,465	49,051
TCNS Clothing Co. Ltd. (a)(f)	321,124	3,286
The Children's Place Retail Stores, Inc.	77,400	7,489
Tiffany & Co., Inc.	365,521	32,433
TJX Companies, Inc.	1,776,268	88,334
Ulta Beauty, Inc. (a)	217,911	63,613
		1,284,535
Textiles, Apparel & Luxury Goods - 3.1%
adidas AG	512,143	121,754
Allbirds, Inc. (d)(e)	36,216	1,986
Canada Goose Holdings, Inc. (a)	102,191	5,257
lululemon athletica, Inc. (a)	1,441,675	213,094
Moncler SpA	698,000	26,285
NIKE, Inc. Class B	2,260,713	185,107
Pinduoduo, Inc. ADR (b)	1,984,306	57,962
PVH Corp.	837,217	91,349
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	961,871	26,134
Tory Burch LLC (c)(d)(e)	293,611	16,351
Under Armour, Inc. Class C (non-vtg.) (a)(b)	2,042,894	38,692
		783,971

TOTAL CONSUMER DISCRETIONARY		6,053,825

CONSUMER STAPLES - 2.7%
Beverages - 0.4%
Fever-Tree Drinks PLC	1,309,003	44,141
Keurig Dr. Pepper, Inc.	1,953,564	53,176
Monster Beverage Corp. (a)	112,396	6,434
Pernod Ricard SA	14,375	2,386
		106,137
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings, Inc.	2,648,359	69,678
Costco Wholesale Corp.	791,198	169,815
Kroger Co.	418,321	11,851
		251,344
Food Products - 0.1%
Blue Bottle Coffee, Inc. Class C (Escrow) (a)(d)(e)	632,822	930
Darling International, Inc. (a)	537,823	11,439
Lamb Weston Holdings, Inc.	44,728	3,234
Nestle SA (Reg. S)	31,388	2,737
The a2 Milk Co. Ltd. (a)	692,600	6,056
		24,396
Household Products - 0.0%
Procter & Gamble Co.	77,100	7,438
Personal Products - 0.4%
Coty, Inc. Class A	4,642,138	36,023
Estee Lauder Companies, Inc. Class A	396,098	54,036
		90,059
Tobacco - 0.8%
Altria Group, Inc.	3,866,933	190,833
JUUL Labs, Inc. (a)(d)(e)	6,625	1,653
JUUL Labs, Inc. Class A (d)(e)	21,148	5,277
		197,763

TOTAL CONSUMER STAPLES		677,137

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp.	531,500	25,156
Berry Petroleum Corp.	468,800	5,527
Continental Resources, Inc. (a)	797,252	36,809
Diamondback Energy, Inc.	96,755	9,977
Hess Corp.	117,400	6,340
Pioneer Natural Resources Co.	161,800	23,027
Reliance Industries Ltd.	4,777,338	82,617
Whiting Petroleum Corp. (a)	2,049,518	58,678
		248,131
FINANCIALS - 2.5%
Banks - 1.0%
Bank of America Corp.	5,624,643	160,134
Coastal Financial Corp. of Washington (a)	40,875	608
ICICI Bank Ltd. sponsored ADR	501,495	5,120
IndusInd Bank Ltd.	184,465	3,914
JPMorgan Chase & Co.	586,591	60,712
Kotak Mahindra Bank Ltd.	615,886	10,899
		241,387
Capital Markets - 0.5%
Charles Schwab Corp.	1,459,242	68,249
Edelweiss Financial Services Ltd.	1,204,598	2,615
HDFC Asset Management Co. Ltd. (a)(f)	1,726	33
Morgan Stanley	114,300	4,835
TD Ameritrade Holding Corp.	1,161,761	65,001
		140,733
Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc. Class B (a)	833,100	171,235
GDS Holdings Ltd. ADR (a)(b)	419,636	11,918
		183,153
Insurance - 0.1%
eHealth, Inc. (a)	330,200	20,195
Thrifts & Mortgage Finance - 0.2%
Housing Development Finance Corp. Ltd.	697,722	18,902
LendingTree, Inc. (a)(b)	78,267	23,194
		42,096

TOTAL FINANCIALS		627,564

HEALTH CARE - 12.5%
Biotechnology - 5.2%
ACADIA Pharmaceuticals, Inc. (a)	258,633	5,892
Acceleron Pharma, Inc. (a)	187,901	7,967
Agios Pharmaceuticals, Inc. (a)	297,210	15,930
Aimmune Therapeutics, Inc. (a)	529,126	12,445
Alexion Pharmaceuticals, Inc. (a)	1,940,769	238,637
Alkermes PLC (a)	9,114	300
Allakos, Inc. (a)	154,853	6,186
Allogene Therapeutics, Inc. (b)	114,004	3,458
Alnylam Pharmaceuticals, Inc. (a)	820,242	68,515
Amgen, Inc.	223,850	41,885
AnaptysBio, Inc. (a)	179,814	11,925
Arena Pharmaceuticals, Inc. (a)	360,379	16,567
Argenx SE ADR (a)	46,500	4,934
Array BioPharma, Inc. (a)	484,048	9,037
Ascendis Pharma A/S sponsored ADR (a)	385,209	27,527
BeiGene Ltd.	595,700	5,902
BeiGene Ltd. ADR (a)	138,663	17,954
bluebird bio, Inc. (a)	318,291	42,470
Blueprint Medicines Corp. (a)	53,582	3,863
Cellectis SA sponsored ADR (a)	130,720	2,310
Cibus Global Ltd. Series C (c)(d)(e)	3,045,600	3,320
Coherus BioSciences, Inc. (a)	579,456	7,799
Crinetics Pharmaceuticals, Inc. (a)	120,350	3,163
CytomX Therapeutics, Inc. (a)	151,186	2,567
CytomX Therapeutics, Inc. (a)(f)	378,621	6,429
Deciphera Pharmaceuticals, Inc. (a)	64,232	1,726
Denali Therapeutics, Inc. (a)(b)	758,737	14,462
Editas Medicine, Inc. (a)(b)	450,970	9,800
Epizyme, Inc. (a)	303,472	3,101
Esperion Therapeutics, Inc. (a)(b)	229,791	10,674
Exact Sciences Corp. (a)	176,900	15,935
FibroGen, Inc. (a)	323,068	18,334
Global Blood Therapeutics, Inc. (a)	646,724	30,985
Heron Therapeutics, Inc. (a)	193,580	5,207
Immunomedics, Inc. (a)	356,700	5,276
Intellia Therapeutics, Inc. (a)(b)	554,183	7,836
Intercept Pharmaceuticals, Inc. (a)	260,309	31,414
Ionis Pharmaceuticals, Inc. (a)	115,271	6,686
Ironwood Pharmaceuticals, Inc. Class A (a)	973,061	13,292
Mirati Therapeutics, Inc. (a)	89,500	5,914
Moderna, Inc. (b)	218,996	3,635
Momenta Pharmaceuticals, Inc. (a)	88,218	1,046
Natera, Inc. (a)	819,525	11,137
Neurocrine Biosciences, Inc. (a)	578,685	51,052
Portola Pharmaceuticals, Inc. (a)(b)	348,523	9,445
Principia Biopharma, Inc.	102,416	3,104
Regeneron Pharmaceuticals, Inc. (a)	495,613	212,752
Rubius Therapeutics, Inc.	126,883	1,737
Sage Therapeutics, Inc. (a)	445,877	63,578
Sarepta Therapeutics, Inc. (a)	411,958	57,555
Scholar Rock Holding Corp.	131,828	1,992
Synthorx, Inc.	228,900	3,225
Ultragenyx Pharmaceutical, Inc. (a)	137,155	6,764
Vertex Pharmaceuticals, Inc. (a)	530,106	101,203
Viking Therapeutics, Inc. (a)(b)	260,794	2,128
Xencor, Inc. (a)	415,719	15,007
Zai Lab Ltd. ADR (a)	294,407	7,946
		1,300,930
Health Care Equipment & Supplies - 3.4%
Abiomed, Inc. (a)	18,400	6,460
Align Technology, Inc. (a)	135,082	33,629
Atricure, Inc. (a)	179,079	5,542
Axonics Modulation Technologies, Inc. (a)	306,851	4,480
Becton, Dickinson & Co.	200,407	49,994
Boston Scientific Corp. (a)	7,852,328	299,566
Danaher Corp.	424,572	47,094
DexCom, Inc. (a)	154,171	21,743
Edwards Lifesciences Corp. (a)	35,104	5,982
Establishment Labs Holdings, Inc. (a)	376,385	9,978
Insulet Corp. (a)	218,610	17,749
Intuitive Surgical, Inc. (a)	469,897	246,057
iRhythm Technologies, Inc. (a)	431,455	36,674
Masimo Corp. (a)	21,493	2,674
Novocure Ltd. (a)	145,232	7,116
Penumbra, Inc. (a)	33,557	4,883
Quanterix Corp. (a)	145,678	3,068
Stryker Corp.	104,273	18,516
Tandem Diabetes Care, Inc. (a)	330,144	14,355
ViewRay, Inc. (a)(b)	541,794	3,895
Wright Medical Group NV (a)	305,167	9,106
		848,561
Health Care Providers & Services - 2.9%
Anthem, Inc.	91,704	27,786
Centene Corp. (a)	92,511	12,079
Guardant Health, Inc. (b)	303,901	12,259
HCA Holdings, Inc.	586,643	81,796
Humana, Inc.	628,731	194,272
National Vision Holdings, Inc. (a)	118,110	3,751
Notre Dame Intermedica Participacoes SA	989,000	9,106
OptiNose, Inc. (a)	745,650	4,802
UnitedHealth Group, Inc.	1,286,905	347,722
Wellcare Health Plans, Inc. (a)	112,731	31,168
		724,741
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	303,159	5,360
Teladoc Health, Inc. (a)(b)	282,275	18,122
		23,482
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.	20,100	4,938
Pharmaceuticals - 0.9%
Akcea Therapeutics, Inc. (a)(b)	798,889	21,234
Allergan PLC	63,900	9,200
Assembly Biosciences, Inc. (a)	100,335	2,286
AstraZeneca PLC sponsored ADR	1,100,689	40,263
Bristol-Myers Squibb Co.	1,231,927	60,820
Chiasma, Inc. warrants 12/16/24 (a)	55,391	46
Dova Pharmaceuticals, Inc. (a)(b)	201,722	1,549
Jazz Pharmaceuticals PLC (a)	292,011	36,761
MyoKardia, Inc. (a)	98,554	4,078
Nektar Therapeutics (a)	890,754	37,715
The Medicines Company (a)	483,516	11,174
TherapeuticsMD, Inc. (a)(b)	951,572	4,996
Theravance Biopharma, Inc. (a)	56,382	1,469
Zogenix, Inc. (a)	109,425	4,787
		236,378

TOTAL HEALTH CARE		3,139,030

INDUSTRIALS - 3.9%
Aerospace & Defense - 1.3%
Elbit Systems Ltd.	49,992	6,151
Northrop Grumman Corp.	258,842	71,324
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	242,545	45,113
Class C (a)(d)(e)	2,783	518
The Boeing Co.	487,312	187,917
United Technologies Corp.	161,418	19,059
		330,082
Airlines - 0.9%
American Airlines Group, Inc.	974,803	34,869
Delta Air Lines, Inc.	1,218,384	60,225
JetBlue Airways Corp. (a)	135,900	2,445
Spirit Airlines, Inc. (a)	1,447,153	85,122
United Continental Holdings, Inc. (a)	595,248	51,947
		234,608
Building Products - 0.1%
Fortune Brands Home & Security, Inc.	626,079	28,361
Commercial Services & Supplies - 0.1%
HomeServe PLC	938,811	11,618
Tomra Systems ASA	583,300	15,112
		26,730
Construction & Engineering - 0.1%
MasTec, Inc. (a)	375,469	16,663
Electrical Equipment - 0.1%
Fortive Corp.	432,934	32,466
Industrial Conglomerates - 0.4%
General Electric Co.	4,103,672	41,693
Honeywell International, Inc.	425,217	61,074
		102,767
Machinery - 0.6%
Aumann AG (f)	32,600	1,345
Deere & Co.	591,338	96,979
Rational AG	14,985	9,382
Xylem, Inc.	396,973	28,288
		135,994
Road & Rail - 0.3%
Knight-Swift Transportation Holdings, Inc. Class A	1,948,772	61,874
Union Pacific Corp.	47,900	7,619
		69,493
Trading Companies & Distributors - 0.0%
Ferguson PLC	30,276	2,023

TOTAL INDUSTRIALS		979,187

INFORMATION TECHNOLOGY - 30.2%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	157,082	33,738
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	1,553,570	13,842
		47,580
Electronic Equipment & Components - 0.1%
Corning, Inc.	903,406	30,047
IT Services - 5.7%
Adyen BV (f)	21,470	15,917
Akamai Technologies, Inc. (a)	872,106	56,774
Endava PLC ADR (a)	88,976	2,091
GoDaddy, Inc. (a)	429,772	29,495
Keywords Studios PLC	112,912	1,765
MasterCard, Inc. Class A	1,944,157	410,470
Netcompany Group A/S (f)	94,000	3,171
Okta, Inc. (a)	49,702	4,097
PayPal Holdings, Inc. (a)	2,641,027	234,418
Shopify, Inc. Class A (a)	284,548	47,899
Square, Inc.(a)	295,745	21,101
Total System Services, Inc.	59,482	5,330
Twilio, Inc. Class A (a)	53,486	5,954
Visa, Inc. Class A	4,063,340	548,592
Wix.com Ltd. (a)	380,597	41,618
		1,428,692
Semiconductors & Semiconductor Equipment - 8.2%
Acacia Communications, Inc. (a)	152,912	6,653
Advanced Micro Devices, Inc. (a)	1,763,394	43,044
Analog Devices, Inc.	352,248	34,823
ASML Holding NV	64,353	11,264
Broadcom, Inc.	2,351,697	630,843
Inphi Corp. (a)	703,792	27,758
Lam Research Corp.	468,242	79,404
Marvell Technology Group Ltd.	23,619,898	437,677
Micron Technology, Inc. (a)	1,530,186	58,484
Monolithic Power Systems, Inc.	434,304	54,966
NVIDIA Corp.	3,178,398	456,895
NXP Semiconductors NV	1,076,694	93,705
ON Semiconductor Corp. (a)	529,800	10,617
Qualcomm, Inc.	1,229,445	60,882
Semtech Corp. (a)	131,426	6,382
Xilinx, Inc.	351,158	39,309
		2,052,706
Software - 10.4%
Adobe, Inc. (a)	1,070,135	265,201
Altair Engineering, Inc. Class A (a)	89,853	2,909
Atom Tickets LLC (a)(c)(d)(e)	1,204,239	3,565
Bilibili, Inc. ADR (a)(b)	467,210	8,601
CyberArk Software Ltd. (a)	33,181	2,912
DocuSign, Inc.	534,745	26,443
Dropbox, Inc. Class A (a)	1,082,290	26,743
HubSpot, Inc. (a)	139,048	22,013
Intuit, Inc.	217,215	46,879
Microsoft Corp.	10,569,946	1,103,819
Nutanix, Inc. Class B (a)(f)	482,746	24,731
Paycom Software, Inc. (a)	410,389	60,836
RingCentral, Inc. (a)	460,895	42,605
SailPoint Technologies Holding, Inc. (a)	285,336	8,146
Salesforce.com, Inc. (a)	5,051,175	767,627
ServiceNow, Inc. (a)	25,958	5,711
Splunk, Inc. (a)	93,927	11,726
StoneCo Ltd. Class A (a)(b)	100,633	2,226
Tanium, Inc. Class B (a)(d)(e)	554,900	4,824
The Trade Desk, Inc. (a)(b)	414,121	59,087
Ultimate Software Group, Inc. (a)	9,608	2,624
Workday, Inc. Class A (a)	478,734	86,905
Zendesk, Inc. (a)	290,148	19,594
Zuora, Inc.	717,307	15,523
		2,621,250
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	8,402,356	1,398,488

TOTAL INFORMATION TECHNOLOGY		7,578,763

MATERIALS - 1.1%
Chemicals - 1.1%
CF Industries Holdings, Inc.	1,939,008	84,638
DowDuPont, Inc.	576,628	31,028
FMC Corp.	120,225	9,594
LG Chemical Ltd.	25,506	8,438
Nutrien Ltd.	679,117	35,182
Sherwin-Williams Co.	6,339	2,672
The Chemours Co. LLC	1,899,704	67,914
The Mosaic Co.	1,108,550	35,784
Westlake Chemical Corp.	126,800	9,371
		284,621
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. Class C (d)(e)	4,367,660	24,503
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)	15,293,447	1,379

TOTAL REAL ESTATE		25,882

TOTAL COMMON STOCKS
(Cost $13,770,772)		23,799,696

Preferred Stocks - 5.4%
Convertible Preferred Stocks - 5.3%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.2%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(e)	74,995	11,108
Neutron Holdings, Inc.:
Series C (d)(e)	50,654,200	12,284
Series D (d)(e)	85,315,542	20,689
Topgolf International, Inc. Series F (a)(d)(e)	415,730	4,947
		49,028
Internet & Direct Marketing Retail - 0.1%
The Honest Co., Inc.:
Series C (a)(d)(e)	350,333	13,540
Series D (a)(d)(e)	77,448	3,544
Series E (a)(d)(e)	551,397	10,807
		27,891
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(d)(e)	1,341,716	19,375
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (d)(e)	14,293	784
Series B (d)(e)	2,512	138
Series C (d)(e)	23,999	1,316
		2,238
TOTAL CONSUMER DISCRETIONARY		98,532
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (a)(d)(e)	41,941	10,864
Sweetgreen, Inc. Series H (d)(e)	3,242,523	42,282
		53,146
Food Products - 0.1%
Agbiome LLC Series C (d)(e)	1,091,300	6,912
Tobacco - 2.6%
JUUL Labs, Inc.:
Series C (a)(d)(e)	2,613,078	652,094
Series D (d)(e)	13,822	3,449
Series E (d)(e)	14,959	3,733
		659,276
TOTAL CONSUMER STAPLES		719,334
FINANCIALS - 0.0%
Consumer Finance - 0.0%
Oportun Finance Corp. Series H (a)(d)(e)	3,552,125	7,921
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(d)(e)	800,982	13,897
Axcella Health, Inc. Series C (a)(d)(e)	545,634	6,095
Generation Bio Series B (d)(e)	460,500	3,224
Immunocore Ltd. Series A (a)(d)(e)	11,275	1,109
		24,325
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(d)(e)	2,728,716	19,499
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (d)(e)	3,301	1,070
TOTAL HEALTH CARE		44,894
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	97,277	18,094
Series H (a)(d)(e)	25,767	4,793
		22,887
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(d)(e)	692,196	2,679
TOTAL INDUSTRIALS		25,566
INFORMATION TECHNOLOGY - 1.7%
Internet Software & Services - 0.1%
ContextLogic, Inc. Series G (a)(d)(e)	133,922	19,321
Reddit, Inc. Series B (a)(d)(e)	524,232	11,369
Starry, Inc. Series C (a)(d)(e)	5,833,836	5,379
		36,069
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(d)(e)	646,522	624
Jet.Com, Inc. Series B1 (Escrow) (a)(d)(e)	2,928,086	133
		757
Software - 1.6%
Bird Rides, Inc. Series C (d)(e)	2,114,013	24,830
Cloudflare, Inc. Series D, 8.00% (a)(d)(e)	1,160,525	12,766
Compass, Inc. Series E (a)(d)(e)	53,263	6,315
Dataminr, Inc. Series D (a)(d)(e)	277,250	5,639
Delphix Corp. Series D (a)(d)(e)	675,445	4,390
Lyft, Inc.:
Series H (a)(d)(e)	719,567	33,769
Series I (d)(e)	547,120	25,676
Malwarebytes Corp. Series B (a)(d)(e)	1,056,193	15,885
Taboola.Com Ltd. Series E (a)(d)(e)	634,902	12,152
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)(e)	5,107,956	249,115
Series E, 8.00% (a)(d)(e)	101,698	4,960
		395,497
TOTAL INFORMATION TECHNOLOGY		432,323

TOTAL CONVERTIBLE PREFERRED STOCKS		1,328,570

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (d)(e)	7,680	421
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (d)(e)	29,758	9,646

TOTAL NONCONVERTIBLE PREFERRED STOCKS		10,067

TOTAL PREFERRED STOCKS
(Cost $462,346)		1,338,637

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 2.43% (g)	39,217	39
Fidelity Securities Lending Cash Central Fund 2.43% (g)(h)	782,663,525	782,742
TOTAL MONEY MARKET FUNDS
(Cost $782,781)		782,781
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $15,015,899)		25,921,114
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(819,252)
NET ASSETS - 100%		$25,101,862

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,475,914,000 or 5.9% of net assets.

 (e) Level 3 security

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,785,000 or 0.3% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series F	8/31/17	$11,121
Agbiome LLC Series C	6/29/18	$6,912
Allbirds, Inc.	10/9/18	$1,986
Allbirds, Inc.	10/9/18	$421
Allbirds, Inc. Series A	10/9/18	$784
Allbirds, Inc. Series B	10/9/18	$138
Allbirds, Inc. Series C	10/9/18	$1,316
Ant International Co. Ltd. Class C	5/16/18	$24,503
AppNexus, Inc. Series E (Escrow)	8/1/14	$12,951
Atom Tickets LLC	8/15/17	$7,000
Axcella Health, Inc. Series C	1/30/15	$5,500
Bird Rides, Inc. Series C	12/21/18	$24,830
Blue Bottle Coffee, Inc. Class C (Escrow)	10/30/17	$1,455
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$9,831
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$1,360
Cibus Global Ltd. Series C	2/16/18	$6,396
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$9,459
Compass, Inc. Series E	11/3/17	$3,594
ContextLogic, Inc. Series G	10/24/17	$18,017
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Generation Bio Series B	2/21/18	$4,212
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$--
JUUL Labs, Inc.	11/21/17	$--
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$453
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$--
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$--
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$321
Lyft, Inc. Series H	11/22/17	$28,600
Lyft, Inc. Series I	6/27/18	$25,908
Malwarebytes Corp. Series B	12/21/15	$10,958
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$10,293
Mulberry Health, Inc. Series A8	1/20/16	$18,432
Neutron Holdings, Inc. Series C	7/3/18	$9,262
Neutron Holdings, Inc. Series D	1/25/19	$20,689
Oportun Finance Corp. Series H	2/6/15	$10,114
Peloton Interactive, Inc. Series E	3/31/17	$7,266
Reddit, Inc. Series B	7/26/17	$7,442
Roofoods Ltd. Series F	9/12/17	$14,829
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$23,515
Space Exploration Technologies Corp. Class C	9/11/17	$376
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Space Exploration Technologies Corp. Series H	8/4/17	$3,479
Starry, Inc. Series C	12/8/17	$5,379
Sweetgreen, Inc. Series H	11/9/18	$42,282
Taboola.Com Ltd. Series E	12/22/14	$6,619
Tanium, Inc. Class B	4/21/17	$2,755
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
The Honest Co., Inc. Series E	9/28/17	$10,810
Topgolf International, Inc. Series F	11/10/17	$5,751
Tory Burch LLC	5/14/15	$20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$79,240
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$3,388
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$19,025
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$287
Fidelity Securities Lending Cash Central Fund	2,984
Total	$3,271

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,185,556	$4,021,696	$136,103	$27,757
Consumer Discretionary	6,152,778	6,007,347	26,661	118,770
Consumer Staples	1,396,471	666,540	2,737	727,194
Energy	248,131	248,131	--	--
Financials	635,485	627,564	--	7,921
Health Care	3,193,570	3,129,762	5,948	57,860
Industrials	1,004,753	933,556	--	71,197
Information Technology	8,011,086	7,570,374	--	440,712
Materials	284,621	284,621	--	--
Real Estate	25,882	1,379	--	24,503
Money Market Funds	782,781	782,781	--	--
Total Investments in Securities:	$25,921,114	$24,273,751	$171,449	$1,475,914

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$476,524
Net Realized Gain (Loss) on Investment Securities	378,437
Net Unrealized Gain (Loss) on Investment Securities	233,833
Cost of Purchases	42,282
Proceeds of Sales	(403,882)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$727,194
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$235,649
Equities - Information Technology
Beginning Balance	$388,432
Net Realized Gain (Loss) on Investment Securities	(7,293)
Net Unrealized Gain (Loss) on Investment Securities	43,625
Cost of Purchases	38,442
Proceeds of Sales	(22,494)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$440,712
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$36,286
Other Investments in Securities
Beginning Balance	$295,337
Net Realized Gain (Loss) on Investment Securities	54
Net Unrealized Gain (Loss) on Investment Securities	(4,144)
Cost of Purchases	36,591
Proceeds of Sales	(19,830)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$308,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$7,020

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $768,238) — See accompanying schedule: Unaffiliated issuers (cost $14,233,118)	$25,138,333
Fidelity Central Funds (cost $782,781)	782,781
Total Investment in Securities (cost $15,015,899)		$25,921,114
Cash		1,789
Restricted cash		606
Foreign currency held at value (cost $375)		375
Receivable for investments sold		148,274
Receivable for fund shares sold		39,878
Dividends receivable		3,437
Distributions receivable from Fidelity Central Funds		371
Prepaid expenses		31
Other receivables		966
Total assets		26,116,841
Liabilities
Payable for investments purchased	$144,843
Payable for fund shares redeemed	70,045
Accrued management fee	13,832
Other affiliated payables	2,607
Other payables and accrued expenses	948
Collateral on securities loaned	782,704
Total liabilities		1,014,979
Net Assets		$25,101,862
Net Assets consist of:
Paid in capital		$13,823,585
Total distributable earnings (loss)		11,278,277
Net Assets		$25,101,862
Net Asset Value and Maximum Offering Price
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($19,992,954 ÷ 216,954 shares)		$92.15
Class K:
Net Asset Value, offering price and redemption price per share ($5,108,908 ÷ 55,367 shares)		$92.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$87,032
Income from Fidelity Central Funds		3,271
Total income		90,303
Expenses
Management fee
Basic fee	$68,877
Performance adjustment	6,353
Transfer agent fees	15,652
Accounting and security lending fees	1,018
Custodian fees and expenses	209
Independent trustees' fees and expenses	83
Registration fees	234
Audit	68
Legal	49
Interest	75
Miscellaneous	74
Total expenses before reductions	92,692
Expense reductions	(238)
Total expenses after reductions		92,454
Net investment income (loss)		(2,151)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	814,362
Fidelity Central Funds	(4)
Foreign currency transactions	(193)
Total net realized gain (loss)		814,165
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,546,274)
Assets and liabilities in foreign currencies	(72)
Total change in net unrealized appreciation (depreciation)		(1,546,346)
Net gain (loss)		(732,181)
Net increase (decrease) in net assets resulting from operations		$(734,332)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,151)	$34,241
Net realized gain (loss)	814,165	2,451,922
Change in net unrealized appreciation (depreciation)	(1,546,346)	2,830,656
Net increase (decrease) in net assets resulting from operations	(734,332)	5,316,819
Distributions to shareholders	(1,427,021)	–
Distributions to shareholders from net investment income	–	(24,826)
Distributions to shareholders from net realized gain	–	(955,924)
Total distributions	(1,427,021)	(980,750)
Share transactions - net increase (decrease)	879,600	(610,765)
Total increase (decrease) in net assets	(1,281,753)	3,725,304
Net Assets
Beginning of period	26,383,615	22,658,311
End of period	$25,101,862	$26,383,615
Other Information
Undistributed net investment income end of period		$19,407

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$99.75	$83.20	$69.52	$75.25	$66.72	$59.65
Income from Investment Operations
Net investment income (loss)A	(.02)	.11B	.11	.09	.05	.15
Net realized and unrealized gain (loss)	(2.27)	20.20	16.30	(2.16)	12.56	11.63
Total from investment operations	(2.29)	20.31	16.41	(2.07)	12.61	11.78
Distributions from net investment income	(.11)	(.08)	(.15)	(.03)	(.09)	(.24)
Distributions from net realized gain	(5.20)	(3.68)	(2.58)	(3.63)	(3.99)	(4.47)
Total distributions	(5.31)	(3.76)	(2.73)	(3.66)	(4.08)	(4.71)
Net asset value, end of period	$92.15	$99.75	$83.20	$69.52	$75.25	$66.72
Total ReturnC,D	(2.45)%	25.21%	24.48%	(2.59)%	19.72%	21.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%G	.72%	.70%	.82%	.89%	.80%
Expenses net of fee waivers, if any	.74%G	.72%	.70%	.82%	.89%	.80%
Expenses net of all reductions	.74%G	.72%	.69%	.82%	.88%	.80%
Net investment income (loss)	(.04)%G	.12%B	.15%	.13%	.07%	.23%
Supplemental Data
Net assets, end of period (in millions)	$19,993	$20,714	$16,993	$14,230	$15,346	$11,970
Portfolio turnover rateH	44%G,I	41%I	43%I	50%I	51%I	57%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Blue Chip Growth Fund Class K

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$99.92	$83.34	$69.67	$75.36	$66.82	$59.74
Income from Investment Operations
Net investment income (loss)A	.03	.20B	.19	.16	.13	.23
Net realized and unrealized gain (loss)	(2.29)	20.22	16.32	(2.15)	12.57	11.64
Total from investment operations	(2.26)	20.42	16.51	(1.99)	12.70	11.87
Distributions from net investment income	(.19)	(.16)	(.27)	(.07)	(.17)	(.33)
Distributions from net realized gain	(5.20)	(3.68)	(2.58)	(3.63)	(3.99)	(4.47)
Total distributions	(5.39)	(3.84)	(2.84)C	(3.70)	(4.16)	(4.79)D
Net asset value, end of period	$92.27	$99.92	$83.34	$69.67	$75.36	$66.82
Total ReturnE,F	(2.41)%	25.33%	24.63%	(2.47)%	19.84%	21.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	.65%I	.62%	.59%	.70%	.78%	.68%
Expenses net of fee waivers, if any	.65%I	.62%	.59%	.70%	.77%	.68%
Expenses net of all reductions	.65%I	.62%	.58%	.70%	.77%	.67%
Net investment income (loss)	.06%I	.22%B	.26%	.25%	.19%	.36%
Supplemental Data
Net assets, end of period (in millions)	$5,109	$5,669	$5,665	$5,158	$5,898	$4,612
Portfolio turnover rateJ	44%I,K	41%K	43%K	50%K	51%K	57%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total distributions of $2.84 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $2.576 per share.

 D Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input (a)
Equities	$ 1,475,914	Market approach	Transaction price	$0.24 - $277.28 / $173.24	Increase
			Discount rate	10.0%	Decrease
		Recovery value	Recovery value	0.0% - 1.5% / 1.2%	Increase
		Market comparable	Transaction price	$9.15 - $411.85 / $220.01	Increase
			Enterprise value/Sales multiple (EV/S)	1.1 - 10.2 / 3.0	Increase
			Discount rate	7.5% - 78.0% / 32.3%	Decrease
			Price/Earnings multiple (P/E)	11.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 11.8%	Decrease
			Conversion ratio	3.0	Increase
			Proxy discount	21.3% - 26.0% / 22.1%	Decrease
			Premium rate	6.0% - 9.0% / 8.3%	Increase
			Proxy premium	10.8%	Increase
			Liquidity preference	$14.90 - $45.76 / $30.66	Increase
		Discount cash flow	Discount rate	24.1% - 25.0% / 24.6%	Decrease
			Growth rate	3.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $772 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,461,702
Gross unrealized depreciation	(596,186)
Net unrealized appreciation (depreciation)	$10,865,516
Tax cost	$15,055,598

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $62,707 in these Subsidiaries, representing .25% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,800,780 and $5,664,862, respectively.

Unaffiliated Redemptions In-Kind. During the period, 2,554 shares of the Fund were redeemed in-kind for investments and cash with a value of $219,238. The net realized gain of $130,867 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 15,023 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $1,335,342. The Fund had a net realized gain of $811,963 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .59% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Blue Chip Growth	$14,400.14
Class K	1,252.05
	$15,652

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .01%.

Brokerage Commissions.The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $136 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$29,045	2.45%	$75

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $34 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $7,810. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,984, including $89 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $121 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $24.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $93.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Blue Chip Growth	$1,117,762	$–
Class K	309,259	–
Total	$1,427,021	$–
From net investment income
Blue Chip Growth	$–	$14,640
Class K	–	10,186
Total	$–	$24,826
From net realized gain
Blue Chip Growth	$–	$722,426
Class K	–	233,498
Total	$–	$955,924

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018	Six months ended January 31, 2019	Year ended July 31, 2018
Blue Chip Growth
Shares sold	21,452	40,439	$2,001,231	$3,709,387
Reinvestment of distributions	11,015	8,154	1,055,428	698,554
Shares redeemed	(23,166)	(45,177)	(2,108,117)	(4,036,931)
Net increase (decrease)	9,301	3,416	$948,542	$371,010
Class K
Shares sold	6,959	14,932	$661,178	$1,373,508
Reinvestment of distributions	3,225	2,843	309,259	243,684
Shares redeemed	(11,555)(a)	(29,012)(b)	(1,039,379)(a)	(2,598,967)(b)
Net increase (decrease)	(1,371)	(11,237)	$(68,942)	$(981,775)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Blue Chip Growth	.74%
Actual		$1,000.00	$975.50	$3.68
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Class K	.65%
Actual		$1,000.00	$975.90	$3.24
Hypothetical-C		$1,000.00	$1,021.93	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

BCF-SANN-0319
1.700126.122

Fidelity® Blue Chip Growth K6 Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Amazon.com, Inc.	7.9
Alphabet, Inc. Class A	7.3
Apple, Inc.	5.6
Microsoft Corp.	4.7
Facebook, Inc. Class A	4.1
Salesforce.com, Inc.	3.2
Broadcom, Inc.	2.7
Visa, Inc. Class A	2.3
Tesla, Inc.	2.3
NVIDIA Corp.	1.9
42.0

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Information Technology	32.3
Consumer Discretionary	24.8
Communication Services	17.4
Health Care	12.8
Industrials	4.3

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	98.5%
Convertible Securities	1.5%

 * Foreign investments - 7.6%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 17.4%
Entertainment - 4.4%
Activision Blizzard, Inc.	394,994	$18,659,517
Electronic Arts, Inc. (a)	22,221	2,049,665
Lions Gate Entertainment Corp. Class A	10,303	189,266
NetEase, Inc. ADR	4,024	1,013,766
Netflix, Inc. (a)	94,437	32,061,362
Nintendo Co. Ltd.	3,600	1,091,837
Nintendo Co. Ltd. ADR	14,382	535,586
Take-Two Interactive Software, Inc. (a)	24,728	2,610,040
The Walt Disney Co.	163,720	18,258,054
		76,469,093
Interactive Media & Services - 12.9%
Alphabet, Inc.:
Class A (a)	112,647	126,828,131
Class C (a)	10,993	12,272,255
ANGI Homeservices, Inc. Class A (a)	97,257	1,653,369
CarGurus, Inc. Class A (a)	38,376	1,641,342
Facebook, Inc. Class A (a)	424,918	70,829,581
Momo, Inc. ADR (a)	27,447	835,212
Tencent Holdings Ltd.	200,100	8,907,375
Twitter, Inc. (a)	42,484	1,425,763
		224,393,028
Media - 0.0%
Charter Communications, Inc. Class A (a)	500	165,525
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	28,904	2,012,296

TOTAL COMMUNICATION SERVICES		303,039,942

CONSUMER DISCRETIONARY - 24.6%
Auto Components - 0.0%
Aptiv PLC	2,400	189,912
Automobiles - 2.3%
Tesla, Inc. (a)(b)	130,366	40,024,969
Hotels, Restaurants & Leisure - 2.2%
Boyd Gaming Corp.	55,000	1,502,600
Caesars Entertainment Corp. (a)(b)	117,500	1,073,950
Chipotle Mexican Grill, Inc. (a)	600	317,766
Eldorado Resorts, Inc. (a)	66,222	3,087,270
Gaming VC Holdings SA	42,701	376,365
Haidilao International Holding Ltd. (c)	180,000	423,091
Hilton Grand Vacations, Inc. (a)	17,360	526,702
Hilton Worldwide Holdings, Inc.	16,806	1,251,711
Hyatt Hotels Corp. Class A	4,730	330,674
Kambi Group PLC (a)	34,100	772,572
Marriott International, Inc. Class A	46,768	5,356,339
McDonald's Corp.	26,732	4,779,147
MGM Mirage, Inc.	44,821	1,319,530
Penn National Gaming, Inc. (a)	46,100	1,117,464
Planet Fitness, Inc. (a)	70,047	4,057,122
PlayAGS, Inc. (a)	29,289	733,982
Restaurant Brands International, Inc.	29,828	1,869,656
Royal Caribbean Cruises Ltd.	32,642	3,918,672
Sea Ltd. ADR (a)	39,500	553,395
Shake Shack, Inc. Class A (a)	34,374	1,641,702
Starbucks Corp.	8,701	592,886
Wynn Resorts Ltd.	16,928	2,082,313
		37,684,909
Household Durables - 0.3%
D.R. Horton, Inc.	39,955	1,536,270
iRobot Corp. (a)	4,478	402,080
Lennar Corp. Class A	34,943	1,656,997
Mohawk Industries, Inc. (a)	2,700	347,733
Roku, Inc. Class A (a)	31,897	1,433,770
		5,376,850
Internet & Direct Marketing Retail - 10.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	90,136	15,187,015
Amazon.com, Inc. (a)	79,477	136,599,494
eBay, Inc.	35,500	1,194,575
Etsy, Inc. (a)	28,088	1,535,009
GrubHub, Inc. (a)	13,266	1,066,586
JD.com, Inc. sponsored ADR (a)	141,481	3,515,803
The Booking Holdings, Inc. (a)	8,135	14,909,909
Wayfair LLC Class A (a)	35,879	3,927,315
		177,935,706
Multiline Retail - 1.2%
Avenue Supermarts Ltd. (a)(c)	3,665	71,009
Dollar General Corp.	10,081	1,163,650
Dollar Tree, Inc. (a)	182,342	17,656,176
Ollie's Bargain Outlet Holdings, Inc. (a)	8,628	674,451
Target Corp.	23,931	1,746,963
		21,312,249
Specialty Retail - 5.3%
American Eagle Outfitters, Inc.	103,944	2,195,297
At Home Group, Inc. (a)	158,862	3,501,318
Best Buy Co., Inc.	42,136	2,496,137
Burlington Stores, Inc. (a)	26,760	4,594,960
Carvana Co. Class A (a)	27,945	1,038,157
Five Below, Inc. (a)	28,012	3,465,925
Floor & Decor Holdings, Inc. Class A (a)	54,074	1,854,197
Home Depot, Inc.	169,908	31,183,215
Lowe's Companies, Inc.	186,611	17,944,514
RH (a)	47,257	6,420,809
Ross Stores, Inc.	39,218	3,612,762
The Children's Place Retail Stores, Inc.	5,400	522,504
Tiffany & Co., Inc.	25,383	2,252,234
TJX Companies, Inc.	130,985	6,513,884
Ulta Beauty, Inc. (a)	15,390	4,492,649
		92,088,562
Textiles, Apparel & Luxury Goods - 3.0%
adidas AG	37,766	8,978,240
Allbirds, Inc. (d)(e)	2,352	128,974
Canada Goose Holdings, Inc. (a)	7,536	387,654
lululemon athletica, Inc. (a)	86,743	12,821,483
Moncler SpA	48,600	1,830,147
NIKE, Inc. Class B	166,485	13,631,792
Pinduoduo, Inc. ADR (b)	141,380	4,129,710
PVH Corp.	61,272	6,685,388
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	53,107	1,442,917
Under Armour, Inc. Class C (non-vtg.) (a)	144,126	2,729,746
		52,766,051

TOTAL CONSUMER DISCRETIONARY		427,379,208

CONSUMER STAPLES - 3.1%
Beverages - 0.4%
Fever-Tree Drinks PLC	93,862	3,165,143
Keurig Dr. Pepper, Inc.	142,277	3,872,780
Monster Beverage Corp. (a)	8,503	486,712
Pernod Ricard SA	926	153,685
		7,678,320
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc.	187,427	4,931,204
Costco Wholesale Corp.	58,344	12,522,373
Kroger Co.	30,848	873,924
		18,327,501
Food Products - 0.1%
Darling International, Inc. (a)	35,935	764,337
Lamb Weston Holdings, Inc.	3,200	231,360
Nestle SA (Reg. S)	2,130	185,702
The a2 Milk Co. Ltd. (a)	46,900	410,079
		1,591,478
Household Products - 0.0%
Procter & Gamble Co.	5,400	520,938
Personal Products - 0.4%
Coty, Inc. Class A	325,339	2,524,631
Estee Lauder Companies, Inc. Class A	29,395	4,010,066
		6,534,697
Tobacco - 1.1%
Altria Group, Inc.	268,641	13,257,433
JUUL Labs, Inc. Class A (d)(e)	23,134	5,773,090
		19,030,523

TOTAL CONSUMER STAPLES		53,683,457

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp.	39,194	1,855,052
Berry Petroleum Corp.	65,000	766,350
Continental Resources, Inc. (a)	58,791	2,714,380
Diamondback Energy, Inc.	7,135	735,761
Hess Corp.	8,100	437,400
Pioneer Natural Resources Co.	11,328	1,612,201
Reliance Industries Ltd.	327,142	5,657,445
Whiting Petroleum Corp. (a)	141,546	4,052,462
		17,831,051
FINANCIALS - 2.6%
Banks - 1.0%
Bank of America Corp.	414,362	11,796,886
Coastal Financial Corp. of Washington (a)	2,710	40,298
ICICI Bank Ltd. sponsored ADR	34,778	355,083
IndusInd Bank Ltd.	8,949	189,870
JPMorgan Chase & Co.	43,522	4,504,527
Kotak Mahindra Bank Ltd.	18,502	327,422
		17,214,086
Capital Markets - 0.6%
Charles Schwab Corp.	107,607	5,032,779
Edelweiss Financial Services Ltd.	58,486	126,970
HDFC Asset Management Co. Ltd. (a)(c)	110	2,112
Morgan Stanley	7,900	334,170
TD Ameritrade Holding Corp.	85,670	4,793,237
		10,289,268
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	61,184	12,575,759
GDS Holdings Ltd. ADR (a)(b)	28,366	805,594
		13,381,353
Insurance - 0.1%
eHealth, Inc. (a)	22,900	1,400,564
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	20,960	567,819
LendingTree, Inc. (a)(b)	5,330	1,579,492
		2,147,311

TOTAL FINANCIALS		44,432,582

HEALTH CARE - 12.8%
Biotechnology - 5.3%
ACADIA Pharmaceuticals, Inc. (a)	15,823	360,448
Acceleron Pharma, Inc. (a)	12,877	545,985
Agios Pharmaceuticals, Inc. (a)	18,305	981,148
Aimmune Therapeutics, Inc. (a)	35,129	826,234
Alexion Pharmaceuticals, Inc. (a)	143,116	17,597,543
Allakos, Inc. (a)	10,554	421,632
Allogene Therapeutics, Inc.	7,718	234,087
Alnylam Pharmaceuticals, Inc. (a)	58,652	4,899,202
Amgen, Inc.	16,507	3,088,625
AnaptysBio, Inc. (a)	11,556	766,394
Arena Pharmaceuticals, Inc. (a)	23,713	1,090,087
Argenx SE ADR (a)	3,200	339,552
Array BioPharma, Inc. (a)	32,924	614,691
Ascendis Pharma A/S sponsored ADR (a)	24,344	1,739,622
BeiGene Ltd.	39,500	391,329
BeiGene Ltd. ADR (a)	9,024	1,168,428
bluebird bio, Inc. (a)	21,806	2,909,575
Blueprint Medicines Corp. (a)	1,577	113,686
Cellectis SA sponsored ADR (a)	8,282	146,343
Cibus Global Ltd. Series C (d)(e)(f)	133,810	145,853
Coherus BioSciences, Inc. (a)	37,674	507,092
Crinetics Pharmaceuticals, Inc. (a)	8,123	213,472
CytomX Therapeutics, Inc. (a)	9,200	156,216
Deciphera Pharmaceuticals, Inc. (a)	4,273	114,816
Denali Therapeutics, Inc. (a)	49,447	942,460
Editas Medicine, Inc. (a)	30,119	654,486
Epizyme, Inc. (a)	19,717	201,508
Esperion Therapeutics, Inc. (a)(b)	15,539	721,787
Exact Sciences Corp. (a)	12,200	1,098,976
FibroGen, Inc. (a)	21,658	1,229,092
Global Blood Therapeutics, Inc. (a)	42,920	2,056,297
Heron Therapeutics, Inc. (a)	12,225	328,853
Immunomedics, Inc. (a)	24,700	365,313
Intellia Therapeutics, Inc. (a)(b)	35,953	508,375
Intercept Pharmaceuticals, Inc. (a)	16,298	1,966,843
Ionis Pharmaceuticals, Inc. (a)	7,064	409,712
Ironwood Pharmaceuticals, Inc. Class A (a)	64,432	880,141
Liquidia Technologies, Inc.	91,934	1,322,930
Mirati Therapeutics, Inc. (a)	6,300	416,304
Moderna, Inc. (b)	15,418	255,939
Momenta Pharmaceuticals, Inc. (a)	5,432	64,424
Natera, Inc. (a)	56,364	765,987
Neurocrine Biosciences, Inc. (a)	36,224	3,195,681
Portola Pharmaceuticals, Inc. (a)(b)	22,645	613,680
Principia Biopharma, Inc.	6,895	208,987
Regeneron Pharmaceuticals, Inc. (a)	36,547	15,688,531
Rubius Therapeutics, Inc.	8,440	115,544
Sage Therapeutics, Inc. (a)	26,623	3,796,174
Sarepta Therapeutics, Inc. (a)	29,379	4,104,540
Scholar Rock Holding Corp.	10,753	162,478
Synthorx, Inc.	16,137	227,370
Ultragenyx Pharmaceutical, Inc. (a)	8,990	443,387
Vertex Pharmaceuticals, Inc. (a)	39,091	7,462,863
Viking Therapeutics, Inc. (a)(b)	16,798	137,072
Xencor, Inc. (a)	26,021	939,358
Zai Lab Ltd. ADR (a)	19,582	528,518
		91,185,670
Health Care Equipment & Supplies - 3.5%
Abiomed, Inc. (a)	1,300	456,391
Align Technology, Inc. (a)	9,535	2,373,738
Atricure, Inc. (a)	12,142	375,795
Axonics Modulation Technologies, Inc. (a)	20,786	303,476
Becton, Dickinson & Co.	14,778	3,686,520
Boston Scientific Corp. (a)	579,045	22,090,567
Danaher Corp.	29,844	3,310,296
DexCom, Inc. (a)	9,956	1,404,095
Edwards Lifesciences Corp. (a)	2,326	396,397
Establishment Labs Holdings, Inc. (a)	27,755	735,785
Insulet Corp. (a)	13,963	1,133,656
Intuitive Surgical, Inc. (a)	34,651	18,144,650
iRhythm Technologies, Inc. (a)	28,931	2,459,135
Masimo Corp. (a)	1,441	179,246
Novocure Ltd. (a)	8,772	429,828
Penumbra, Inc. (a)	2,214	322,159
Quanterix Corp. (a)	9,609	202,366
Stryker Corp.	7,124	1,265,009
Tandem Diabetes Care, Inc. (a)	22,869	994,344
ViewRay, Inc. (a)	36,834	264,836
Wright Medical Group NV (a)	20,683	617,181
		61,145,470
Health Care Providers & Services - 3.0%
Anthem, Inc.	6,307	1,911,021
Centene Corp. (a)	6,377	832,645
Guardant Health, Inc. (b)	20,741	836,692
HCA Holdings, Inc.	42,075	5,866,517
Humana, Inc.	43,328	13,387,919
National Vision Holdings, Inc. (a)	8,978	285,141
Notre Dame Intermedica Participacoes SA	67,300	619,635
OptiNose, Inc. (a)	39,618	255,140
UnitedHealth Group, Inc.	94,472	25,526,334
Wellcare Health Plans, Inc. (a)	7,838	2,167,050
		51,688,094
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	19,782	349,746
Teladoc Health, Inc. (a)(b)	17,170	1,102,314
		1,452,060
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.	1,400	343,938
Pharmaceuticals - 0.9%
Akcea Therapeutics, Inc. (a)(b)	50,074	1,330,967
Allergan PLC	4,600	662,308
Assembly Biosciences, Inc. (a)	6,992	159,278
AstraZeneca PLC sponsored ADR	76,877	2,812,161
Bristol-Myers Squibb Co.	87,100	4,300,127
Dova Pharmaceuticals, Inc. (a)(b)	13,129	100,831
Jazz Pharmaceuticals PLC (a)	19,904	2,505,715
MyoKardia, Inc. (a)	6,487	268,432
Nektar Therapeutics (a)	60,617	2,566,524
The Medicines Company (a)	29,424	679,989
TherapeuticsMD, Inc. (a)	64,200	337,050
Theravance Biopharma, Inc. (a)	3,439	89,586
Zogenix, Inc. (a)	7,213	315,569
		16,128,537

TOTAL HEALTH CARE		221,943,769

INDUSTRIALS - 4.3%
Aerospace & Defense - 1.6%
Elbit Systems Ltd.	3,219	396,034
Northrop Grumman Corp.	18,812	5,183,647
The Boeing Co.	54,550	21,035,571
United Technologies Corp.	10,985	1,296,999
		27,912,251
Airlines - 1.0%
American Airlines Group, Inc.	68,463	2,448,922
Delta Air Lines, Inc.	90,302	4,463,628
JetBlue Airways Corp. (a)	9,400	169,106
Spirit Airlines, Inc. (a)	101,136	5,948,820
United Continental Holdings, Inc. (a)	43,895	3,830,717
		16,861,193
Building Products - 0.1%
Fortune Brands Home & Security, Inc.	44,154	2,000,176
Commercial Services & Supplies - 0.1%
HomeServe PLC	60,608	750,021
Tomra Systems ASA	38,900	1,007,790
		1,757,811
Construction & Engineering - 0.1%
MasTec, Inc. (a)	26,600	1,180,508
Electrical Equipment - 0.1%
Fortive Corp.	31,753	2,381,157
Industrial Conglomerates - 0.4%
General Electric Co.	285,869	2,904,429
Honeywell International, Inc.	31,197	4,480,825
		7,385,254
Machinery - 0.6%
Deere & Co.	42,506	6,970,984
Rational AG	1,002	627,348
Xylem, Inc.	26,832	1,912,048
		9,510,380
Road & Rail - 0.3%
Knight-Swift Transportation Holdings, Inc. Class A	141,678	4,498,277
Union Pacific Corp.	3,300	524,931
		5,023,208
Trading Companies & Distributors - 0.0%
Ferguson PLC	1,850	123,604

TOTAL INDUSTRIALS		74,135,542

INFORMATION TECHNOLOGY - 31.4%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	10,685	2,294,924
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	105,066	936,138
		3,231,062
Electronic Equipment & Components - 0.1%
Corning, Inc.	67,696	2,251,569
IT Services - 6.0%
Adyen BV (c)	1,578	1,169,862
Akamai Technologies, Inc. (a)	63,662	4,144,396
Endava PLC ADR (a)	5,939	139,567
GoDaddy, Inc. (a)	29,399	2,017,653
Keywords Studios PLC	7,518	117,538
MasterCard, Inc. Class A	143,266	30,247,751
Netcompany Group A/S (c)	6,300	212,498
Okta, Inc. (a)	3,132	258,171
PayPal Holdings, Inc. (a)	194,678	17,279,619
Shopify, Inc. Class A (a)	18,800	3,164,644
Square, Inc. (a)	19,529	1,393,394
Total System Services, Inc.	3,960	354,856
Twilio, Inc. Class A (a)	3,802	423,239
Visa, Inc. Class A	299,638	40,454,126
Wix.com Ltd. (a)	26,370	2,883,560
		104,260,874
Semiconductors & Semiconductor Equipment - 8.7%
Acacia Communications, Inc. (a)	10,210	444,237
Advanced Micro Devices, Inc. (a)	128,917	3,146,864
Analog Devices, Inc.	24,310	2,403,287
ASML Holding NV	4,351	761,556
Broadcom, Inc.	172,454	46,260,786
Inphi Corp. (a)	42,776	1,687,085
Lam Research Corp.	34,495	5,849,662
Marvell Technology Group Ltd.	1,733,928	32,129,686
Micron Technology, Inc. (a)	111,419	4,258,434
Monolithic Power Systems, Inc.	32,026	4,053,211
NVIDIA Corp.	234,331	33,685,081
NXP Semiconductors NV	79,041	6,878,938
ON Semiconductor Corp. (a)	37,800	757,512
Qualcomm, Inc.	92,350	4,573,172
Semtech Corp. (a)	4,093	198,756
Xilinx, Inc.	26,078	2,919,171
		150,007,438
Software - 10.8%
Adobe, Inc. (a)	78,914	19,556,467
Altair Engineering, Inc. Class A (a)	5,505	178,252
Bilibili, Inc. ADR (a)	33,092	609,224
CyberArk Software Ltd. (a)	2,263	198,601
DocuSign, Inc.	36,737	1,816,645
Dropbox, Inc. Class A (a)	29,570	730,675
HubSpot, Inc. (a)	8,302	1,314,290
Intuit, Inc.	16,018	3,457,005
Microsoft Corp.	779,085	81,359,847
Paycom Software, Inc. (a)	29,333	4,348,324
RingCentral, Inc. (a)	32,562	3,010,031
SailPoint Technologies Holding, Inc. (a)	14,573	416,059
Salesforce.com, Inc. (a)	371,283	56,423,878
ServiceNow, Inc. (a)	1,828	402,197
Splunk, Inc. (a)	6,125	764,645
StoneCo Ltd. Class A (a)(b)	6,792	150,239
The Trade Desk, Inc. (a)	30,538	4,357,162
Ultimate Software Group, Inc. (a)	718	196,064
Workday, Inc. Class A (a)	34,684	6,296,187
Zendesk, Inc. (a)	16,435	1,109,856
Zuora, Inc.	49,769	1,077,001
		187,772,649
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	587,409	97,768,354

TOTAL INFORMATION TECHNOLOGY		545,291,946

MATERIALS - 1.2%
Chemicals - 1.2%
CF Industries Holdings, Inc.	140,845	6,147,884
DowDuPont, Inc.	41,970	2,258,406
FMC Corp.	7,708	615,098
LG Chemical Ltd.	500	165,404
Nutrien Ltd.	47,268	2,448,748
Sherwin-Williams Co.	412	173,666
The Chemours Co. LLC	169,484	6,059,053
The Mosaic Co.	81,081	2,617,295
Westlake Chemical Corp.	9,200	679,880
		21,165,434
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. Class C (d)(e)	274,458	1,539,709
TOTAL COMMON STOCKS
(Cost $1,547,734,061)		1,710,442,640

Preferred Stocks - 1.5%
Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Neutron Holdings, Inc.:
Series C (d)(e)	3,178,083	770,685
Series D (d)(e)	5,904,173	1,431,762
Topgolf International, Inc. Series F (a)(d)(e)	9,181	109,254
		2,311,701
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series E (a)(d)(e)	11,802	231,319
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (d)(e)	928	50,888
Series B (d)(e)	163	8,938
Series C (d)(e)	1,558	85,434
		145,260
TOTAL CONSUMER DISCRETIONARY		2,688,280
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (a)(d)(e)	337	87,290
Sweetgreen, Inc. Series H (d)(e)	211,642	2,759,812
		2,847,102
Food Products - 0.0%
Agbiome LLC Series C (d)(e)	68,700	435,125
Tobacco - 0.2%
JUUL Labs, Inc. Series E (d)(e)	12,508	3,121,371
TOTAL CONSUMER STAPLES		6,403,598
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (a)(d)(e)	6,504	112,844
Generation Bio Series B (d)(e)	22,400	156,800
		269,644
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.0%
ContextLogic, Inc. Series G (a)(d)(e)	2,862	412,901
Starry, Inc. Series C (a)(d)(e)	158,250	145,907
		558,808
Software - 0.9%
Bird Rides, Inc. Series C (d)(e)	146,154	1,716,652
Cloudflare, Inc. Series D, 8.00% (a)(d)(e)	30,300	333,300
Compass, Inc. Series E (a)(d)(e)	1,181	140,031
Lyft, Inc.:
Series H (a)(d)(e)	100,639	4,722,988
Series I (d)(e)	177,388	8,324,819
		15,237,790
TOTAL INFORMATION TECHNOLOGY		15,796,598

TOTAL CONVERTIBLE PREFERRED STOCKS		25,158,120

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (d)(e)	499	27,363
TOTAL PREFERRED STOCKS
(Cost $21,556,673)		25,185,483

Money Market Funds - 1.4%
Fidelity Securities Lending Cash Central Fund 2.43% (g)(h)
(Cost $24,198,995)	24,196,575	24,198,995
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $1,593,489,729)		1,759,827,118
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(23,968,371)
NET ASSETS - 100%		$1,735,858,747

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,878,572 or 0.1% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,773,109 or 1.9% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$90,303
Agbiome LLC Series C	6/29/18	$435,125
Allbirds, Inc.	10/9/18	$128,974
Allbirds, Inc.	10/9/18	$27,363
Allbirds, Inc. Series A	10/9/18	$50,888
Allbirds, Inc. Series B	10/9/18	$8,938
Allbirds, Inc. Series C	10/9/18	$85,434
Ant International Co. Ltd. Class C	5/16/18	$1,539,709
Bird Rides, Inc. Series C	12/21/18	$1,716,652
Cibus Global Ltd. Series C	2/16/18	$281,001
Cloudflare, Inc. Series D, 8.00%	9/10/18	$333,300
Compass, Inc. Series E	11/3/17	$79,692
ContextLogic, Inc. Series G	10/24/17	$385,033
Generation Bio Series B	2/21/18	$204,864
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$645,585
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$342,963
Lyft, Inc. Series H	11/22/17	$4,000,008
Lyft, Inc. Series I	6/27/18	$8,400,014
Neutron Holdings, Inc. Series C	7/3/18	$581,081
Neutron Holdings, Inc. Series D	1/25/19	$1,431,762
Roofoods Ltd. Series F	9/12/17	$119,153
Starry, Inc. Series C	12/8/17	$145,907
Sweetgreen, Inc. Series H	11/9/18	$2,759,812
The Honest Co., Inc. Series E	9/28/17	$231,376
Topgolf International, Inc. Series F	11/10/17	$127,005

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$229,584
Fidelity Securities Lending Cash Central Fund	136,254
Total	$365,838

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$303,039,942	$293,040,730	$9,999,212	$--
Consumer Discretionary	430,094,851	426,827,143	423,091	2,844,617
Consumer Staples	60,087,055	47,724,665	185,702	12,176,688
Energy	17,831,051	17,831,051	--	--
Financials	44,432,582	44,432,582	--	--
Health Care	222,213,413	221,406,587	391,329	415,497
Industrials	74,135,542	74,135,542	--	--
Information Technology	561,088,544	545,291,946	--	15,796,598
Materials	21,165,434	21,165,434	--	--
Real Estate	1,539,709	--	--	1,539,709
Money Market Funds	24,198,995	24,198,995	--	--
Total Investments in Securities:	$1,759,827,118	$1,716,054,675	$10,999,334	$32,773,109

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$23,490,491
Net Realized Gain (Loss) on Investment Securities	(76,525)
Net Unrealized Gain (Loss) on Investment Securities	8,077,472
Cost of Purchases	7,531,670
Proceeds of Sales	(6,249,999)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$32,773,109
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$8,077,472

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation{s} are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $23,821,723) — See accompanying schedule: Unaffiliated issuers (cost $1,569,290,734)	$1,735,628,123
Fidelity Central Funds (cost $24,198,995)	24,198,995
Total Investment in Securities (cost $1,593,489,729)		$1,759,827,118
Foreign currency held at value (cost $170,218)		170,218
Receivable for investments sold		10,536,575
Receivable for fund shares sold		2,600,826
Dividends receivable		205,480
Distributions receivable from Fidelity Central Funds		27,639
Other receivables		12,592
Total assets		1,773,380,448
Liabilities
Payable to custodian bank	$1,078,782
Payable for investments purchased	9,808,158
Payable for fund shares redeemed	1,796,311
Accrued management fee	629,907
Other payables and accrued expenses	9,848
Collateral on securities loaned	24,198,695
Total liabilities		37,521,701
Net Assets		$1,735,858,747
Net Assets consist of:
Paid in capital		$1,620,287,432
Total distributable earnings (loss)		115,571,315
Net Assets, for 142,438,262 shares outstanding		$1,735,858,747
Net Asset Value, offering price and redemption price per share ($1,735,858,747 ÷ 142,438,262 shares)		$12.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$6,050,668
Income from Fidelity Central Funds		365,838
Total income		6,416,506
Expenses
Management fee	$3,837,486
Independent trustees' fees and expenses	5,326
Interest	2,716
Commitment fees	2,253
Total expenses before reductions	3,847,781
Expense reductions	(14,855)
Total expenses after reductions		3,832,926
Net investment income (loss)		2,583,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(35,729,325)
Fidelity Central Funds	3,023
Foreign currency transactions	(17,239)
Total net realized gain (loss)		(35,743,541)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $65,666)	(40,117,356)
Assets and liabilities in foreign currencies	(5,175)
Total change in net unrealized appreciation (depreciation)		(40,122,531)
Net gain (loss)		(75,866,072)
Net increase (decrease) in net assets resulting from operations		$(73,282,492)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,583,580	$4,595,244
Net realized gain (loss)	(35,743,541)	(14,265,282)
Change in net unrealized appreciation (depreciation)	(40,122,531)	207,757,843
Net increase (decrease) in net assets resulting from operations	(73,282,492)	198,087,805
Distributions to shareholders	(7,070,490)	–
Distributions to shareholders from net investment income	–	(737,285)
Distributions to shareholders from net realized gain	–	(113,428)
Total distributions	(7,070,490)	(850,713)
Share transactions
Proceeds from sales of shares	385,725,131	1,506,071,314
Reinvestment of distributions	7,070,490	850,713
Cost of shares redeemed	(256,628,245)	(204,338,016)
Net increase (decrease) in net assets resulting from share transactions	136,167,376	1,302,584,011
Total increase (decrease) in net assets	55,814,394	1,499,821,103
Net Assets
Beginning of period	1,680,044,353	180,223,250
End of period	$1,735,858,747	$1,680,044,353
Other Information
Undistributed net investment income end of period		$3,740,420
Shares
Sold	32,000,059	130,929,525
Issued in reinvestment of distributions	568,533	75,151
Redeemed	(21,507,612)	(17,090,266)
Net increase (decrease)	11,060,980	113,914,410

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth K6 Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$12.79	$10.32	$10.00
Income from Investment Operations
Net investment income (loss)B	.02	.05C	–D
Net realized and unrealized gain (loss)	(.57)	2.44	.32
Total from investment operations	(.55)	2.49	.32
Distributions from net investment income	(.05)	(.01)	–
Distributions from net realized gain	–	–D	–
Total distributions	(.05)	(.02)E	–
Net asset value, end of period	$12.19	$12.79	$10.32
Total ReturnF,G	(4.30)%	24.10%	3.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	.45%J	.45%	.45%J
Expenses net of fee waivers, if any	.45%J	.45%	.45%J
Expenses net of all reductions	.45%J	.45%	.45%J
Net investment income (loss)	.30%J	.45%C	(.24)%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,735,859	$1,680,044	$180,223
Portfolio turnover rateK	48%J,L	40%L	3%L,M

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.02 per share is comprised of distributions from net investment income of $.013 and distributions from net realized gain of $.002 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 32,773,109	Market approach	Transaction price	$0.24 - $277.28 / $138.48	Increase
			Discount rate	10.0%	Decrease
		Market comparable	Transaction price	$9.15	Increase
			Enterprise value/Sales multiple (EV/S)	1.2 - 3.2 / 2.6	Increase
			Discount rate	30.0% - 78.0% / 30.4%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Proxy discount	23.4%	Decrease
			Premium rate	9.0%	Increase
			Liquidity preference	$19.60	Increase
		Discount cash flow	Discount rate	24.1% - 25.0% / 24.6%	Decrease
			Growth rate	3.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$229,495,851
Gross unrealized depreciation	(70,024,685)
Net unrealized appreciation (depreciation)	$159,471,166
Tax cost	$1,600,355,952

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,463,098)
Long-term	(10,192)
Total capital loss carryforward	$(12,473,290)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $145,853 in this Subsidiary, representing .01% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $513,206,412 and $404,848,126, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $59,495,841 in exchange for 5,142,673 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an unaffiliated entity completed an exchange in-kind with the Fund. The unaffiliated entity delivered investments and cash, valued at $1,068,331,023 in exchange for 93,987,183 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,199 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$18,412,500	2.65%	$2,716

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,253 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $339,085. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $136,254, including $4,713 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,261 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,594.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	.45%	$1,000.00	$957.00	$2.22
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month period ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Blue Chip Growth K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

BCFK6-SANN-0319
1.9884006.101

Fidelity® Blue Chip Value Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.9
Comcast Corp. Class A	4.7
Cigna Corp.	4.6
CVS Health Corp.	4.2
Amgen, Inc.	4.2
Exxon Mobil Corp.	3.7
Wells Fargo & Co.	3.3
Twenty-First Century Fox, Inc. Class A	3.2
The Walt Disney Co.	3.0
CBRE Group, Inc.	2.8
38.6

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	24.5
Health Care	22.4
Communication Services	13.7
Energy	9.2
Consumer Staples	7.2

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks and Equity Futures	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 17.1%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
COMMUNICATION SERVICES - 13.7%
Entertainment - 6.2%
The Walt Disney Co.	130,200	$14,519,904
Twenty-First Century Fox, Inc. Class A	309,400	15,256,514
		29,776,418
Interactive Media & Services - 1.8%
Alphabet, Inc. Class A (a)	7,700	8,669,353
Media - 5.7%
Comcast Corp. Class A	612,300	22,391,811
Interpublic Group of Companies, Inc.	206,000	4,686,500
		27,078,311

TOTAL COMMUNICATION SERVICES		65,524,082

CONSUMER DISCRETIONARY - 3.3%
Multiline Retail - 1.7%
Dollar General Corp.	69,600	8,033,928
Textiles, Apparel & Luxury Goods - 1.6%
PVH Corp.	72,200	7,877,742

TOTAL CONSUMER DISCRETIONARY		15,911,670

CONSUMER STAPLES - 7.2%
Beverages - 1.9%
C&C Group PLC	2,411,612	9,109,093
Food Products - 5.3%
Danone SA	110,500	8,041,284
The Hershey Co.	81,000	8,594,100
The J.M. Smucker Co.	82,500	8,652,600
		25,287,984

TOTAL CONSUMER STAPLES		34,397,077

ENERGY - 9.2%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	293,100	6,908,367
Oil, Gas & Consumable Fuels - 7.8%
Exxon Mobil Corp.	240,700	17,638,496
GasLog Partners LP	296,200	6,720,778
Golar LNG Partners LP	485,900	6,511,060
Teekay LNG Partners LP	512,900	6,595,894
		37,466,228

TOTAL ENERGY		44,374,595

FINANCIALS - 24.5%
Banks - 5.6%
U.S. Bancorp	216,797	11,091,335
Wells Fargo & Co.	325,798	15,934,780
		27,026,115
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	62,000	12,276,620
Diversified Financial Services - 4.9%
Berkshire Hathaway, Inc. Class B (a)	114,900	23,616,545
Insurance - 6.2%
Chubb Ltd.	90,400	12,027,720
Prudential PLC	305,998	5,984,146
The Travelers Companies, Inc.	91,700	11,512,018
		29,523,884
Mortgage Real Estate Investment Trusts - 5.2%
AGNC Investment Corp.	498,900	8,935,299
Annaly Capital Management, Inc.	943,100	9,845,964
MFA Financial, Inc.	856,200	6,275,946
		25,057,209

TOTAL FINANCIALS		117,500,373

HEALTH CARE - 22.4%
Biotechnology - 5.4%
Amgen, Inc.	107,100	20,039,481
Celgene Corp. (a)	64,900	5,741,054
		25,780,535
Health Care Providers & Services - 11.6%
Anthem, Inc.	43,700	13,241,100
Cigna Corp.	111,300	22,238,853
CVS Health Corp.	309,700	20,300,835
		55,780,788
Pharmaceuticals - 5.4%
Bayer AG	44,942	3,406,417
Bristol-Myers Squibb Co.	118,800	5,865,156
Roche Holding AG (participation certificate)	40,790	10,851,598
Takeda Pharmaceutical Co. Ltd. ADR	291,307	5,817,401
		25,940,572

TOTAL HEALTH CARE		107,501,895

INDUSTRIALS - 3.7%
Aerospace & Defense - 1.2%
United Technologies Corp.	51,100	6,033,377
Air Freight & Logistics - 2.5%
C.H. Robinson Worldwide, Inc.	137,400	11,922,198

TOTAL INDUSTRIALS		17,955,575

INFORMATION TECHNOLOGY - 4.2%
IT Services - 4.2%
Amdocs Ltd.	103,000	5,755,640
Cognizant Technology Solutions Corp. Class A	135,700	9,455,576
The Western Union Co.	264,300	4,823,475
		20,034,691
MATERIALS - 0.2%
Chemicals - 0.2%
LyondellBasell Industries NV Class A	11,500	1,000,155
REAL ESTATE - 4.2%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Simon Property Group, Inc.	36,400	6,629,168
Real Estate Management & Development - 2.8%
CBRE Group, Inc. (a)	291,900	13,354,425

TOTAL REAL ESTATE		19,983,593

UTILITIES - 1.8%
Electric Utilities - 1.8%
Exelon Corp.	180,200	8,606,352
TOTAL COMMON STOCKS
(Cost $441,807,731)		452,790,058

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 2.43% (b)
(Cost $24,466,004)	24,461,216	24,466,109
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $466,273,735)		477,256,167
NET OTHER ASSETS (LIABILITIES) - 0.5%		2,250,507
NET ASSETS - 100%		$479,506,674

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	352	March 2019	$20,709,920	$1,250,563	$1,250,563

The notional amount of futures purchased as a percentage of Net Assets is 4.3%

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$233,060
Fidelity Securities Lending Cash Central Fund	4,160
Total	$237,220

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$65,524,082	$65,524,082	$--	$--
Consumer Discretionary	15,911,670	15,911,670	--	--
Consumer Staples	34,397,077	26,355,793	8,041,284	--
Energy	44,374,595	44,374,595	--	--
Financials	117,500,373	111,516,227	5,984,146	--
Health Care	107,501,895	93,243,880	14,258,015	--
Industrials	17,955,575	17,955,575	--	--
Information Technology	20,034,691	20,034,691	--	--
Materials	1,000,155	1,000,155	--	--
Real Estate	19,983,593	19,983,593	--	--
Utilities	8,606,352	8,606,352	--	--
Money Market Funds	24,466,109	24,466,109	--	--
Total Investments in Securities:	$477,256,167	$448,972,722	$28,283,445	$--
Derivative Instruments:
Assets
Futures Contracts	$1,250,563	$1,250,563	$--	$--
Total Assets	$1,250,563	$1,250,563	$--	$--
Total Derivative Instruments:	$1,250,563	$1,250,563	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,250,563	$0
Total Equity Risk	1,250,563	0
Total Value of Derivatives	$1,250,563	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.9%
Switzerland	4.8%
Marshall Islands	4.1%
Ireland	1.9%
France	1.7%
United Kingdom	1.3%
Japan	1.2%
Bailiwick of Guernsey	1.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $441,807,731)	$452,790,058
Fidelity Central Funds (cost $24,466,004)	24,466,109
Total Investment in Securities (cost $466,273,735)		$477,256,167
Segregated cash with brokers for derivative instruments		799,200
Cash		407,222
Receivable for investments sold		1,194,817
Receivable for fund shares sold		554,976
Dividends receivable		633,112
Distributions receivable from Fidelity Central Funds		52,071
Receivable for daily variation margin on futures contracts		149,478
Prepaid expenses		456
Other receivables		9,790
Total assets		481,057,289
Liabilities
Payable for investments purchased	$498,238
Payable for fund shares redeemed	788,682
Accrued management fee	149,012
Other affiliated payables	82,900
Other payables and accrued expenses	31,783
Total liabilities		1,550,615
Net Assets		$479,506,674
Net Assets consist of:
Paid in capital		$478,673,572
Total distributable earnings (loss)		833,102
Net Assets, for 25,586,716 shares outstanding		$479,506,674
Net Asset Value, offering price and redemption price per share ($479,506,674 ÷ 25,586,716 shares)		$18.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$4,050,721
Income from Fidelity Central Funds		237,220
Total income		4,287,941
Expenses
Management fee
Basic fee	$1,095,765
Performance adjustment	(325,825)
Transfer agent fees	379,170
Accounting and security lending fees	79,025
Custodian fees and expenses	5,878
Independent trustees' fees and expenses	1,259
Registration fees	22,293
Audit	33,566
Legal	1,976
Miscellaneous	1,158
Total expenses before reductions	1,294,265
Expense reductions	(20,846)
Total expenses after reductions		1,273,419
Net investment income (loss)		3,014,522
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,000,318)
Fidelity Central Funds	2,087
Foreign currency transactions	7,967
Futures contracts	193,777
Total net realized gain (loss)		(7,796,487)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,677,259)
Fidelity Central Funds	297
Assets and liabilities in foreign currencies	(422)
Futures contracts	1,011,530
Total change in net unrealized appreciation (depreciation)		(6,665,854)
Net gain (loss)		(14,462,341)
Net increase (decrease) in net assets resulting from operations		$(11,447,819)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,014,522	$5,320,621
Net realized gain (loss)	(7,796,487)	54,723,253
Change in net unrealized appreciation (depreciation)	(6,665,854)	(34,732,263)
Net increase (decrease) in net assets resulting from operations	(11,447,819)	25,311,611
Distributions to shareholders	(7,544,166)	–
Distributions to shareholders from net investment income	–	(4,465,976)
Distributions to shareholders from net realized gain	–	(81,343)
Total distributions	(7,544,166)	(4,547,319)
Share transactions
Proceeds from sales of shares	169,632,916	65,621,638
Reinvestment of distributions	6,832,544	4,381,389
Cost of shares redeemed	(71,470,293)	(109,494,133)
Net increase (decrease) in net assets resulting from share transactions	104,995,167	(39,491,106)
Total increase (decrease) in net assets	86,003,182	(18,726,814)
Net Assets
Beginning of period	393,503,492	412,230,306
End of period	$479,506,674	$393,503,492
Other Information
Undistributed net investment income end of period		$1,761,720
Shares
Sold	9,293,193	3,406,839
Issued in reinvestment of distributions	358,609	233,439
Redeemed	(3,843,095)	(5,729,568)
Net increase (decrease)	5,808,707	(2,089,290)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Value Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.90	$18.85	$16.19	$16.88	$15.22	$13.32
Income from Investment Operations
Net investment income (loss)A	.14	.26	.18	.19	.35B	.18
Net realized and unrealized gain (loss)	(.93)	1.01	2.66	(.59)	1.54	1.81
Total from investment operations	(.79)	1.27	2.84	(.40)	1.89	1.99
Distributions from net investment income	(.29)	(.21)	(.18)	(.28)	(.23)	(.09)
Distributions from net realized gain	(.09)	–C	–	(.01)	–	–
Total distributions	(.37)D	(.22)E	(.18)	(.29)	(.23)	(.09)
Net asset value, end of period	$18.74	$19.90	$18.85	$16.19	$16.88	$15.22
Total ReturnF,G	(3.98)%	6.79%	17.68%	(2.31)%	12.52%	14.99%
Ratios to Average Net AssetsH,I
Expenses before reductions	.64%J	.70%	.79%	.88%	.82%	.66%
Expenses net of fee waivers, if any	.64%J	.70%	.79%	.88%	.82%	.66%
Expenses net of all reductions	.63%J	.70%	.78%	.88%	.82%	.66%
Net investment income (loss)	1.49%J	1.34%	1.04%	1.23%	2.15%B	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$479,507	$393,503	$412,230	$457,177	$410,968	$329,826
Portfolio turnover rateK	51%J	45%	32%	54%	138%	102%L

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.087 per share.

 E Total distributions of $.22 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.004 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,073,434
Gross unrealized depreciation	(22,056,446)
Net unrealized appreciation (depreciation)	$9,016,988
Tax cost	$469,489,742

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $221,961,837 and $98,905,779, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .38% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,152 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $523 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,160. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,147 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $78.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $1,621.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	.64%	$1,000.00	$960.20	$3.16
Hypothetical-C		$1,000.00	$1,021.98	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Value Fund

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 1.00% through November 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

BCV-SANN-0319
1.789715.116

Fidelity® Dividend Growth Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Berkshire Hathaway, Inc. Class B	9.7
Comcast Corp. Class A	6.2
General Electric Co.	5.1
Altria Group, Inc.	4.0
Bank of America Corp.	3.0
Exxon Mobil Corp.	2.9
Apple, Inc.	2.7
Verizon Communications, Inc.	2.3
JPMorgan Chase & Co.	2.2
Chevron Corp.	2.2
40.3

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	26.7
Industrials	19.1
Communication Services	11.2
Consumer Staples	8.4
Health Care	8.1

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	95.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.8%

 * Foreign investments - 2.8%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (000s)
COMMUNICATION SERVICES - 11.2%
Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	2,652,100	$146,025
Media - 8.9%
Comcast Corp. Class A	11,070,192	404,837
GCI Liberty, Inc. (a)	571,138	29,071
Interpublic Group of Companies, Inc.	1,601,300	36,430
Liberty Broadband Corp. Class A (a)	524,534	44,465
Liberty Media Corp. Liberty SiriusXM Series A (a)	829,300	32,990
Omnicom Group, Inc.	402,400	31,339
		579,132

TOTAL COMMUNICATION SERVICES		725,157

CONSUMER DISCRETIONARY - 5.7%
Auto Components - 1.2%
BorgWarner, Inc.	722,200	29,538
Gentex Corp.	1,231,600	26,085
Lear Corp.	145,700	22,428
		78,051
Distributors - 1.2%
LKQ Corp. (a)	3,001,500	78,699
Household Durables - 2.3%
Lennar Corp. Class A	289,600	13,733
Mohawk Industries, Inc. (a)	329,600	42,449
NVR, Inc. (a)	34,000	90,440
		146,622
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	288,600	27,945
Specialty Retail - 0.2%
AutoZone, Inc. (a)	15,900	13,473
Textiles, Apparel & Luxury Goods - 0.4%
PVH Corp.	197,701	21,571

TOTAL CONSUMER DISCRETIONARY		366,361

CONSUMER STAPLES - 8.4%
Food & Staples Retailing - 0.2%
Walgreens Boots Alliance, Inc.	173,500	12,537
Food Products - 2.3%
Ingredion, Inc.	373,900	37,016
The Kraft Heinz Co.	2,316,200	111,317
		148,333
Household Products - 1.5%
Kimberly-Clark Corp.	173,500	19,324
Spectrum Brands Holdings, Inc.	1,461,875	81,690
		101,014
Tobacco - 4.4%
Altria Group, Inc.	5,292,388	261,179
Philip Morris International, Inc.	292,400	22,433
		283,612

TOTAL CONSUMER STAPLES		545,496

ENERGY - 6.5%
Oil, Gas & Consumable Fuels - 6.5%
Chevron Corp.	1,210,100	138,738
Exxon Mobil Corp.	2,594,897	190,154
Phillips 66 Co.	944,900	90,153
		419,045
FINANCIALS - 26.7%
Banks - 11.1%
Bank of America Corp.	6,906,617	196,631
JPMorgan Chase & Co.	1,352,535	139,987
M&T Bank Corp.	479,900	78,963
PNC Financial Services Group, Inc.	721,900	88,555
U.S. Bancorp	1,663,600	85,110
Wells Fargo & Co.	2,683,993	131,274
		720,520
Capital Markets - 0.3%
Oaktree Capital Group LLC Class A	536,500	21,900
Consumer Finance - 0.9%
American Express Co.	595,400	61,148
Imperial Holdings, Inc. warrants 4/11/19 (a)	48,012	0
		61,148
Diversified Financial Services - 9.7%
Berkshire Hathaway, Inc. Class B (a)	3,051,500	627,204
Insurance - 4.7%
Allstate Corp.	304,400	26,748
Chubb Ltd.	701,700	93,361
The Travelers Companies, Inc.	1,103,600	138,546
Torchmark Corp.	510,600	42,768
		301,423

TOTAL FINANCIALS		1,732,195

HEALTH CARE - 8.1%
Health Care Providers & Services - 5.4%
AmerisourceBergen Corp.	324,600	27,062
Anthem, Inc.	377,400	114,352
Cardinal Health, Inc.	338,700	16,925
Cigna Corp.	304,700	60,882
CVS Health Corp.	221,200	14,500
McKesson Corp.	216,000	27,702
Quest Diagnostics, Inc.	319,600	27,917
UnitedHealth Group, Inc.	217,700	58,823
		348,163
Pharmaceuticals - 2.7%
Bayer AG	518,600	39,308
Bristol-Myers Squibb Co.	193,100	9,533
Johnson & Johnson	960,243	127,789
		176,630

TOTAL HEALTH CARE		524,793

INDUSTRIALS - 19.1%
Aerospace & Defense - 0.4%
General Dynamics Corp.	152,100	26,035
Air Freight & Logistics - 2.3%
FedEx Corp.	311,500	55,313
United Parcel Service, Inc. Class B	883,200	93,089
		148,402
Airlines - 1.0%
Delta Air Lines, Inc.	811,300	40,103
Southwest Airlines Co.	474,400	26,927
		67,030
Electrical Equipment - 0.4%
Acuity Brands, Inc.	211,100	25,524
Industrial Conglomerates - 5.4%
General Electric Co.	32,223,400	327,390
ITT, Inc.	367,100	19,295
		346,685
Machinery - 4.8%
Allison Transmission Holdings, Inc.	606,002	29,494
Cummins, Inc.	367,200	54,019
PACCAR, Inc.	1,096,000	71,810
Snap-On, Inc.	453,700	75,310
WABCO Holdings, Inc. (a)	701,800	80,167
		310,800
Road & Rail - 4.8%
J.B. Hunt Transport Services, Inc.	385,400	41,253
Knight-Swift Transportation Holdings, Inc. Class A (b)	3,133,400	99,485
Norfolk Southern Corp.	381,100	63,926
Union Pacific Corp.	674,300	107,261
		311,925

TOTAL INDUSTRIALS		1,236,401

INFORMATION TECHNOLOGY - 7.0%
IT Services - 2.8%
Amdocs Ltd.	843,900	47,157
Cognizant Technology Solutions Corp. Class A	759,900	52,950
FleetCor Technologies, Inc. (a)	258,200	52,107
IBM Corp.	213,900	28,752
		180,966
Software - 1.5%
Oracle Corp.	1,949,700	97,933
Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	1,067,218	177,628

TOTAL INFORMATION TECHNOLOGY		456,527

MATERIALS - 1.1%
Chemicals - 1.1%
DowDuPont, Inc.	1,284,700	69,130
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CorePoint Lodging, Inc.	562,656	6,887
UTILITIES - 1.3%
Electric Utilities - 1.3%
PPL Corp.	2,725,300	85,356
TOTAL COMMON STOCKS
(Cost $5,807,990)		6,167,348

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 2.43% (c)	308,348,562	308,410
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	23,444,090	23,446
TOTAL MONEY MARKET FUNDS
(Cost $331,852)		331,856
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $6,139,842)		6,499,204
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(22,112)
NET ASSETS - 100%		$6,477,092

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$3,279
Fidelity Securities Lending Cash Central Fund	19
Total	$3,298

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$725,157	$725,157	$--	$--
Consumer Discretionary	366,361	366,361	--	--
Consumer Staples	545,496	545,496	--	--
Energy	419,045	419,045	--	--
Financials	1,732,195	1,732,195	--	--
Health Care	524,793	485,485	39,308	--
Industrials	1,236,401	1,236,401	--	--
Information Technology	456,527	456,527	--	--
Materials	69,130	69,130	--	--
Real Estate	6,887	6,887	--	--
Utilities	85,356	85,356	--	--
Money Market Funds	331,856	331,856	--	--
Total Investments in Securities:	$6,499,204	$6,459,896	$39,308	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $21,824) — See accompanying schedule: Unaffiliated issuers (cost $5,807,990)	$6,167,348
Fidelity Central Funds (cost $331,852)	331,856
Total Investment in Securities (cost $6,139,842)		$6,499,204
Receivable for investments sold		806
Receivable for fund shares sold		1,756
Dividends receivable		4,572
Distributions receivable from Fidelity Central Funds		392
Prepaid expenses		8
Other receivables		650
Total assets		6,507,388
Liabilities
Payable for fund shares redeemed	$3,957
Accrued management fee	1,594
Other affiliated payables	817
Other payables and accrued expenses	482
Collateral on securities loaned	23,446
Total liabilities		30,296
Net Assets		$6,477,092
Net Assets consist of:
Paid in capital		$6,094,839
Total distributable earnings (loss)		382,253
Net Assets		$6,477,092
Net Asset Value and Maximum Offering Price
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($5,590,181 ÷ 203,194 shares)		$27.51
Class K:
Net Asset Value, offering price and redemption price per share ($886,911 ÷ 32,280 shares)		$27.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$83,680
Income from Fidelity Central Funds		3,298
Total income		86,978
Expenses
Management fee
Basic fee	$18,413
Performance adjustment	(7,122)
Transfer agent fees	4,581
Accounting and security lending fees	580
Custodian fees and expenses	35
Independent trustees' fees and expenses	22
Registration fees	42
Audit	40
Legal	14
Miscellaneous	20
Total expenses before reductions	16,625
Expense reductions	(394)
Total expenses after reductions		16,231
Net investment income (loss)		70,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	135,364
Fidelity Central Funds	(10)
Foreign currency transactions	(70)
Total net realized gain (loss)		135,284
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(352,130)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		(352,134)
Net gain (loss)		(216,850)
Net increase (decrease) in net assets resulting from operations		$(146,103)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$70,747	$143,558
Net realized gain (loss)	135,284	1,791,487
Change in net unrealized appreciation (depreciation)	(352,134)	(993,720)
Net increase (decrease) in net assets resulting from operations	(146,103)	941,325
Distributions to shareholders	(1,248,508)	–
Distributions to shareholders from net investment income	–	(127,264)
Distributions to shareholders from net realized gain	–	(1,053,472)
Total distributions	(1,248,508)	(1,180,736)
Share transactions - net increase (decrease)	604,892	76,969
Total increase (decrease) in net assets	(789,719)	(162,442)
Net Assets
Beginning of period	7,266,811	7,429,253
End of period	$6,477,092	$7,266,811
Other Information
Undistributed net investment income end of period		$69,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Dividend Growth Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$33.79	$35.06	$31.51	$34.46	$37.27	$35.33
Income from Investment Operations
Net investment income (loss)A	.30	.65	.53	.48	.49	.56
Net realized and unrealized gain (loss)	(.78)B	3.72	3.53	(.61)C	2.71	4.98
Total from investment operations	(.48)	4.37	4.06	(.13)	3.20	5.54
Distributions from net investment income	(.60)	(.60)	(.51)	(.47)	(.51)	(.37)
Distributions from net realized gain	(5.20)	(5.04)	–	(2.36)	(5.49)	(3.23)
Total distributions	(5.80)	(5.64)	(.51)	(2.82)D	(6.01)E	(3.60)
Net asset value, end of period	$27.51	$33.79	$35.06	$31.51	$34.46	$37.27
Total ReturnF,G	(2.03)%B	13.60%	13.06%	.26%C	9.54%	17.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.50%J	.50%	.52%	.62%	.69%	.56%
Expenses net of fee waivers, if any	.50%J	.50%	.52%	.61%	.68%	.56%
Expenses net of all reductions	.49%J	.49%	.52%	.61%	.68%	.56%
Net investment income (loss)	2.05%J	1.94%	1.60%	1.59%	1.43%	1.58%
Supplemental Data
Net assets, end of period (in millions)	$5,590	$6,055	$5,952	$5,849	$6,474	$6,481
Portfolio turnover rateK	109%J	115%	43%	30%	64%	99%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been (2.15)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%.

 D Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 E Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Dividend Growth Fund Class K

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$33.76	$35.04	$31.50	$34.45	$37.27	$35.34
Income from Investment Operations
Net investment income (loss)A	.32	.69	.56	.52	.53	.60
Net realized and unrealized gain (loss)	(.76)B	3.71	3.53	(.61)C	2.70	4.97
Total from investment operations	(.44)	4.40	4.09	(.09)	3.23	5.57
Distributions from net investment income	(.63)	(.64)	(.55)	(.50)	(.56)	(.42)
Distributions from net realized gain	(5.20)	(5.04)	–	(2.36)	(5.49)	(3.23)
Total distributions	(5.84)D	(5.68)	(.55)	(2.86)	(6.05)	(3.64)E
Net asset value, end of period	$27.48	$33.76	$35.04	$31.50	$34.45	$37.27
Total ReturnF,G	(1.93)%B	13.70%	13.16%	.39%C	9.65%	17.44%
Ratios to Average Net AssetsH,I
Expenses before reductions	.40%J	.40%	.41%	.50%	.57%	.44%
Expenses net of fee waivers, if any	.40%J	.40%	.41%	.50%	.57%	.43%
Expenses net of all reductions	.39%J	.39%	.41%	.49%	.57%	.43%
Net investment income (loss)	2.16%J	2.05%	1.71%	1.71%	1.54%	1.70%
Supplemental Data
Net assets, end of period (in millions)	$887	$1,212	$1,477	$1,691	$1,942	$2,057
Portfolio turnover rateK	109%J	115%	43%	30%	64%	99%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (2.05)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%.

 D Total distributions of $5.84 per share is comprised of distributions from net investment income of $.632 and distributions from net realized gain of $5.203 per share.

 E Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $425 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$593,089
Gross unrealized depreciation	(280,634)
Net unrealized appreciation (depreciation)	$312,455
Tax cost	$6,186,749

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,606,391 and $4,255,766, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .33% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Dividend Growth	$4,335.15
Class K	246.05
	$4,581

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $94 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $50.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $367 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Dividend Growth	$1,046,442	$–
Class K	202,066	–
Total	$1,248,508	$–
From net investment income
Dividend Growth	$–	$102,569
Class K	–	24,695
Total	$–	$127,264
From net realized gain
Dividend Growth	$–	$860,821
Class K	–	192,651
Total	$–	$1,053,472

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018	Six months ended January 31, 2019	Year ended July 31, 2018
Dividend Growth
Shares sold	6,823	6,817	$194,082	$228,121
Reinvestment of distributions	34,200	28,012	997,153	919,157
Shares redeemed	(17,048)	(25,386)	(484,634)	(851,332)
Net increase (decrease)	23,975	9,443	$706,601	$295,946
Class K
Shares sold	2,890	6,726	$84,209	$224,545
Reinvestment of distributions	6,925	6,626	202,066	217,347
Shares redeemed	(13,431)	(19,611)	(387,984)	(660,869)
Net increase (decrease)	(3,616)	(6,259)	$(101,709)	$(218,977)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Dividend Growth	.50%
Actual		$1,000.00	$979.70	$2.49
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Class K	.40%
Actual		$1,000.00	$980.70	$2.00
Hypothetical-C		$1,000.00	$1,023.19	$2.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager change in April 2017 and January 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Dividend Growth Fund

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2016 and 2017. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

DGF-SANN-0319
1.470802.122

Fidelity Flex℠ Funds Fidelity Flex℠ Large Cap Growth Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Amazon.com, Inc.	7.9
Alphabet, Inc. Class A	7.7
Apple, Inc.	6.1
Microsoft Corp.	4.5
Facebook, Inc. Class A	3.9
Salesforce.com, Inc.	3.2
Broadcom, Inc.	2.6
Tesla, Inc.	2.3
Visa, Inc. Class A	2.3
NVIDIA Corp.	1.9
42.4

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Information Technology	32.4
Consumer Discretionary	24.0
Communication Services	16.9
Health Care	12.0
Industrials	3.5

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	95.5%
Convertible Securities	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 7.5%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
COMMUNICATION SERVICES - 16.9%
Entertainment - 4.4%
Activision Blizzard, Inc.	3,913	$184,850
Electronic Arts, Inc. (a)	161	14,851
NetEase, Inc. ADR	27	6,802
Netflix, Inc. (a)	922	313,019
Nintendo Co. Ltd.	35	10,615
Nintendo Co. Ltd. ADR	138	5,139
Take-Two Interactive Software, Inc. (a)	226	23,854
The Walt Disney Co.	1,963	218,914
		778,044
Interactive Media & Services - 12.4%
Alphabet, Inc. Class A (a)	1,212	1,364,579
ANGI Homeservices, Inc. Class A (a)	858	14,586
CarGurus, Inc. Class A (a)	400	17,108
Facebook, Inc. Class A (a)	4,138	689,763
Momo, Inc. ADR (a)	231	7,029
Tencent Holdings Ltd.	2,095	93,258
Twitter, Inc. (a)	367	12,317
		2,198,640
Media - 0.0%
Charter Communications, Inc. Class A (a)	5	1,655
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	261	18,171

TOTAL COMMUNICATION SERVICES		2,996,510

CONSUMER DISCRETIONARY - 23.8%
Auto Components - 0.0%
Aptiv PLC	24	1,899
Automobiles - 2.3%
Tesla, Inc. (a)	1,353	415,398
Hotels, Restaurants & Leisure - 2.1%
Boyd Gaming Corp.	530	14,480
Caesars Entertainment Corp. (a)	1,133	10,356
Chipotle Mexican Grill, Inc. (a)	6	3,178
Eldorado Resorts, Inc. (a)	596	27,786
Gaming VC Holdings SA	378	3,332
Haidilao International Holding Ltd. (b)	2,140	5,030
Hilton Grand Vacations, Inc. (a)	171	5,188
Hilton Worldwide Holdings, Inc.	143	10,651
Hyatt Hotels Corp. Class A	46	3,216
Kambi Group PLC (a)	392	8,881
Marriott International, Inc. Class A	419	47,988
McDonald's Corp.	372	66,506
MGM Mirage, Inc.	437	12,865
Penn National Gaming, Inc. (a)	445	10,787
Planet Fitness, Inc. (a)	613	35,505
PlayAGS, Inc. (a)	320	8,019
Restaurant Brands International, Inc.	229	14,354
Royal Caribbean Cruises Ltd.	289	34,694
Sea Ltd. ADR (a)	402	5,632
Shake Shack, Inc. Class A (a)	234	11,176
Starbucks Corp.	100	6,814
Wynn Resorts Ltd.	147	18,082
		364,520
Household Durables - 0.3%
D.R. Horton, Inc.	330	12,689
iRobot Corp. (a)	37	3,322
Lennar Corp. Class A	288	13,657
Mohawk Industries, Inc. (a)	26	3,349
Roku, Inc. Class A (a)	310	13,935
		46,952
Internet & Direct Marketing Retail - 10.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	908	152,989
Amazon.com, Inc. (a)	812	1,395,606
eBay, Inc.	362	12,181
Etsy, Inc. (a)	244	13,335
GrubHub, Inc. (a)	96	7,718
JD.com, Inc. sponsored ADR (a)	1,356	33,697
The Booking Holdings, Inc. (a)	79	144,792
Wayfair LLC Class A (a)	352	38,530
		1,798,848
Multiline Retail - 1.2%
Avenue Supermarts Ltd. (a)(b)	73	1,414
Dollar General Corp.	86	9,927
Dollar Tree, Inc. (a)	1,832	177,393
Ollie's Bargain Outlet Holdings, Inc. (a)	63	4,925
Target Corp.	207	15,111
		208,770
Specialty Retail - 4.7%
American Eagle Outfitters, Inc.	1,011	21,352
At Home Group, Inc. (a)	1,433	31,583
Best Buy Co., Inc.	362	21,445
Burlington Stores, Inc. (a)	266	45,675
Carvana Co. Class A (a)	254	9,436
Five Below, Inc. (a)	254	31,427
Floor & Decor Holdings, Inc. Class A (a)	570	19,545
Home Depot, Inc.	1,685	309,248
Lowe's Companies, Inc.	1,852	178,088
Ross Stores, Inc.	347	31,966
The Children's Place Retail Stores, Inc.	54	5,225
Tiffany & Co., Inc.	235	20,852
TJX Companies, Inc.	1,328	66,041
Ulta Beauty, Inc. (a)	155	45,248
		837,131
Textiles, Apparel & Luxury Goods - 3.1%
adidas AG	361	85,822
Allbirds, Inc. (c)(d)	43	2,358
Canada Goose Holdings, Inc. (a)	315	16,204
lululemon athletica, Inc. (a)	1,022	151,062
Moncler SpA	490	18,452
NIKE, Inc. Class B	1,613	132,072
Pinduoduo, Inc. ADR	1,632	47,671
PVH Corp.	583	63,611
Under Armour, Inc. Class C (non-vtg.) (a)	1,302	24,660
		541,912

TOTAL CONSUMER DISCRETIONARY		4,215,430

CONSUMER STAPLES - 3.0%
Beverages - 0.4%
Fever-Tree Drinks PLC	845	28,494
Keurig Dr. Pepper, Inc.	1,400	38,108
Monster Beverage Corp. (a)	157	8,987
Pernod Ricard SA	8	1,328
		76,917
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc.	1,868	49,147
Costco Wholesale Corp.	603	129,422
Kroger Co.	368	10,425
		188,994
Food Products - 0.1%
Darling International, Inc. (a)	292	6,211
Nestle SA (Reg. S)	19	1,656
The a2 Milk Co. Ltd. (a)	406	3,550
		11,417
Household Products - 0.0%
MTG Co. Ltd.	100	4,411
Procter & Gamble Co.	54	5,209
		9,620
Personal Products - 0.3%
Coty, Inc. Class A	2,956	22,939
Estee Lauder Companies, Inc. Class A	273	37,243
		60,182
Tobacco - 1.1%
Altria Group, Inc.	2,710	133,739
JUUL Labs, Inc. Class A (c)(d)	217	54,152
		187,891

TOTAL CONSUMER STAPLES		535,021

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp.	426	20,163
Berry Petroleum Corp.	360	4,244
Continental Resources, Inc. (a)	630	29,087
Diamondback Energy, Inc.	89	9,178
EOG Resources, Inc.	83	8,234
Hess Corp.	83	4,482
Pioneer Natural Resources Co.	83	11,813
Reliance Industries Ltd.	3,518	60,839
Whiting Petroleum Corp. (a)	1,249	35,759
		183,799
FINANCIALS - 2.5%
Banks - 1.0%
Bank of America Corp.	4,187	119,204
Coastal Financial Corp. of Washington (a)	400	5,948
ICICI Bank Ltd. sponsored ADR	338	3,451
IndusInd Bank Ltd.	95	2,016
JPMorgan Chase & Co.	416	43,056
Kotak Mahindra Bank Ltd.	291	5,150
		178,825
Capital Markets - 0.6%
Charles Schwab Corp.	968	45,273
Edelweiss Financial Services Ltd.	619	1,344
Morgan Stanley	80	3,384
TD Ameritrade Holding Corp.	817	45,711
		95,712
Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc. Class B (a)	599	123,118
GDS Holdings Ltd. ADR (a)	247	7,015
		130,133
Insurance - 0.1%
eHealth, Inc. (a)	233	14,250
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	365	9,888
LendingTree, Inc. (a)	49	14,521
		24,409

TOTAL FINANCIALS		443,329

HEALTH CARE - 12.0%
Biotechnology - 5.0%
ACADIA Pharmaceuticals, Inc. (a)	144	3,280
Acceleron Pharma, Inc. (a)	140	5,936
Agios Pharmaceuticals, Inc. (a)	39	2,090
Aimmune Therapeutics, Inc. (a)	302	7,103
Alexion Pharmaceuticals, Inc. (a)	1,398	171,898
Allakos, Inc. (a)	222	8,869
Allogene Therapeutics, Inc.	188	5,702
Alnylam Pharmaceuticals, Inc. (a)	558	46,610
Amgen, Inc.	384	71,850
AnaptysBio, Inc. (a)	98	6,499
Arena Pharmaceuticals, Inc. (a)	187	8,596
Argenx SE ADR (a)	33	3,502
Array BioPharma, Inc. (a)	300	5,601
Ascendis Pharma A/S sponsored ADR (a)	175	12,506
BeiGene Ltd.	331	3,279
BeiGene Ltd. ADR (a)	79	10,229
bluebird bio, Inc. (a)	194	25,885
Blueprint Medicines Corp. (a)	31	2,235
Cellectis SA sponsored ADR (a)	40	707
Coherus BioSciences, Inc. (a)	288	3,876
Crinetics Pharmaceuticals, Inc. (a)	87	2,286
Deciphera Pharmaceuticals, Inc. (a)	33	887
Denali Therapeutics, Inc. (a)	448	8,539
Editas Medicine, Inc. (a)	238	5,172
Epizyme, Inc. (a)	139	1,421
Esperion Therapeutics, Inc. (a)	140	6,503
Exact Sciences Corp. (a)	125	11,260
FibroGen, Inc. (a)	186	10,556
Global Blood Therapeutics, Inc. (a)	316	15,140
Heron Therapeutics, Inc. (a)	113	3,040
Immunomedics, Inc. (a)	252	3,727
Intellia Therapeutics, Inc. (a)	317	4,482
Intercept Pharmaceuticals, Inc. (a)	143	17,257
Ironwood Pharmaceuticals, Inc. Class A (a)	524	7,158
Liquidia Technologies, Inc.	1,234	17,757
Mirati Therapeutics, Inc. (a)	78	5,154
Moderna, Inc.	148	2,457
Natera, Inc. (a)	510	6,931
Neurocrine Biosciences, Inc. (a)	351	30,965
Portola Pharmaceuticals, Inc. (a)	199	5,393
Principia Biopharma, Inc.	201	6,092
Regeneron Pharmaceuticals, Inc. (a)	361	154,966
Rubius Therapeutics, Inc.	66	904
Sage Therapeutics, Inc. (a)	151	21,531
Sarepta Therapeutics, Inc. (a)	262	36,604
Scholar Rock Holding Corp.	89	1,345
Synthorx, Inc.	155	2,184
Ultragenyx Pharmaceutical, Inc. (a)	71	3,502
Vertex Pharmaceuticals, Inc. (a)	376	71,782
Viking Therapeutics, Inc. (a)	151	1,232
Xencor, Inc. (a)	200	7,220
Zai Lab Ltd. ADR (a)	255	6,882
		886,582
Health Care Equipment & Supplies - 3.3%
Abiomed, Inc. (a)	13	4,564
Align Technology, Inc. (a)	78	19,418
Atricure, Inc. (a)	108	3,343
Axonics Modulation Technologies, Inc. (a)	188	2,745
Becton, Dickinson & Co.	133	33,178
Boston Scientific Corp. (a)	5,678	216,616
Danaher Corp.	276	30,614
DexCom, Inc. (a)	86	12,129
Edwards Lifesciences Corp. (a)	20	3,408
Establishment Labs Holdings, Inc. (a)	417	11,055
Insulet Corp. (a)	123	9,986
Intuitive Surgical, Inc. (a)	340	178,038
iRhythm Technologies, Inc. (a)	241	20,485
Masimo Corp. (a)	14	1,741
Novocure Ltd. (a)	79	3,871
Penumbra, Inc. (a)	22	3,201
Quanterix Corp. (a)	83	1,748
Stryker Corp.	62	11,009
Tandem Diabetes Care, Inc. (a)	213	9,261
ViewRay, Inc. (a)	307	2,207
Wright Medical Group NV (a)	176	5,252
		583,869
Health Care Providers & Services - 2.8%
Anthem, Inc.	60	18,180
Centene Corp. (a)	57	7,442
Guardant Health, Inc.	264	10,650
HCA Holdings, Inc.	383	53,402
Humana, Inc.	390	120,506
National Vision Holdings, Inc. (a)	67	2,128
Notre Dame Intermedica Participacoes SA	663	6,104
OptiNose, Inc. (a)	764	4,920
UnitedHealth Group, Inc.	924	249,665
Wellcare Health Plans, Inc. (a)	78	21,565
		494,562
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	169	2,988
Teladoc Health, Inc. (a)	142	9,116
		12,104
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.	14	3,439
Pharmaceuticals - 0.8%
Akcea Therapeutics, Inc. (a)	417	11,084
Allergan PLC	44	6,335
Assembly Biosciences, Inc. (a)	67	1,526
AstraZeneca PLC sponsored ADR	677	24,765
Bristol-Myers Squibb Co.	848	41,866
Dova Pharmaceuticals, Inc. (a)	96	737
Jazz Pharmaceuticals PLC (a)	189	23,793
MyoKardia, Inc. (a)	53	2,193
Nektar Therapeutics (a)	550	23,287
The Medicines Company (a)	248	5,731
TherapeuticsMD, Inc. (a)	551	2,893
Theravance Biopharma, Inc. (a)	20	521
Zogenix, Inc. (a)	59	2,581
		147,312

TOTAL HEALTH CARE		2,127,868

INDUSTRIALS - 3.5%
Aerospace & Defense - 1.1%
Elbit Systems Ltd.	27	3,322
Northrop Grumman Corp.	177	48,772
The Boeing Co.	348	134,196
United Technologies Corp.	112	13,224
		199,514
Airlines - 0.9%
American Airlines Group, Inc.	613	21,927
Delta Air Lines, Inc.	862	42,609
JetBlue Airways Corp. (a)	96	1,727
Spirit Airlines, Inc. (a)	884	51,997
United Continental Holdings, Inc. (a)	408	35,606
		153,866
Building Products - 0.1%
Fortune Brands Home & Security, Inc.	426	19,298
Masco Corp.	40	1,296
		20,594
Commercial Services & Supplies - 0.1%
HomeServe PLC	421	5,210
Tomra Systems ASA	313	8,109
		13,319
Construction & Engineering - 0.1%
MasTec, Inc. (a)	258	11,450
Electrical Equipment - 0.1%
Fortive Corp.	261	19,572
Industrial Conglomerates - 0.4%
General Electric Co.	2,490	25,298
Honeywell International, Inc.	292	41,940
		67,238
Machinery - 0.5%
Deere & Co.	411	67,404
Rational AG	8	5,009
Xylem, Inc.	309	22,019
		94,432
Road & Rail - 0.2%
Knight-Swift Transportation Holdings, Inc. Class A	1,262	40,069
Union Pacific Corp.	34	5,408
		45,477
Trading Companies & Distributors - 0.0%
Ferguson PLC	8	535

TOTAL INDUSTRIALS		625,997

INFORMATION TECHNOLOGY - 31.5%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	94	20,189
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	904	8,055
		28,244
Electronic Equipment & Components - 0.1%
Corning, Inc.	673	22,384
IT Services - 6.3%
Adyen BV (b)	135	100,083
Akamai Technologies, Inc. (a)	561	36,521
Endava PLC ADR (a)	155	3,643
GoDaddy, Inc. (a)	255	17,501
Keywords Studios PLC	63	985
MasterCard, Inc. Class A	1,411	297,904
Netcompany Group A/S (b)	281	9,478
Okta, Inc. (a)	29	2,390
PayPal Holdings, Inc. (a)	1,925	170,863
Shopify, Inc. Class A (a)	151	25,418
Square, Inc. (a)	183	13,057
Total System Services, Inc.	32	2,868
Twilio, Inc. Class A (a)	37	4,119
Visa, Inc. Class A	2,961	399,765
Wix.com Ltd. (a)	228	24,932
		1,109,527
Semiconductors & Semiconductor Equipment - 8.3%
Acacia Communications, Inc. (a)	79	3,437
Advanced Micro Devices, Inc. (a)	1,222	29,829
Analog Devices, Inc.	212	20,958
ASML Holding NV	37	6,476
Broadcom, Inc.	1,731	464,341
Inphi Corp. (a)	334	13,173
Lam Research Corp.	328	55,622
Marvell Technology Group Ltd.	17,197	318,660
Micron Technology, Inc. (a)	1,166	44,565
Monolithic Power Systems, Inc.	285	36,070
NVIDIA Corp.	2,378	341,838
NXP Semiconductors NV	744	64,750
ON Semiconductor Corp. (a)	364	7,295
Qualcomm, Inc.	944	46,747
Xilinx, Inc.	234	26,194
		1,479,955
Software - 10.5%
Adobe, Inc. (a)	768	190,326
Altair Engineering, Inc. Class A (a)	276	8,937
Bilibili, Inc. ADR (a)	320	5,891
CyberArk Software Ltd. (a)	21	1,843
DocuSign, Inc.	404	19,978
Dropbox, Inc. Class A (a)	597	14,752
HubSpot, Inc. (a)	84	13,298
Intuit, Inc.	141	30,431
Microsoft Corp.	7,682	802,231
Paycom Software, Inc. (a)	250	37,060
RingCentral, Inc. (a)	270	24,959
SailPoint Technologies Holding, Inc. (a)	363	10,364
Salesforce.com, Inc. (a)	3,696	561,681
ServiceNow, Inc. (a)	17	3,740
Splunk, Inc. (a)	56	6,991
StoneCo Ltd. Class A (a)	300	6,636
Tanium, Inc. Class B (a)(c)(d)	131	1,139
The Trade Desk, Inc. (a)	266	37,953
Ultimate Software Group, Inc. (a)	6	1,638
Workday, Inc. Class A (a)	327	59,360
Zendesk, Inc. (a)	138	9,319
Zuora, Inc.	469	10,149
		1,858,676
Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	6,503	1,082,359

TOTAL INFORMATION TECHNOLOGY		5,581,145

MATERIALS - 1.1%
Chemicals - 1.1%
CF Industries Holdings, Inc.	1,371	59,844
DowDuPont, Inc.	395	21,255
FMC Corp.	52	4,150
LG Chemical Ltd.	12	3,970
Nutrien Ltd.	397	20,567
Sherwin-Williams Co.	4	1,686
The Chemours Co. LLC	1,495	53,446
The Mosaic Co.	756	24,404
Westlake Chemical Corp.	88	6,503
		195,825
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. Class C (c)(d)	2,450	13,745
TOTAL COMMON STOCKS
(Cost $14,499,646)		16,918,669

Preferred Stocks - 1.5%
Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Neutron Holdings, Inc.:
Series C (c)(d)	26,100	6,329
Series D (c)(d)	58,561	14,201
Topgolf International, Inc. Series F (a)(c)(d)	217	2,582
		23,112
Internet & Direct Marketing Retail - 0.1%
The Honest Co., Inc. Series E (a)(c)(d)	282	5,527
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	17	932
Series B (c)(d)	3	165
Series C (c)(d)	28	1,535
		2,632
TOTAL CONSUMER DISCRETIONARY		31,271
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (a)(c)(d)	17	4,403
Sweetgreen, Inc. Series H(c)(d)	1,969	25,676
		30,079
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	557	3,528
Tobacco - 0.2%
JUUL Labs, Inc. Series E (c)(d)	127	31,693
TOTAL CONSUMER STAPLES		65,300
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (a)(c)(d)	339	5,882
Generation Bio Series B (c)(d)	200	1,400
		7,282
INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.0%
ContextLogic, Inc. Series G (a)(c)(d)	67	9,666
Starry, Inc. Series C (a)(c)(d)	3,181	2,933
		12,599
Software - 0.9%
Bird Rides, Inc. Series C(c)(d)	1,434	16,843
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	300	3,300
Compass, Inc. Series E (a)(c)(d)	28	3,320
Lyft, Inc.:
Series H (a)(c)(d)	2,516	118,076
Series I (c)(d)	289	13,563
		155,102
TOTAL INFORMATION TECHNOLOGY		167,701

TOTAL CONVERTIBLE PREFERRED STOCKS		271,554

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	9	494
TOTAL PREFERRED STOCKS
(Cost $223,310)		272,048

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 2.43% (e)
(Cost $516,580)	516,477	516,580
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $15,239,536)		17,707,297
NET OTHER ASSETS (LIABILITIES) - 0.1%		11,867
NET ASSETS - 100%		$17,719,164

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $116,005 or 0.7% of net assets.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $343,441 or 1.9% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$4,707
Agbiome LLC Series C	6/29/18	$3,528
Allbirds, Inc.	10/9/18	$494
Allbirds, Inc.	10/9/18	$2,358
Allbirds, Inc. Series A	10/9/18	$932
Allbirds, Inc. Series B	10/9/18	$165
Allbirds, Inc. Series C	10/9/18	$1,535
Ant International Co. Ltd. Class C	5/16/18	$13,745
Bird Rides, Inc. Series C	12/21/18	$16,843
Cloudflare, Inc. Series D, 8.00%	9/10/18	$3,300
Compass, Inc. Series E	11/3/17	$1,889
ContextLogic, Inc. Series G	10/24/17	$9,014
Generation Bio Series B	2/21/18	$1,829
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$5,804
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$3,263
Lyft, Inc. Series H	11/22/17	$100,001
Lyft, Inc. Series I	6/27/18	$13,685
Neutron Holdings, Inc. Series C	7/3/18	$4,772
Neutron Holdings, Inc. Series D	1/25/19	$14,201
Roofoods Ltd. Series F	9/12/17	$6,011
Starry, Inc. Series C	12/8/17	$2,933
Sweetgreen, Inc. Series H	11/9/18	$25,676
Tanium, Inc. Class B	4/21/17	$650
The Honest Co., Inc. Series E	9/28/17	$5,529
Topgolf International, Inc. Series F	11/10/17	$3,002

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,549
Total	$3,549

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,996,510	$2,892,637	$103,873	$--
Consumer Discretionary	4,247,195	4,208,042	5,030	34,123
Consumer Staples	600,321	479,213	1,656	119,452
Energy	183,799	183,799	--	--
Financials	443,329	443,329	--	--
Health Care	2,135,150	2,124,589	3,279	7,282
Industrials	625,997	625,997	--	--
Information Technology	5,748,846	5,580,006	--	168,840
Materials	195,825	195,825	--	--
Real Estate	13,745	--	--	13,745
Money Market Funds	516,580	516,580	--	--
Total Investments in Securities:	$17,707,297	$17,250,017	$113,838	$343,442

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$252,593
Net Realized Gain (Loss) on Investment Securities	(1,531)
Net Unrealized Gain (Loss) on Investment Securities	76,866
Cost of Purchases	74,572
Proceeds of Sales	(59,058)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$343,442
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$76,866

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $14,722,956)	$17,190,717
Fidelity Central Funds (cost $516,580)	516,580
Total Investment in Securities (cost $15,239,536)		$17,707,297
Cash		1,519
Foreign currency held at value (cost $1,753)		1,753
Receivable for investments sold		92,407
Receivable for fund shares sold		17,857
Dividends receivable		2,024
Distributions receivable from Fidelity Central Funds		649
Total assets		17,823,506
Liabilities
Payable for investments purchased	$99,207
Payable for fund shares redeemed	5,135
Total liabilities		104,342
Net Assets		$17,719,164
Net Assets consist of:
Paid in capital		$15,466,337
Total distributable earnings (loss)		2,252,827
Net Assets, for 1,354,899 shares outstanding		$17,719,164
Net Asset Value, offering price and redemption price per share ($17,719,164 ÷ 1,354,899 shares)		$13.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$55,753
Income from Fidelity Central Funds		3,549
Total income		59,302
Expenses
Independent trustees' fees and expenses	$49
Miscellaneous	81
Total expenses before reductions	130
Expense reductions	(41)
Total expenses after reductions		89
Net investment income (loss)		59,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(52,253)
Fidelity Central Funds	4
Foreign currency transactions	(165)
Total net realized gain (loss)		(52,414)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $459)	(626,563)
Assets and liabilities in foreign currencies	(27)
Total change in net unrealized appreciation (depreciation)		(626,590)
Net gain (loss)		(679,004)
Net increase (decrease) in net assets resulting from operations		$(619,791)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,213	$109,903
Net realized gain (loss)	(52,414)	248,932
Change in net unrealized appreciation (depreciation)	(626,590)	2,408,903
Net increase (decrease) in net assets resulting from operations	(619,791)	2,767,738
Distributions to shareholders	(527,366)	–
Distributions to shareholders from net investment income	–	(59,022)
Distributions to shareholders from net realized gain	–	(32,969)
Total distributions	(527,366)	(91,991)
Share transactions
Proceeds from sales of shares	6,184,274	10,131,063
Reinvestment of distributions	527,366	91,990
Cost of shares redeemed	(2,486,363)	(6,834,098)
Net increase (decrease) in net assets resulting from share transactions	4,225,277	3,388,955
Total increase (decrease) in net assets	3,078,120	6,064,702
Net Assets
Beginning of period	14,641,044	8,576,342
End of period	$17,719,164	$14,641,044
Other Information
Undistributed net investment income end of period		$68,832
Shares
Sold	457,912	808,079
Issued in reinvestment of distributions	38,970	7,709
Redeemed	(184,444)	(530,535)
Net increase (decrease)	312,438	285,253

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Large Cap Growth Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$11.33	$10.00
Income from Investment Operations
Net investment income (loss)B	.05	.11C	.03
Net realized and unrealized gain (loss)	(.56)	2.69	1.30
Total from investment operations	(.51)	2.80	1.33
Distributions from net investment income	(.11)	(.06)	–
Distributions from net realized gain	(.35)	(.04)	–
Total distributions	(.45)D	(.09)E	–
Net asset value, end of period	$13.08	$14.04	$11.33
Total ReturnF,G	(3.71)%	24.90%	13.30%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	- %K	-%	- %K
Expenses net of fee waivers, if anyJ	- %K	-%	- %K
Expenses net of all reductionsJ	- %K	-%	- %K
Net investment income (loss)	.74%K	.87%C	.79%K
Supplemental Data
Net assets, end of period (000 omitted)	$17,719	$14,641	$8,576
Portfolio turnover rateL	44%K	65%	17%M

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .77%.

 D Total distributions of $.45 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.347 per share.

 E Total distributions of $.09 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.035 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount represents less than .005%.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Flex Large Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$343,442	Market approach	Transaction price	$0.24 - $277.28 / $134.34	Increase
			Discount rate	10.0%	Decrease
		Market comparable	Transaction price	$9.15	Increase
			Enterprise value/Sales multiple (EV/S)	1.2 - 3.2 / 2.6	Increase
			Discount rate	30.0% - 78.0% / 31.7%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Proxy discount	23.4%	Decrease
			Premium rate	9.0%	Increase
			Liquidity preference	$19.60	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,016,250
Gross unrealized depreciation	(600,877)
Net unrealized appreciation (depreciation)	$2,415,373
Tax cost	$15,291,924

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,230,934 and $3,477,679, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $341 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $41.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote

At the end of the period, the investment adviser or its affiliates were the owners of record of 38% of the total outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	- %-C	$1,000.00	$962.90	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Large Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZLG-SANN-0319
1.9881574.101

Fidelity® Growth & Income Portfolio Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Microsoft Corp.(a)	4.5
Exxon Mobil Corp.	3.7
Comcast Corp. Class A	3.5
Bank of America Corp.(a)	3.4
Altria Group, Inc.	3.3
General Electric Co.	3.3
JPMorgan Chase & Co.(a)	2.5
Apple, Inc.(a)	2.3
Wells Fargo & Co.	2.3
Chevron Corp.	2.1
30.9

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	19.3
Health Care	15.0
Information Technology	14.6
Industrials	13.0
Energy	11.8

Asset Allocation (% of fund's net assets)

As of January 31, 2019*,**
Stocks	96.2%
Convertible Securities	0.3%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments - 11.3%

 ** Written options - 0.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.5%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	280,415	$8,429
Verizon Communications, Inc. (a)	1,682,074	92,615
		101,044
Entertainment - 1.0%
Activision Blizzard, Inc.	324,400	15,325
Electronic Arts, Inc. (b)	7,700	710
The Walt Disney Co.	188,300	20,999
Vivendi SA	1,111,200	28,334
		65,368
Interactive Media & Services - 0.6%
Alphabet, Inc.:
Class A (b)	18,207	20,499
Class C (b)	17,536	19,577
		40,076
Media - 4.3%
Comcast Corp. Class A	6,084,600	222,514
Interpublic Group of Companies, Inc.	1,635,200	37,201
Omnicom Group, Inc.	198,400	15,451
		275,166

TOTAL COMMUNICATION SERVICES		481,654

CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.1%
Gentex Corp.	312,400	6,617
Specialty Retail - 1.4%
L Brands, Inc.	600,800	16,726
Lowe's Companies, Inc.	459,279	44,164
Ross Stores, Inc.	85,400	7,867
TJX Companies, Inc.	416,500	20,713
		89,470
Textiles, Apparel & Luxury Goods - 0.0%
Puma AG	2,480	1,381

TOTAL CONSUMER DISCRETIONARY		97,468

CONSUMER STAPLES - 9.7%
Beverages - 1.5%
The Coca-Cola Co. (a)	1,911,403	91,996
Food & Staples Retailing - 1.7%
Walgreens Boots Alliance, Inc.	217,200	15,695
Walmart, Inc.	975,800	93,511
		109,206
Food Products - 0.3%
The Hershey Co.	198,400	21,050
Household Products - 1.7%
Colgate-Palmolive Co.	20,100	1,300
Procter & Gamble Co. (a)	937,715	90,461
Spectrum Brands Holdings, Inc.	312,600	17,468
		109,229
Tobacco - 4.5%
Altria Group, Inc.	4,237,200	209,106
British American Tobacco PLC sponsored ADR	2,073,000	73,135
Philip Morris International, Inc.	108,100	8,293
		290,534

TOTAL CONSUMER STAPLES		622,015

ENERGY - 11.7%
Energy Equipment & Services - 1.1%
Baker Hughes, a GE Co. Class A	1,196,500	28,202
National Oilwell Varco, Inc.	513,700	15,144
Oceaneering International, Inc. (b)	750,300	11,772
Schlumberger Ltd.	325,300	14,382
		69,500
Oil, Gas & Consumable Fuels - 10.6%
BP PLC sponsored ADR	2,106,946	86,638
Cenovus Energy, Inc.	37,200	290
Cenovus Energy, Inc. (Canada)	9,724,400	75,933
Chevron Corp.	1,182,396	135,562
Enterprise Products Partners LP	100,600	2,784
Equinor ASA sponsored ADR	2,211,600	50,380
Exxon Mobil Corp.	3,201,200	234,584
Hess Corp.	351,300	18,970
Imperial Oil Ltd.	795,300	22,565
Kosmos Energy Ltd. (b)	3,737,985	19,176
Legacy Reserves, Inc. (b)	1,051,668	1,546
Teekay LNG Partners LP	45,140	581
The Williams Companies, Inc. (a)	976,065	26,285
Valero Energy Corp.	30,000	2,635
		677,929

TOTAL ENERGY		747,429

FINANCIALS - 19.3%
Banks - 13.3%
Bank of America Corp. (a)	7,734,556	220,203
Citigroup, Inc.	1,758,130	113,329
First Hawaiian, Inc.	380,400	9,788
JPMorgan Chase & Co. (a)	1,543,792	159,782
M&T Bank Corp.	67,700	11,139
PNC Financial Services Group, Inc.	568,254	69,708
SunTrust Banks, Inc.	1,130,066	67,149
U.S. Bancorp	1,125,073	57,559
Wells Fargo & Co.	3,029,341	148,165
		856,822
Capital Markets - 4.7%
Apollo Global Management LLC Class A	315,000	9,223
Brookfield Asset Management, Inc.	48,210	2,075
Cboe Global Markets, Inc.	45,000	4,197
Charles Schwab Corp.	652,143	30,501
FS KKR Capital Corp.	26,109	167
KKR & Co. LP	1,184,543	26,593
Morgan Stanley	839,797	35,523
Northern Trust Corp.	894,564	79,133
Oaktree Capital Group LLC Class A	365,482	14,919
S&P Global, Inc.	66,900	12,821
State Street Corp.	1,239,427	87,875
		303,027
Insurance - 1.0%
Chubb Ltd.	186,500	24,814
Marsh & McLennan Companies, Inc.	219,607	19,367
The Travelers Companies, Inc.	144,800	18,178
		62,359
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	864,968	16,642

TOTAL FINANCIALS		1,238,850

HEALTH CARE - 14.7%
Biotechnology - 1.2%
Alexion Pharmaceuticals, Inc. (b)	393,900	48,434
Celgene Corp. (b)	78,200	6,918
Intercept Pharmaceuticals, Inc. (b)	179,226	21,629
		76,981
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co.	9,300	2,320
Boston Scientific Corp. (b)	251,500	9,595
Danaher Corp.	226,100	25,079
		36,994
Health Care Providers & Services - 6.5%
AmerisourceBergen Corp.	518,300	43,211
Anthem, Inc.	119,200	36,118
Cardinal Health, Inc.	902,300	45,088
Cigna Corp.	286,300	57,206
CVS Health Corp.	1,715,604	112,458
Humana, Inc.	39,900	12,329
McKesson Corp.	497,887	63,854
Patterson Companies, Inc.	673,370	15,009
UnitedHealth Group, Inc.	116,800	31,559
		416,832
Pharmaceuticals - 6.4%
Bayer AG	892,386	67,639
Bristol-Myers Squibb Co.	1,367,910	67,534
GlaxoSmithKline PLC sponsored ADR (a)	2,551,822	100,031
Johnson & Johnson	829,569	110,399
Novartis AG sponsored ADR	58,944	5,159
Perrigo Co. PLC	160,200	7,441
Sanofi SA	314,313	27,319
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	1,273,620	25,281
		410,803

TOTAL HEALTH CARE		941,610

INDUSTRIALS - 13.0%
Aerospace & Defense - 2.1%
General Dynamics Corp.	162,500	27,815
Huntington Ingalls Industries, Inc.	34,300	7,081
Meggitt PLC	218,664	1,479
Rolls-Royce Holdings PLC	1,143,700	13,294
United Technologies Corp.	696,182	82,198
		131,867
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	207,200	17,979
Expeditors International of Washington, Inc.	9,700	672
United Parcel Service, Inc. Class B	935,004	98,549
		117,200
Building Products - 0.1%
A.O. Smith Corp.	171,100	8,189
Commercial Services & Supplies - 0.4%
Healthcare Services Group, Inc. (c)	204,900	8,938
Interface, Inc.	650,200	10,670
Ritchie Brothers Auctioneers, Inc.	19,100	687
Stericycle, Inc. (b)	86,075	3,794
		24,089
Electrical Equipment - 0.7%
Acuity Brands, Inc.	196,200	23,723
Hubbell, Inc. Class B	182,839	19,990
Rockwell Automation, Inc.	22,400	3,797
		47,510
Industrial Conglomerates - 3.3%
General Electric Co.	20,475,727	208,033
Machinery - 0.8%
Donaldson Co., Inc.	225,700	10,671
Flowserve Corp.	681,600	30,018
Wabtec Corp. (c)	158,390	10,954
		51,643
Road & Rail - 2.9%
J.B. Hunt Transport Services, Inc.	446,640	47,808
Knight-Swift Transportation Holdings, Inc. Class A	1,004,900	31,906
Norfolk Southern Corp.	227,599	38,177
Union Pacific Corp.	438,000	69,673
		187,564
Trading Companies & Distributors - 0.9%
Fastenal Co. (a)	364,100	22,013
MSC Industrial Direct Co., Inc. Class A	102,300	8,541
Watsco, Inc.	181,792	26,811
		57,365

TOTAL INDUSTRIALS		833,460

INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 0.4%
Cisco Systems, Inc. (a)	603,352	28,533
Electronic Equipment & Components - 0.1%
Avnet, Inc.	122,500	5,047
IT Services - 2.7%
IBM Corp.	107,000	14,383
MasterCard, Inc. Class A	49,000	10,345
Paychex, Inc. (a)	625,752	44,303
Unisys Corp. (b)	838,218	10,964
Visa, Inc. Class A	669,884	90,441
		170,436
Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices, Inc.	79,500	7,859
Applied Materials, Inc.	711,600	27,809
Lam Research Corp.	98,800	16,755
NVIDIA Corp.	81,400	11,701
NXP Semiconductors NV	16,400	1,427
Qualcomm, Inc.	1,579,346	78,209
		143,760
Software - 6.7%
Micro Focus International PLC	163,762	3,122
Microsoft Corp. (a)	2,737,899	285,922
Oracle Corp.	1,803,353	90,582
SAP SE sponsored ADR (c)	496,700	51,369
		430,995
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc. (a)	900,794	149,928
Western Digital Corp.	222,900	10,028
		159,956

TOTAL INFORMATION TECHNOLOGY		938,727

MATERIALS - 1.2%
Chemicals - 1.2%
DowDuPont, Inc.	479,300	25,791
International Flavors & Fragrances, Inc.	57,300	8,124
Nutrien Ltd.	589,680	30,549
The Scotts Miracle-Gro Co. Class A	195,100	14,506
		78,970
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Tower Corp.	153,900	26,600
CoreSite Realty Corp.	159,700	15,777
Equinix, Inc.	70,600	27,816
Public Storage	60,800	12,921
Sabra Health Care REIT, Inc.	257,800	5,295
Simon Property Group, Inc.	37,500	6,830
Spirit Realty Capital, Inc.	183,260	7,279
		102,518
UTILITIES - 1.4%
Electric Utilities - 1.3%
Duke Energy Corp.	116,200	10,200
Exelon Corp. (a)	708,900	33,857
PPL Corp.	692,100	21,677
Southern Co.	320,100	15,557
		81,291
Multi-Utilities - 0.1%
Sempra Energy	85,300	9,978

TOTAL UTILITIES		91,269

TOTAL COMMON STOCKS
(Cost $5,791,246)		6,173,970

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A, 6.125%	155,000	9,617
Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)	464,310,380	609
TOTAL PREFERRED STOCKS
(Cost $8,376)		10,226
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19 (d) (Cost $7,157)	EUR 6,700	6,227
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)(g)
(Cost $18,052)	18,052,449	9,053

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 2.43% (h)	225,187,423	225,232
Fidelity Securities Lending Cash Central Fund 2.43% (h)(i)	60,717,274	60,723
TOTAL MONEY MARKET FUNDS
(Cost $285,950)		285,955
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $6,110,781)		6,485,431
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(69,398)
NET ASSETS - 100%		$6,416,033

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Apple, Inc.	Chicago Board Options Exchange	901	$14,996	$175.00	4/18/19	$(341)
Bank of America Corp.	Chicago Board Options Exchange	4,010	11,416	30.00	3/15/19	(114)
Bank of America Corp.	Chicago Board Options Exchange	3,880	11,046	32.00	4/18/19	(78)
Cisco Systems, Inc.	Chicago Board Options Exchange	598	2,828	49.00	4/18/19	(77)
Exelon Corp.	Chicago Board Options Exchange	707	3,377	47.00	4/18/19	(124)
Exelon Corp.	Chicago Board Options Exchange	707	3,377	48.00	4/18/19	(85)
Exelon Corp.	Chicago Board Options Exchange	707	3,377	49.00	4/18/19	(53)
Fastenal Co.	Chicago Board Options Exchange	354	2,140	62.50	5/17/19	(83)
Fastenal Co.	Chicago Board Options Exchange	708	4,281	65.00	5/17/19	(106)
GlaxoSmithKline PLC Spons ADR	Chicago Board Options Exchange	2,573	10,086	40.00	5/17/19	(244)
GlaxoSmithKline PLC Spons ADR	Chicago Board Options Exchange	2,573	10,086	41.00	5/17/19	(161)
J.P. Morgan Chase & Co.	Chicago Board Options Exchange	1,566	16,208	110.00	3/15/19	(82)
Microsoft Corp.	Chicago Board Options Exchange	2,764	28,864	115.00	3/15/19	(77)
Microsoft Corp.	Chicago Board Options Exchange	2,734	28,551	115.00	4/18/19	(236)
Paychex, Inc.	Chicago Board Options Exchange	623	4,411	72.50	6/21/19	(157)
Paychex, Inc.	Chicago Board Options Exchange	623	4,411	75.00	6/21/19	(97)
Procter & Gamble Co.	Chicago Board Options Exchange	917	8,846	95.00	3/15/19	(280)
Procter & Gamble Co.	Chicago Board Options Exchange	926	8,933	97.50	6/21/19	(333)
The Coca-Cola Co.	Chicago Board Options Exchange	1,883	9,063	49.00	3/15/19	(112)
Verizon Communications, Inc.	Chicago Board Options Exchange	1,671	9,201	60.00	3/15/19	(19)
The Williams Companies, Inc.	Chicago Board Options Exchange	956	2,575	28.00	4/18/19	(57)
The Williams Companies, Inc.	Chicago Board Options Exchange	956	2,575	29.00	4/18/19	(33)
TOTAL WRITTEN OPTIONS						$(2,949)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $200,647,000.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,227,000 or 0.1% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,053,000 or 0.1% of net assets.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$18,052

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,505
Fidelity Securities Lending Cash Central Fund	192
Total	$1,697

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$481,654	$453,320	$28,334	$--
Consumer Discretionary	97,468	97,468	--	--
Consumer Staples	622,015	622,015	--	--
Energy	747,429	747,429	--	--
Financials	1,238,850	1,238,850	--	--
Health Care	951,227	846,652	104,575	--
Industrials	834,069	820,775	13,294	--
Information Technology	938,727	935,605	3,122	--
Materials	78,970	78,970	--	--
Real Estate	102,518	102,518	--	--
Utilities	91,269	91,269	--	--
Corporate Bonds	6,227	--	6,227	--
Other	9,053	--	--	9,053
Money Market Funds	285,955	285,955	--	--
Total Investments in Securities:	$6,485,431	$6,320,826	$155,552	$9,053
Derivative Instruments:
Liabilities
Written Options	$(2,949)	$(2,949)	$--	$--
Total Liabilities	$(2,949)	$(2,949)	$--	$--
Total Derivative Instruments:	$(2,949)	$(2,949)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(2,949)
Total Equity Risk	0	(2,949)
Total Value of Derivatives	$0	$(2,949)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.7%
United Kingdom	4.3%
Canada	2.1%
Germany	1.9%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $59,963) — See accompanying schedule: Unaffiliated issuers (cost $5,824,831)	$6,199,476
Fidelity Central Funds (cost $285,950)	285,955
Total Investment in Securities (cost $6,110,781)		$6,485,431
Restricted cash		978
Receivable for investments sold		17,798
Receivable for fund shares sold		1,209
Dividends receivable		7,976
Interest receivable		254
Distributions receivable from Fidelity Central Funds		411
Prepaid expenses		8
Other receivables		577
Total assets		6,514,642
Liabilities
Payable for investments purchased	$28,613
Payable for fund shares redeemed	2,612
Accrued management fee	2,284
Written options, at value (premium received $2,836)	2,949
Other affiliated payables	830
Other payables and accrued expenses	594
Collateral on securities loaned	60,727
Total liabilities		98,609
Net Assets		$6,416,033
Net Assets consist of:
Paid in capital		$6,079,171
Total distributable earnings (loss)		336,862
Net Assets		$6,416,033
Net Asset Value and Maximum Offering Price
Growth and Income:
Net Asset Value, offering price and redemption price per share ($5,671,603 ÷ 156,320 shares)		$36.28
Class K:
Net Asset Value, offering price and redemption price per share ($744,430 ÷ 20,537 shares)		$36.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$88,183
Interest		218
Income from Fidelity Central Funds		1,697
Total income		90,098
Expenses
Management fee	$14,424
Transfer agent fees	4,637
Accounting and security lending fees	580
Custodian fees and expenses	59
Independent trustees' fees and expenses	21
Registration fees	60
Audit	44
Legal	9
Miscellaneous	19
Total expenses before reductions	19,853
Expense reductions	(71)
Total expenses after reductions		19,782
Net investment income (loss)		70,316
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,485
Fidelity Central Funds	(12)
Foreign currency transactions	24
Written options	3,428
Total net realized gain (loss)		24,925
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(479,894)
Fidelity Central Funds	10
Assets and liabilities in foreign currencies	(2)
Written options	(255)
Total change in net unrealized appreciation (depreciation)		(480,141)
Net gain (loss)		(455,216)
Net increase (decrease) in net assets resulting from operations		$(384,900)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$70,316	$125,267
Net realized gain (loss)	24,925	961,043
Change in net unrealized appreciation (depreciation)	(480,141)	(182,203)
Net increase (decrease) in net assets resulting from operations	(384,900)	904,107
Distributions to shareholders	(148,658)	–
Distributions to shareholders from net investment income	–	(140,988)
Total distributions	(148,658)	(140,988)
Share transactions - net increase (decrease)	78,094	(1,137,673)
Total increase (decrease) in net assets	(455,464)	(374,554)
Net Assets
Beginning of period	6,871,497	7,246,051
End of period	$6,416,033	$6,871,497
Other Information
Distributions in excess of net investment income end of period		$(8,807)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth & Income Portfolio

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.34	$35.31	$30.48	$30.85	$29.02	$25.66
Income from Investment Operations
Net investment income (loss)A	.40	.65	.61	.59	.55	.51
Net realized and unrealized gain (loss)	(2.61)	4.12	4.68	(.37)	1.82B	3.35
Total from investment operations	(2.21)	4.77	5.29	.22	2.37	3.86
Distributions from net investment income	(.43)	(.74)	(.46)	(.58)	(.54)	(.50)
Distributions from net realized gain	(.42)	–	–	(.01)	–	(.01)
Total distributions	(.85)	(.74)	(.46)	(.59)	(.54)	(.50)C
Net asset value, end of period	$36.28	$39.34	$35.31	$30.48	$30.85	$29.02
Total ReturnD,E	(5.65)%	13.66%	17.48%	.88%	8.23%B	15.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%H	.61%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.61%H	.61%	.63%	.64%	.63%	.65%
Expenses net of all reductions	.61%H	.61%	.63%	.64%	.63%	.65%
Net investment income (loss)	2.13%H	1.76%	1.84%	2.05%	1.83%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$5,672	$6,280	$6,356	$5,529	$6,563	$6,550
Portfolio turnover rateI	41%H	38%	37%	29%	35%	41%J

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%

 C Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth & Income Portfolio Class K

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.31	$35.28	$30.46	$30.82	$29.00	$25.64
Income from Investment Operations
Net investment income (loss)A	.42	.69	.65	.62	.59	.54
Net realized and unrealized gain (loss)	(2.61)	4.12	4.67	(.35)	1.81B	3.36
Total from investment operations	(2.19)	4.81	5.32	.27	2.40	3.90
Distributions from net investment income	(.45)	(.78)	(.50)	(.62)	(.58)	(.53)
Distributions from net realized gain	(.42)	–	–	(.01)	–	(.01)
Total distributions	(.87)	(.78)	(.50)	(.63)	(.58)	(.54)
Net asset value, end of period	$36.25	$39.31	$35.28	$30.46	$30.82	$29.00
Total ReturnC,D	(5.60)%	13.79%	17.60%	1.04%	8.34%B	15.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	.51%G	.51%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%G	.51%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.51%G	.50%	.52%	.52%	.52%	.52%
Net investment income (loss)	2.24%G	1.86%	1.95%	2.17%	1.95%	1.99%
Supplemental Data
Net assets, end of period (in millions)	$744	$591	$890	$765	$862	$960
Portfolio turnover rateH	41%G	38%	37%	29%	35%	41%I

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $527 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain conversion ratio adjustments, equity-debt classifications, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$977,970
Gross unrealized depreciation	(605,698)
Net unrealized appreciation (depreciation)	$372,272
Tax cost	$6,113,046

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $10,031 in this Subsidiary, representing .16% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,320,000 and $1,488,854, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Growth and Income	$4,493.15
Class K	144.05
	$4,637

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $13.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $192. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Growth and Income	$2

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Growth and Income	$132,399	$–
Class K	16,259	–
Total	$148,658	$–
From net investment income
Growth and Income	$–	$124,875
Class K	–	16,113
Total	$–	$140,988

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018	Six months ended January 31, 2019	Year ended July 31, 2018
Growth and Income
Shares sold	2,273	5,407	$85,418	$201,160
Reinvestment of distributions	3,403	3,205	125,341	118,260
Shares redeemed	(8,984)	(28,976)	(336,090)	(1,077,783)
Net increase (decrease)	(3,308)	(20,364)	$(125,331)	$(758,363)
Class K
Shares sold	7,292	2,738	$269,948	$101,861
Reinvestment of distributions	445	438	16,259	16,113
Shares redeemed	(2,240)	(13,364)	(82,782)	(497,284)
Net increase (decrease)	5,497	(10,188)	$203,425	$(379,310)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Growth and Income	.61%
Actual		$1,000.00	$943.50	$2.99
Hypothetical-C		$1,000.00	$1,022.13	$3.11
Class K	.51%
Actual		$1,000.00	$944.00	$2.50
Hypothetical-C		$1,000.00	$1,022.63	$2.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth & Income Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GAI-SANN-0319
1.700483.122

Fidelity® Leveraged Company Stock Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Eldorado Resorts, Inc.	3.9
Alibaba Group Holding Ltd. sponsored ADR	3.4
Air Canada	3.0
Alphabet, Inc. Class A	2.9
Vistra Energy Corp.	2.5
Amazon.com, Inc.	2.4
Adobe, Inc.	2.4
Boyd Gaming Corp.	2.3
Microchip Technology, Inc.	2.2
Global Payments, Inc.	2.2
27.2

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Information Technology	24.7
Consumer Discretionary	20.0
Industrials	10.1
Communication Services	10.1
Health Care	9.4

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	95.8%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments – 16.5%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 10.1%
Entertainment - 0.2%
Activision Blizzard, Inc.	89,034	$4,206
Interactive Media & Services - 4.0%
Alphabet, Inc. Class A (a)	57,000	64,176
Facebook, Inc. Class A (a)	153,300	25,554
		89,730
Media - 3.9%
Altice U.S.A., Inc. Class A	2,098,100	41,207
Comcast Corp. Class A	878,300	32,119
Nexstar Broadcasting Group, Inc. Class A	169,698	14,165
		87,491
Wireless Telecommunication Services - 2.0%
T-Mobile U.S., Inc. (a)	653,000	45,462

TOTAL COMMUNICATION SERVICES		226,889

CONSUMER DISCRETIONARY - 20.0%
Hotels, Restaurants & Leisure - 11.9%
Boyd Gaming Corp.	1,882,700	51,435
Eldorado Resorts, Inc. (a)	1,900,380	88,593
International Game Technology PLC (b)	637,400	10,428
Marriott International, Inc. Class A	158,000	18,096
Penn National Gaming, Inc. (a)	1,659,400	40,224
Red Rock Resorts, Inc.	715,947	18,171
Royal Caribbean Cruises Ltd.	214,400	25,739
Wyndham Hotels & Resorts, Inc.	289,100	14,192
Wynn Resorts Ltd.	12,895	1,586
		268,464
Household Durables - 0.0%
Lennar Corp. Class B	6,642	253
Internet & Direct Marketing Retail - 5.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	445,600	75,079
Amazon.com, Inc. (a)	31,500	54,140
		129,219
Media - 0.5%
Studio City International Holdings Ltd. ADR (b)	695,700	10,561
Textiles, Apparel & Luxury Goods - 1.8%
adidas AG	114,968	27,332
Puma AG	25,100	13,977
		41,309

TOTAL CONSUMER DISCRETIONARY		449,806

CONSUMER STAPLES - 3.4%
Food Products - 3.4%
Darling International, Inc. (a)	1,664,983	35,414
JBS SA	10,119,700	41,869
		77,283
ENERGY - 4.8%
Oil, Gas & Consumable Fuels - 4.8%
Cheniere Energy, Inc. (a)	319,640	20,984
Diamondback Energy, Inc.	375,400	38,711
MEG Energy Corp. (a)	435,900	1,801
Parsley Energy, Inc. Class A (a)	677,000	12,579
Pioneer Natural Resources Co.	145,200	20,665
Whiting Petroleum Corp. (a)	430,473	12,324
		107,064
FINANCIALS - 3.6%
Banks - 2.0%
Bank of America Corp.	891,999	25,395
JPMorgan Chase & Co.	199,700	20,669
		46,064
Consumer Finance - 1.0%
OneMain Holdings, Inc. (a)	720,800	21,545
Mortgage Real Estate Investment Trusts - 0.6%
Starwood Property Trust, Inc.	565,200	12,480

TOTAL FINANCIALS		80,089

HEALTH CARE - 9.4%
Biotechnology - 1.5%
Alexion Pharmaceuticals, Inc. (a)	134,100	16,489
Regeneron Pharmaceuticals, Inc. (a)	38,600	16,570
		33,059
Health Care Providers & Services - 4.6%
Cigna Corp.	113,300	22,638
Humana, Inc.	99,400	30,714
Tenet Healthcare Corp. (a)	691,500	15,206
UnitedHealth Group, Inc.	124,800	33,721
		102,279
Life Sciences Tools & Services - 2.2%
IQVIA Holdings, Inc. (a)	370,100	47,747
Thermo Fisher Scientific, Inc.	11,394	2,799
		50,546
Pharmaceuticals - 1.1%
Bausch Health Cos., Inc. (Canada) (a)	56,100	1,377
Jazz Pharmaceuticals PLC (a)	114,300	14,389
Mylan NV (a)	323,600	9,692
		25,458

TOTAL HEALTH CARE		211,342

INDUSTRIALS - 10.1%
Aerospace & Defense - 1.0%
TransDigm Group, Inc. (a)	57,700	22,561
Air Freight & Logistics - 0.3%
XPO Logistics, Inc. (a)	123,400	7,500
Airlines - 3.7%
Air Canada (a)	3,009,700	67,961
Delta Air Lines, Inc.	335,100	16,564
		84,525
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.	46,866	15
Machinery - 1.3%
Allison Transmission Holdings, Inc.	510,200	24,831
Ingersoll-Rand PLC	36,901	3,692
		28,523
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	6
Trading Companies & Distributors - 3.8%
Air Lease Corp. Class A	290,920	11,038
HD Supply Holdings, Inc. (a)	1,016,300	42,624
United Rentals, Inc. (a)	248,100	31,077
		84,739

TOTAL INDUSTRIALS		227,869

INFORMATION TECHNOLOGY - 24.0%
Electronic Equipment & Components - 0.8%
CDW Corp.	205,900	17,145
IT Services - 10.5%
EPAM Systems, Inc. (a)	302,100	42,741
First Data Corp. Class A (a)	1,383,200	34,096
Global Payments, Inc.	441,800	49,605
MasterCard, Inc. Class A	130,500	27,552
PayPal Holdings, Inc. (a)	430,100	38,176
Visa, Inc. Class A	312,800	42,231
		234,401
Semiconductors & Semiconductor Equipment - 6.8%
Marvell Technology Group Ltd.	634,500	11,757
Microchip Technology, Inc. (b)	622,000	49,990
Micron Technology, Inc. (a)	596,200	22,787
NXP Semiconductors NV	379,600	33,037
ON Semiconductor Corp. (a)	1,788,000	35,832
		153,403
Software - 5.9%
Adobe, Inc. (a)	215,600	53,430
Microsoft Corp.	205,200	21,429
SS&C Technologies Holdings, Inc.	804,400	41,419
Symantec Corp.	809,700	17,020
		133,298

TOTAL INFORMATION TECHNOLOGY		538,247

MATERIALS - 5.6%
Chemicals - 4.2%
DowDuPont, Inc.	778,021	41,865
Olin Corp.	51,068	1,206
The Chemours Co. LLC	943,100	33,716
Trinseo SA	193,200	9,476
Westlake Chemical Corp.	106,400	7,863
		94,126
Containers & Packaging - 0.8%
Crown Holdings, Inc. (a)	372,400	18,992
Metals & Mining - 0.6%
First Quantum Minerals Ltd.	1,151,600	13,331

TOTAL MATERIALS		126,449

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Crown Castle International Corp.	146,400	17,138
UTILITIES - 4.0%
Electric Utilities - 2.5%
Vistra Energy Corp. (a)	2,173,665	54,581
Independent Power and Renewable Electricity Producers - 1.5%
NRG Energy, Inc.	837,200	34,250

TOTAL UTILITIES		88,831

TOTAL COMMON STOCKS
(Cost $1,887,049)		2,151,007

Convertible Preferred Stocks - 0.7%
INFORMATION TECHNOLOGY - 0.7%
Software - 0.7%
Lyft, Inc. Series I (c)(d)
(Cost $15,000)	316,764	14,866

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 2.43% (e)	63,384,710	63,397
Fidelity Securities Lending Cash Central Fund 2.43% (e)(f)	59,037,757	59,044
TOTAL MONEY MARKET FUNDS
(Cost $122,438)		122,441
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $2,024,487)		2,288,314
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(42,355)
NET ASSETS - 100%		$2,245,959

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,866,000 or 0.7% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Lyft, Inc. Series I	6/27/18	$15,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$727
Fidelity Securities Lending Cash Central Fund	107
Total	$834

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$226,889	$226,889	$--	$--
Consumer Discretionary	449,806	449,806	--	--
Consumer Staples	77,283	77,283	--	--
Energy	107,064	107,064	--	--
Financials	80,089	80,089	--	--
Health Care	211,342	211,342	--	--
Industrials	227,869	227,869	--	--
Information Technology	553,113	538,247	--	14,866
Materials	126,449	126,449	--	--
Real Estate	17,138	17,138	--	--
Utilities	88,831	88,831	--	--
Money Market Funds	122,441	122,441	--	--
Total Investments in Securities:	$2,288,314	$2,273,448	$--	$14,866

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.5%
Canada	3.8%
Cayman Islands	3.4%
Netherlands	1.9%
Brazil	1.8%
Germany	1.8%
Liberia	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $57,877) — See accompanying schedule: Unaffiliated issuers (cost $1,902,049)	$2,165,873
Fidelity Central Funds (cost $122,438)	122,441
Total Investment in Securities (cost $2,024,487)		$2,288,314
Receivable for investments sold		32,225
Receivable for fund shares sold		877
Dividends receivable		115
Distributions receivable from Fidelity Central Funds		125
Prepaid expenses		3
Other receivables		56
Total assets		2,321,715
Liabilities
Payable for investments purchased	$13,633
Payable for fund shares redeemed	1,631
Accrued management fee	1,053
Other affiliated payables	313
Other payables and accrued expenses	79
Collateral on securities loaned	59,047
Total liabilities		75,756
Net Assets		$2,245,959
Net Assets consist of:
Paid in capital		$1,990,951
Total distributable earnings (loss)		255,008
Net Assets		$2,245,959
Net Asset Value and Maximum Offering Price
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($1,899,341 ÷ 69,673 shares)		$27.26
Class K:
Net Asset Value, offering price and redemption price per share ($346,618 ÷ 12,677 shares)		$27.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$6,927
Interest		10
Income from Fidelity Central Funds		834
Total income		7,771
Expenses
Management fee	$7,128
Transfer agent fees	1,697
Accounting and security lending fees	365
Custodian fees and expenses	26
Independent trustees' fees and expenses	8
Registration fees	26
Audit	35
Legal	6
Miscellaneous	7
Total expenses before reductions	9,298
Expense reductions	(65)
Total expenses after reductions		9,233
Net investment income (loss)		(1,462)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	79,607
Foreign currency transactions	64
Total net realized gain (loss)		79,671
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(286,282)
Fidelity Central Funds	2
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(286,281)
Net gain (loss)		(206,610)
Net increase (decrease) in net assets resulting from operations		$(208,072)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,462)	$2,569
Net realized gain (loss)	79,671	417,957
Change in net unrealized appreciation (depreciation)	(286,281)	(99,616)
Net increase (decrease) in net assets resulting from operations	(208,072)	320,910
Distributions to shareholders	(382,089)	–
Distributions to shareholders from net investment income	–	(6,187)
Distributions to shareholders from net realized gain	–	(529,539)
Total distributions	(382,089)	(535,726)
Share transactions - net increase (decrease)	33,300	(115,492)
Total increase (decrease) in net assets	(556,861)	(330,308)
Net Assets
Beginning of period	2,802,820	3,133,128
End of period	$2,245,959	$2,802,820
Other Information
Distributions in excess of net investment income end of period		$(1,170)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Leveraged Company Stock Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.31	$37.25	$40.68	$46.90	$45.82	$39.44
Income from Investment Operations
Net investment income (loss)A	(.02)	.02	.19	.41	.41	.34
Net realized and unrealized gain (loss)	(2.26)	3.42B	5.53	(3.77)	1.01	6.31
Total from investment operations	(2.28)	3.44	5.72	(3.36)	1.42	6.65
Distributions from net investment income	–	(.07)	(.37)	(.40)	(.34)	(.27)
Distributions from net realized gain	(4.77)	(6.32)	(8.78)	(2.46)	–	–
Total distributions	(4.77)	(6.38)C	(9.15)	(2.86)	(.34)	(.27)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$27.26	$34.31	$37.25	$40.68	$46.90	$45.82
Total ReturnE,F	(7.19)%	10.91%B	17.45%	(7.23)%	3.12%	16.96%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%I	.78%	.80%	.80%	.79%	.79%
Expenses net of fee waivers, if any	.78%I	.78%	.79%	.80%	.78%	.79%
Expenses net of all reductions	.78%I	.77%	.78%	.80%	.78%	.79%
Net investment income (loss)	(.14)%I	.07%	.51%	1.03%	.87%	.81%
Supplemental Data
Net assets, end of period (in millions)	$1,899	$2,372	$2,644	$2,861	$3,755	$4,207
Portfolio turnover rateJ	67%I	67%	100%	9%	4%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.73%.

 C Total distributions of $6.38 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Leveraged Company Stock Fund Class K

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.40	$37.34	$40.76	$47.00	$45.91	$39.52
Income from Investment Operations
Net investment income (loss)A	–	.06	.23	.46	.46	.40
Net realized and unrealized gain (loss)	(2.27)	3.42B	5.55	(3.79)	1.03	6.31
Total from investment operations	(2.27)	3.48	5.78	(3.33)	1.49	6.71
Distributions from net investment income	–	(.11)	(.42)	(.45)	(.40)	(.32)
Distributions from net realized gain	(4.79)	(6.32)	(8.78)	(2.46)	–	–
Total distributions	(4.79)	(6.42)C	(9.20)	(2.91)	(.40)	(.32)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$27.34	$34.40	$37.34	$40.76	$47.00	$45.91
Total ReturnE,F	(7.14)%	11.01%B	17.60%	(7.14)%	3.26%	17.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%I	.67%	.68%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.67%I	.67%	.68%	.68%	.67%	.67%
Expenses net of all reductions	.67%I	.66%	.67%	.68%	.67%	.67%
Net investment income (loss)	(.03)%I	.18%	.63%	1.15%	.99%	.92%
Supplemental Data
Net assets, end of period (in millions)	$347	$431	$489	$573	$991	$1,173
Portfolio turnover rateJ	67%I	67%	100%	9%	4%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement form the investment adviser for an error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.83%.

 C Total distributions of $6.42 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$363,162
Gross unrealized depreciation	(104,671)
Net unrealized appreciation (depreciation)	$258,491
Tax cost	$2,029,823

The Fund intends to elect to defer to its next fiscal year $1,199,814 of ordinary losses recognized during the period January 1, 2018 to July 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $801,041 and $1,199,030, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Leveraged Company Stock	$1,611.16
Class K	86.05
	$1,697

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37 for the period.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $107. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $55 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Leveraged Company Stock	$323,491	$–
Class K	58,598	–
Total	$382,089	$–
From net investment income
Leveraged Company Stock	$–	$4,788
Class K	–	1,399
Total	$–	$6,187
From net realized gain
Leveraged Company Stock	$–	$447,843
Class K	–	81,696
Total	$–	$529,539

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018	Six months ended January 31, 2019	Year ended July 31, 2018
Leveraged Company Stock
Shares sold	964	2,261	$26,871	$77,379
Reinvestment of distributions	10,500	13,261	306,391	427,578
Shares redeemed	(10,922)	(17,365)	(305,444)	(594,962)
Net increase (decrease)	542	(1,843)	$27,818	$(90,005)
Class K
Shares sold	557	989	$15,606	$34,063
Reinvestment of distributions	2,004	2,572	58,598	83,096
Shares redeemed	(2,412)	(4,138)	(68,722)	(142,646)
Net increase (decrease)	149	(577)	$5,482	$(25,487)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Leveraged Company Stock	.78%
Actual		$1,000.00	$928.10	$3.79
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class K	.67%
Actual		$1,000.00	$928.60	$3.26
Hypothetical-C		$1,000.00	$1,021.83	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2016. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

LSF-SANN-0319
1.753758.119

Fidelity® OTC Portfolio Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Apple, Inc.	8.4
Alphabet, Inc. Class A	8.1
Microsoft Corp.	8.0
Amazon.com, Inc.	7.1
Facebook, Inc. Class A	5.4
Alphabet, Inc. Class C	2.7
NVIDIA Corp.	2.3
Activision Blizzard, Inc.	2.0
Netflix, Inc.	1.8
Adobe, Inc.	1.7
47.5

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Information Technology	38.3
Communication Services	23.7
Consumer Discretionary	17.5
Health Care	9.2
Financials	4.4

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	97.2%
Convertible Securities	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 6.8%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 23.7%
Entertainment - 4.9%
Activision Blizzard, Inc.	7,485,618	$353,621
NetEase, Inc. ADR	217,940	54,906
Netflix, Inc. (a)	967,960	328,622
Nintendo Co. Ltd. ADR (b)	848,000	31,580
Take-Two Interactive Software, Inc. (a)	854,900	90,235
Ubisoft Entertainment SA (a)	171,152	15,189
		874,153
Interactive Media & Services - 18.8%
Alphabet, Inc.:
Class A (a)	1,289,327	1,451,640
Class C (a)	435,169	485,810
ANGI Homeservices, Inc. Class A (a)(b)	4,899,975	83,300
CarGurus, Inc. Class A (a)	1,792,949	76,684
Eventbrite, Inc. (b)	25,200	756
Facebook, Inc. Class A (a)	5,807,314	968,021
IAC/InterActiveCorp (a)	204,525	43,212
Match Group, Inc. (b)	467,200	24,991
Tencent Holdings Ltd.	1,485,500	66,126
Tencent Holdings Ltd. sponsored ADR	2,104,900	93,900
Twitter, Inc. (a)	2,948,800	98,962
		3,393,402
Media - 0.0%
Turn, Inc. (Escrow) (a)(c)(d)	1,199,041	797
Wireless Telecommunication Services - 0.0%
Boingo Wireless, Inc. (a)	186,800	4,506

TOTAL COMMUNICATION SERVICES		4,272,858

CONSUMER DISCRETIONARY - 17.5%
Automobiles - 0.9%
Tesla, Inc. (a)(b)	513,821	157,753
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc. (a)	114,500	5,599
Weight Watchers International, Inc. (a)	193,100	6,179
		11,778
Hotels, Restaurants & Leisure - 2.6%
Bluegreen Vacations Corp.	470,800	6,309
Caesars Entertainment Corp. (a)(b)	307,800	2,813
Del Frisco's Restaurant Group, Inc. (a)	1,176,500	9,318
Domino's Pizza, Inc.	283,400	80,409
Eldorado Resorts, Inc. (a)	350,255	16,329
Hilton Grand Vacations, Inc. (a)	499,300	15,149
Hilton Worldwide Holdings, Inc.	7,300	544
Marriott International, Inc. Class A	1,286,700	147,366
Marriott Vacations Worldwide Corp.	26,700	2,364
Planet Fitness, Inc. (a)	1,894,400	109,724
Restaurant Brands International, Inc.	67,300	4,218
Royal Caribbean Cruises Ltd.	137,300	16,483
Texas Roadhouse, Inc. Class A	127,300	7,745
U.S. Foods Holding Corp. (a)	1,069,600	36,067
Wingstop, Inc.	152,020	9,980
		464,818
Internet & Direct Marketing Retail - 9.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	156,600	26,386
Amazon.com, Inc. (a)	746,808	1,283,561
Delivery Hero AG (a)(e)	44,300	1,633
eBay, Inc.	1,475,900	49,664
MercadoLibre, Inc.	272,800	99,299
The Booking Holdings, Inc. (a)	94,660	173,494
Yahoo!, Inc. (a)	2,139,400	146,570
		1,780,607
Media - 0.0%
China Literature Ltd. (a)(e)	724,800	3,582
Multiline Retail - 1.0%
Avenue Supermarts Ltd. (a)(e)	101,832	1,973
Dollar Tree, Inc. (a)	1,920,200	185,933
		187,906
Specialty Retail - 2.0%
Best Buy Co., Inc.	867,000	51,361
Burlington Stores, Inc. (a)	255,400	43,855
Five Below, Inc. (a)	344,400	42,613
Lowe's Companies, Inc.	739,500	71,110
Ross Stores, Inc.	1,143,100	105,302
Tiffany & Co., Inc.	103,100	9,148
Ulta Beauty, Inc. (a)	122,710	35,822
		359,211
Textiles, Apparel & Luxury Goods - 1.0%
G-III Apparel Group Ltd. (a)	189,900	6,622
lululemon athletica, Inc. (a)	1,021,174	150,940
LVMH Moet Hennessy - Louis Vuitton SA	5,727	1,837
PVH Corp.	240,700	26,263
VF Corp.	45,900	3,863
		189,525

TOTAL CONSUMER DISCRETIONARY		3,155,180

CONSUMER STAPLES - 4.1%
Beverages - 1.8%
Diageo PLC	2,344,600	89,485
Fever-Tree Drinks PLC	2,072,296	69,880
Keurig Dr. Pepper, Inc.	393,900	10,722
Monster Beverage Corp. (a)	1,033,740	59,171
PepsiCo, Inc.	800,500	90,192
		319,450
Food & Staples Retailing - 1.7%
BJ's Wholesale Club Holdings, Inc.	1,763,823	46,406
Costco Wholesale Corp.	1,057,183	226,903
Performance Food Group Co. (a)	1,073,000	36,654
		309,963
Food Products - 0.4%
Darling International, Inc. (a)	414,800	8,823
Mondelez International, Inc.	831,352	38,458
The Kraft Heinz Co.	591,700	28,437
		75,718
Personal Products - 0.2%
Coty, Inc. Class A	4,669,400	36,235

TOTAL CONSUMER STAPLES		741,366

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Cenovus Energy, Inc. (Canada)	185,000	1,445
Centennial Resource Development, Inc. Class A (a)	995,300	13,108
Delek U.S. Holdings, Inc.	74,600	2,425
EOG Resources, Inc.	15,300	1,518
Reliance Industries Ltd.	1,913,673	33,094
		51,590
FINANCIALS - 4.4%
Banks - 1.2%
Bank of America Corp.	622,500	17,723
Citigroup, Inc.	289,800	18,681
Commerce Bancshares, Inc.	184,915	11,058
Cullen/Frost Bankers, Inc.	79,300	7,714
Huntington Bancshares, Inc.	7,447,000	98,598
Investors Bancorp, Inc.	2,568,700	31,184
PacWest Bancorp	757,700	29,240
		214,198
Capital Markets - 2.6%
BlackRock, Inc. Class A	44,500	18,471
Carlyle Group LP	624,800	11,802
Cboe Global Markets, Inc.	283,300	26,423
Charles Schwab Corp.	1,056,400	49,408
CME Group, Inc.	564,400	102,879
E*TRADE Financial Corp.	511,020	23,844
Monex Group, Inc. (b)	585,000	2,041
Morgan Stanley	163,600	6,920
Northern Trust Corp.	855,400	75,669
TD Ameritrade Holding Corp.	2,619,900	146,583
Virtu Financial, Inc. Class A	375,800	9,602
		473,642
Consumer Finance - 0.6%
Capital One Financial Corp.	1,181,200	95,193

TOTAL FINANCIALS		783,033

HEALTH CARE - 8.7%
Biotechnology - 5.7%
Acceleron Pharma, Inc. (a)	312,800	13,263
Agios Pharmaceuticals, Inc. (a)	214,835	11,515
Alexion Pharmaceuticals, Inc. (a)	1,232,289	151,522
Allakos, Inc. (a)	58,200	2,325
Alnylam Pharmaceuticals, Inc. (a)	270,200	22,570
Amgen, Inc.	1,129,434	211,328
AnaptysBio, Inc. (a)	98,700	6,546
Array BioPharma, Inc. (a)	600	11
Audentes Therapeutics, Inc. (a)	48,300	1,198
bluebird bio, Inc. (a)	379,726	50,667
Blueprint Medicines Corp. (a)	148,000	10,669
Cellectis SA sponsored ADR (a)	392,100	6,928
Chimerix, Inc. (a)	51,300	120
Crinetics Pharmaceuticals, Inc. (a)	93,000	2,444
DBV Technologies SA sponsored ADR (a)(b)	1,038,200	7,008
Deciphera Pharmaceuticals, Inc. (a)	49,500	1,330
FibroGen, Inc. (a)	190,200	10,794
GenSight Biologics SA (a)(b)(e)	237,548	737
Global Blood Therapeutics, Inc. (a)	4,200	201
Heron Therapeutics, Inc. (a)	1,402,915	37,738
Intercept Pharmaceuticals, Inc. (a)	406,919	49,107
Ionis Pharmaceuticals, Inc. (a)	417,902	24,238
Moderna, Inc.	755,351	11,285
Neurocrine Biosciences, Inc. (a)	1,168,900	103,120
Regeneron Pharmaceuticals, Inc. (a)	185,800	79,758
Sage Therapeutics, Inc. (a)	230,975	32,935
Sarepta Therapeutics, Inc. (a)	281,900	39,384
Scholar Rock Holding Corp.	101,400	1,532
Spark Therapeutics, Inc. (a)	322,790	15,436
Trevena, Inc. (a)(b)	499,321	534
uniQure B.V. (a)	531,200	18,194
Vertex Pharmaceuticals, Inc. (a)	388,100	74,092
Xencor, Inc. (a)	725,187	26,179
		1,024,708
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	83,900	20,887
AxoGen, Inc. (a)	83,800	1,383
Boston Scientific Corp. (a)	1,336,600	50,991
DexCom, Inc. (a)	118,100	16,656
Insulet Corp. (a)	100,800	8,184
Intuitive Surgical, Inc. (a)	199,546	104,490
ViewRay, Inc. (a)(b)	1,050,700	7,555
		210,146
Health Care Providers & Services - 0.9%
Elanco Animal Health, Inc. (b)	99,300	2,898
G1 Therapeutics, Inc. (a)	314,372	6,724
Humana, Inc.	102,209	31,582
National Vision Holdings, Inc. (a)	576,995	18,325
Neuronetics, Inc.	43,200	740
R1 RCM, Inc. (a)	704,802	5,723
UnitedHealth Group, Inc.	340,900	92,111
		158,103
Health Care Technology - 0.1%
Castlight Health, Inc. Class B (a)	51,600	153
Teladoc Health, Inc. (a)(b)	190,400	12,224
		12,377
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	43,700	12,227
Pharmaceuticals - 0.8%
Akcea Therapeutics, Inc. (a)	116,620	3,100
Allergan PLC	25,800	3,715
AstraZeneca PLC sponsored ADR	1,248,100	45,655
Bristol-Myers Squibb Co.	176,240	8,701
Collegium Pharmaceutical, Inc. (a)(b)	636,600	10,192
Jazz Pharmaceuticals PLC (a)	146,300	18,418
MyoKardia, Inc. (a)	121,400	5,024
Nektar Therapeutics (a)	837,200	35,447
The Medicines Company (a)	231,600	5,352
TherapeuticsMD, Inc. (a)(b)	382,900	2,010
Theravance Biopharma, Inc. (a)	176,300	4,593
Zogenix, Inc. (a)	274,600	12,014
		154,221

TOTAL HEALTH CARE		1,571,782

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	203,488	37,849
Class C (a)(c)(d)	7,092	1,319
United Technologies Corp.	30,700	3,625
		42,793
Airlines - 0.5%
American Airlines Group, Inc.	265,632	9,502
Spirit Airlines, Inc. (a)	707,900	41,639
United Continental Holdings, Inc. (a)	423,700	36,976
Wheels Up Partners Holdings LLC Series B (a)(c)(d)(f)	1,760,377	2,500
		90,617
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	262,700	13,301
Evoqua Water Technologies Corp. (a)	261,500	2,827
Tomra Systems ASA	354,100	9,174
		25,302
Machinery - 0.1%
Deere & Co.	51,900	8,512
Professional Services - 0.0%
CoStar Group, Inc. (a)	4,800	1,876
Recruit Holdings Co. Ltd.	70,900	1,896
		3,772
Road & Rail - 0.3%
J.B. Hunt Transport Services, Inc.	315,891	33,813
Knight-Swift Transportation Holdings, Inc. Class A	473,000	15,018
		48,831
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	274,200	11,500

TOTAL INDUSTRIALS		231,327

INFORMATION TECHNOLOGY - 36.6%
Communications Equipment - 0.0%
Cisco Systems, Inc.	81,700	3,864
IT Services - 4.0%
Adyen BV (e)	9,662	7,163
Akamai Technologies, Inc. (a)	507,300	33,025
Alliance Data Systems Corp.	35,900	6,375
FleetCor Technologies, Inc. (a)	18,000	3,633
Global Payments, Inc.	133,500	14,989
GoDaddy, Inc. (a)	1,254,000	86,062
MasterCard, Inc. Class A	290,200	61,270
Netcompany Group A/S (e)	72,500	2,445
PayPal Holdings, Inc. (a)	2,889,700	256,490
Shopify, Inc. Class A (a)	524,926	88,362
Square, Inc. (a)	406,599	29,011
Total System Services, Inc.	23,600	2,115
Visa, Inc. Class A	706,600	95,398
Wix.com Ltd. (a)	237,100	25,927
Worldpay, Inc. (a)	117,400	9,801
		722,066
Semiconductors & Semiconductor Equipment - 9.1%
Acacia Communications, Inc. (a)	149,000	6,483
Analog Devices, Inc.	1,244,800	123,061
ASML Holding NV	395,265	69,183
ASML Holding NV (Netherlands)	32,000	5,596
Broadcom, Inc.	737,866	197,933
Intel Corp.	1,173,200	55,281
KLA-Tencor Corp.	93,700	9,986
Lam Research Corp.	818,500	138,801
Marvell Technology Group Ltd.	9,786,936	181,352
Microchip Technology, Inc. (b)	140,700	11,308
Micron Technology, Inc. (a)	2,101,144	80,306
NVIDIA Corp.	2,834,001	407,388
NXP Semiconductors NV	517,200	45,012
Qorvo, Inc. (a)	252,800	16,523
Qualcomm, Inc.	3,786,276	187,496
Skyworks Solutions, Inc.	126,700	9,254
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,489,200	93,644
		1,638,607
Software - 14.8%
2U, Inc. (a)	260,841	14,829
Adobe, Inc. (a)	1,255,100	311,039
Atom Tickets LLC (a)(c)(d)(f)	516,103	1,528
Autodesk, Inc. (a)	1,074,920	158,228
Avalara, Inc.	26,668	1,063
Black Knight, Inc. (a)	870,900	42,840
Cadence Design Systems, Inc. (a)	237,300	11,398
Carbon Black, Inc.	30,000	465
Cardlytics, Inc. (a)	41,132	719
Dataminr, Inc. Series E (c)(d)	950,001	19,323
Dropbox, Inc. Class A (a)	215,316	5,320
HIVE Blockchain Technologies Ltd. (a)(b)	2,809,100	780
HIVE Blockchain Technologies Ltd. warrants 11/14/19 (a)	2,163,600	41
HubSpot, Inc. (a)	741,280	117,352
Intuit, Inc.	767,800	165,707
Microsoft Corp.	13,796,799	1,440,800
Nutanix, Inc.:
Class A (a)	468,190	23,985
Class B (a)(e)	311,503	15,958
Parametric Technology Corp. (a)	53,500	4,536
Paylocity Holding Corp. (a)	181,900	12,920
Pivotal Software, Inc.	1,499,400	27,724
Pluralsight, Inc.	205,100	6,149
Proofpoint, Inc. (a)	121,300	12,357
Salesforce.com, Inc. (a)	1,544,848	234,771
ServiceNow, Inc. (a)	13,300	2,926
Talend SA ADR (a)	79,900	2,972
Tanium, Inc. Class B (a)(c)(d)	392,200	3,410
Workday, Inc. Class A (a)	137,600	24,979
Zuora, Inc.	611,800	13,239
		2,677,358
Technology Hardware, Storage & Peripherals - 8.7%
Apple, Inc.	9,089,260	1,512,810
Samsung Electronics Co. Ltd.	1,157,560	48,022
		1,560,832

TOTAL INFORMATION TECHNOLOGY		6,602,727

MATERIALS - 0.2%
Chemicals - 0.2%
CF Industries Holdings, Inc.	177,700	7,757
FMC Corp.	50,880	4,060
LG Chemical Ltd.	43,715	14,461
		26,278
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Ant International Co. Ltd. Class C (c)(d)	6,818,398	38,251
Equinix, Inc.	42,800	16,863
		55,114
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(c)(d)	29,911	2,231

TOTAL REAL ESTATE		57,345

TOTAL COMMON STOCKS
(Cost $12,178,791)		17,493,486

Preferred Stocks - 2.6%
Convertible Preferred Stocks - 2.5%
COMMUNICATION SERVICES - 0.0%
Interactive Media & Services - 0.0%
Pinterest, Inc. Series G, 8.00% (a)(c)(d)	139,290	638
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	2,113,909	2,706
TOTAL COMMUNICATION SERVICES		3,344
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
One Kings Lane, Inc. Series E (Escrow) (a)(c)(d)	648,635	259
The Honest Co., Inc. Series D (a)(c)(d)	75,268	3,444
		3,703
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (a)(c)(d)	93,930	24,330
FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	620,983	5,823
HEALTH CARE - 0.4%
Biotechnology - 0.2%
23andMe, Inc.:
Series E (a)(c)(d)	1,817,170	31,528
Series F (a)(c)(d)	683,367	11,856
		43,384
Health Care Providers & Services - 0.2%
Mulberry Health, Inc. Series A8 (a)(c)(d)	4,342,250	31,029
TOTAL HEALTH CARE		74,413
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	62,037	11,539
Series H (a)(c)(d)	65,670	12,215
		23,754
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	335,546	1,299
TOTAL INDUSTRIALS		25,053
INFORMATION TECHNOLOGY - 1.7%
Internet Software & Services - 0.2%
Reddit, Inc.:
Series B (a)(c)(d)	1,337,584	29,007
Series C (a)(c)(d)	300,673	6,520
Starry, Inc. Series B (a)(c)(d)	1,811,120	1,670
		37,197
IT Services - 0.0%
AppNexus, Inc.:
Series E (Escrow) (a)(c)(d)	1,416,796	1,367
Series F (Escrow) (a)(c)(d)	90,913	112
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	4,896,249	222
		1,701
Software - 1.5%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	395,787	4,354
Dataminr, Inc. Series D (a)(c)(d)	2,219,446	45,144
Delphix Corp. Series D (a)(c)(d)	427,177	2,777
Jello Labs, Inc. Series C (a)(c)(d)	302,678	0
Lyft, Inc.:
Series H (a)(c)(d)	595,228	27,934
Series I (c)(d)	642,291	30,143
Taboola.Com Ltd. Series E (a)(c)(d)	1,918,392	36,718
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	2,234,768	108,990
Series E, 8.00% (a)(c)(d)	148,620	7,248
		263,308
TOTAL INFORMATION TECHNOLOGY		302,206
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
WeWork Companies, Inc.:
Series E (a)(c)(d)	269,198	20,079
Series F (a)(c)(d)	14,513	1,083
		21,162

TOTAL CONVERTIBLE PREFERRED STOCKS		460,034

Nonconvertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (c)(d)	30,303	9,822
TOTAL PREFERRED STOCKS
(Cost $330,998)		469,856

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 2.43% (g)	11,154,641	11,157
Fidelity Securities Lending Cash Central Fund 2.43% (g)(h)	191,505,080	191,524
TOTAL MONEY MARKET FUNDS
(Cost $202,681)		202,681
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $12,712,470)		18,166,023
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(137,594)
NET ASSETS - 100%		$18,028,429

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $577,063,000 or 3.2% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,491,000 or 0.2% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
23andMe, Inc. Series F	8/31/17	$9,488
Altiostar Networks, Inc. Series A1	1/10/17	$9,724
Ant International Co. Ltd. Class C	5/16/18	$38,251
AppNexus, Inc. Series E (Escrow)	8/1/14 - 9/17/14	$28,382
AppNexus, Inc. Series F (Escrow)	8/23/16	$2,364
Atom Tickets LLC	8/15/17	$3,000
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$10,011
Cloudflare, Inc. Series D, 8.00%	11/5/14	$2,424
Clover Health Series D	6/7/17	$5,823
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Dataminr, Inc. Series E	7/28/17 - 5/21/18	$14,368
Delphix Corp. Series D	7/10/15	$3,845
Jello Labs, Inc. Series C	12/22/16	$4,899
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
Lyft, Inc. Series H	11/22/17	$23,658
Lyft, Inc. Series I	6/27/18	$30,415
Mulberry Health, Inc. Series A8	1/20/16	$29,331
One Kings Lane, Inc. Series E (Escrow)	1/29/14	$429
Pinterest, Inc. Series G, 8.00%	2/27/15	$1,000
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Roofoods Ltd. Series F	9/12/17	$33,211
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$21,156
Space Exploration Technologies Corp. Class C	9/11/17	$957
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Space Exploration Technologies Corp. Series H	8/4/17	$8,865
Starry, Inc. Series B	12/1/16	$980
Taboola.Com Ltd. Series E	12/22/14	$20,000
Tanium, Inc. Class B	4/21/17	$1,947
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. (Escrow)	4/11/17	$863
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$34,668
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$4,952
WeWork Companies, Inc. Class A	6/23/15	$984
WeWork Companies, Inc. Series E	6/23/15	$8,854
WeWork Companies, Inc. Series F	12/1/16	$728
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$948
Fidelity Securities Lending Cash Central Fund	1,842
Total	$2,790

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,276,202	$4,190,746	$81,315	$4,141
Consumer Discretionary	3,158,883	3,149,761	5,419	3,703
Consumer Staples	765,696	651,881	89,485	24,330
Energy	51,590	51,590	--	--
Financials	788,856	783,033	--	5,823
Health Care	1,656,017	1,560,497	11,285	84,235
Industrials	256,380	189,659	--	66,721
Information Technology	6,904,933	6,572,870	5,596	326,467
Materials	26,278	26,278	--	--
Real Estate	78,507	16,863	--	61,644
Money Market Funds	202,681	202,681	--	--
Total Investments in Securities:	$18,166,023	$17,395,859	$193,100	$577,064

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$359,526
Net Realized Gain (Loss) on Investment Securities	(11,371)
Net Unrealized Gain (Loss) on Investment Securities	9,684
Cost of Purchases	14,170
Proceeds of Sales	(45,542)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$326,467
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$(1,722)
Equities - Other Investments in Securities
Beginning Balance	$290,448
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(27,861)
Cost of Purchases	10,011
Proceeds of Sales	(22,001)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$250,597
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$(20,850)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $187,466) — See accompanying schedule: Unaffiliated issuers (cost $12,509,789)	$17,963,342
Fidelity Central Funds (cost $202,681)	202,681
Total Investment in Securities (cost $12,712,470)		$18,166,023
Cash		20,151
Receivable for investments sold		221,254
Receivable for fund shares sold		12,579
Dividends receivable		1,099
Distributions receivable from Fidelity Central Funds		158
Prepaid expenses		24
Other receivables		507
Total assets		18,421,795
Liabilities
Payable for investments purchased	$89,960
Payable for fund shares redeemed	28,179
Accrued management fee	11,214
Notes payable to affiliates	69,102
Other affiliated payables	1,757
Other payables and accrued expenses	1,636
Collateral on securities loaned	191,518
Total liabilities		393,366
Net Assets		$18,028,429
Net Assets consist of:
Paid in capital		$11,870,103
Total distributable earnings (loss)		6,158,326
Net Assets		$18,028,429
Net Asset Value and Maximum Offering Price
OTC:
Net Asset Value, offering price and redemption price per share ($11,842,443 ÷ 1,084,796 shares)		$10.92
Class K:
Net Asset Value, offering price and redemption price per share ($6,185,986 ÷ 558,346 shares)		$11.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$65,834
Income from Fidelity Central Funds		2,790
Total income		68,624
Expenses
Management fee
Basic fee	$57,654
Performance adjustment	11,910
Transfer agent fees	10,742
Accounting and security lending fees	877
Custodian fees and expenses	225
Independent trustees' fees and expenses	64
Registration fees	166
Audit	46
Legal	31
Interest	49
Miscellaneous	98
Total expenses before reductions	81,862
Expense reductions	(75)
Total expenses after reductions		81,787
Net investment income (loss)		(13,163)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,280,425
Fidelity Central Funds	1
Foreign currency transactions	250
Total net realized gain (loss)		1,280,676
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $59)	(2,747,231)
Assets and liabilities in foreign currencies	(65)
Total change in net unrealized appreciation (depreciation)		(2,747,296)
Net gain (loss)		(1,466,620)
Net increase (decrease) in net assets resulting from operations		$(1,479,783)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(13,163)	$(25,774)
Net realized gain (loss)	1,280,676	990,764
Change in net unrealized appreciation (depreciation)	(2,747,296)	2,950,958
Net increase (decrease) in net assets resulting from operations	(1,479,783)	3,915,948
Distributions to shareholders	(1,313,764)	–
Distributions to shareholders from net realized gain	–	(808,260)
Total distributions	(1,313,764)	(808,260)
Share transactions - net increase (decrease)	193,578	1,722,903
Total increase (decrease) in net assets	(2,599,969)	4,830,591
Net Assets
Beginning of period	20,628,398	15,797,807
End of period	$18,028,429	$20,628,398
Other Information
Accumulated net investment loss end of period		$(19,053)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC Portfolio

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018A	2017A	2016A	2015A	2014A
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$10.57	$8.53	$8.70	$8.12	$7.90
Income from Investment Operations
Net investment income (loss)B	(.01)	(.02)	(.02)	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	(.78)	2.48	2.33	.29	1.62	1.28
Total from investment operations	(.79)	2.46	2.31	.28	1.61	1.27
Distributions from net investment income	–	–	–	–	–	(.01)
Distributions from net realized gain	(.79)	(.53)	(.27)	(.45)	(1.03)	(1.04)
Total distributions	(.79)	(.53)	(.27)	(.45)	(1.03)	(1.05)
Net asset value, end of period	$10.92	$12.50	$10.57	$8.53	$8.70	$8.12
Total ReturnC,D	(6.65)%	24.34%	27.97%	3.68%	21.34%	17.96%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%G	.88%	.81%	.91%	.83%	.77%
Expenses net of fee waivers, if any	.87%G	.88%	.81%	.91%	.83%	.77%
Expenses net of all reductions	.87%G	.88%	.81%	.90%	.83%	.76%
Net investment income (loss)	(.17)%G	(.17)%	(.16)%	(.07)%	(.13)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$11,842	$13,340	$12,136	$9,845	$9,710	$7,870
Portfolio turnover rateH	37%G,I	38%I	71%I	56%I	66%I	106%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity OTC Portfolio Class K

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018A	2017A	2016A	2015A	2014A
Selected Per–Share Data
Net asset value, beginning of period	$12.67	$10.70	$8.62	$8.79	$8.20	$7.96
Income from Investment Operations
Net investment income (loss)B	–C	(.01)	(.01)	–C	–C	–C
Net realized and unrealized gain (loss)	(.80)	2.52	2.36	.29	1.63	1.30
Total from investment operations	(.80)	2.51	2.35	.29	1.63	1.30
Distributions from net investment income	–	–	–	–	–	(.01)
Distributions from net realized gain	(.79)	(.54)	(.27)	(.46)	(1.04)	(1.05)
Total distributions	(.79)	(.54)	(.27)	(.46)	(1.04)	(1.06)
Net asset value, end of period	$11.08	$12.67	$10.70	$8.62	$8.79	$8.20
Total ReturnD,E	(6.64)%	24.48%	28.12%	3.80%	21.49%	18.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%H	.78%	.70%	.79%	.72%	.65%
Expenses net of fee waivers, if any	.77%H	.78%	.70%	.79%	.72%	.65%
Expenses net of all reductions	.77%H	.77%	.70%	.79%	.71%	.64%
Net investment income (loss)	(.07)%H	(.07)%	(.05)%	.05%	(.02)%	.05%
Supplemental Data
Net assets, end of period (in millions)	$6,186	$7,288	$3,662	$3,508	$3,836	$2,906
Portfolio turnover rateI	37%H,J	38%J	71%J	56%J	66%J	106%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 577,064	Market approach	Transaction price	$0.81 - $186.00 / $56.38	Increase
			Conversion ratio	1.6	Increase
		Recovery value	Recovery value	0.0% - 1.2% / 0.8%	Increase
		Market comparable	Transaction price	$411.85	Increase
			Enterprise value/Sales multiple (EV/S)	1.2 - 10.2 / 5.2	Increase
			Discount rate	30.0% - 78.0% / 52.4%	Decrease
			Discount for lack of marketability	10.0% - 25.0% / 13.3%	Decrease
			Conversion ratio	3.0	Increase
			Proxy discount	21.3%	Decrease
			Premium rate	6.0% - 34.0% / 13.4%	Increase
			Liquidity preference	$14.90 - $45.76 / $37.31	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $422 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,072,052
Gross unrealized depreciation	(654,330)
Net unrealized appreciation (depreciation)	$5,417,722
Tax cost	$12,748,301

The Fund elected to defer to its next fiscal year $18,461 of ordinary losses recognized during the period January 1, 2018 to July 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $4,028 in these Subsidiaries, representing .02% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,685,859 and $4,444,095, respectively.

Unaffiliated Redemptions In-Kind. During the period, 41,188 shares of the Fund were redeemed in-kind for investments and cash with a value of $420,938. The net realized gain of $216,334 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind.

During the prior period, 6,067* shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $65,932. The Fund had a net realized gain of $35,542 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
OTC	$9,160.14
Class K	1,582.05
	$10,742

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $91 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$66,900	2.64%	$49

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,942. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,842, including $63 from securities loaned to FCM.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
OTC	$1

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $70.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
OTC	$854,604	$–
Class K	459,160	–
Total	$1,313,764	$–
From net realized gain
OTC	$–	$625,108
Class K	–	183,152
Total	$–	$808,260

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018(a)	Six months ended January 31, 2019	Year ended July 31, 2018
OTC
Shares sold	100,979	331,678	$1,196,560	$3,791,174
Reinvestment of distributions	69,503	57,393	812,956	601,211
Shares redeemed	(152,918)	(470,239)	(1,704,995)	(5,259,220)
Net increase (decrease)	17,564	(81,168)	$304,521	$(866,835)
Class K
Shares sold	40,250	342,672	$476,698	$3,868,013
Reinvestment of distributions	38,747	17,273	459,160	183,152
Shares redeemed	(95,955)(b)	(126,942)(c)	(1,046,801)(b)	(1,461,427)(c)
Net increase (decrease)	(16,958)	233,003	$(110,943)	$2,589,738

 (a) Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Redemption In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemption In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
OTC	.87%
Actual		$1,000.00	$933.50	$4.24
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class K	.77%
Actual		$1,000.00	$933.60	$3.75
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager changes in September 2017. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

OTC-SANN-0319
1.700332.121

Fidelity® Real Estate Income Fund Semi-Annual Report January 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Five Stocks as of January 31, 2019

% of fund's net assets
Equity Lifestyle Properties, Inc.	2.9
Apartment Investment & Management Co. Class A	2.7
Ventas, Inc.	2.5
American Tower Corp.	2.4
Acadia Realty Trust (SBI)	2.1
12.6

Top 5 Bonds as of January 31, 2019

% of fund's net assets
Kennedy-Wilson, Inc. 5.875% 4/1/24	0.8
Senior Housing Properties Trust 4.75% 5/1/24	0.8
RWT Holdings, Inc. 5.625% 11/15/19	0.7
PennyMac Corp. 5.375% 5/1/20	0.7
GS Mortgage Securities Trust Series 2016-REMZ Class MZB, 7.727% 2/10/21	0.6
3.6

Top Five REIT Sectors as of January 31, 2019

% of fund's net assets
REITs - Mortgage	16.8
REITs - Health Care	8.0
REITs - Diversified	7.3
REITs - Apartments	7.3
REITs - Management/Investment	3.9

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Common Stocks	31.2%
Bonds	34.0%
Convertible Securities	5.9%
Other Investments	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	7.1%

 * Foreign investments - 2.1%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 31.2%
	Shares	Value
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Wyndham Destinations, Inc.	271,200	$11,428,368
Wyndham Hotels & Resorts, Inc.	172,200	8,453,298
		19,881,666
FINANCIALS - 5.2%
Capital Markets - 1.1%
Brookfield Asset Management, Inc. Class A	699,500	30,099,874
Ellington Financial LLC (a)	1,635,484	27,050,905
		57,150,779
Insurance - 0.2%
FNF Group	348,900	12,616,224
Mortgage Real Estate Investment Trusts - 3.9%
Anworth Mortgage Asset Corp.	371,436	1,660,319
Chimera Investment Corp.	1,264,200	24,057,726
Dynex Capital, Inc.	2,492,312	15,003,718
Ellington Residential Mortgage REIT (b)	483,900	5,642,274
Great Ajax Corp. (a)	1,577,762	20,368,907
Hunt Companies Finance Trust, Inc. (b)	547,901	1,862,863
Invesco Mortgage Capital, Inc.	1,037,849	16,709,369
MFA Financial, Inc.	13,958,911	102,318,818
New Residential Investment Corp.	154,000	2,614,920
Redwood Trust, Inc.	1,145,252	18,472,915
Two Harbors Investment Corp.	312,270	4,556,019
		213,267,848

TOTAL FINANCIALS		283,034,851

REAL ESTATE - 25.6%
Equity Real Estate Investment Trusts (REITs) - 25.1%
Acadia Realty Trust (SBI)	3,989,304	114,612,704
American Homes 4 Rent Class A	191,822	4,241,184
American Tower Corp.	759,100	131,202,844
Apartment Investment & Management Co. Class A	2,952,296	146,197,698
AvalonBay Communities, Inc.	209,700	40,455,324
Boardwalk (REIT) (b)	296,100	9,043,337
Brixmor Property Group, Inc.	441,300	7,559,469
Cedar Realty Trust, Inc.	299,963	1,046,871
Colony Capital, Inc.	8,369,748	50,804,370
Crown Castle International Corp.	418,510	48,990,781
DDR Corp.	1,853,874	24,230,133
Equinix, Inc.	181,700	71,589,800
Equity Lifestyle Properties, Inc.	1,494,947	158,284,983
Equity Residential (SBI)	674,603	48,949,194
Extra Space Storage, Inc.	37,500	3,697,875
Healthcare Realty Trust, Inc.	431,300	13,926,677
Healthcare Trust of America, Inc.	1,158,860	32,934,801
Lexington Corporate Properties Trust	3,914,874	37,621,939
Mid-America Apartment Communities, Inc.	837,506	84,822,608
Monmouth Real Estate Investment Corp. Class A	80,641	1,108,007
Omega Healthcare Investors, Inc.	355,023	14,268,374
Outfront Media, Inc.	815,663	16,925,007
Public Storage	45,291	9,625,243
Sabra Health Care REIT, Inc.	2,676,275	54,970,689
Safety Income and Growth, Inc.	433,370	7,644,647
Senior Housing Properties Trust (SBI)	2,202,000	30,321,540
Spirit MTA REIT	120,120	939,338
Store Capital Corp.	837,600	27,071,232
Terreno Realty Corp.	448,628	18,097,654
UMH Properties, Inc.	257,800	3,616,934
Ventas, Inc.	2,068,886	133,422,458
VEREIT, Inc.	1,811,634	14,638,003
		1,362,861,718
Real Estate Management & Development - 0.5%
Colony NorthStar Credit Real Estate, Inc. (b)	1,254,071	20,955,526
Retail Value, Inc.	208,655	6,345,199
		27,300,725

TOTAL REAL ESTATE		1,390,162,443

TOTAL COMMON STOCKS
(Cost $1,397,156,673)		1,693,078,960

Preferred Stocks - 18.5%
Convertible Preferred Stocks - 1.4%
FINANCIALS - 0.4%
Mortgage Real Estate Investment Trusts - 0.4%
Great Ajax Corp. 7.25% (a)	362,000	8,782,120
ZAIS Financial Corp. 7.00%	404,700	10,376,508
		19,158,628
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	136,759	4,818,416
Braemar Hotels & Resorts, Inc. 5.50%	99,191	1,869,750
Equity Commonwealth 6.50%	31,237	825,257
iStar Financial, Inc. Series J, 4.50%	213,773	9,356,759
Lexington Corporate Properties Trust Series C, 6.50%	468,142	22,938,958
QTS Realty Trust, Inc. 6.50%	42,000	4,346,093
RLJ Lodging Trust Series A, 1.95%	31,935	814,981
Wheeler REIT, Inc. 8.75%	516,748	6,197,514
		51,167,728
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 7.012%	191,800	4,742,006
TOTAL REAL ESTATE		55,909,734

TOTAL CONVERTIBLE PREFERRED STOCKS		75,068,362

Nonconvertible Preferred Stocks - 17.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Global Partners LP 9.75%	150,000	3,732,750
FINANCIALS - 8.6%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,324,412
Mortgage Real Estate Investment Trusts - 8.3%
AG Mortgage Investment Trust, Inc.:
8.00%	618,287	15,840,513
8.25%	38,935	988,949
AGNC Investment Corp.:
Series B, 7.75%	427,100	10,741,565
Series C, 7.00%	361,900	9,174,165
Annaly Capital Management, Inc.:
Series C, 7.625%	190,417	4,853,729
Series D, 7.50%	606,176	15,427,179
Series F, 6.95%	1,250,552	31,588,944
Series G, 6.50%	720,300	17,171,952
Series H, 8.125%	248,636	6,367,071
Anworth Mortgage Asset Corp. Series A, 8.625%	238,275	6,144,802
Apollo Commercial Real Estate Finance, Inc. Series C, 8.00%	485,559	12,313,776
Arbor Realty Trust, Inc.:
Series A, 8.25%	189,089	4,860,646
Series B, 7.75%	240,000	6,105,960
Series C, 8.50%	100,000	2,561,830
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,798,327
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,115,197
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	246,500	6,151,506
Chimera Investment Corp.:
8.00% (c)	570,000	14,478,000
Series A, 8.00%	204,800	5,261,312
Series B, 8.00%	1,259,804	32,452,551
Series C, 7.75%	965,893	24,012,100
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,243,842
Series B, 7.625%	252,120	5,986,589
Exantas Capital Corp. 8.625%	168,316	4,207,900
Hunt Companies Finance Trust, Inc. Series A, 8.75%	86,727	2,172,511
Invesco Mortgage Capital, Inc.:
7.50%	1,344,215	32,395,582
Series A, 7.75%	123,342	3,077,383
Series B, 7.75%	856,479	21,908,733
MFA Financial, Inc.:
8.00%	538,930	13,785,829
Series B, 7.50%	616,232	15,492,072
New York Mortgage Trust, Inc.:
Series B, 7.75%	284,267	6,523,928
Series C, 7.875%	280,725	6,526,856
Series D, 8.00%	313,300	7,111,910
PennyMac Mortgage Investment Trust:
8.125%	401,029	10,125,982
Series B, 8.00%	627,849	15,708,782
Two Harbors Investment Corp.:
7.50%	496,667	11,905,108
7.75%	118,428	2,922,329
Series A, 8.125%	450,000	11,830,275
Series B, 7.625%	716,619	17,800,816
Series C, 7.25%	601,187	14,464,559
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,577,600
		452,178,660
Real Estate Management & Development - 0.2%
Brookfield Properties Corp. Series EE, 5.10%	494,100	8,348,126
TOTAL FINANCIALS		464,851,198
REAL ESTATE - 8.4%
Equity Real Estate Investment Trusts (REITs) - 8.4%
American Homes 4 Rent:
6.25%	100,030	2,464,739
Series D, 6.50%	280,000	6,731,200
Series E, 6.35%	245,614	5,676,140
Series F, 5.875%	250,809	5,763,591
Series G, 5.875%	202,000	4,456,120
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	11,770	285,187
Series F, 7.375%	273,100	5,655,901
Series G, 7.375%	147,018	3,155,006
Series H, 7.50%	193,740	4,175,097
Series I, 7.50%	230,865	4,813,535
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,427,366
Series C, 7.625%	146,969	3,703,619
Series D, 7.125%	170,000	3,954,200
Braemar Hotels & Resorts, Inc. Series D, 8.25%	173,480	4,232,895
Brookfield Property REIT, Inc. 6.375%	190,963	4,468,534
Cedar Realty Trust, Inc.:
Series B, 7.25%	97,922	2,329,564
Series C, 6.50%	294,900	5,896,526
City Office REIT, Inc. Series A, 6.625%	180,500	3,875,335
Colony Capital, Inc.:
Series B, 8.25%	207,961	5,251,015
Series E, 8.75%	505,002	12,953,301
Series G, 7.50%	221,282	4,916,067
Series H, 7.125%	732,865	15,316,879
Series I, 7.15%	834,142	17,642,103
Series J, 7.15%	960,643	20,192,716
DDR Corp.:
Series J, 6.50%	340,721	8,466,917
Series K, 6.25%	228,888	5,543,667
Digital Realty Trust, Inc.:
Series C, 6.625%	84,000	2,175,600
Series G, 5.875%	40,444	1,021,211
Series H, 7.375%	50,000	1,260,500
Farmland Partners, Inc. Series B, 6.00%	630,200	14,992,458
Gladstone Commercial Corp. Series D, 7.00%	538,800	13,588,536
Gladstone Land Corp. Series A, 6.375%	64,000	1,640,326
Global Medical REIT, Inc. Series A, 7.50%	135,100	3,350,480
Global Net Lease, Inc. Series A, 7.25%	528,520	12,557,635
Government Properties Income Trust 5.875%	202,500	4,766,850
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,145,000
Series D, 6.50%	200,000	4,326,000
Investors Real Estate Trust Series C, 6.625%	320,900	7,733,690
iStar Financial, Inc.:
Series D, 8.00%	210,570	5,335,844
Series G, 7.65%	239,548	5,557,514
Series I, 7.50%	161,269	3,828,526
Jernigan Capital, Inc. Series B, 7.00%	140,225	3,309,310
Monmouth Real Estate Investment Corp. Series C, 6.125%	225,900	5,313,168
National Retail Properties, Inc. Series E, 5.70%	301,404	7,580,311
National Storage Affiliates Trust Series A, 6.00%	67,600	1,654,172
Pebblebrook Hotel Trust:
6.30%	240,000	6,112,800
6.375%	354,698	9,222,148
Series C, 6.50%	204,321	5,210,186
Series D, 6.375%	350,000	8,953,000
Pennsylvania (REIT):
Series B, 7.375%	100,510	2,041,358
Series C, 7.20%	51,000	977,665
Series D, 6.875%	151,800	2,890,272
Plymouth Industrial REIT, Inc. Series A, 7.50%	169,400	4,107,950
Prologis, Inc. Series Q, 8.54% (d)	94,446	5,679,038
Public Storage:
Series F, 5.15%	173,400	3,991,668
Series Y, 6.375%	102,224	2,597,512
QTS Realty Trust, Inc. Series A, 7.125%	30,000	765,000
RAIT Financial Trust 7.625%	224,590	4,044,866
Rexford Industrial Realty, Inc.:
Series A, 5.875%	135,000	3,122,550
Series B, 5.875%	79,500	1,866,660
Saul Centers, Inc.:
Series C, 6.875%	183,479	4,711,741
Series D, 6.125%	83,700	1,918,404
Sotherly Hotels, Inc.:
Series B, 8.00%	68,000	1,631,320
Series C, 7.875%	108,200	2,548,781
Spirit Realty Capital, Inc. Series A, 6.00%	95,200	2,163,896
Stag Industrial, Inc. Series C, 6.875%	83,000	2,141,400
Summit Hotel Properties, Inc.:
Series D, 6.45%	210,000	4,991,700
Series E, 6.25%	190,000	3,990,000
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,098,300
Series F, 6.45%	84,000	2,010,960
Taubman Centers, Inc. Series K, 6.25%	157,322	3,917,931
UMH Properties, Inc.:
Series B, 8.00%	319,604	8,344,860
Series C, 6.75%	341,140	8,374,987
Series D, 6.375%	93,800	2,180,850
Urstadt Biddle Properties, Inc.:
Series G, 6.75%	160,000	4,016,000
Series H, 6.25%	284,500	6,845,070
VEREIT, Inc. Series F, 6.70%	1,959,376	49,317,494
Washington Prime Group, Inc.:
Series H, 7.50%	198,527	3,226,064
Series I, 6.875%	298,115	4,702,108
		455,198,890
Real Estate Management & Development - 0.0%
Landmark Infrastructure Partners LP Series B, 7.90%	117,700	2,797,729
TOTAL REAL ESTATE		457,996,619
UTILITIES - 0.0%
Multi-Utilities - 0.0%
Brookfield Infrastructure Partners LP Series 5, 5.35%	169,300	3,160,645

TOTAL NONCONVERTIBLE PREFERRED STOCKS		929,741,212

TOTAL PREFERRED STOCKS
(Cost $1,023,113,930)		1,004,809,574
	Principal Amount	Value

Corporate Bonds - 19.3%
Convertible Bonds - 4.5%
FINANCIALS - 4.5%
Diversified Financial Services - 0.2%
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (e)	6,770,000	6,852,391
6.375% 10/1/23	6,800,000	6,888,339
		13,740,730
Mortgage Real Estate Investment Trusts - 4.3%
Apollo Commercial Real Estate Finance, Inc. 5.375% 10/15/23	1,700,000	1,653,250
Arbor Realty Trust, Inc. 5.25% 7/1/21 (e)	6,710,000	6,726,775
Blackstone Mortgage Trust, Inc.:
4.375% 5/5/22	16,780,000	16,653,462
4.75% 3/15/23	3,900,000	3,858,504
Colony Financial, Inc.:
3.875% 1/15/21	19,280,000	18,248,520
5% 4/15/23	26,083,000	24,004,472
Exantas Capital Corp. 8% 1/15/20	13,890,000	14,306,700
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23 (e)	8,100,000	8,044,766
PennyMac Corp. 5.375% 5/1/20	35,606,000	35,209,136
Redwood Trust, Inc.:
4.75% 8/15/23	5,550,000	5,196,665
5.625% 7/15/24	21,070,000	20,742,909
RWT Holdings, Inc. 5.625% 11/15/19	36,880,000	36,996,983
Starwood Property Trust, Inc. 4.375% 4/1/23	11,080,000	10,977,122
Two Harbors Investment Corp. 6.25% 1/15/22	4,380,000	4,395,475
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	25,381,000	24,096,747
		231,111,486
TOTAL FINANCIALS		244,852,216
Nonconvertible Bonds - 14.8%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,314,625
CONSUMER DISCRETIONARY - 3.8%
Hotels, Restaurants & Leisure - 0.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (e)	11,040,000	10,914,144
FelCor Lodging LP 6% 6/1/25	2,025,000	2,080,688
Marriott Ownership Resorts, Inc. 6.5% 9/15/26 (e)	4,000,000	4,050,000
Times Square Hotel Trust 8.528% 8/1/26 (e)	6,198,574	7,130,415
		24,175,247
Household Durables - 3.4%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (e)	19,042,000	16,994,985
6.875% 2/15/21 (e)	15,709,000	15,277,003
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	10,165,000	8,640,250
6.75% 3/15/25	5,850,000	5,235,750
8.75% 3/15/22	5,840,000	6,105,720
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (e)	5,495,000	5,385,100
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (e)	5,580,000	5,231,250
6.5% 12/15/20 (e)	12,085,000	12,145,425
KB Home 8% 3/15/20	8,465,000	8,814,181
LGI Homes, Inc. 6.875% 7/15/26 (e)	16,190,000	15,582,875
M/I Homes, Inc.:
5.625% 8/1/25	7,965,000	7,287,975
6.75% 1/15/21	3,803,000	3,841,030
Meritage Homes Corp.:
5.125% 6/6/27	5,035,000	4,517,301
6% 6/1/25	4,000,000	3,960,000
7% 4/1/22	7,525,000	7,910,656
7.15% 4/15/20	7,060,000	7,307,100
New Home Co. LLC 7.25% 4/1/22	14,325,000	13,143,188
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (e)	4,100,000	4,059,000
TRI Pointe Homes, Inc.:
5.25% 6/1/27	7,615,000	6,586,975
5.875% 6/15/24	12,620,000	12,162,525
William Lyon Homes, Inc.:
5.875% 1/31/25	6,135,000	5,398,800
7% 8/15/22	8,180,000	8,159,550
		183,746,639
TOTAL CONSUMER DISCRETIONARY		207,921,886
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.8%
Ahold Lease U.S.A., Inc. 7.82% 1/2/20	2,222	2,235
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	17,225,000	16,126,906
6.625% 6/15/24	8,225,000	8,101,625
C&S Group Enterprises LLC 5.375% 7/15/22 (e)	9,705,000	9,559,425
Cumberland Farms, Inc. 6.75% 5/1/25 (e)	2,075,000	2,106,125
New Albertsons, Inc. 8.7% 5/1/30	5,080,000	4,705,960
		40,602,276
FINANCIALS - 0.8%
Capital Markets - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24	3,610,000	3,637,075
Diversified Financial Services - 0.6%
Brixmor Operating Partnership LP:
3.65% 6/15/24	6,000,000	5,849,510
3.85% 2/1/25	8,384,000	8,152,824
Five Point Operation Co. LP 7.875% 11/15/25 (e)	15,762,000	15,131,520
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,708,005
6.25% 2/1/22	1,695,000	1,739,494
		34,581,353
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 4.75% 3/15/25	4,235,000	4,033,838
TOTAL FINANCIALS		42,252,266
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	5,675,000	5,646,625
5.5% 2/1/21	12,305,000	12,428,050
		18,074,675
INDUSTRIALS - 0.2%
Building Products - 0.2%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (e)	10,610,000	9,840,775
REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 6.2%
American Homes 4 Rent 4.9% 2/15/29	1,000,000	1,001,497
ARC Properties Operating Partnership LP 4.6% 2/6/24	10,480,000	10,618,497
Care Capital Properties LP 5.125% 8/15/26	20,493,000	19,254,370
CBL & Associates LP:
4.6% 10/15/24	26,758,000	20,603,660
5.25% 12/1/23	11,500,000	9,660,000
5.95% 12/15/26	10,434,000	8,295,030
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	7,577,000	7,387,575
DDR Corp.:
3.625% 2/1/25	5,551,000	5,358,566
4.625% 7/15/22	658,000	677,066
Equinix, Inc. 5.375% 5/15/27	6,620,000	6,636,550
HCP, Inc.:
4% 6/1/25	1,000,000	993,757
4.25% 11/15/23	1,707,000	1,732,764
Healthcare Realty Trust, Inc. 3.75% 4/15/23	966,000	955,488
Healthcare Trust of America Holdings LP 3.75% 7/1/27	8,395,000	8,075,215
Hospitality Properties Trust 5% 8/15/22	3,177,000	3,240,406
iStar Financial, Inc.:
4.625% 9/15/20	6,755,000	6,721,225
5% 7/1/19	11,811,000	11,825,764
5.25% 9/15/22	4,220,000	4,154,590
6% 4/1/22	8,375,000	8,354,063
Lexington Corporate Properties Trust 4.4% 6/15/24	2,180,000	2,176,289
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	9,555,000	9,301,793
5.25% 8/1/26	7,700,000	7,738,500
6.375% 3/1/24	4,000,000	4,180,000
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,303,000	3,313,910
4.5% 4/1/27	2,462,000	2,400,651
4.75% 1/15/28	12,204,000	12,104,749
4.95% 4/1/24	2,898,000	2,962,925
Regency Centers LP 3.6% 2/1/27	2,558,000	2,460,163
SBA Communications Corp. 4% 10/1/22	5,535,000	5,465,813
Select Income REIT:
4.15% 2/1/22	11,170,000	11,035,166
4.25% 5/15/24	5,030,000	4,761,908
4.5% 2/1/25	21,294,000	20,123,391
Senior Housing Properties Trust:
3.25% 5/1/19	7,382,000	7,357,124
4.75% 5/1/24	44,895,000	43,546,748
4.75% 2/15/28	1,000,000	896,973
6.75% 4/15/20	13,624,000	13,822,442
6.75% 12/15/21	8,000,000	8,377,035
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	11,127,652
WP Carey, Inc.:
4% 2/1/25	6,985,000	6,882,757
4.25% 10/1/26	7,242,000	7,143,305
4.6% 4/1/24	11,323,000	11,584,438
		334,309,815
Real Estate Management & Development - 2.7%
Greystar Real Estate Partners 5.75% 12/1/25 (e)	9,625,000	9,588,906
Howard Hughes Corp. 5.375% 3/15/25 (e)	29,482,000	29,324,271
Kennedy-Wilson, Inc. 5.875% 4/1/24	45,515,000	44,504,567
Mattamy Group Corp.:
6.5% 10/1/25 (e)	16,715,000	15,503,163
6.875% 12/15/23 (e)	7,990,000	7,769,476
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,653,075
4.3% 10/15/23	2,203,000	2,253,989
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (e)	2,803,000	2,806,504
5.625% 3/1/24 (e)	9,935,000	9,661,788
Washington Prime Group LP 5.95% 8/15/24	27,489,000	24,925,099
		147,990,838
TOTAL REAL ESTATE		482,300,653

TOTAL NONCONVERTIBLE BONDS		802,307,156

TOTAL CORPORATE BONDS
(Cost $1,068,869,638)		1,047,159,372

Asset-Backed Securities - 2.3%
American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (e)	3,000,000	3,272,267
Series 2014-SFR3 Class E, 6.418% 12/17/36 (e)	9,025,000	9,962,968
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (e)	1,999,310	2,133,993
Class F, 5.885% 4/17/52 (e)	2,000,000	2,097,464
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (e)	8,259,000	8,990,027
Class XS, 0% 10/17/45 (d)(e)(f)(g)	4,725,776	47
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1 month U.S. LIBOR + 1.500% 4.006% 3/20/50 (d)(e)(f)(h)	2,250,000	225
Colony Starwood Homes Series 2016-2A Class F, 1 month U.S. LIBOR + 4.150% 6.6589% 12/17/33 (e)(f)(h)	935,865	935,857
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	435,498	401,831
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	1,526,402	1,547,096
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (f)	849,841	857,883
Series 1997-3 Class M1, 7.53% 3/15/28	5,688,843	5,677,185
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.539% 6.0465% 7/17/34 (e)(f)(h)	6,318,500	6,322,243
Home Partners of America Trust:
Series 2016-2 Class F, 1 month U.S. LIBOR + 4.700% 7.2075% 10/17/33 (e)(f)(h)	3,393,000	3,392,969
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.8575% 7/17/37 (e)(f)(h)	3,896,000	3,841,918
Invitation Homes Trust:
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 3.000% 5.5075% 12/17/36 (e)(f)(h)	8,442,000	8,463,373
Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.7589% 6/17/37 (e)(f)(h)	3,000,000	2,958,673
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	741,651	518,391
Merit Securities Corp. Series 13 Class M1, 7.9465% 12/28/33 (f)	1,701,302	1,766,414
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (e)	2,940,000	3,013,345
Series 2017-SFR1 Class F, 5.35% 8/17/34 (e)	3,073,000	3,107,006
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (e)(h)	2,568,000	2,547,093
Series 2018-SFR2 Class F, 4.953% 8/17/35 (e)	3,402,000	3,384,598
Series 2018-SFR3 Class F, 5.368% 10/17/35 (e)	3,412,000	3,445,755
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 5.1089% 1/17/35 (e)(f)(h)	5,906,000	5,873,974
Class F, 1 month U.S. LIBOR + 3.400% 5.9089% 1/17/35 (e)(f)(h)	12,671,000	12,761,643
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3 month U.S. LIBOR + 2.650% 5.2315% 2/5/36 (d)(e)(f)(h)	4,468,631	335
Tricon American Homes:
Series 2017-SFR1 Class F, 5.151% 9/17/34 (e)	8,442,000	8,486,221
Series 2017-SFR2 Class F, 5.104% 1/17/36 (e)	3,785,000	3,801,817
Series 2018-SFR1 Class F, 4.96% 5/17/37 (e)	1,000,000	990,232
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (e)	2,544,000	2,588,336
VB-S1 Issuer LLC:
Series 2016-1A Class F, 6.901% 6/15/46 (e)	7,797,000	8,034,052
Series 2018-1A Class F, 5.25% 2/15/48 (e)	1,354,000	1,308,307
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 3 month U.S. LIBOR + 1.950% 4.5958% 11/21/40 (d)(e)(f)(h)	250,000	248,915
TOTAL ASSET-BACKED SECURITIES
(Cost $125,000,866)		122,732,453

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.3639% 12/25/46 (e)(f)	4,500,000	4,582,585
Series 2010-K7 Class B, 5.5005% 4/25/20 (e)(f)	3,200,000	3,278,915
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 1 month U.S. LIBOR + 11.950% 14.4655% 6/10/35 (e)(f)(h)	44,315	19,447

TOTAL PRIVATE SPONSOR		7,880,947

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 4.0555% 2/25/42 (e)(f)	48,047	16,665
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.9885% 6/25/43 (e)(f)	82,688	33,697

TOTAL U.S. GOVERNMENT AGENCY		50,362

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,781,475)		7,931,309

Commercial Mortgage Securities - 16.7%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (e)	2,000,000	2,123,859
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (e)	3,349,000	2,804,455
Series 2018-BN12 Class D, 3% 5/15/61 (e)	1,701,000	1,376,760
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.2844% 9/10/28 (e)(f)	8,413,000	8,112,647
Class F, 4.2844% 9/10/28 (e)(f)	4,074,000	3,801,660
BX Trust:
floater Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 4.5589% 11/15/35 (e)(f)(h)	1,685,485	1,670,690
Class H, 1 month U.S. LIBOR + 3.000% 5.5089% 11/15/35 (e)(f)(h)	8,953,640	8,858,245
Series 2017-IMC Class F, 1 month U.S. LIBOR + 4.250% 6.7589% 10/15/32 (e)(f)(h)	12,691,000	12,639,925
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 5.75% 12/15/37 (e)(f)(h)	5,979,000	5,979,000
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.4883% 4/10/29 (e)(f)	4,536,000	4,559,459
Class F, 5.4883% 4/10/29 (e)(f)	9,710,000	9,471,920
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (e)	3,391,000	2,843,039
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 5.7589% 7/15/30 (e)(f)(h)	6,200,000	6,190,164
Class E, 1 month U.S. LIBOR + 3.872% 6.3804% 7/15/30 (e)(f)(h)	6,741,000	6,703,404
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2167% 9/10/46 (e)(f)	5,254,000	5,241,722
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.8589% 7/15/27 (e)(f)(h)	2,933,000	2,929,676
Series 2016-C3 Class D, 3% 11/15/49 (e)	7,089,000	5,657,850
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 5.5589% 9/15/33 (e)(f)(h)	4,265,000	4,227,077
Class G, 1 month U.S. LIBOR + 5.056% 7.5652% 9/15/33 (e)(f)(h)	4,265,000	4,018,682
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (e)	7,300,000	5,864,948
Series 2012-CR1:
Class C, 5.3207% 5/15/45 (f)	1,000,000	1,028,379
Class D, 5.3207% 5/15/45 (e)(f)	5,550,000	5,553,977
Class G, 2.462% 5/15/45 (e)	6,346,000	4,802,923
Series 2012-CR5 Class D, 4.3202% 12/10/45 (e)(f)	2,000,000	1,978,976
Series 2012-LC4:
Class C, 5.5388% 12/10/44 (f)	2,000,000	2,068,879
Class D, 5.5388% 12/10/44 (e)(f)	11,675,000	10,700,216
Series 2013-CCRE6 Class E, 4.0838% 3/10/46 (e)(f)	882,000	758,973
Series 2013-CR10 Class D, 4.7925% 8/10/46 (e)(f)	4,544,000	4,387,892
Series 2013-CR12 Class D, 5.0858% 10/10/46 (e)(f)	4,500,000	3,987,365
Series 2013-CR6 Class F, 4.0838% 3/10/46 (e)(f)	8,038,000	5,768,933
Series 2013-LC6 Class D, 4.2632% 1/10/46 (e)(f)	8,301,000	8,118,229
Series 2014-CR17 Class E, 4.8017% 5/10/47 (e)(f)	3,098,000	2,805,942
Series 2014-UBS2 Class D, 5.002% 3/10/47 (e)(f)	3,713,000	3,338,022
Series 2016-CD1 Class D, 2.7691% 8/10/49 (e)(f)	9,452,000	7,773,798
Series 2017-CD4 Class D, 3.3% 5/10/50 (e)	2,800,000	2,344,346
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (e)	2,800,000	2,403,934
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.8315% 8/15/45 (e)(f)	4,500,000	4,441,137
Class E, 4.8315% 8/15/45 (e)(f)	8,000,000	7,705,461
Core Industrial Trust:
Series 2015-TEXW Class F, 3.8487% 2/10/34 (e)(f)	13,083,000	12,829,378
Series 2015-WEST Class F, 4.2268% 2/10/37 (e)(f)	12,745,000	12,234,206
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.47% 6/15/50 (e)	4,346,000	3,876,696
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (e)(f)	7,210,000	6,990,086
Series 2017-CX9 Class D, 4.1572% 9/15/50 (e)(f)	2,568,000	2,297,367
CSMC Trust Series 2016-MFF Class F, 1 month U.S. LIBOR + 7.250% 9.7589% 11/15/33 (e)(f)(h)	6,300,000	6,281,854
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (e)(f)	1,000,000	971,507
Class E, 4.9345% 1/10/34 (e)(f)	10,853,000	10,204,211
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.6982% 11/10/46 (e)(f)	14,031,000	14,417,160
Class G, 4.652% 11/10/46 (e)	12,360,000	11,327,536
Series 2011-LC3A Class D, 5.3379% 8/10/44 (e)(f)	3,945,000	4,070,229
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.5726% 12/25/43 (f)(g)	12,206,096	555,729
Series K012 Class X3, 2.2521% 1/25/41 (f)(g)	20,724,835	864,070
Series K013 Class X3, 2.8142% 1/25/43 (f)(g)	14,360,000	759,110
Series KAIV Class X2, 3.6147% 6/25/41 (f)(g)	7,430,000	566,725
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.3822% 12/15/34 (e)(f)	4,364,000	4,297,841
Class FFX, 3.3822% 12/15/34 (e)(f)	14,402,000	14,092,201
Class GFX, 3.3822% 12/15/34 (e)(f)	24,194,000	23,640,052
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.453% 11/21/35 (e)(f)(h)	2,500,000	2,479,760
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 5.1089% 7/15/35 (e)(f)(h)	3,808,000	3,679,292
Series 2010-C2 Class D, 5.1812% 12/10/43 (e)(f)	3,000,000	3,081,004
Series 2011-GC5:
Class C, 5.3909% 8/10/44 (e)(f)	9,000,000	9,116,233
Class D, 5.3909% 8/10/44 (e)(f)	9,559,000	9,406,523
Class E, 5.3909% 8/10/44 (e)(f)	8,230,000	7,162,302
Class F, 4.5% 8/10/44 (e)	7,986,000	4,743,884
Series 2012-GC6:
Class C, 5.6517% 1/10/45 (e)(f)	3,600,000	3,739,019
Class D, 5.6517% 1/10/45 (e)(f)	6,665,000	6,647,056
Class E, 5% 1/10/45 (e)(f)	4,516,000	4,004,271
Series 2012-GCJ7:
Class C, 5.7033% 5/10/45 (f)	6,500,000	6,729,063
Class D, 5.7033% 5/10/45 (e)(f)	10,192,000	9,681,407
Class E, 5% 5/10/45 (e)	3,837,320	2,615,122
Series 2012-GCJ9:
Class D, 4.7465% 11/10/45 (e)(f)	5,565,000	5,530,233
Class E, 4.7465% 11/10/45 (e)(f)	1,930,000	1,764,360
Series 2013-GC14 Class D, 4.7498% 8/10/46 (e)(f)	1,680,000	1,615,724
Series 2013-GC16:
Class D, 5.3106% 11/10/46 (e)(f)	3,750,000	3,808,354
Class F, 3.5% 11/10/46 (e)	7,303,000	5,450,113
Series 2016-GS3 Class D, 2.62% 10/10/49 (e)	3,398,000	2,657,716
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (e)	29,826,000	29,852,429
Series 2016-RENT:
Class E, 4.0667% 2/10/29 (e)(f)	4,340,000	4,270,961
Class F, 4.0667% 2/10/29 (e)(f)	15,890,000	15,354,871
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (e)(f)	8,440,000	7,719,459
Series 2016-SFP Class F, 6.1552% 11/5/35 (e)	8,707,000	8,905,116
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (e)(f)	9,317,000	8,716,807
Class FFL, 1 month U.S. LIBOR + 2.850% 5.3589% 6/15/34 (e)(f)(h)	3,909,000	3,860,578
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (e)	2,896,000	2,898,544
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.7575% 7/17/37 (e)(f)(h)	8,405,000	8,287,494
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 4.7075% 1/17/38 (e)(f)(h)	3,410,000	3,339,337
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2018-LAQ Class E, 1 month U.S. LIBOR + 3.000% 5.5089% 6/15/35 (e)(f)(h)	1,680,000	1,665,576
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (e)	8,738,000	7,312,282
Series 2014-C26 Class D, 3.9215% 1/15/48 (e)(f)	3,398,000	3,065,309
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4424% 12/15/49 (e)(f)	10,241,000	8,614,399
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0933% 12/15/49 (e)(f)	7,388,000	6,019,621
Series 2018-C8 Class D, 3.2455% 6/15/51 (e)(f)	1,698,000	1,406,752
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class C, 5.1909% 6/15/45 (f)	4,530,000	4,618,976
Class E, 5.1909% 6/15/45 (e)(f)	5,640,000	5,259,593
Class F, 4% 6/15/45 (e)	8,192,000	6,542,147
Class G 4% 6/15/45 (e)	4,044,000	2,196,170
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.6604% 2/15/46 (e)(f)	13,930,000	13,745,943
Class G, 4.409% 2/15/46 (e)(f)	4,671,000	3,961,803
Class H, 4.409% 2/15/46 (e)(f)	7,077,000	5,472,120
Series 2011-C4 Class F, 3.873% 7/15/46 (e)	1,400,000	1,379,744
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)	848,000	839,103
Class D, 4.1687% 4/15/46 (f)	7,672,000	6,617,885
Class E, 3.25% 4/15/46 (e)(f)	472,000	346,047
Class F, 3.25% 4/15/46 (e)(f)	2,518,000	1,566,445
Series 2014-DSTY Class E, 3.8046% 6/10/27 (e)(f)	8,161,000	2,528,024
Series 2015-UES Class F, 3.621% 9/5/32 (e)(f)	6,896,000	6,700,138
Series 2018-AON Class F, 4.6132% 7/5/31 (e)	5,096,000	4,907,662
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (e)	60,862	59,883
Kref Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 5.0589% 6/15/36 (e)(f)(h)	2,560,000	2,525,737
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.5939% 1/20/41 (e)(f)	3,000,000	2,985,332
Class E, 5.5939% 1/20/41 (e)(f)	4,800,000	4,501,920
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.6763% 5/12/39 (f)	2,010,358	2,019,798
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.6854% 8/15/45 (e)(f)	3,889,000	3,889,533
Series 2012-C6 Class D, 4.6103% 11/15/45 (e)(f)	2,000,000	2,023,467
Series 2013-C12 Class D, 4.766% 10/15/46 (e)(f)	7,164,000	6,982,334
Series 2013-C13:
Class D, 4.9091% 11/15/46 (e)(f)	5,277,000	5,306,882
Class E, 4.9091% 11/15/46 (e)(f)	3,379,000	2,943,215
Series 2013-C7:
Class D, 4.2233% 2/15/46 (e)(f)	5,650,000	5,180,893
Class E, 4.2233% 2/15/46 (e)(f)	1,000,000	804,985
Series 2013-C9:
Class C, 4.0379% 5/15/46 (f)	3,339,000	3,310,727
Class D, 4.1259% 5/15/46 (e)(f)	5,137,000	4,851,464
Series 2016-C30 Class D, 3% 9/15/49 (e)	5,408,000	4,450,255
Series 2016-C31 Class D, 3% 11/15/49 (e)(f)	1,500,000	1,183,445
Series 2016-C32 Class D, 3.396% 12/15/49 (e)	5,929,000	4,927,566
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (e)	389,832	337,612
Series 2011-C2:
Class D, 5.4847% 6/15/44 (e)(f)	5,387,000	5,411,099
Class E, 5.4847% 6/15/44 (e)(f)	12,150,000	11,757,777
Class F, 5.4847% 6/15/44 (e)(f)	4,440,000	3,841,655
Class XB, 0.5352% 6/15/44 (e)(f)(g)	63,708,222	742,774
Series 2011-C3:
Class D, 5.1539% 7/15/49 (e)(f)	7,400,000	7,616,831
Class E, 5.1539% 7/15/49 (e)(f)	3,495,000	3,479,430
Class F, 5.1539% 7/15/49 (e)(f)	5,688,050	5,587,323
Class G, 5.1539% 7/15/49 (e)(f)	4,985,000	4,449,397
Series 2012-C4 Class D, 5.4199% 3/15/45 (e)(f)	6,310,000	6,078,145
Series 2015-MS1 Class D, 4.0306% 5/15/48 (e)(f)	10,956,000	9,992,701
Series 2015-UBS8 Class D, 3.18% 12/15/48 (e)	5,013,000	4,188,747
Series 2016-BNK2 Class C, 3% 11/15/49 (e)	3,000,000	2,491,828
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 9.4354% 8/15/19 (e)(f)(h)	7,510,773	7,582,074
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.7589% 8/15/34 (e)(f)(h)	12,868,114	12,851,882
MSCCG Trust floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 4.6589% 10/15/37 (e)(f)(h)	5,118,000	5,047,455
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (e)	10,105,650	10,135,082
Class E, 6.8087% 11/15/34 (e)	9,659,400	9,266,683
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (e)(f)	1,500,000	1,413,156
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 5.206% 6/15/35 (e)(f)(h)	1,743,000	1,739,730
Class WAN2, 1 month U.S. LIBOR + 3.750% 6.206% 6/15/35 (e)(f)(h)	651,000	644,240
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)	4,042,488	4,720,294
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4816% 8/15/39 (f)	104,488	104,642
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5437% 5/10/45 (e)(f)	3,235,000	3,209,267
Class E, 5% 5/10/45 (e)(f)	6,339,000	5,641,179
Class F, 5% 5/10/45 (e)(f)	2,221,350	1,642,667
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0506% 1/10/45 (e)(f)	3,000,000	3,195,351
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.7627% 10/15/45 (e)(f)	12,964,000	12,826,758
Class E, 4.7627% 10/15/45 (e)(f)	8,441,000	8,265,989
Series 2016-BNK1 Class D, 3% 8/15/49 (e)	6,979,000	5,776,278
Series 2016-C35 Class D, 3.142% 7/15/48 (e)	18,542,000	15,193,953
Series 2016-NXS6 Class D, 3.059% 11/15/49 (e)	5,094,000	4,193,245
Series 2017-C38 Class D, 3% 7/15/50 (e)(f)	4,373,000	3,504,500
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44	4,000,000	2,491,760
Series 2011-C3:
Class C, 5.335% 3/15/44 (e)	4,900,000	5,005,867
Class D, 5.6828% 3/15/44 (e)(f)	1,000,000	892,631
Class E, 5% 3/15/44 (e)	3,000,000	1,597,139
Series 2011-C5:
Class E, 5.6723% 11/15/44 (e)(f)	3,807,000	3,830,772
Class F, 5.25% 11/15/44 (e)(f)	3,000,000	2,699,978
Class G, 5.25% 11/15/44 (e)(f)	2,000,000	1,695,464
Series 2012-C7:
Class D, 4.821% 6/15/45 (e)(f)	2,380,000	2,196,068
Class F, 4.5% 6/15/45 (e)	2,000,000	1,309,320
Series 2012-C8 Class E, 4.8925% 8/15/45 (e)(f)	2,922,500	2,855,693
Series 2013-C11:
Class D, 4.2653% 3/15/45 (e)(f)	5,830,000	5,628,223
Class E, 4.2653% 3/15/45 (e)(f)	4,780,000	4,250,421
Series 2013-C13 Class D, 4.1327% 5/15/45 (e)(f)	4,000,000	3,820,581
Series 2013-C16 Class D, 5.0374% 9/15/46 (e)(f)	3,728,000	3,516,512
Series 2013-UBS1 Class D, 4.742% 3/15/46 (e)(f)	4,589,000	4,479,067
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 1 month U.S. LIBOR + 3.720% 6.2292% 11/15/29 (e)(f)(h)	5,152,378	5,121,169
Class G, 1 month U.S. LIBOR + 3.020% 5.5289% 11/15/29 (e)(f)(h)	8,859,793	8,737,456
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (e)(f)	6,725,000	5,446,514
Class PR2, 3.516% 6/5/35 (e)(f)	2,541,000	1,907,381
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $882,191,325)		905,560,489

Bank Loan Obligations - 4.7%
COMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.5% 4/11/25 (f)(h)	13,600,927	13,340,197
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.7%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2489% 12/22/24 (f)(h)	5,051,893	4,976,771
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.4989% 8/30/23 (f)(h)	13,434,720	13,176,102
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.4566% 6/10/22 (f)(h)	4,240,779	4,173,393
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7489% 8/31/25 (f)(h)	4,055,000	4,022,073
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.25% 4/27/24 (f)(h)	6,268,988	6,041,737
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7489% 5/31/25 (f)(h)	6,310,210	6,223,444
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.2489% 5/30/25 (f)(h)	997,500	979,864
		39,593,384
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.956% 6/23/23 (f)(h)	12,197,961	10,535,989

TOTAL CONSUMER DISCRETIONARY		50,129,373

CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.5%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.6912% 6/22/23 (f)(h)	17,062,641	16,785,373
3 month U.S. LIBOR + 3.000% 5.8216% 12/21/22 (f)(h)	11,441,528	11,272,765
		28,058,138
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.75% 6/1/25 (f)(h)	5,973,741	5,914,003
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.553% 12/19/20 (f)(h)	21,852,376	21,324,204
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.2489% 10/2/23 (f)(h)	5,254,768	5,118,459
		26,442,663

TOTAL ENERGY		32,356,666

FINANCIALS - 0.3%
Diversified Financial Services - 0.2%
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (d)(f)	9,171,000	9,548,845
Real Estate Management & Development - 0.0%
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.4139% 3/23/25 (f)(h)	2,560,000	2,517,197
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.519% 12/5/20 (f)(h)	3,180,932	3,133,218

TOTAL FINANCIALS		15,199,260

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.9566% 1/27/21 (f)(h)	6,701,760	6,583,072
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4989% 2/27/25 (f)(h)	4,530,856	4,406,258
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.9989% 12/20/24 (f)(h)	3,276,330	3,262,668
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 4.219% 2/6/22 (d)(f)(h)	15,000,000	14,550,000
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2579% 6/28/23 (f)(h)	12,541,975	12,400,878
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.5% 3/23/24 (f)(h)	2,977,273	2,892,599
		29,843,477
Real Estate Management & Development - 0.7%
Capital Automotive LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 5% 3/24/24 (f)(h)	3,080,736	2,992,164
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7489% 8/21/25 (f)(h)	25,425,550	24,910,683
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7575% 2/8/25 (f)(h)	3,979,900	3,870,452
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.503% 12/22/24 (f)(h)	8,515,000	8,352,704
		40,126,003

TOTAL REAL ESTATE		69,969,480

UTILITIES - 0.6%
Electric Utilities - 0.2%
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2489% 1/30/24 (f)(h)	10,605,449	10,185,686
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2489% 1/30/24 (f)(h)	584,685	561,543
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6% 12/2/21 (f)(h)	1,288,564	1,232,730
		11,979,959
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2489% 4/13/23 (f)(h)	7,637,426	7,580,145
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 9.803% 10/18/22 (f)(h)	14,409,844	13,797,426
		21,377,571

TOTAL UTILITIES		33,357,530

TOTAL BANK LOAN OBLIGATIONS
(Cost $261,064,410)		256,662,642

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, (d)(e)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)(e)	500,000	27,989
TOTAL PREFERRED SECURITIES
(Cost $1,297,768)		28,111
	Shares	Value

Money Market Funds - 7.1%
Fidelity Cash Central Fund, 2.43% (i)	373,119,969	373,194,593
Fidelity Securities Lending Cash Central Fund 2.43% (i)(j)	11,172,776	11,173,894
TOTAL MONEY MARKET FUNDS
(Cost $384,311,769)		384,368,487
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,150,787,854)		5,422,331,397
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,157,375
NET ASSETS - 100%		$5,423,488,772

Legend

 (a) Affiliated company

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,222,594,798 or 22.5% of net assets.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,757,554
Fidelity Securities Lending Cash Central Fund	63,890
Total	$3,821,444

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Acadia Realty Trust (SBI)	$118,210,943	$--	$10,619,522	$2,307,308	$(1,547,593)	$8,568,876	$--
Ellington Financial LLC	26,952,776	--	--	1,341,097	--	98,129	27,050,905
Great Ajax Corp.	21,094,678	--	--	926,081	--	(594,751)	20,368,907
Great Ajax Corp. 7.25%	6,982,400	1,999,890	--	291,359	--	(200,170)	8,782,120
Total	$173,240,797	$1,999,890	$10,619,522	$4,865,845	$(1,547,593)	$7,872,084	$56,201,932

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$19,881,666	$19,881,666	$--	$--
Energy	3,732,750	3,732,750	--	--
Financials	767,044,677	747,886,049	19,158,628	--
Real Estate	1,904,068,796	1,842,480,024	55,909,734	5,679,038
Utilities	3,160,645	3,160,645	--	--
Corporate Bonds	1,047,159,372	--	1,047,159,372	--
Asset-Backed Securities	122,732,453	--	122,482,931	249,522
Collateralized Mortgage Obligations	7,931,309	--	7,931,309	--
Commercial Mortgage Securities	905,560,489	--	905,560,489	--
Bank Loan Obligations	256,662,642	--	232,563,797	24,098,845
Preferred Securities	28,111	--	--	28,111
Money Market Funds	384,368,487	384,368,487	--	--
Total Investments in Securities:	$5,422,331,397	$3,001,509,621	$2,390,766,260	$30,055,516

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.1%
AAA,AA,A	1.1%
BBB	8.7%
BB	10.5%
B	10.3%
CCC,CC,C	0.9%
Not Rated	11.6%
Equities	49.7%
Short-Term Investments and Net Other Assets	7.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,760,027) — See accompanying schedule: Unaffiliated issuers (cost $4,700,980,451)	$4,981,760,978
Fidelity Central Funds (cost $384,311,769)	384,368,487
Other affiliated issuers (cost $65,495,633)	56,201,932
Total Investment in Securities (cost $5,150,787,853)		$5,422,331,397
Cash		507,575
Receivable for investments sold		13,593,004
Receivable for fund shares sold		15,537,409
Dividends receivable		2,401,727
Interest receivable		22,287,237
Distributions receivable from Fidelity Central Funds		664,541
Prepaid expenses		6,058
Other receivables		21,884
Total assets		5,477,350,832
Liabilities
Payable for investments purchased	$28,223,285
Payable for fund shares redeemed	10,917,090
Accrued management fee	2,354,886
Distribution and service plan fees payable	245,372
Other affiliated payables	883,901
Other payables and accrued expenses	67,189
Collateral on securities loaned	11,170,337
Total liabilities		53,862,060
Net Assets		$5,423,488,772
Net Assets consist of:
Paid in capital		$5,137,793,219
Total distributable earnings (loss)		285,695,553
Net Assets		$5,423,488,772
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($282,962,007 ÷ 24,028,989 shares)		$11.78
Maximum offering price per share (100/96.00 of $11.78)		$12.27
Class M:
Net Asset Value and redemption price per share ($55,324,153 ÷ 4,696,471 shares)		$11.78
Maximum offering price per share (100/96.00 of $11.78)		$12.27
Class C:
Net Asset Value and offering price per share ($218,099,977 ÷ 18,723,491 shares)(a)		$11.65
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,586,400,952 ÷ 218,489,237 shares)		$11.84
Class I:
Net Asset Value, offering price and redemption price per share ($2,128,658,845 ÷ 180,475,208 shares)		$11.79
Class Z:
Net Asset Value, offering price and redemption price per share ($152,042,838 ÷ 12,892,617 shares)		$11.79

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends (including $4,865,845 earned from other affiliated issuers)		$63,428,296
Interest		67,382,663
Income from Fidelity Central Funds		3,821,444
Total income		134,632,403
Expenses
Management fee	$14,200,961
Transfer agent fees	4,691,869
Distribution and service plan fees	1,523,682
Accounting and security lending fees	689,941
Custodian fees and expenses	30,498
Independent trustees' fees and expenses	16,728
Registration fees	102,450
Audit	51,974
Legal	12,319
Miscellaneous	14,634
Total expenses before reductions	21,335,056
Expense reductions	(64,361)
Total expenses after reductions		21,270,695
Net investment income (loss)		113,361,708
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,961,448
Fidelity Central Funds	357
Other affiliated issuers	(1,547,593)
Foreign currency transactions	(2,548)
Total net realized gain (loss)		32,411,664
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	9,831,611
Fidelity Central Funds	1,049
Other affiliated issuers	7,872,084
Assets and liabilities in foreign currencies	(129)
Total change in net unrealized appreciation (depreciation)		17,704,615
Net gain (loss)		50,116,279
Net increase (decrease) in net assets resulting from operations		$163,477,987

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$113,361,708	$218,764,196
Net realized gain (loss)	32,411,664	114,217,439
Change in net unrealized appreciation (depreciation)	17,704,615	(223,088,895)
Net increase (decrease) in net assets resulting from operations	163,477,987	109,892,740
Distributions to shareholders	(257,146,017)	–
Distributions to shareholders from net investment income	–	(209,651,623)
Distributions to shareholders from net realized gain	–	(58,110,159)
Total distributions	(257,146,017)	(267,761,782)
Share transactions - net increase (decrease)	263,145,081	122,424,204
Redemption fees	–	106,734
Total increase (decrease) in net assets	169,477,051	(35,338,104)
Net Assets
Beginning of period	5,254,011,721	5,289,349,825
End of period	$5,423,488,772	$5,254,011,721
Other Information
Undistributed net investment income end of period		$38,805,646

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Income Fund Class A

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.99	$12.32	$12.25	$11.66	$11.86	$11.67
Income from Investment Operations
Net investment income (loss)A	.24	.47	.49	.49	.52	.49
Net realized and unrealized gain (loss)	.11	(.22)	.14	.73	.02	.44
Total from investment operations	.35	.25	.63	1.22	.54	.93
Distributions from net investment income	(.36)	(.45)	(.48)	(.48)	(.52)	(.50)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.56)B	(.58)	(.56)	(.63)C	(.74)D	(.74)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E	–E
Net asset value, end of period	$11.78	$11.99	$12.32	$12.25	$11.66	$11.86
Total ReturnF,G,H	3.06%	2.13%	5.37%	11.01%	4.65%	8.49%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.02%K	1.02%	1.03%	1.03%	1.04%	1.06%
Expenses net of fee waivers, if any	1.02%K	1.02%	1.03%	1.03%	1.03%	1.05%
Expenses net of all reductions	1.01%K	1.01%	1.02%	1.03%	1.03%	1.05%
Net investment income (loss)	4.10%K	3.98%	4.08%	4.29%	4.40%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$282,962	$297,722	$355,400	$548,649	$495,462	$442,271
Portfolio turnover rateL	13%K	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.56 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $.208 per share.

 C Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 D Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class M

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.99	$12.32	$12.26	$11.66	$11.86	$11.67
Income from Investment Operations
Net investment income (loss)A	.24	.47	.49	.49	.51	.49
Net realized and unrealized gain (loss)	.11	(.22)	.13	.73	.02	.43
Total from investment operations	.35	.25	.62	1.22	.53	.92
Distributions from net investment income	(.35)	(.45)	(.48)	(.48)	(.52)	(.50)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.56)	(.58)	(.56)	(.62)	(.73)	(.73)B
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C	–C
Net asset value, end of period	$11.78	$11.99	$12.32	$12.26	$11.66	$11.86
Total ReturnD,E,F	3.05%	2.10%	5.26%	11.06%	4.62%	8.44%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%I	1.04%	1.06%	1.07%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%I	1.04%	1.06%	1.07%	1.06%	1.08%
Expenses net of all reductions	1.04%I	1.04%	1.05%	1.06%	1.06%	1.07%
Net investment income (loss)	4.07%I	3.95%	4.05%	4.26%	4.37%	4.26%
Supplemental Data
Net assets, end of period (000 omitted)	$55,324	$55,175	$64,158	$59,788	$55,424	$48,164
Portfolio turnover rateJ	13%I	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class C

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.85	$12.20	$12.14	$11.55	$11.77	$11.59
Income from Investment Operations
Net investment income (loss)A	.19	.38	.40	.40	.43	.40
Net realized and unrealized gain (loss)	.12	(.22)	.13	.73	.01	.43
Total from investment operations	.31	.16	.53	1.13	.44	.83
Distributions from net investment income	(.30)	(.37)	(.39)	(.40)	(.45)	(.42)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.51)	(.51)B	(.47)	(.54)	(.66)	(.65)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D	–D
Net asset value, end of period	$11.65	$11.85	$12.20	$12.14	$11.55	$11.77
Total ReturnE,F,G	2.71%	1.31%	4.54%	10.29%	3.82%	7.66%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.76%J	1.76%	1.78%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.76%J	1.76%	1.78%	1.78%	1.78%	1.79%
Expenses net of all reductions	1.76%J	1.76%	1.78%	1.78%	1.78%	1.79%
Net investment income (loss)	3.35%J	3.23%	3.32%	3.54%	3.65%	3.54%
Supplemental Data
Net assets, end of period (000 omitted)	$218,100	$227,458	$287,598	$289,430	$291,387	$246,306
Portfolio turnover rateK	13%J	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.51 per share is comprised of distributions from net investment income of $.373 and distributions from net realized gain of $.132 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.05	$12.38	$12.31	$11.71	$11.91	$11.71
Income from Investment Operations
Net investment income (loss)A	.26	.51	.52	.52	.54	.52
Net realized and unrealized gain (loss)	.11	(.22)	.14	.73	.02	.44
Total from investment operations	.37	.29	.66	1.25	.56	.96
Distributions from net investment income	(.37)	(.48)	(.51)	(.51)	(.55)	(.53)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.58)	(.62)B	(.59)	(.65)	(.76)	(.76)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D	–D
Net asset value, end of period	$11.84	$12.05	$12.38	$12.31	$11.71	$11.91
Total ReturnE,F	3.20%	2.40%	5.60%	11.29%	4.84%	8.78%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%I	.75%	.78%	.82%	.83%	.83%
Expenses net of fee waivers, if any	.75%I	.75%	.78%	.81%	.82%	.83%
Expenses net of all reductions	.75%I	.75%	.77%	.81%	.82%	.83%
Net investment income (loss)	4.36%I	4.24%	4.33%	4.51%	4.61%	4.50%
Supplemental Data
Net assets, end of period (000 omitted)	$2,586,401	$2,531,397	$2,630,901	$2,719,387	$2,561,268	$2,627,382
Portfolio turnover rateJ	13%I	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.62 per share is comprised of distributions from net investment income of $.484 and distributions from net realized gain of $.132 per share.

 C Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class I

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.01	$12.34	$12.27	$11.68	$11.88	$11.69
Income from Investment Operations
Net investment income (loss)A	.26	.51	.52	.52	.55	.52
Net realized and unrealized gain (loss)	.10	(.22)	.14	.73	.02	.44
Total from investment operations	.36	.29	.66	1.25	.57	.96
Distributions from net investment income	(.38)	(.49)	(.51)	(.52)	(.55)	(.53)
Distributions from net realized gain	(.21)	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.58)B	(.62)	(.59)	(.66)	(.77)C	(.77)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D	–D
Net asset value, end of period	$11.79	$12.01	$12.34	$12.27	$11.68	$11.88
Total ReturnE,F	3.14%	2.41%	5.66%	11.30%	4.92%	8.76%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%I	.75%	.76%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.75%I	.75%	.76%	.77%	.77%	.78%
Expenses net of all reductions	.75%I	.75%	.76%	.76%	.77%	.78%
Net investment income (loss)	4.36%I	4.25%	4.34%	4.56%	4.66%	4.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,128,659	$2,142,260	$1,951,293	$1,239,950	$913,475	$809,854
Portfolio turnover rateJ	13%I	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.58 per share is comprised of distributions from net investment income of $.375 and distributions from net realized gain of $.208 per share.

 C Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class Z

Six months ended (Unaudited) January 31,
2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.74
Income from Investment Operations
Net investment income (loss)B	.18
Net realized and unrealized gain (loss)	.13
Total from investment operations	.31
Distributions from net investment income	(.24)
Distributions from net realized gain	(.02)
Total distributions	(.26)
Redemption fees added to paid in capitalB	–
Net asset value, end of period	$11.79
Total ReturnC,D	2.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%G
Expenses net of fee waivers, if any	.62%G
Expenses net of all reductions	.62%G
Net investment income (loss)	4.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$152,043
Portfolio turnover rateH	13%G

 A For the period October 2, 2018 (commencement of sale of shares) to January 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Real Estate Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$461,153,388
Gross unrealized depreciation	(192,101,449)
Net unrealized appreciation (depreciation)	$269,051,939
Tax cost	$5,153,279,458

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $455,689,850 and $331,877,705, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$358,682	$10,133
Class M	-%	.25%	67,783	–
Class C	.75%	.25%	1,097,217	75,431
			$1,523,682	$85,564

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,087
Class M	4,194
Class C(a)	9,254
$16,535

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$276,283.19
Class M	59,309.22
Class C	206,193.19
Real Estate Income	2,310,197.18
Class I	1,829,103.17
Class Z	10,784.05
	$4,691,869

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,829 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,985 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $969,622. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $63,890, including $10,285 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,238 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $12,289.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20,834.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019(a)	Year ended July 31, 2018
Distributions to shareholders
Class A	$13,781,799	$–
Class M	2,586,371	–
Class C	9,637,993	–
Real Estate Income	125,938,782	–
Class I	103,219,390	–
Class Z	1,981,682	–
Total	$257,146,017	$–
From net investment income
Class A	$–	$12,349,133
Class M	–	2,255,950
Class C	–	8,342,624
Real Estate Income	–	103,116,422
Class I	–	83,587,494
Total	$–	$209,651,623
From net realized gain
Class A	$–	$3,718,313
Class M	–	680,353
Class C	–	3,070,508
Real Estate Income	–	28,258,214
Class I	–	22,382,771
Total	$–	$58,110,159

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to January 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019(a)	Year ended July 31, 2018	Six months ended January 31, 2019(a)	Year ended July 31, 2018
Class A
Shares sold	2,496,509	6,036,517	$29,153,077	$71,765,863
Reinvestment of distributions	1,155,882	1,301,260	13,458,588	15,605,254
Shares redeemed	(4,463,268)	(11,347,678)	(51,732,698)	(134,310,067)
Net increase (decrease)	(810,877)	(4,009,901)	$(9,121,033)	$(46,938,950)
Class M
Shares sold	456,818	733,876	$5,316,621	$8,765,829
Reinvestment of distributions	218,607	238,619	2,546,317	2,863,295
Shares redeemed	(580,485)	(1,576,898)	(6,761,214)	(18,688,302)
Net increase (decrease)	94,940	(604,403)	$1,101,724	$(7,059,178)
Class C
Shares sold	1,515,550	2,391,083	$17,512,821	$28,308,215
Reinvestment of distributions	779,456	897,945	8,988,428	10,683,017
Shares redeemed	(2,762,311)	(7,673,573)	(31,879,419)	(89,721,727)
Net increase (decrease)	(467,305)	(4,384,545)	$(5,378,170)	$(50,730,495)
Real Estate Income
Shares sold	34,178,313	43,494,857	$401,537,255	$518,900,815
Reinvestment of distributions	9,564,326	9,523,043	111,888,003	114,640,546
Shares redeemed	(35,341,385)	(55,394,813)	(410,275,809)	(656,921,503)
Net increase (decrease)	8,401,254	(2,376,913)	$103,149,449	$(23,380,142)
Class I
Shares sold	35,590,951	81,604,369	$414,458,309	$971,878,458
Reinvestment of distributions	7,483,867	7,132,431	87,235,279	85,529,395
Shares redeemed	(40,998,500)	(68,424,382)	(477,699,209)	(806,874,884)
Net increase (decrease)	2,076,318	20,312,418	$23,994,379	$250,532,969
Class Z
Shares sold	13,485,496	–	$156,102,323	$–
Reinvestment of distributions	94,631	–	1,084,469	–
Shares redeemed	(687,510)	–	(7,788,060)	–
Net increase (decrease)	12,892,617	–	$149,398,732	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to January 31, 2019.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2018) for Class A, Class M, Class C, Real Estate Income and Class I and for the period (October 2, 2018 to January 31, 2019) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value January 31, 2019	Expenses Paid During Period
Class A	1.02%
Actual		$1,000.00	$1,030.60	$5.22-B
Hypothetical-C		$1,000.00	$1,020.06	$5.19-D
Class M	1.04%
Actual		$1,000.00	$1,030.50	$5.32-B
Hypothetical-C		$1,000.00	$1,019.96	$5.30-D
Class C	1.76%
Actual		$1,000.00	$1,027.10	$8.99-B
Hypothetical-C		$1,000.00	$1,016.33	$8.94-D
Real Estate Income	.75%
Actual		$1,000.00	$1,032.00	$3.84-B
Hypothetical-C		$1,000.00	$1,021.42	$3.82-D
Class I	.75%
Actual		$1,000.00	$1,031.40	$3.84-B
Hypothetical-C		$1,000.00	$1,021.42	$3.82-D
Class Z	.62%
Actual		$1,000.00	$1,026.90	$2.10-B
Hypothetical-C		$1,000.00	$1,022.08	$3.16-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Real Estate Income and Class I and multiplied by 122/365 (to reflect the period October 2, 2018 to January 31, 2019) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate Income Fund

2018 Total Return % vs. Lipper Real Estate Funds and ML RE/MSCI REIT/NAREIT:

75% beaten
25% beaten
Benchmark
Class I
Class C
6.00
5.00
4.00
3.00
2.00
1.00
4.56
2.64
2.09
1.65
1.63
26.00
24.00
22.00
20.00
18.00
16.00
25.96
21.72
19.30
18.07
16.95
50.0
45.0
40.0
35.0
30.0
48.7
38.8
37.3
33.7
30.6
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	37%	43%	18%
Class A	33%	38%	14%
Class C	18%	19%	8%
Class I	38%	44%	20%
Class M	34%	38%	14%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

REI-SANN-0319
1.789716.115

Fidelity® Series Blue Chip Growth Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Alphabet, Inc. Class A	8.2
Amazon.com, Inc.	7.4
Apple, Inc.	5.7
Microsoft Corp.	4.5
JUUL Labs, Inc. Series C	4.1
Facebook, Inc. Class A	3.5
Salesforce.com, Inc.	2.6
Uber Technologies, Inc. Series D, 8.00%	2.1
Broadcom, Inc.	2.1
Tesla, Inc.	2.1
42.3

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Information Technology	31.1
Consumer Discretionary	23.9
Communication Services	16.7
Health Care	13.2
Consumer Staples	6.8

Asset Allocation (% of fund's net assets)

As of January 31, 2019 *
Stocks	91.8%
Convertible Securities	8.0%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 7.1%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value
COMMUNICATION SERVICES - 16.7%
Entertainment - 4.2%
Activision Blizzard, Inc.	1,159,028	$54,752,483
Electronic Arts, Inc. (a)	55,400	5,110,096
Lions Gate Entertainment Corp. Class A (b)	32,990	606,026
NetEase, Inc. ADR	11,400	2,872,002
Netflix, Inc. (a)	300,846	102,137,217
Nintendo Co. Ltd.	11,500	3,487,813
Nintendo Co. Ltd. ADR	45,900	1,709,316
Take-Two Interactive Software, Inc. (a)	79,800	8,422,890
The Walt Disney Co.	517,600	57,722,752
WME Entertainment Parent, LLC Class A (a)(c)(d)(e)	3,058,566	8,716,913
		245,537,508
Interactive Media & Services - 12.4%
Alphabet, Inc. Class A (a)	426,313	479,981,539
ANGI Homeservices, Inc. Class A (a)	359,000	6,103,000
CarGurus, Inc. Class A (a)	122,688	5,247,366
Facebook, Inc. Class A (a)	1,239,555	206,621,423
Momo, Inc. ADR (a)	89,500	2,723,485
Tencent Holdings Ltd.	486,700	21,665,264
Twitter, Inc. (a)	143,500	4,815,860
		727,157,937
Media - 0.0%
Charter Communications, Inc. Class A (a)	1,700	562,785
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	74,600	5,193,652

TOTAL COMMUNICATION SERVICES		978,451,882

CONSUMER DISCRETIONARY - 23.5%
Auto Components - 0.0%
Aptiv PLC	8,000	633,040
Automobiles - 2.1%
Tesla, Inc. (a)(b)	403,537	123,893,930
Hotels, Restaurants & Leisure - 1.8%
Boyd Gaming Corp.	181,000	4,944,920
Caesars Entertainment Corp. (a)(b)	387,000	3,537,180
Chipotle Mexican Grill, Inc. (a)	2,200	1,165,142
Eldorado Resorts, Inc. (a)	211,400	9,855,468
Gaming VC Holdings SA	141,700	1,248,937
Haidilao International Holding Ltd. (f)	598,000	1,405,601
Hilton Grand Vacations, Inc. (a)	58,300	1,768,822
Hilton Worldwide Holdings, Inc.	52,300	3,895,304
Hyatt Hotels Corp. Class A	15,500	1,083,605
Kambi Group PLC (a)	113,170	2,563,987
Marriott International, Inc. Class A	140,800	16,125,824
McDonald's Corp.	14,500	2,592,310
MGM Mirage, Inc.	146,800	4,321,792
Penn National Gaming, Inc. (a)	150,900	3,657,816
Planet Fitness, Inc. (a)	205,400	11,896,768
PlayAGS, Inc. (a)	96,231	2,411,549
Restaurant Brands International, Inc.	91,400	5,729,064
Royal Caribbean Cruises Ltd.	97,900	11,752,895
Sea Ltd. ADR (a)(b)	132,600	1,857,726
Shake Shack, Inc. Class A (a)	79,500	3,796,920
Starbucks Corp.	34,800	2,371,272
Wynn Resorts Ltd.	55,500	6,827,055
		104,809,957
Household Durables - 0.3%
D.R. Horton, Inc.	131,200	5,044,640
iRobot Corp. (a)	15,500	1,391,745
Lennar Corp. Class A	114,400	5,424,848
Mohawk Industries, Inc. (a)	8,900	1,146,231
Roku, Inc. Class A (a)	106,200	4,773,690
		17,781,154
Internet & Direct Marketing Retail - 9.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	271,900	45,812,431
Amazon.com, Inc. (a)	253,780	436,179,299
eBay, Inc.	119,500	4,021,175
Etsy, Inc. (a)	93,100	5,087,915
GrubHub, Inc. (a)	37,000	2,974,800
JD.com, Inc. sponsored ADR (a)	337,900	8,396,815
Meituan Dianping Class B	1,581,852	10,207,155
The Booking Holdings, Inc. (a)	22,100	40,505,101
The Honest Co., Inc. (a)(d)(e)	71,609	706,065
Wayfair LLC Class A (a)	130,700	14,306,422
		568,197,178
Multiline Retail - 1.1%
Avenue Supermarts Ltd. (a)(f)	34,373	665,977
Dollar General Corp.	32,900	3,797,647
Dollar Tree, Inc. (a)	537,800	52,075,174
Ollie's Bargain Outlet Holdings, Inc. (a)	32,100	2,509,257
Target Corp.	76,300	5,569,900
		64,617,955
Specialty Retail - 5.0%
American Eagle Outfitters, Inc.	339,300	7,166,016
At Home Group, Inc. (a)	496,800	10,949,472
Best Buy Co., Inc.	136,000	8,056,640
Burlington Stores, Inc. (a)	84,900	14,578,179
Carvana Co. Class A (a)(b)	92,600	3,440,090
Five Below, Inc. (a)	85,500	10,578,915
Floor & Decor Holdings, Inc. Class A (a)	185,100	6,347,079
Home Depot, Inc.	440,200	80,789,906
Lowe's Companies, Inc.	560,400	53,888,064
RH (a)(b)	320,418	43,535,194
Ross Stores, Inc.	108,500	9,995,020
TCNS Clothing Co. Ltd. (a)(f)	74,182	759,017
The Children's Place Retail Stores, Inc.	18,000	1,741,680
Tiffany & Co., Inc.	83,000	7,364,590
TJX Companies, Inc.	371,900	18,494,587
Ulta Beauty, Inc. (a)	49,500	14,450,040
		292,134,489
Textiles, Apparel & Luxury Goods - 3.5%
adidas AG	86,135	20,477,168
Allbirds, Inc. (d)(e)	8,081	443,128
Canada Goose Holdings, Inc. (a)	45,900	2,361,110
lululemon athletica, Inc. (a)	526,168	77,772,892
Moncler SpA	162,500	6,119,318
NIKE, Inc. Class B	521,800	42,724,984
Pinduoduo, Inc. ADR (b)	442,000	12,910,820
PVH Corp.	168,100	18,341,391
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	348,300	9,463,311
Tory Burch LLC (c)(d)(e)	106,817	5,948,639
Under Armour, Inc. Class C (non-vtg.) (a)	477,600	9,045,744
		205,608,505

TOTAL CONSUMER DISCRETIONARY		1,377,676,208

CONSUMER STAPLES - 2.5%
Beverages - 0.4%
Fever-Tree Drinks PLC	298,903	10,079,379
Keurig Dr. Pepper, Inc.	452,500	12,317,050
Monster Beverage Corp. (a)	9,943	569,137
Pernod Ricard SA	3,500	580,885
		23,546,451
Food & Staples Retailing - 0.9%
BJ's Wholesale Club Holdings, Inc.	605,400	15,928,074
Costco Wholesale Corp.	155,300	33,332,039
Kroger Co.	131,800	3,733,894
		52,994,007
Food Products - 0.1%
Blue Bottle Coffee, Inc. Class C (Escrow) (a)(d)(e)	234,006	343,989
Darling International, Inc. (a)	132,700	2,822,529
Lamb Weston Holdings, Inc.	10,400	751,920
Nestle SA (Reg. S)	7,070	616,390
The a2 Milk Co. Ltd. (a)	156,000	1,364,014
		5,898,842
Household Products - 0.0%
Procter & Gamble Co.	17,900	1,726,813
Personal Products - 0.3%
Coty, Inc. Class A	1,041,400	8,081,264
Estee Lauder Companies, Inc. Class A	86,800	11,841,256
		19,922,520
Tobacco - 0.8%
Altria Group, Inc.	901,000	44,464,350
JUUL Labs, Inc. (a)(d)(e)	2,450	611,398
		45,075,748

TOTAL CONSUMER STAPLES		149,164,381

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp.	104,578	4,949,677
Berry Petroleum Corp.	179,400	2,115,126
Continental Resources, Inc. (a)	178,764	8,253,534
Diamondback Energy, Inc.	30,300	3,124,536
EOG Resources, Inc.	26,426	2,621,459
Hess Corp.	27,400	1,479,600
Pioneer Natural Resources Co.	26,100	3,714,552
Reliance Industries Ltd.	1,038,721	17,963,169
Whiting Petroleum Corp. (a)	477,100	13,659,373
		57,881,026
FINANCIALS - 2.2%
Banks - 0.8%
Bank of America Corp.	1,100,600	31,334,082
Coastal Financial Corp. of Washington (a)	9,700	144,239
ICICI Bank Ltd. sponsored ADR	115,200	1,176,192
IndusInd Bank Ltd.	44,055	934,710
JPMorgan Chase & Co.	76,972	7,966,602
Kotak Mahindra Bank Ltd.	138,376	2,448,783
		44,004,608
Capital Markets - 0.5%
Charles Schwab Corp.	297,600	13,918,752
Edelweiss Financial Services Ltd.	287,620	624,406
HDFC Asset Management Co. Ltd. (a)(f)	403	7,739
Morgan Stanley	26,600	1,125,180
TD Ameritrade Holding Corp.	258,700	14,474,265
		30,150,342
Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc. Class B (a)	190,600	39,175,924
GDS Holdings Ltd. ADR (a)(b)	93,900	2,666,760
		41,842,684
Insurance - 0.1%
eHealth, Inc. (a)	76,900	4,703,204
Thrifts & Mortgage Finance - 0.1%
LendingTree, Inc. (a)(b)	17,800	5,274,852

TOTAL FINANCIALS		125,975,690

HEALTH CARE - 12.9%
Biotechnology - 5.9%
ACADIA Pharmaceuticals, Inc. (a)	87,700	1,997,806
Acceleron Pharma, Inc. (a)	45,100	1,912,240
Agios Pharmaceuticals, Inc. (a)	134,323	7,199,713
Aimmune Therapeutics, Inc. (a)	115,000	2,704,800
Alexion Pharmaceuticals, Inc. (a)	417,704	51,360,884
Alkermes PLC (a)	28,400	933,508
Allakos, Inc. (a)	35,800	1,430,210
Allogene Therapeutics, Inc.	25,600	776,448
Alnylam Pharmaceuticals, Inc. (a)	347,200	29,001,616
Amgen, Inc.	51,600	9,654,876
AnaptysBio, Inc. (a)	44,900	2,977,768
Arena Pharmaceuticals, Inc. (a)	84,000	3,861,480
Argenx SE ADR (a)	10,800	1,145,988
Array BioPharma, Inc. (a)	109,900	2,051,833
Ascendis Pharma A/S sponsored ADR (a)	122,000	8,718,120
BeiGene Ltd.	140,400	1,390,950
BeiGene Ltd. ADR (a)	37,100	4,803,708
bluebird bio, Inc. (a)	128,200	17,105,726
Blueprint Medicines Corp. (a)	14,200	1,023,678
Cellectis SA sponsored ADR (a)	42,400	749,208
Cibus Global Ltd. Series C (c)(d)(e)	726,554	791,944
Coherus BioSciences, Inc. (a)	185,500	2,496,830
Crinetics Pharmaceuticals, Inc. (a)	28,600	751,608
CytomX Therapeutics, Inc. (a)	53,200	903,336
CytomX Therapeutics, Inc. (a)(f)	137,854	2,340,761
Deciphera Pharmaceuticals, Inc. (a)	15,900	427,233
Denali Therapeutics, Inc. (a)(b)	178,800	3,407,928
Editas Medicine, Inc. (a)	108,989	2,368,331
Epizyme, Inc. (a)	77,100	787,962
Esperion Therapeutics, Inc. (a)(b)	51,800	2,406,110
Exact Sciences Corp. (a)	41,300	3,720,304
FibroGen, Inc. (a)	63,500	3,603,625
Global Blood Therapeutics, Inc. (a)	149,900	7,181,709
Heron Therapeutics, Inc. (a)	57,900	1,557,510
Immunomedics, Inc. (a)	83,100	1,229,049
Intellia Therapeutics, Inc. (a)(b)	117,657	1,663,670
Intercept Pharmaceuticals, Inc. (a)	94,000	11,343,920
Ionis Pharmaceuticals, Inc. (a)	62,200	3,607,600
Ironwood Pharmaceuticals, Inc. Class A (a)	325,316	4,443,817
Mirati Therapeutics, Inc. (a)	20,800	1,374,464
Moderna, Inc. (b)	49,600	823,360
Momenta Pharmaceuticals, Inc. (a)	35,300	418,658
Natera, Inc. (a)	184,800	2,511,432
Neurocrine Biosciences, Inc. (a)	202,200	17,838,084
Portola Pharmaceuticals, Inc. (a)(b)	72,100	1,953,910
Principia Biopharma, Inc.	23,100	700,161
Regeneron Pharmaceuticals, Inc. (a)	117,780	50,559,421
Rubius Therapeutics, Inc.	30,200	413,438
Sage Therapeutics, Inc. (a)	136,286	19,433,021
Sarepta Therapeutics, Inc. (a)	101,100	14,124,681
Scholar Rock Holding Corp.	33,194	501,561
Synthorx, Inc.	51,900	731,271
Ultragenyx Pharmaceutical, Inc. (a)	33,600	1,657,152
Vertex Pharmaceuticals, Inc. (a)	121,300	23,157,383
Viking Therapeutics, Inc. (a)(b)	58,400	476,544
Xencor, Inc. (a)	109,200	3,942,120
Zai Lab Ltd. ADR (a)	74,400	2,008,056
		348,458,524
Health Care Equipment & Supplies - 3.0%
Abiomed, Inc. (a)	4,300	1,509,601
Align Technology, Inc. (a)	30,200	7,518,290
Atricure, Inc. (a)	40,200	1,244,190
Axonics Modulation Technologies, Inc. (a)	69,400	1,013,240
Becton, Dickinson & Co.	43,400	10,826,564
Boston Scientific Corp. (a)	1,514,000	57,759,100
Danaher Corp.	82,200	9,117,624
DexCom, Inc. (a)	35,400	4,992,462
Edwards Lifesciences Corp. (a)	8,600	1,465,612
Establishment Labs Holdings, Inc. (a)	128,200	3,398,582
Insulet Corp. (a)	62,200	5,050,018
Intuitive Surgical, Inc. (a)	97,400	51,002,536
iRhythm Technologies, Inc. (a)	89,200	7,582,000
Masimo Corp. (a)	4,900	609,511
Novocure Ltd. (a)	45,200	2,214,800
Penumbra, Inc. (a)	8,700	1,265,937
Quanterix Corp. (a)	38,600	812,916
Stryker Corp.	24,700	4,385,979
Tandem Diabetes Care, Inc. (a)	75,700	3,291,436
ViewRay, Inc. (a)	124,600	895,874
Wright Medical Group NV (a)	69,900	2,085,816
		178,042,088
Health Care Providers & Services - 2.9%
Anthem, Inc.	20,700	6,272,100
Centene Corp. (a)	20,900	2,728,913
Guardant Health, Inc. (b)	69,400	2,799,596
HCA Holdings, Inc.	135,100	18,836,993
Humana, Inc.	148,000	45,730,520
National Vision Holdings, Inc. (a)	31,900	1,013,144
Notre Dame Intermedica Participacoes SA	221,900	2,043,047
OptiNose, Inc. (a)(b)	197,024	1,268,835
UnitedHealth Group, Inc.	294,300	79,519,860
Wellcare Health Plans, Inc. (a)	26,300	7,271,424
		167,484,432
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	85,900	1,518,712
Teladoc Health, Inc. (a)(b)	71,700	4,603,140
		6,121,852
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.	4,700	1,154,649
Pharmaceuticals - 1.0%
Akcea Therapeutics, Inc. (a)	207,800	5,523,324
Allergan PLC	14,900	2,145,302
Assembly Biosciences, Inc. (a)	22,700	517,106
AstraZeneca PLC sponsored ADR	254,000	9,291,320
Bristol-Myers Squibb Co.	286,600	14,149,442
Chiasma, Inc. warrants 12/16/24 (a)	23,784	19,827
Dova Pharmaceuticals, Inc. (a)(b)	54,700	420,096
Jazz Pharmaceuticals PLC (a)	59,900	7,540,811
MyoKardia, Inc. (a)	24,300	1,005,534
Nektar Therapeutics (a)	199,000	8,425,660
The Medicines Company (a)	170,200	3,933,322
TherapeuticsMD, Inc. (a)(b)	219,300	1,151,325
Theravance Biopharma, Inc. (a)	17,300	450,665
Zogenix, Inc. (a)	30,000	1,312,500
		55,886,234

TOTAL HEALTH CARE		757,147,779

INDUSTRIALS - 3.5%
Aerospace & Defense - 1.1%
Elbit Systems Ltd.	12,800	1,574,784
Northrop Grumman Corp.	52,100	14,356,155
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	22,703	4,222,758
Class C (a)(d)(e)	686	127,596
The Boeing Co.	102,100	39,371,802
United Technologies Corp.	38,100	4,498,467
		64,151,562
Airlines - 0.9%
American Airlines Group, Inc.	220,400	7,883,708
Delta Air Lines, Inc.	221,900	10,968,517
JetBlue Airways Corp. (a)	31,700	570,283
Spirit Airlines, Inc. (a)	349,100	20,534,062
United Continental Holdings, Inc. (a)	129,100	11,266,557
		51,223,127
Building Products - 0.1%
Fortune Brands Home & Security, Inc.	143,800	6,514,140
Commercial Services & Supplies - 0.1%
HomeServe PLC	238,600	2,952,662
Tomra Systems ASA	140,500	3,639,961
		6,592,623
Construction & Engineering - 0.1%
MasTec, Inc. (a)	87,400	3,878,812
Electrical Equipment - 0.1%
Fortive Corp.	79,150	5,935,459
Industrial Conglomerates - 0.3%
General Electric Co.	757,300	7,694,168
Honeywell International, Inc.	81,200	11,662,756
		19,356,924
Machinery - 0.5%
Aumann AG (b)(f)	8,938	368,807
Deere & Co.	127,700	20,942,800
Rational AG	3,100	1,940,898
Xylem, Inc.	81,200	5,786,312
		29,038,817
Road & Rail - 0.3%
Knight-Swift Transportation Holdings, Inc. Class A	452,500	14,366,875
Union Pacific Corp.	11,100	1,765,677
		16,132,552
Trading Companies & Distributors - 0.0%
Ferguson PLC	9,402	628,175

TOTAL INDUSTRIALS		203,452,191

INFORMATION TECHNOLOGY - 28.3%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	30,500	6,550,790
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	350,100	3,119,391
		9,670,181
Electronic Equipment & Components - 0.1%
Corning, Inc.	245,200	8,155,352
IT Services - 5.0%
Adyen BV (f)	5,651	4,189,411
Akamai Technologies, Inc. (a)	193,300	12,583,830
Endava PLC ADR (a)	21,000	493,500
GoDaddy, Inc. (a)	91,800	6,300,234
Keywords Studios PLC	26,000	406,491
MasterCard, Inc. Class A	356,600	75,288,958
Netcompany Group A/S (f)	23,300	785,907
Okta, Inc. (a)	17,400	1,434,282
PayPal Holdings, Inc. (a)	516,100	45,809,036
Shopify, Inc. Class A (a)	80,100	13,483,403
Square, Inc. (a)	63,900	4,559,265
Total System Services, Inc.	14,300	1,281,423
Twilio, Inc. Class A (a)	12,200	1,358,104
Visa, Inc. Class A	858,048	115,845,060
Wix.com Ltd. (a)	81,200	8,879,220
		292,698,124
Semiconductors & Semiconductor Equipment - 7.5%
Acacia Communications, Inc. (a)	37,800	1,644,678
Advanced Micro Devices, Inc. (a)	471,100	11,499,551
Analog Devices, Inc.	75,100	7,424,386
ASML Holding NV	15,000	2,625,450
Broadcom, Inc.	462,000	123,931,500
Inphi Corp. (a)	159,800	6,302,512
Lam Research Corp.	110,400	18,721,632
Marvell Technology Group Ltd.	5,400,200	100,065,706
Micron Technology, Inc. (a)	238,100	9,100,182
Monolithic Power Systems, Inc.	88,156	11,157,023
NVIDIA Corp.	674,820	97,005,375
NXP Semiconductors NV	254,500	22,149,135
ON Semiconductor Corp. (a)	123,300	2,470,932
Qualcomm, Inc.	280,600	13,895,312
Semtech Corp. (a)	25,525	1,239,494
Xilinx, Inc.	89,000	9,962,660
		439,195,528
Software - 9.8%
Adobe, Inc. (a)	219,820	54,475,792
Altair Engineering, Inc. Class A (a)	24,100	780,358
Atom Tickets LLC (a)(c)(d)(e)	344,068	1,018,441
Bilibili, Inc. ADR (a)	108,500	1,997,485
CyberArk Software Ltd. (a)	7,500	658,200
DocuSign, Inc.	122,300	6,047,735
Dropbox, Inc. Class A (a)	97,000	2,396,870
HubSpot, Inc. (a)	33,800	5,350,878
Intuit, Inc.	46,600	10,057,212
Microsoft Corp.	2,516,300	262,777,209
Nutanix, Inc. Class A (a)	127,544	6,534,079
Paycom Software, Inc. (a)	77,300	11,458,952
RingCentral, Inc. (a)	110,800	10,242,352
SailPoint Technologies Holding, Inc. (a)	75,700	2,161,235
Salesforce.com, Inc. (a)	984,767	149,655,041
ServiceNow, Inc. (a)	5,900	1,298,118
Splunk, Inc. (a)	22,700	2,833,868
StoneCo Ltd. Class A (a)(b)	22,700	502,124
Tanium, Inc. Class B (a)(d)(e)	151,000	1,312,734
The Trade Desk, Inc. (a)	90,900	12,969,612
Ultimate Software Group, Inc. (a)	2,200	600,754
Workday, Inc. Class A (a)	99,800	18,116,694
Zendesk, Inc. (a)	88,300	5,962,899
Zuora, Inc.	162,400	3,514,336
		572,722,978
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	2,027,634	337,479,403

TOTAL INFORMATION TECHNOLOGY		1,659,921,566

MATERIALS - 1.0%
Chemicals - 1.0%
CF Industries Holdings, Inc.	365,700	15,962,805
DowDuPont, Inc.	102,093	5,493,624
FMC Corp.	28,436	2,269,193
LG Chemical Ltd.	5,701	1,885,933
Nutrien Ltd.	147,800	7,656,871
Sherwin-Williams Co.	1,400	590,128
The Chemours Co. LLC	494,000	17,660,500
The Mosaic Co.	226,500	7,311,420
Westlake Chemical Corp.	29,600	2,187,440
		61,017,914
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. Class C (d)(e)	1,065,661	5,978,358
TOTAL COMMON STOCKS
(Cost $3,312,179,282)		5,376,666,995

Preferred Stocks - 8.1%
Convertible Preferred Stocks - 8.0%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(e)	24,573	3,639,507
Neutron Holdings, Inc. Series C (d)(e)	12,405,800	3,008,407
Topgolf International, Inc. Series F (a)(d)(e)	106,191	1,263,673
		7,911,587
Internet & Direct Marketing Retail - 0.2%
The Honest Co., Inc.:
Series C (a)(d)(e)	167,087	6,457,913
Series D (a)(d)(e)	27,712	1,268,101
Series E (a)(d)(e)	143,059	2,803,956
		10,529,970
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(d)(e)	377,252	5,447,587
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (d)(e)	3,189	174,871
Series B (d)(e)	560	30,708
Series C (d)(e)	5,355	293,646
		499,225
TOTAL CONSUMER DISCRETIONARY		24,388,369
CONSUMER STAPLES - 4.3%
Food & Staples Retailing - 0.2%
Sweetgreen, Inc. Series H (d)(e)	725,140	9,455,826
Food Products - 0.0%
Agbiome LLC Series C (d)(e)	266,499	1,687,925
Tobacco - 4.1%
JUUL Labs, Inc.:
Series C (a)(d)(e)	966,268	241,132,179
Series D (d)(e)	5,110	1,275,201
		242,407,380
TOTAL CONSUMER STAPLES		253,551,131
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(d)(e)	1,527,120	3,405,478
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(d)(e)	195,114	3,385,228
Axcella Health, Inc. Series C (a)(d)(e)	248,015	2,770,328
Generation Bio Series B (d)(e)	110,000	770,000
Immunocore Ltd. Series A (a)(d)(e)	4,035	396,976
		7,322,532
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(d)(e)	813,618	5,813,935
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (d)(e)	1,069	346,506
TOTAL HEALTH CARE		13,482,973
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	42,650	7,932,900
Series H (a)(d)(e)	6,348	1,180,728
		9,113,628
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(d)(e)	253,888	982,547
TOTAL INDUSTRIALS		10,096,175
INFORMATION TECHNOLOGY - 2.8%
Internet Software & Services - 0.2%
ContextLogic, Inc. Series G (a)(d)(e)	34,750	5,013,383
Reddit, Inc. Series B (a)(d)(e)	129,280	2,803,605
Starry, Inc. Series C (a)(d)(e)	1,477,502	1,362,257
		9,179,245
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(d)(e)	307,049	296,302
Jet.Com, Inc. Series B1 (Escrow) (a)(d)(e)	922,232	41,869
		338,171
Software - 2.6%
Cloudflare, Inc. Series D, 8.00% (a)(d)(e)	428,680	4,715,480
Compass, Inc. Series E (a)(d)(e)	13,605	1,613,145
Dataminr, Inc. Series D (a)(d)(e)	115,901	2,357,426
Delphix Corp. Series D (a)(d)(e)	242,876	1,578,694
Lyft, Inc. Series I (d)(e)	137,264	6,441,800
Malwarebytes Corp. Series B (a)(d)(e)	329,349	4,953,409
Taboola.Com Ltd. Series E (a)(d)(e)	289,958	5,549,796
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)(e)	2,553,952	124,556,239
Series E, 8.00% (a)(d)(e)	46,973	2,290,873
		154,056,862
TOTAL INFORMATION TECHNOLOGY		163,574,278

TOTAL CONVERTIBLE PREFERRED STOCKS		468,498,404

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (d)(e)	1,715	94,043
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (d)(e)	9,636	3,123,413

TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,217,456

TOTAL PREFERRED STOCKS
(Cost $128,181,070)		471,715,860

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.43% (g)	9,040,766	9,042,574
Fidelity Securities Lending Cash Central Fund 2.43% (g)(h)	71,822,967	71,830,149
TOTAL MONEY MARKET FUNDS
(Cost $80,872,723)		80,872,723
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $3,521,233,075)		5,929,255,578
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(67,661,612)
NET ASSETS - 100%		$5,861,593,966

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $501,937,819 or 8.6% of net assets.

 (e) Level 3 security

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,523,220 or 0.2% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$2,709,002
Agbiome LLC Series C	6/29/18	$1,687,925
Allbirds, Inc.	10/9/18	$443,128
Allbirds, Inc.	10/9/18	$94,043
Allbirds, Inc. Series A	10/9/18	$174,871
Allbirds, Inc. Series B	10/9/18	$30,708
Allbirds, Inc. Series C	10/9/18	$293,646
Ant International Co. Ltd. Class C	5/16/18	$5,978,358
AppNexus, Inc. Series E (Escrow)	8/1/14	$553,578
Atom Tickets LLC	8/15/17	$1,999,998
Axcella Health, Inc. Series C	1/30/15	$2,499,991
Blue Bottle Coffee, Inc. Class C (Escrow)	10/30/17	$142,254
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$3,185,523
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$440,268
Cibus Global Ltd. Series C	2/16/18	$1,525,763
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$3,171,632
Compass, Inc. Series E	11/3/17	$918,041
ContextLogic, Inc. Series G	10/24/17	$4,675,022
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delphix Corp. Series D	7/10/15	$2,185,884
Generation Bio Series B	2/21/18	$1,006,027
Immunocore Ltd. Series A	7/27/15	$759,303
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc.	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$0
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$0
Lyft, Inc. Series I	6/27/18	$6,499,986
Malwarebytes Corp. Series B	12/21/15	$3,416,996
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$3,372,522
Mulberry Health, Inc. Series A8	1/20/16	$5,495,786
Neutron Holdings, Inc. Series C	7/3/18	$2,268,276
Oportun Finance Corp. Series H	2/6/15	$4,348,169
Peloton Interactive, Inc. Series E	3/31/17	$2,042,989
Reddit, Inc. Series B	7/26/17	$1,835,324
Space Exploration Technologies Corp. Class A	4/6/17 - 9/11/17	$2,534,625
Space Exploration Technologies Corp. Class C	9/11/17	$92,610
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Space Exploration Technologies Corp. Series H	8/4/17	$856,980
Starry, Inc. Series C	12/8/17	$1,362,257
Sweetgreen, Inc. Series H 0.00	11/9/18	$9,455,826
Taboola.Com Ltd. Series E	12/22/14	$3,022,928
Tanium, Inc. Class B	4/21/17	$749,609
The Honest Co., Inc.	8/21/14	$1,937,546
The Honest Co., Inc. Series C	8/21/14	$4,520,923
The Honest Co., Inc. Series D	8/3/15	$1,267,963
The Honest Co., Inc. Series E	9/28/17	$2,804,643
Topgolf International, Inc. Series F	11/10/17	$1,468,993
Tory Burch LLC	5/14/15	$7,600,030
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$39,619,585
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$1,565,026
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$5,974,752
YourPeople, Inc. Series C	5/1/15	$3,783,205

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$237,924
Fidelity Securities Lending Cash Central Fund	631,262
Total	$869,186

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$978,451,882	$944,581,892	$25,153,077	$8,716,913
Consumer Discretionary	1,402,158,620	1,358,965,620	11,612,756	31,580,244
Consumer Staples	402,715,512	147,592,604	616,390	254,506,518
Energy	57,881,026	57,881,026	--	--
Financials	129,381,168	125,975,690	--	3,405,478
Health Care	773,754,165	754,945,058	1,410,777	17,398,330
Industrials	213,548,366	199,101,837	--	14,446,529
Information Technology	1,823,495,844	1,657,590,391	--	165,905,453
Materials	61,017,914	61,017,914	--	--
Real Estate	5,978,358	--	--	5,978,358
Money Market Funds	80,872,723	80,872,723	--	--
Total Investments in Securities:	$5,929,255,578	$5,388,524,755	$38,793,000	$501,937,823

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$166,746,619
Net Realized Gain (Loss) on Investment Securities	139,938,868
Net Unrealized Gain (Loss) on Investment Securities	85,713,488
Cost of Purchases	9,455,826
Proceeds of Sales	(147,348,283)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$254,506,518
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$86,384,508
Equities - Information Technology
Beginning Balance	$149,759,371
Net Realized Gain (Loss) on Investment Securities	(18,269)
Net Unrealized Gain (Loss) on Investment Securities	20,581,660
Cost of Purchases	1,715,349
Proceeds of Sales	(6,132,658)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$165,905,453
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$20,581,660
Other Investments in Securities
Beginning Balance	$87,387,046
Net Realized Gain (Loss) on Investment Securities	53,940
Net Unrealized Gain (Loss) on Investment Securities	(2,446,696)
Cost of Purchases	4,717,082
Proceeds of Sales	(8,185,520)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$81,525,852
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$462,565

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $70,903,527) — See accompanying schedule: Unaffiliated issuers (cost $3,440,360,352)	$5,848,382,855
Fidelity Central Funds (cost $80,872,723)	80,872,723
Total Investment in Securities (cost $3,521,233,075)		$5,929,255,578
Cash		174,763
Restricted cash		266,126
Foreign currency held at value (cost $662,210)		662,216
Receivable for investments sold		33,930,154
Receivable for fund shares sold		2,797,722
Dividends receivable		745,017
Distributions receivable from Fidelity Central Funds		77,268
Other receivables		4,227
Total assets		5,967,913,071
Liabilities
Payable for investments purchased	$33,512,068
Payable for fund shares redeemed	935,760
Other payables and accrued expenses	56,338
Collateral on securities loaned	71,814,939
Total liabilities		106,319,105
Net Assets		$5,861,593,966
Net Assets consist of:
Paid in capital		$3,330,737,326
Total distributable earnings (loss)		2,530,856,640
Net Assets		$5,861,593,966
Net Asset Value and Maximum Offering Price
Series Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($5,861,593,966 ÷ 421,468,885 shares)		$13.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$18,328,387
Income from Fidelity Central Funds		869,186
Total income		19,197,573
Expenses
Custodian fees and expenses	$111,758
Independent trustees' fees and expenses	18,906
Legal	541
Interest	8,265
Commitment fees	7,828
Total expenses		147,298
Net investment income (loss)		19,050,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	299,904,741
Fidelity Central Funds	4,296
Foreign currency transactions	(45,787)
Total net realized gain (loss)		299,863,250
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $930,518)	(323,800,227)
Assets and liabilities in foreign currencies	(17,880)
Total change in net unrealized appreciation (depreciation)		(323,818,107)
Net gain (loss)		(23,954,857)
Net increase (decrease) in net assets resulting from operations		$(4,904,582)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,050,275	$47,936,796
Net realized gain (loss)	299,863,250	672,796,190
Change in net unrealized appreciation (depreciation)	(323,818,107)	683,617,133
Net increase (decrease) in net assets resulting from operations	(4,904,582)	1,404,350,119
Distributions to shareholders	(763,496,173)	–
Distributions to shareholders from net investment income	–	(30,301,164)
Distributions to shareholders from net realized gain	–	(594,846,797)
Total distributions	(763,496,173)	(625,147,961)
Share transactions - net increase (decrease)	624,014,565	(294,231,172)
Total increase (decrease) in net assets	(144,386,190)	484,970,986
Net Assets
Beginning of period	6,005,980,156	5,521,009,170
End of period	$5,861,593,966	$6,005,980,156
Other Information
Undistributed net investment income end of period		$27,489,767

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Blue Chip Growth Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$15.90	$14.07	$11.47	$13.36	$11.18	$10.00
Income from Investment Operations
Net investment income (loss)B	.05	.12C	.03	.02	.03	.02
Net realized and unrealized gain (loss)	(.03)	3.28	2.74	(.42)	2.27	1.17
Total from investment operations	.02	3.40	2.77	(.40)	2.30	1.19
Distributions from net investment income	(.12)	(.07)	(.03)	(.02)	(.02)	(.01)
Distributions from net realized gain	(1.89)	(1.50)	(.14)	(1.48)	(.10)	–
Total distributions	(2.01)	(1.57)	(.17)	(1.49)D	(.12)	(.01)
Net asset value, end of period	$13.91	$15.90	$14.07	$11.47	$13.36	$11.18
Total ReturnE,F	(.07)%	26.54%	24.50%	(2.63)%	20.74%	11.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	.01%I	- %J	.59%	.73%	.79%	.74%I
Expenses net of fee waivers, if any	.01%I	- %J	.59%	.73%	.78%	.74%I
Expenses net of all reductions	.01%I	- %J	.59%	.73%	.78%	.74%I
Net investment income (loss)	.66%I	.81%C	.26%	.17%	.20%	.26%I
Supplemental Data
Net assets, end of period (000 omitted)	$5,861,594	$6,005,980	$2,208,451	$2,417,952	$2,831,293	$3,288,708
Portfolio turnover rateK	48%I	41%	47%	55%	57%	67%I,L

 A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

 D Total distributions of $1.49 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.477 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount represents less than .005%.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Blue Chip Growth.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 501,937,823	Market approach	Transaction price	$0.24 - $277.28 / $176.53	Increase
			Discount rate	10.0%	Decrease
		Recovery value	Recovery value	0.0% - 1.5% / 1.2%	Increase
		Market comparable	Transaction price	$9.15 - $411.85 / $204.78	Increase
			Enterprise value/Sales multiple (EV/S)	1.1 - 10.2 / 3.3	Increase
			Discount rate	7.5% - 69.0% / 30.5%	Decrease
			Price/Earnings multiple (P/E)	11.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 11.9%	Decrease
			Conversion ratio	3.0	Increase
			Proxy discount	21.3% - 26.0% / 22.1%	Decrease
			Premium rate	6.0% - 9.0% / 8.0%	Increase
			Proxy premium	10.8%	Increase
			Liquidity preference	$14.90 - $45.76 / $32.77	Increase
		Discount cash flow	Discount rate	24.1% - 25.0% / 24.6%	Decrease
			Growth rate	3.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,527,046,265
Gross unrealized depreciation	(133,727,760)
Net unrealized appreciation (depreciation)	$2,393,318,505
Tax cost	$3,535,937,073

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $20,381,570 in these Subsidiaries, representing .35% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,430,934,194 and $1,409,462,799, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,026 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$22,716,167	2.18%	$8,265

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $14,619.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,828 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,262,822. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $631,262, including $65,210 from securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Series Blue Chip Growth	$763,496,173	$–
Total	$763,496,173	$–
From net investment income
Series Blue Chip Growth	$–	$30,301,164
Total	$–	$30,301,164
From net realized gain
Series Blue Chip Growth	$–	$594,846,797
Total	$–	$594,846,797

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018	Six months ended January 31, 2019	Year ended July 31, 2018
Series Blue Chip Growth
Shares sold	13,400,758	269,791,046	$187,566,550	$3,797,539,895
Reinvestment of distributions	52,744,114	46,816,082	763,496,173	625,147,961
Shares redeemed	(22,292,046)	(95,983,048)	(327,048,158)	(1,414,376,373)
Net increase (decrease)	43,852,826	220,624,080	$624,014,565	$3,008,311,483
Class F
Shares sold	–	1,143,506	$–	$16,094,327
Shares redeemed	–	(236,497,813)	–	(3,318,636,982)
Net increase (decrease)	–	(235,354,307)	$–	$(3,302,542,655)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Series Blue Chip Growth	.01%
Actual		$1,000.00	$999.30	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through September 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XS1-SANN-0319
1.967988.105

Fidelity® Series Real Estate Income Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Five Stocks as of January 31, 2019

% of fund's net assets
Equity Lifestyle Properties, Inc.	1.5
Apartment Investment & Management Co. Class A	1.4
Ventas, Inc.	1.3
American Tower Corp.	1.2
Acadia Realty Trust (SBI)	1.1
6.5

Top 5 Bonds as of January 31, 2019

% of fund's net assets
Senior Housing Properties Trust 4.75% 5/1/24	1.3
RWT Holdings, Inc. 5.625% 11/15/19	1.2
Kennedy-Wilson, Inc. 5.875% 4/1/24	1.1
Howard Hughes Corp. 5.375% 3/15/25	0.8
PennyMac Corp. 5.375% 5/1/20	0.8
5.2

Top Five REIT Sectors as of January 31, 2019

% of fund's net assets
REITs - Mortgage	18.7
REITs - Health Care	7.1
REITs - Diversified	6.6
REITs - Apartments	4.8
REITs - Shopping Centers	2.6

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	36.5%
Bonds	46.4%
Convertible Securities	8.2%
Other Investments	5.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 1.6%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 15.3%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Destinations, Inc.	22,700	$956,578
Wyndham Hotels & Resorts, Inc.	15,000	736,350
		1,692,928
FINANCIALS - 2.4%
Capital Markets - 0.2%
Ellington Financial LLC	124,800	2,064,192
Insurance - 0.1%
FNF Group	28,900	1,045,024
Mortgage Real Estate Investment Trusts - 2.1%
Anworth Mortgage Asset Corp.	35,512	158,739
Chimera Investment Corp.	108,200	2,059,046
Dynex Capital, Inc.	228,800	1,377,376
Ellington Residential Mortgage REIT	39,900	465,234
Great Ajax Corp.	199,926	2,581,045
Hunt Companies Finance Trust, Inc.	17,008	57,827
Invesco Mortgage Capital, Inc.	92,100	1,482,810
MFA Financial, Inc.	1,215,000	8,905,950
New Residential Investment Corp.	12,200	207,156
Redwood Trust, Inc.	99,400	1,603,322
Two Harbors Investment Corp.	26,600	388,094
		19,286,599

TOTAL FINANCIALS		22,395,815

REAL ESTATE - 12.7%
Equity Real Estate Investment Trusts (REITs) - 12.5%
Acadia Realty Trust (SBI)	335,400	9,636,042
American Homes 4 Rent Class A	18,667	412,727
American Tower Corp.	64,300	11,113,612
Apartment Investment & Management Co. Class A	254,701	12,612,794
AvalonBay Communities, Inc.	17,600	3,395,392
Brixmor Property Group, Inc.	11,500	196,995
Cedar Realty Trust, Inc.	32,200	112,378
Colony Capital, Inc.	698,199	4,238,068
Crown Castle International Corp.	33,000	3,862,980
DDR Corp.	154,200	2,015,394
Equinix, Inc.	15,300	6,028,200
Equity Lifestyle Properties, Inc.	125,800	13,319,700
Equity Residential (SBI)	57,200	4,150,432
Extra Space Storage, Inc.	3,100	305,691
Healthcare Realty Trust, Inc.	47,500	1,533,775
Healthcare Trust of America, Inc.	98,950	2,812,159
Lexington Corporate Properties Trust	334,422	3,213,795
Mid-America Apartment Communities, Inc.	70,814	7,172,042
Monmouth Real Estate Investment Corp. Class A	14,600	200,604
Omega Healthcare Investors, Inc.	28,800	1,157,472
Outfront Media, Inc.	36,700	761,525
Public Storage	4,000	850,080
Sabra Health Care REIT, Inc.	226,600	4,654,364
Safety Income and Growth, Inc.	46,000	811,440
Senior Housing Properties Trust (SBI)	185,800	2,558,466
Spirit MTA REIT	9,630	75,307
Store Capital Corp.	68,900	2,226,848
Terreno Realty Corp.	39,680	1,600,691
UMH Properties, Inc.	20,000	280,600
Ventas, Inc.	177,728	11,461,679
VEREIT, Inc.	146,800	1,186,144
		113,957,396
Real Estate Management & Development - 0.2%
Colony NorthStar Credit Real Estate, Inc.	90,100	1,505,571
Retail Value, Inc.	18,694	568,485
		2,074,056

TOTAL REAL ESTATE		116,031,452

TOTAL COMMON STOCKS
(Cost $111,057,720)		140,120,195

Preferred Stocks - 23.5%
Convertible Preferred Stocks - 2.3%
FINANCIALS - 1.0%
Mortgage Real Estate Investment Trusts - 1.0%
Great Ajax Corp. 7.25%	306,500	7,435,690
ZAIS Financial Corp. 7.00%	68,900	1,766,596
		9,202,286
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	8,241	290,354
Braemar Hotels & Resorts, Inc. 5.50%	17,783	335,210
iStar Financial, Inc. Series J, 4.50%	44,700	1,956,501
Lexington Corporate Properties Trust Series C, 6.50%	70,019	3,430,931
QTS Realty Trust, Inc. 6.50%	8,000	827,827
RLJ Lodging Trust Series A, 1.95%	38,600	985,072
Wheeler REIT, Inc. 8.75%	208,000	2,494,606
		10,320,501
Real Estate Management & Development - 0.2%
Landmark Infrastructure Partners LP 7.012%	55,500	1,372,165
TOTAL REAL ESTATE		11,692,666

TOTAL CONVERTIBLE PREFERRED STOCKS		20,894,952

Nonconvertible Preferred Stocks - 21.2%
FINANCIALS - 10.7%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	31,528	746,999
Mortgage Real Estate Investment Trusts - 10.6%
AG Mortgage Investment Trust, Inc.:
8.00%	137,584	3,524,902
8.25%	1,300	33,020
AGNC Investment Corp.:
Series B, 7.75%	29,100	731,865
Series C, 7.00%	61,500	1,559,025
Annaly Capital Management, Inc.:
Series C, 7.625%	14,664	373,785
Series D, 7.50%	81,400	2,071,630
Series F, 6.95%	206,600	5,218,716
Series G, 6.50%	118,900	2,834,576
Series H, 8.125%	33,100	847,625
Anworth Mortgage Asset Corp. Series A, 8.625%	108,738	2,804,212
Apollo Commercial Real Estate Finance, Inc. Series C, 8.00%	89,058	2,258,511
Arbor Realty Trust, Inc.:
Series A, 8.25%	41,922	1,077,630
Series B, 7.75%	40,000	1,017,660
Series C, 8.50%	15,000	384,275
Armour Residential REIT, Inc. Series B, 7.875%	25,701	635,329
Capstead Mortgage Corp. Series E, 7.50%	37,016	932,803
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	61,500	1,534,757
Chimera Investment Corp.:
8.00% (a)	97,110	2,466,594
Series A, 8.00%	36,200	929,978
Series B, 8.00%	328,858	8,471,382
Series C, 7.75%	166,514	4,139,538
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,453,082
Series B, 7.625%	47,335	1,123,970
Exantas Capital Corp. 8.625%	2,011	50,275
Hunt Companies Finance Trust, Inc. Series A, 8.75%	28,863	723,018
Invesco Mortgage Capital, Inc.:
7.50%	381,256	9,188,270
Series A, 7.75%	30,151	752,267
Series B, 7.75%	226,916	5,804,511
MFA Financial, Inc.:
8.00%	108,747	2,781,748
Series B, 7.50%	188,749	4,745,150
New York Mortgage Trust, Inc.:
Series B, 7.75%	78,802	1,808,506
Series C, 7.875%	117,633	2,734,967
Series D, 8.00%	74,400	1,688,880
PennyMac Mortgage Investment Trust:
8.125%	70,600	1,782,650
Series B, 8.00%	108,600	2,717,172
Two Harbors Investment Corp.:
7.50%	113,333	2,716,592
7.75%	10,314	254,508
Series A, 8.125%	104,500	2,747,253
Series B, 7.625%	220,055	5,466,166
Series C, 7.25%	123,545	2,972,493
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	23,000	598,000
		96,957,291
TOTAL FINANCIALS		97,704,290
REAL ESTATE - 10.4%
Equity Real Estate Investment Trusts (REITs) - 10.4%
American Homes 4 Rent:
6.25%	17,800	438,592
Series D, 6.50%	40,000	961,600
Series E, 6.35%	46,100	1,065,371
Series F, 5.875%	44,883	1,031,411
Series G, 5.875%	34,800	767,688
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	12,945	313,657
Series F, 7.375%	53,100	1,099,701
Series G, 7.375%	25,579	548,925
Series H, 7.50%	33,400	719,770
Series I, 7.50%	55,811	1,163,659
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	102,400	2,614,272
Series C, 7.625%	27,200	685,440
Series D, 7.125%	30,000	697,800
Braemar Hotels & Resorts, Inc. Series D, 8.25%	33,200	810,077
Brookfield Property REIT, Inc. 6.375%	38,990	912,366
Cedar Realty Trust, Inc.:
Series B, 7.25%	24,806	590,135
Series C, 6.50%	50,200	1,003,749
City Office REIT, Inc. Series A, 6.625%	25,500	547,485
Colony Capital, Inc.:
Series B, 8.25%	42,790	1,080,448
Series E, 8.75%	95,816	2,457,680
Series G, 7.50%	72,608	1,613,081
Series H, 7.125%	178,912	3,739,261
Series I, 7.15%	196,135	4,148,255
Series J, 7.15%	263,637	5,541,650
DDR Corp.:
Series J, 6.50%	70,181	1,743,998
Series K, 6.25%	25,489	617,344
Digital Realty Trust, Inc.:
Series C, 6.625%	16,000	414,400
Series G, 5.875%	28,270	713,818
Series H, 7.375%	10,000	252,100
Farmland Partners, Inc. Series B, 6.00%	110,000	2,616,900
Gladstone Commercial Corp. Series D, 7.00%	101,200	2,552,264
Gladstone Land Corp. Series A, 6.375%	11,000	281,931
Global Medical REIT, Inc. Series A, 7.50%	22,800	565,440
Global Net Lease, Inc. Series A, 7.25%	123,600	2,936,736
Government Properties Income Trust 5.875%	37,500	882,750
Hersha Hospitality Trust Series D, 6.50%	40,000	865,200
Investors Real Estate Trust Series C, 6.625%	54,100	1,303,810
iStar Financial, Inc.:
Series D, 8.00%	62,442	1,582,280
Series G, 7.65%	97,500	2,262,000
Series I, 7.50%	26,900	638,606
Jernigan Capital, Inc. Series B, 7.00%	26,800	632,480
Kimco Realty Corp. Series M, 5.25%	22,400	493,472
Monmouth Real Estate Investment Corp. Series C, 6.125%	40,400	950,208
National Retail Properties, Inc. Series E, 5.70%	46,124	1,160,019
National Storage Affiliates Trust Series A, 6.00%	11,300	276,511
Pebblebrook Hotel Trust:
6.30%	40,000	1,018,800
6.375%	47,339	1,230,814
Series C, 6.50%	71,130	1,813,815
Series D, 6.375%	50,000	1,279,000
Pennsylvania (REIT):
Series B, 7.375%	55,408	1,125,336
Series C, 7.20%	9,000	172,529
Series D, 6.875%	25,700	489,328
Plymouth Industrial REIT, Inc. Series A, 7.50%	28,100	681,425
Prologis, Inc. Series Q, 8.54% (b)	15,800	950,054
PS Business Parks, Inc. Series U, 5.75%	102,483	2,398,102
Public Storage:
Series F, 5.15%	28,000	644,560
Series Y, 6.375%	19,826	503,779
QTS Realty Trust, Inc. Series A, 7.125%	32,500	828,750
RAIT Financial Trust 7.625%	46,080	829,901
Rexford Industrial Realty, Inc.:
Series A, 5.875%	25,000	578,250
Series B, 5.875%	49,100	1,152,868
Saul Centers, Inc.:
Series C, 6.875%	40,477	1,039,449
Series D, 6.125%	15,000	343,800
Sotherly Hotels, Inc.:
Series B, 8.00%	12,000	287,880
Series C, 7.875%	18,100	426,367
Spirit Realty Capital, Inc. Series A, 6.00%	15,500	352,315
Stag Industrial, Inc. Series C, 6.875%	17,000	438,600
Summit Hotel Properties, Inc.:
Series D, 6.45%	40,000	950,800
Series E, 6.25%	32,000	672,000
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	8,000	209,200
Series F, 6.45%	16,000	383,040
Taubman Centers, Inc. Series K, 6.25%	19,561	487,145
UMH Properties, Inc.:
Series B, 8.00%	150,700	3,934,777
Series C, 6.75%	58,520	1,436,666
Series D, 6.375%	19,700	458,025
Urstadt Biddle Properties, Inc.:
Series G, 6.75%	33,500	840,850
Series H, 6.25%	48,000	1,154,880
VEREIT, Inc. Series F, 6.70%	254,483	6,405,337
Washington Prime Group, Inc.:
Series H, 7.50%	53,575	870,594
Series I, 6.875%	10,483	165,346
		94,848,722
Real Estate Management & Development - 0.0%
Landmark Infrastructure Partners LP Series B, 7.90%	20,800	494,416
TOTAL REAL ESTATE		95,343,138
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	30,700	573,135

TOTAL NONCONVERTIBLE PREFERRED STOCKS		193,620,563

TOTAL PREFERRED STOCKS
(Cost $219,154,238)		214,515,515
	Principal Amount	Value

Corporate Bonds - 24.9%
Convertible Bonds - 5.9%
FINANCIALS - 5.6%
Diversified Financial Services - 0.4%
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (c)	2,620,000	2,651,885
6.375% 10/1/23	1,200,000	1,215,589
		3,867,474
Mortgage Real Estate Investment Trusts - 5.2%
Apollo Commercial Real Estate Finance, Inc. 5.375% 10/15/23	300,000	291,750
Arbor Realty Trust, Inc. 5.25% 7/1/21 (c)	1,200,000	1,203,000
Blackstone Mortgage Trust, Inc.:
4.375% 5/5/22	2,940,000	2,917,829
4.75% 3/15/23	1,600,000	1,582,976
Colony Financial, Inc.:
3.875% 1/15/21	5,220,000	4,940,730
5% 4/15/23	3,395,000	3,124,456
Exantas Capital Corp. 8% 1/15/20	1,810,000	1,864,300
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23 (c)	1,400,000	1,390,453
PennyMac Corp. 5.375% 5/1/20	6,884,000	6,807,271
Redwood Trust, Inc.:
4.75% 8/15/23	950,000	889,519
5.625% 7/15/24	3,709,000	3,651,421
RWT Holdings, Inc. 5.625% 11/15/19	11,250,000	11,285,685
Starwood Property Trust, Inc. 4.375% 4/1/23	2,680,000	2,655,116
Two Harbors Investment Corp. 6.25% 1/15/22	780,000	782,756
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	4,289,000	4,071,981
		47,459,243
TOTAL FINANCIALS		51,326,717
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Realty Capital Properties, Inc. 3.75% 12/15/20	2,660,000	2,627,083

TOTAL CONVERTIBLE BONDS		53,953,800

Nonconvertible Bonds - 19.0%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	240,000	242,700
CONSUMER DISCRETIONARY - 5.0%
Hotels, Restaurants & Leisure - 0.9%
ESH Hospitality, Inc. 5.25% 5/1/25 (c)	3,460,000	3,420,556
FelCor Lodging LP 6% 6/1/25	1,380,000	1,417,950
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24	460,000	465,750
Times Square Hotel Trust 8.528% 8/1/26 (c)	1,926,949	2,216,630
		7,520,886
Household Durables - 4.1%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (c)	3,070,000	2,739,975
6.875% 2/15/21 (c)	2,669,000	2,595,603
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	1,720,000	1,462,000
6.75% 3/15/25	1,535,000	1,373,825
8.75% 3/15/22	1,030,000	1,076,865
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (c)	1,060,000	1,038,800
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (c)	2,000,000	1,875,000
6.5% 12/15/20 (c)	2,425,000	2,437,125
KB Home 8% 3/15/20	2,395,000	2,493,794
LGI Homes, Inc. 6.875% 7/15/26 (c)	2,810,000	2,704,625
M/I Homes, Inc.:
5.625% 8/1/25	1,395,000	1,276,425
6.75% 1/15/21	735,000	742,350
Meritage Homes Corp.:
5.125% 6/6/27	885,000	794,004
6% 6/1/25	3,085,000	3,054,150
7% 4/1/22	2,005,000	2,107,756
7.15% 4/15/20	1,940,000	2,007,900
New Home Co. LLC 7.25% 4/1/22	2,515,000	2,307,513
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (c)	760,000	752,400
TRI Pointe Homes, Inc.:
5.25% 6/1/27	1,305,000	1,128,825
5.875% 6/15/24	805,000	775,819
William Lyon Homes, Inc.:
5.875% 1/31/25	1,915,000	1,685,200
7% 8/15/22	1,245,000	1,241,888
		37,671,842
TOTAL CONSUMER DISCRETIONARY		45,192,728
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	2,670,000	2,499,788
6.625% 6/15/24	1,455,000	1,433,175
C&S Group Enterprises LLC 5.375% 7/15/22 (c)	2,280,000	2,245,800
Cumberland Farms, Inc. 6.75% 5/1/25 (c)	365,000	370,475
New Albertsons, Inc. 8.7% 5/1/30	845,000	782,783
		7,332,021
FINANCIALS - 0.7%
Capital Markets - 0.0%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24	615,000	619,613
Diversified Financial Services - 0.6%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,659,000	1,613,256
Five Point Operation Co. LP 7.875% 11/15/25 (c)	2,685,000	2,577,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	820,000	826,240
6.25% 2/1/22	280,000	287,350
		5,304,446
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 4.75% 3/15/25	700,000	666,750
TOTAL FINANCIALS		6,590,809
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	4,040,000	4,019,800
5.5% 2/1/21	4,450,000	4,494,500
		8,514,300
INDUSTRIALS - 0.1%
Building Products - 0.1%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (c)	1,390,000	1,289,225
REAL ESTATE - 11.5%
Equity Real Estate Investment Trusts (REITs) - 8.2%
American Homes 4 Rent:
4.25% 2/15/28	2,000,000	1,926,825
4.9% 2/15/29	500,000	500,749
ARC Properties Operating Partnership LP 4.6% 2/6/24	1,640,000	1,661,673
Care Capital Properties LP 5.125% 8/15/26	6,386,000	6,000,020
CBL & Associates LP:
4.6% 10/15/24	5,401,000	4,158,770
5.25% 12/1/23	3,500,000	2,940,000
5.95% 12/15/26	2,434,000	1,935,030
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,343,000	1,309,425
DDR Corp.:
3.625% 2/1/25	128,000	123,563
4.625% 7/15/22	117,000	120,390
Equinix, Inc. 5.375% 5/15/27	1,175,000	1,177,938
HCP, Inc.:
4% 6/1/25	2,000,000	1,987,515
4.25% 11/15/23	1,185,000	1,202,885
Healthcare Realty Trust, Inc. 3.75% 4/15/23	967,000	956,477
Hospitality Properties Trust 5% 8/15/22	823,000	839,425
iStar Financial, Inc.:
4.625% 9/15/20	1,140,000	1,134,300
5% 7/1/19	2,063,000	2,065,579
5.25% 9/15/22	715,000	703,918
6% 4/1/22	1,490,000	1,486,275
Lexington Corporate Properties Trust:
4.25% 6/15/23	2,500,000	2,469,306
4.4% 6/15/24	385,000	384,345
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	4,130,000	4,020,555
5.25% 8/1/26	1,380,000	1,386,900
6.375% 3/1/24	790,000	825,550
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	579,000	580,912
4.5% 4/1/27	455,000	443,662
4.75% 1/15/28	1,479,000	1,466,972
4.95% 4/1/24	627,000	641,047
Regency Centers LP 3.6% 2/1/27	442,000	425,095
SBA Communications Corp. 4% 10/1/22	425,000	419,688
Select Income REIT:
4.15% 2/1/22	1,992,000	1,967,954
4.25% 5/15/24	890,000	842,564
4.5% 2/1/25	3,457,000	3,266,956
Senior Housing Properties Trust:
3.25% 5/1/19	500,000	498,315
4.75% 5/1/24	11,978,000	11,618,286
4.75% 2/15/28	4,000,000	3,587,891
6.75% 4/15/20	576,000	584,390
6.75% 12/15/21	2,000,000	2,094,259
VEREIT Operating Partnership LP 4.875% 6/1/26	2,055,000	2,089,294
WP Carey, Inc.:
4% 2/1/25	344,000	338,965
4.25% 10/1/26	905,000	892,667
4.6% 4/1/24	1,968,000	2,013,439
		75,089,769
Real Estate Management & Development - 3.3%
Greystar Real Estate Partners 5.75% 12/1/25 (c)	1,285,000	1,280,181
Howard Hughes Corp. 5.375% 3/15/25 (c)	6,965,000	6,927,737
Kennedy-Wilson, Inc. 5.875% 4/1/24	9,905,000	9,685,109
Mattamy Group Corp.:
6.5% 10/1/25 (c)	2,885,000	2,675,838
6.875% 12/15/23 (c)	2,420,000	2,353,208
Mid-America Apartments LP:
3.75% 6/15/24	337,000	334,989
4.3% 10/15/23	740,000	757,128
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (c)	1,345,000	1,308,013
Washington Prime Group LP 5.95% 8/15/24	5,008,000	4,540,903
		29,863,106
TOTAL REAL ESTATE		104,952,875

TOTAL NONCONVERTIBLE BONDS		174,114,658

TOTAL CORPORATE BONDS
(Cost $232,403,178)		228,068,458

Asset-Backed Securities - 3.5%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (c)	1,740,000	1,920,838
Series 2015-SFR1 Class E, 5.639% 4/17/52 (c)	1,354,586	1,445,837
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (c)	1,624,000	1,767,745
Class XS, 0% 10/17/45 (b)(c)(d)(e)	934,131	9
Colony Starwood Homes Series 2016-2A Class F, 1 month U.S. LIBOR + 4.150% 6.6589% 12/17/33 (c)(d)(f)	935,865	935,857
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,278,731
Series 2002-2 Class M2, 9.163% 3/1/33	1,764,640	1,628,219
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	261,416	264,961
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.539% 6.0465% 7/17/34 (c)(d)(f)	1,099,000	1,099,651
Home Partners of America Trust:
Series 2016-2 Class F, 1 month U.S. LIBOR + 4.700% 7.2075% 10/17/33 (c)(d)(f)	607,000	606,994
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.8575% 7/17/37 (c)(d)(f)	604,000	595,616
Invitation Homes Trust:
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 3.000% 5.5075% 12/17/36 (c)(d)(f)	1,407,000	1,410,562
Series 2018-SFR1 Class F, 1 month U.S. LIBOR + 2.500% 5.0075% 3/17/37 (c)(d)(f)	2,058,000	2,037,291
Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.7589% 6/17/37 (c)(d)(f)	1,000,000	986,224
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	2,494,916	1,743,866
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (c)	588,000	602,669
Series 2017-SFR1 Class F, 5.35% 8/17/34 (c)	526,000	531,821
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (c)(f)	783,000	776,625
Series 2018-SFR2 Class F, 4.953% 8/17/35 (c)	598,000	594,941
Series 2018-SFR3 Class F, 5.368% 10/17/35 (c)	588,000	593,817
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 5.5854% 12/25/33	206,704	128,042
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 5.1089% 1/17/35 (c)(d)(f)	994,000	988,610
Class F, 1 month U.S. LIBOR + 3.400% 5.9089% 1/17/35 (c)(d)(f)	2,132,000	2,147,251
Tricon American Homes:
Series 2017-SFR1 Class F, 5.151% 9/17/34 (c)	1,432,000	1,439,501
Series 2017-SFR2 Class F, 5.104% 1/17/36 (c)	628,000	630,790
Series 2018-SFR1 Class F, 4.96% 5/17/37 (c)	1,386,000	1,372,462
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (c)	1,310,000	1,332,830
VB-S1 Issuer LLC:
Series 2016-1A Class F, 6.901% 6/15/46 (c)	1,453,000	1,497,176
Series 2018-1A Class F, 5.25% 2/15/48 (c)	2,044,000	1,975,022
TOTAL ASSET-BACKED SECURITIES
(Cost $31,993,147)		32,333,958

Collateralized Mortgage Obligations - 0.4%
Private Sponsor - 0.4%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.3639% 12/25/46 (c)(d)	811,000	825,884
Series 2010-K7 Class B, 5.5005% 4/25/20 (c)(d)	2,605,000	2,669,242
Collateralized Mortgage Obligations
(Cost $3,376,493)		3,495,126

Commercial Mortgage Securities - 23.5%
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (c)	588,000	492,392
Series 2018-BN12 Class D, 3% 5/15/61 (c)	299,000	242,005
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.2844% 9/10/28 (c)(d)	1,626,000	1,567,950
Class F, 4.2844% 9/10/28 (c)(d)	800,000	746,521
BX Commercial Mortgage Trust floater Series 2018-BIOA Class F, 1 month U.S. LIBOR + 2.471% 4.98% 3/15/37 (c)(d)(f)	2,000,000	1,977,432
BX Trust:
floater Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 4.5589% 11/15/35 (c)(d)(f)	1,698,466	1,683,557
Class H, 1 month U.S. LIBOR + 3.000% 5.5089% 11/15/35 (c)(d)(f)	1,551,685	1,535,153
Series 2017-IMC Class F, 1 month U.S. LIBOR + 4.250% 6.7589% 10/15/32 (c)(d)(f)	2,119,000	2,110,472
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 5.75% 12/15/37 (c)(d)(f)(g)	1,021,000	1,021,000
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.4883% 4/10/29 (c)(d)	806,000	810,168
Class F, 5.4883% 4/10/29 (c)(d)	1,890,000	1,843,659
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (c)	2,188,000	1,834,435
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class E, 3.7859% 4/10/28 (c)(d)	561,000	565,211
CGMS Commercial Mortgage Trust Series 2017-MDRB Class E, 1 month U.S. LIBOR + 3.872% 6.3804% 7/15/30 (c)(d)(f)	1,154,000	1,147,564
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2167% 9/10/46 (c)(d)	2,496,000	2,490,167
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.8589% 7/15/27 (c)(d)(f)	567,000	566,357
Series 2016-C3 Class D, 3% 11/15/49 (c)	2,911,000	2,323,318
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 5.5589% 9/15/33 (c)(d)(f)	735,000	728,465
Class G, 1 month U.S. LIBOR + 5.056% 7.5652% 9/15/33 (c)(d)(f)	735,000	692,551
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (c)	2,000,000	1,606,835
Series 2012-CR1:
Class C, 5.3207% 5/15/45 (d)	3,000,000	3,085,138
Class D, 5.3207% 5/15/45 (c)(d)	1,917,000	1,918,374
Class G, 2.462% 5/15/45 (c)	1,133,000	857,503
Series 2012-LC4:
Class C, 5.5388% 12/10/44 (d)	780,000	806,863
Class D, 5.5388% 12/10/44 (c)(d)	3,532,000	3,237,102
Series 2013-CCRE6 Class E, 4.0838% 3/10/46 (c)(d)	147,000	126,496
Series 2013-CR10 Class D, 4.7925% 8/10/46 (c)(d)	1,756,000	1,695,673
Series 2013-CR12 Class D, 5.0858% 10/10/46 (c)(d)	2,900,000	2,569,635
Series 2013-CR6 Class F, 4.0838% 3/10/46 (c)(d)	1,459,000	1,047,135
Series 2013-LC6 Class D, 4.2632% 1/10/46 (c)(d)	2,732,000	2,671,847
Series 2014-UBS2 Class D, 5.002% 3/10/47 (c)(d)	537,000	482,768
Series 2016-CD1 Class D, 2.7691% 8/10/49 (c)(d)	2,104,000	1,730,435
Series 2017-CD4 Class D, 3.3% 5/10/50 (c)	1,161,000	972,066
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 4.5361% 5/10/43 (c)(d)	1,160,979	1,151,410
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2 Class D, 4.8315% 8/15/45 (c)(d)	836,000	825,065
Core Industrial Trust:
Series 2015-TEXW Class F, 3.8487% 2/10/34 (c)(d)	2,429,000	2,381,912
Series 2015-WEST Class F, 4.2268% 2/10/37 (c)(d)	2,496,000	2,395,965
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.47% 6/15/50 (c)	1,717,000	1,531,589
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (c)(d)	1,206,000	1,169,215
Series 2017-CX9 Class D, 4.1572% 9/15/50 (c)(d)	432,000	386,473
CSMC Trust Series 2016-MFF Class F, 1 month U.S. LIBOR + 7.250% 9.7589% 11/15/33 (c)(d)(f)	2,700,000	2,692,223
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (c)(d)	1,000,000	971,507
Class E, 4.9345% 1/10/34 (c)(d)	2,047,000	1,924,631
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.6982% 11/10/46 (c)(d)	2,745,000	2,820,548
Class G, 4.652% 11/10/46 (c)	2,640,000	2,419,474
Series 2011-LC3A Class D, 5.3379% 8/10/44 (c)(d)	728,000	751,109
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.5726% 12/25/43 (d)(e)	4,947,000	225,231
Series K012 Class X3, 2.2521% 1/25/41 (d)(e)	2,799,977	116,738
Series K013 Class X3, 2.8142% 1/25/43 (d)(e)	4,806,000	254,059
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class DFX, 3.3822% 12/15/34 (c)(d)	300,000	296,731
Class EFX, 3.3822% 12/15/34 (c)(d)	2,947,000	2,902,323
Class FFX, 3.3822% 12/15/34 (c)(d)	3,708,000	3,628,238
Class GFX, 3.3822% 12/15/34 (c)(d)	3,333,000	3,256,687
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.453% 11/21/35 (c)(d)(f)	1,500,000	1,487,856
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 5.1089% 7/15/35 (c)(d)(f)	669,000	646,388
Series 2010-C2 Class D, 5.1812% 12/10/43 (c)(d)	2,000,000	2,054,002
Series 2011-GC5:
Class D, 5.3909% 8/10/44 (c)(d)	2,516,000	2,475,867
Class E, 5.3909% 8/10/44 (c)(d)	756,000	657,922
Class F, 4.5% 8/10/44 (c)	588,000	349,287
Series 2012-GC6:
Class C, 5.6517% 1/10/45 (c)(d)	2,400,000	2,492,679
Class D, 5.6517% 1/10/45 (c)(d)	1,816,000	1,811,111
Class E, 5% 1/10/45 (c)(d)	831,000	736,835
Series 2012-GCJ7:
Class C, 5.7033% 5/10/45 (d)	3,500,000	3,623,341
Class D, 5.7033% 5/10/45 (c)(d)	3,425,000	3,253,416
Class E, 5% 5/10/45 (c)	975,966	665,118
Series 2012-GCJ9:
Class D, 4.7465% 11/10/45 (c)(d)	1,507,000	1,497,585
Class E, 4.7465% 11/10/45 (c)(d)	333,000	304,421
Series 2013-GC14 Class D, 4.7498% 8/10/46 (c)(d)	320,000	307,757
Series 2013-GC16:
Class D, 5.3106% 11/10/46 (c)(d)	3,250,000	3,300,574
Class F, 3.5% 11/10/46 (c)	1,428,000	1,065,694
Series 2016-GS2 Class D, 2.753% 5/10/49 (c)	1,964,000	1,598,003
Series 2016-GS3 Class D, 2.62% 10/10/49 (c)	602,000	470,849
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (c)	5,523,000	5,527,894
Series 2016-RENT:
Class E, 4.0667% 2/10/29 (c)(d)	2,614,000	2,572,418
Class F, 4.0667% 2/10/29 (c)(d)	3,110,000	3,005,264
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (c)(d)	1,460,000	1,335,357
Series 2016-SFP Class F, 6.1552% 11/5/35 (c)	4,443,000	4,544,094
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (c)(d)	1,589,000	1,486,638
Class FFL, 1 month U.S. LIBOR + 2.850% 5.3589% 6/15/34 (c)(d)(f)	664,000	655,775
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (c)	504,000	504,443
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.7575% 7/17/37 (c)(d)(f)	1,491,000	1,470,155
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 4.7075% 1/17/38 (c)(d)(f)	590,000	577,774
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (c)	1,526,000	1,277,013
Series 2014-C26 Class D, 3.9215% 1/15/48 (c)(d)	602,000	543,060
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4424% 12/15/49 (c)(d)	1,809,000	1,521,673
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0933% 12/15/49 (c)(d)	1,308,000	1,065,737
Series 2018-C8 Class D, 3.2455% 6/15/51 (c)(d)	302,000	250,200
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class C, 5.1909% 6/15/45 (d)	1,240,000	1,264,356
Class E, 5.1909% 6/15/45 (c)(d)	1,037,000	967,056
Class G 4% 6/15/45 (c)	805,000	437,170
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.6604% 2/15/46 (c)(d)	3,311,000	3,267,252
Class G, 4.409% 2/15/46 (c)(d)	1,680,000	1,424,926
Class H, 4.409% 2/15/46 (c)(d)	1,320,000	1,020,658
Series 2011-C4 Class E, 5.5356% 7/15/46 (c)(d)	1,390,000	1,438,931
Series 2013-LC11:
Class D, 4.1687% 4/15/46 (d)	1,207,000	1,041,161
Class F, 3.25% 4/15/46 (c)(d)	482,000	299,852
Series 2014-DSTY Class E, 3.8046% 6/10/27 (c)(d)	924,000	286,226
Series 2015-UES Class F, 3.621% 9/5/32 (c)(d)	1,843,000	1,790,655
Series 2018-AON Class F, 4.6132% 7/5/31 (c)	904,000	870,590
Kref Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 5.0589% 6/15/36 (c)(d)(f)	440,000	434,111
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.6763% 5/12/39 (d)	376,387	378,154
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.6854% 8/15/45 (c)(d)	670,000	670,092
Series 2012-C6 Class D, 4.6103% 11/15/45 (c)(d)	2,000,000	2,023,467
Series 2013-C12 Class D, 4.766% 10/15/46 (c)(d)	1,500,000	1,461,963
Series 2013-C13:
Class D, 4.9091% 11/15/46 (c)(d)	2,935,000	2,951,620
Class E, 4.9091% 11/15/46 (c)(d)	621,000	540,910
Series 2013-C7:
Class D, 4.2233% 2/15/46 (c)(d)	998,000	915,138
Class E, 4.2233% 2/15/46 (c)(d)	1,490,000	1,199,428
Series 2013-C9 Class C, 4.0379% 5/15/46 (d)	588,000	583,021
Series 2016-C30 Class D, 3% 9/15/49 (c)	963,000	792,455
Series 2016-C31 Class D, 3% 11/15/49 (c)(d)	1,500,000	1,183,445
Series 2016-C32 Class D, 3.396% 12/15/49 (c)	1,071,000	890,103
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (c)	265,711	230,117
Series 2011-C2:
Class D, 5.4847% 6/15/44 (c)(d)	2,382,000	2,392,656
Class E, 5.4847% 6/15/44 (c)(d)	2,396,000	2,318,653
Class F, 5.4847% 6/15/44 (c)(d)	1,467,000	1,269,303
Class XB, 0.5352% 6/15/44 (c)(d)(e)	51,641,000	602,082
Series 2011-C3:
Class E, 5.1539% 7/15/49 (c)(d)	613,000	610,269
Class F, 5.1539% 7/15/49 (c)(d)	572,000	561,871
Class G, 5.1539% 7/15/49 (c)(d)	904,000	806,872
Series 2012-C4 Class D, 5.4199% 3/15/45 (c)(d)	1,640,000	1,579,740
Series 2015-MS1 Class D, 4.0306% 5/15/48 (c)(d)	1,922,000	1,753,010
Series 2015-UBS8 Class D, 3.18% 12/15/48 (c)	987,000	824,714
Series 2016-BNK2 Class C, 3% 11/15/49 (c)	2,312,000	1,920,369
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 9.4354% 8/15/19 (c)(d)(f)	1,280,565	1,292,722
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.7589% 8/15/34 (c)(d)(f)	2,183,629	2,180,874
MSCCG Trust floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 4.6589% 10/15/37 (c)(d)(f)	882,000	869,843
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (c)	2,828,800	2,837,039
Class E, 6.8087% 11/15/34 (c)	1,746,750	1,675,733
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (c)(d)	1,000,000	942,104
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 5.206% 6/15/35 (c)(d)(f)	315,000	314,409
Class WAN2, 1 month U.S. LIBOR + 3.750% 6.206% 6/15/35 (c)(d)(f)	113,725	112,544
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (c)	1,110,337	1,296,508
RETL floater Series 2018-RVP Class E, 1 month U.S. LIBOR + 4.500% 7.0089% 3/15/33 (c)(d)(f)	1,260,000	1,253,651
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5437% 5/10/45 (c)(d)	645,000	639,869
Class E, 5% 5/10/45 (c)(d)	1,165,000	1,036,752
Class F, 5% 5/10/45 (c)(d)	399,000	295,057
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (c)(d)	1,460,000	1,380,387
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.7627% 10/15/45 (c)(d)	492,000	486,791
Class E, 4.7627% 10/15/45 (c)(d)	1,445,000	1,415,040
Series 2016-BNK1 Class D, 3% 8/15/49 (c)	1,260,000	1,042,859
Series 2016-C35 Class D, 3.142% 7/15/48 (c)	3,317,000	2,718,064
Series 2016-NXS6 Class D, 3.059% 11/15/49 (c)	906,000	745,795
Series 2017-C38 Class D, 3% 7/15/50 (c)(d)	757,000	606,656
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (c)	2,100,000	2,145,372
Class D, 5.6828% 3/15/44 (c)(d)	1,000,000	892,631
Series 2011-C5:
Class C, 5.6723% 11/15/44 (c)(d)	1,250,000	1,304,328
Class E, 5.6723% 11/15/44 (c)(d)	693,000	697,327
Class F, 5.25% 11/15/44 (c)(d)	2,000,000	1,799,986
Class G, 5.25% 11/15/44 (c)(d)	1,000,000	847,732
Series 2012-C7 Class D, 4.821% 6/15/45 (c)(d)	620,000	572,085
Series 2012-C8 Class E, 4.8925% 8/15/45 (c)(d)	524,000	512,022
Series 2013-C16 Class D, 5.0374% 9/15/46 (c)(d)	673,000	634,821
Series 2013-UBS1 Class D, 4.742% 3/15/46 (c)(d)	859,000	838,422
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 1 month U.S. LIBOR + 3.720% 6.2292% 11/15/29 (c)(d)(f)	952,061	946,294
Class G, 1 month U.S. LIBOR + 3.020% 5.5289% 11/15/29 (c)(d)(f)	1,614,085	1,591,798
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (c)(d)	1,168,000	945,952
Class PR2, 3.516% 6/5/35 (c)(d)	459,000	344,545
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $206,361,980)		214,641,983

Bank Loan Obligations - 5.2%
COMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.5% 4/11/25 (d)(f)	3,383,736	3,318,869
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.6%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2489% 12/22/24 (d)(f)	853,570	840,877
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.4989% 8/30/23 (d)(f)	2,372,809	2,327,133
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.4566% 6/10/22 (d)(f)	736,608	724,903
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.25% 4/27/24 (d)(f)	739,453	712,648
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7489% 5/31/25 (d)(f)	453,863	447,622
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.2489% 5/30/25 (d)(f)	239,400	235,167
		5,288,350
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.956% 6/23/23 (d)(f)	1,852,969	1,600,502

TOTAL CONSUMER DISCRETIONARY		6,888,852

CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.7%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.6912% 6/22/23 (d)(f)	3,098,520	3,048,169
3 month U.S. LIBOR + 3.000% 5.8216% 12/21/22 (d)(f)	3,076,177	3,030,803
		6,078,972
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.75% 6/1/25 (d)(f)	1,492,500	1,477,575
Oil, Gas & Consumable Fuels - 0.6%
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.553% 12/19/20 (d)(f)	4,384,534	4,278,559
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.2489% 10/2/23 (d)(f)	979,955	954,535
		5,233,094

TOTAL ENERGY		6,710,669

FINANCIALS - 0.3%
Diversified Financial Services - 0.2%
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (b)(d)	1,629,000	1,696,115
Real Estate Management & Development - 0.0%
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.4139% 3/23/25 (d)(f)	440,000	432,643
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.519% 12/5/20 (d)(f)	544,862	536,689

TOTAL FINANCIALS		2,665,447

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.9566% 1/27/21 (d)(f)	1,311,271	1,288,049
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4989% 2/27/25 (d)(f)	1,846,050	1,795,284
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.9989% 12/20/24 (d)(f)	541,223	538,966
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 4.219% 2/6/22 (b)(d)(f)	5,000,000	4,850,000
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2579% 6/28/23 (d)(f)	2,228,800	2,203,726
		7,053,726
Real Estate Management & Development - 0.6%
Capital Automotive LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 5% 3/24/24 (d)(f)	550,476	534,650
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7489% 8/21/25 (d)(f)	3,506,950	3,435,934
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.503% 12/22/24 (d)(f)	1,485,000	1,456,696
		5,427,280

TOTAL REAL ESTATE		12,481,006

UTILITIES - 0.6%
Electric Utilities - 0.2%
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2489% 1/30/24 (d)(f)	1,762,305	1,692,553
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2489% 1/30/24 (d)(f)	97,157	93,311
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6% 12/2/21 (d)(f)	248,874	238,091
		2,023,955
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2489% 4/13/23 (d)(f)	1,396,697	1,386,222
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 9.803% 10/18/22 (d)(f)	2,565,337	2,456,310
		3,842,532

TOTAL UTILITIES		5,866,487

TOTAL BANK LOAN OBLIGATIONS
(Cost $48,418,447)		47,632,601
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 2.43% (h)
(Cost $31,190,598)	31,187,986	31,194,224
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $883,955,801)		912,002,060
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,526,957
NET ASSETS - 100%		$914,529,017

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $280,103,315 or 30.6% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$312,311

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,692,928	$1,692,928	$--	$--
Financials	129,302,391	120,100,105	9,202,286	--
Real Estate	223,067,256	210,424,536	11,692,666	950,054
Utilities	573,135	573,135	--	--
Corporate Bonds	228,068,458	--	228,068,458	--
Asset-Backed Securities	32,333,958	--	32,333,949	9
Collateralized Mortgage Obligations	3,495,126	--	3,495,126	--
Commercial Mortgage Securities	214,641,983	--	214,641,983	--
Bank Loan Obligations	47,632,601	--	41,086,486	6,546,115
Money Market Funds	31,194,224	31,194,224	--	--
Total Investments in Securities:	$912,002,060	$363,984,928	$540,520,954	$7,496,178

The following is a reconciliation of Investments in Securities Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$9,629,302
Net Realized Gain (Loss) on Investment Securities	1,842
Net Unrealized Gain (Loss) on Investment Securities	(63,892)
Cost of Purchases	--
Proceeds of Sales	(3,026,000)
Amortization/Accretion	4,863
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$6,546,115
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$(50,499)
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(63,516)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	1,013,579
Transfers out of Level 3	--
Ending Balance	$950,063
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$(63,516)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	2.1%
BBB	11.9%
BB	13.8%
B	12.4%
CCC,CC,C	1.3%
Not Rated	15.7%
Equities	38.8%
Short-Term Investments and Net Other Assets	3.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $852,765,203)	$880,807,836
Fidelity Central Funds (cost $31,190,598)	31,194,224
Total Investment in Securities (cost $883,955,801)		$912,002,060
Cash		95,105
Receivable for investments sold		1,399,663
Receivable for fund shares sold		373,122
Dividends receivable		268,823
Interest receivable		4,843,057
Distributions receivable from Fidelity Central Funds		58,934
Other receivables		68
Total assets		919,040,832
Liabilities
Payable for investments purchased
Regular delivery	$3,031,369
Delayed delivery	1,021,000
Payable for fund shares redeemed	455,757
Other payables and accrued expenses	3,689
Total liabilities		4,511,815
Net Assets		$914,529,017
Net Assets consist of:
Paid in capital		$885,294,488
Total distributable earnings (loss)		29,234,529
Net Assets		$914,529,017
Net Asset Value and Maximum Offering Price

Net Asset Value, offering price and redemption price per share ($914,529,017 ÷ 85,734,533 shares)		$10.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$9,196,424
Interest		15,458,582
Income from Fidelity Central Funds		312,311
Total income		24,967,317
Expenses
Custodian fees and expenses	$6,831
Independent trustees' fees and expenses	2,900
Commitment fees	1,206
Miscellaneous	287
Total expenses before reductions	11,224
Expense reductions	(6,077)
Total expenses after reductions		5,147
Net investment income (loss)		24,962,170
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,132,721
Fidelity Central Funds	38
Foreign currency transactions	(142)
Total net realized gain (loss)		5,132,617
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,247,079)
Fidelity Central Funds	(91)
Total change in net unrealized appreciation (depreciation)		(7,247,170)
Net gain (loss)		(2,114,553)
Net increase (decrease) in net assets resulting from operations		$22,847,617

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,962,170	$48,424,597
Net realized gain (loss)	5,132,617	16,351,331
Change in net unrealized appreciation (depreciation)	(7,247,170)	(32,584,399)
Net increase (decrease) in net assets resulting from operations	22,847,617	32,191,529
Distributions to shareholders	(47,600,566)	–
Distributions to shareholders from net investment income	–	(49,000,695)
Distributions to shareholders from net realized gain	–	(12,651,932)
Total distributions	(47,600,566)	(61,652,627)
Share transactions - net increase (decrease)	31,894,131	36,122,209
Total increase (decrease) in net assets	7,141,182	6,661,111
Net Assets
Beginning of period	907,387,835	900,726,724
End of period	$914,529,017	$907,387,835
Other Information
Undistributed net investment income end of period		$6,659,140

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Real Estate Income Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.34	$11.43	$11.13	$11.47	$11.41
Income from Investment Operations
Net investment income (loss)A	.30	.59	.55	.52	.56	.58
Net realized and unrealized gain (loss)	(.03)	(.20)	.06	.42	(.01)	.31
Total from investment operations	.27	.39	.61	.94	.55	.89
Distributions from net investment income	(.40)	(.60)	(.52)	(.53)	(.61)	(.59)
Distributions from net realized gain	(.17)	(.16)	(.18)	(.11)	(.29)	(.24)
Total distributions	(.57)	(.76)	(.70)	(.64)	(.89)B	(.83)
Net asset value, end of period	$10.67	$10.97	$11.34	$11.43	$11.13	$11.47
Total ReturnC,D	2.59%	3.61%	5.65%	8.93%	5.05%	8.33%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G,H	- %H	.63%	.77%	.77%	.77%
Expenses net of fee waivers, if any	- %G,H	- %H	.63%	.77%	.77%	.77%
Expenses net of all reductions	- %G,H	- %H	.63%	.77%	.77%	.77%
Net investment income (loss)	5.52%G	5.36%	4.89%	4.81%	5.03%	5.15%
Supplemental Data
Net assets, end of period (000 omitted)	$914,529	$907,388	$423,538	$411,102	$401,861	$409,084
Portfolio turnover rateI	12%G	27%	24%	24%	19%	33%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.89 per share is comprised of distributions from net investment income of $.606 and distributions from net realized gain of $.288 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Real Estate Income.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,499,059
Gross unrealized depreciation	(24,494,681)
Net unrealized appreciation (depreciation)	$28,004,378
Tax cost	$883,997,682

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $54,586,393 and $55,224,281, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $604 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,206 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,077.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
	$47,600,566	$–
From net investment income
	$–	$49,000,695
From net realized gain
	$–	$12,651,932

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018	Six months ended January 31, 2019	Year ended July 31, 2018
Series Real Estate Income
Shares sold	2,216,772	48,557,771	$23,659,928	$549,896,778
Reinvestment of distributions	4,492,311	5,626,052	47,600,566	61,652,627
Shares redeemed	(3,701,966)	(8,801,423)	(39,366,363)	(97,080,019)
Net increase (decrease)	3,007,117	45,382,400	$31,894,131	$514,469,386
Class F
Shares sold	–	191,320	$–	$2,169,843
Shares redeemed	–	(42,260,435)	–	(480,517,020)
Net increase (decrease)	–	(42,069,115)	$–	$(478,347,177)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA,B	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period August 1, 2018 to January 31, 2019C,D
Series Real Estate Income	- %
Actual		$1,000.00	$1,025.90	$-
Hypothetical-E		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through September 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SRE-SANN-0319
1.924313.107

Fidelity® Series Small Cap Opportunities Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Four Corners Property Trust, Inc.	1.1
Americold Realty Trust	1.0
Moog, Inc. Class A	0.9
Store Capital Corp.	0.9
Simpson Manufacturing Co. Ltd.	0.9
EMCOR Group, Inc.	0.9
Terreno Realty Corp.	0.9
Primerica, Inc.	0.9
Agree Realty Corp.	0.8
ITT, Inc.	0.8
9.1

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	17.1
Health Care	15.0
Information Technology	15.0
Industrials	13.8
Consumer Discretionary	11.7

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks and Equity Futures	97.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 9.7%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 0.3%
Iridium Communications, Inc. (a)	880,300	$17,060,214
Entertainment - 0.3%
Cinemark Holdings, Inc.	457,400	18,716,808
Interactive Media & Services - 0.5%
CarGurus, Inc. Class A (a)	566,900	24,246,313
Media - 1.1%
Nexstar Broadcasting Group, Inc. Class A	388,000	32,386,360
The New York Times Co. Class A	1,084,100	27,872,211
		60,258,571
Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. (a)	888,000	21,418,560

TOTAL COMMUNICATION SERVICES		141,700,466

CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.7%
Fox Factory Holding Corp. (a)	322,000	19,104,260
Standard Motor Products, Inc.	403,534	19,837,731
		38,941,991
Diversified Consumer Services - 0.3%
Laureate Education, Inc. Class A (a)	1,098,600	17,577,600
Weight Watchers International, Inc. (a)	7	224
		17,577,824
Hotels, Restaurants & Leisure - 3.6%
BJ's Restaurants, Inc.	419,100	20,883,753
Bluegreen Vacations Corp.	1,128,570	15,122,838
Churchill Downs, Inc.	355,500	32,698,890
Eldorado Resorts, Inc. (a)	178,000	8,298,360
Planet Fitness, Inc. (a)	726,300	42,067,296
PlayAGS, Inc. (a)	830,583	20,814,410
Texas Roadhouse, Inc. Class A	569,500	34,648,380
YETI Holdings, Inc. (b)	1,142,700	19,437,327
		193,971,254
Household Durables - 2.1%
Cavco Industries, Inc. (a)	115,019	19,126,510
Helen of Troy Ltd. (a)	240,279	27,881,975
Taylor Morrison Home Corp. (a)	1,376,700	26,019,630
TopBuild Corp. (a)	426,189	22,507,041
TRI Pointe Homes, Inc. (a)	1,543,333	20,757,829
		116,292,985
Leisure Products - 0.4%
Brunswick Corp.	229,000	11,523,280
Johnson Outdoors, Inc. Class A	188,293	11,796,556
		23,319,836
Multiline Retail - 0.6%
Ollie's Bargain Outlet Holdings, Inc. (a)	397,600	31,080,392
Specialty Retail - 2.1%
Burlington Stores, Inc. (a)	138,100	23,713,151
Monro, Inc.	359,481	25,760,408
Murphy U.S.A., Inc. (a)	343,500	25,264,425
The Children's Place Retail Stores, Inc.	241,500	23,367,540
Williams-Sonoma, Inc. (b)	323,400	17,602,662
		115,708,186
Textiles, Apparel & Luxury Goods - 1.9%
Deckers Outdoor Corp. (a)	309,500	39,755,275
Steven Madden Ltd.	1,069,347	34,914,180
Wolverine World Wide, Inc.	787,652	27,024,340
		101,693,795

TOTAL CONSUMER DISCRETIONARY		638,586,263

CONSUMER STAPLES - 3.1%
Beverages - 0.3%
Cott Corp.	947,400	14,381,532
Food & Staples Retailing - 1.4%
BJ's Wholesale Club Holdings, Inc.	1,140,390	30,003,661
Casey's General Stores, Inc.	133,400	17,165,912
Performance Food Group Co. (a)	779,425	26,625,158
		73,794,731
Food Products - 0.8%
Ingredion, Inc.	145,500	14,404,500
Nomad Foods Ltd. (a)	948,200	17,380,506
Post Holdings, Inc. (a)	119,500	11,091,990
		42,876,996
Household Products - 0.3%
Central Garden & Pet Co. (a)	482,300	18,910,983
Personal Products - 0.3%
Inter Parfums, Inc.	273,100	18,150,226

TOTAL CONSUMER STAPLES		168,114,468

ENERGY - 3.6%
Energy Equipment & Services - 1.1%
Liberty Oilfield Services, Inc. Class A (b)	654,823	9,959,858
Nabors Industries Ltd.	4,572,800	13,535,488
Rowan Companies PLC (a)	1,927,410	23,495,128
Total Energy Services, Inc.	1,486,477	10,973,650
		57,964,124
Oil, Gas & Consumable Fuels - 2.5%
Delek U.S. Holdings, Inc.	1,201,100	39,047,761
Diamondback Energy, Inc.	130,793	13,487,374
PDC Energy, Inc. (a)	784,277	25,543,902
Viper Energy Partners LP	786,685	24,945,781
WPX Energy, Inc. (a)	2,627,310	32,210,821
		135,235,639

TOTAL ENERGY		193,199,763

FINANCIALS - 17.1%
Banks - 9.5%
Associated Banc-Corp.	1,631,612	35,324,400
BancFirst Corp.	663,786	35,632,032
Banner Corp.	704,826	38,441,210
City Holding Co.	487,800	34,965,504
Cullen/Frost Bankers, Inc.	344,100	33,474,048
First Bancorp, Puerto Rico	2,490,000	26,518,500
First Citizens Bancshares, Inc.	75,000	30,564,750
First Hawaiian, Inc.	1,397,900	35,967,967
First Interstate Bancsystem, Inc.	737,900	28,719,068
First Merchants Corp.	842,770	30,870,665
Heartland Financial U.S.A., Inc.	612,878	27,800,146
Independent Bank Corp., Massachusetts	429,779	34,287,769
Preferred Bank, Los Angeles	21,399	996,337
Trico Bancshares	984,669	37,141,715
Trustmark Corp.	845,952	26,672,867
WesBanco, Inc.	834,600	33,893,106
Wintrust Financial Corp.	382,000	27,175,480
		518,445,564
Capital Markets - 2.0%
Hamilton Lane, Inc. Class A	652,900	23,680,683
Houlihan Lokey	570,700	25,247,768
Morningstar, Inc.	290,238	36,033,048
PJT Partners, Inc.	603,566	26,243,050
		111,204,549
Consumer Finance - 0.8%
First Cash Financial Services, Inc.	508,900	41,948,627
Insurance - 2.8%
Amerisafe, Inc.	465,000	27,625,650
Employers Holdings, Inc.	954,170	40,428,183
First American Financial Corp.	763,500	38,236,080
Primerica, Inc.	413,130	46,423,418
		152,713,331
Mortgage Real Estate Investment Trusts - 0.5%
Redwood Trust, Inc.	1,619,100	26,116,083
Thrifts & Mortgage Finance - 1.5%
Essent Group Ltd. (a)	757,700	30,118,575
NMI Holdings, Inc. (a)	626,275	13,778,050
WSFS Financial Corp.	867,105	36,565,818
		80,462,443

TOTAL FINANCIALS		930,890,597

HEALTH CARE - 15.0%
Biotechnology - 8.3%
Abeona Therapeutics, Inc. (a)	1,125,015	7,638,852
ACADIA Pharmaceuticals, Inc. (a)(b)	1,190,906	27,128,839
Acorda Therapeutics, Inc. (a)	860,971	14,317,948
Agios Pharmaceuticals, Inc. (a)	249,145	13,354,172
Allakos, Inc. (a)(b)	320,988	12,823,471
AnaptysBio, Inc. (a)	221,900	14,716,408
Argenx SE ADR (a)	186,200	19,757,682
Array BioPharma, Inc. (a)	1,075,000	20,070,250
Ascendis Pharma A/S sponsored ADR (a)	293,548	20,976,940
Atara Biotherapeutics, Inc. (a)	481,897	18,312,086
Audentes Therapeutics, Inc. (a)	489,080	12,129,184
bluebird bio, Inc. (a)	116,656	15,565,410
Cellectis SA sponsored ADR (a)	502,444	8,878,185
Crinetics Pharmaceuticals, Inc. (a)	559,218	14,696,249
CytomX Therapeutics, Inc. (a)	294,000	4,992,120
CytomX Therapeutics, Inc. (a)(c)	105,499	1,791,373
FibroGen, Inc. (a)	585,100	33,204,425
Heron Therapeutics, Inc. (a)	632,800	17,022,320
Insmed, Inc. (a)	874,182	21,251,364
Intercept Pharmaceuticals, Inc. (a)	194,798	23,508,223
Ionis Pharmaceuticals, Inc. (a)	280,172	16,249,976
Kezar Life Sciences, Inc. (b)	729,500	13,065,345
La Jolla Pharmaceutical Co. (a)(b)	668,700	4,038,948
Mirati Therapeutics, Inc. (a)	333,200	22,017,856
Neurocrine Biosciences, Inc. (a)	246,982	21,788,752
Principia Biopharma, Inc.	271,985	8,243,865
Protagonist Therapeutics, Inc. (a)	925,504	7,542,858
Sage Therapeutics, Inc. (a)	121,975	17,392,415
Sarepta Therapeutics, Inc. (a)	137,500	19,210,125
		451,685,641
Health Care Equipment & Supplies - 2.4%
Glaukos Corp. (a)	230,900	14,729,111
Integra LifeSciences Holdings Corp. (a)	192,936	9,137,449
iRhythm Technologies, Inc. (a)	352,100	29,928,500
Masimo Corp. (a)	321,900	40,041,141
Merit Medical Systems, Inc. (a)	312,400	17,659,972
Steris PLC	177,500	20,245,650
		131,741,823
Health Care Providers & Services - 1.4%
AMN Healthcare Services, Inc. (a)	229,800	14,888,742
G1 Therapeutics, Inc. (a)	543,645	11,628,567
Molina Healthcare, Inc. (a)	243,500	32,380,630
Wellcare Health Plans, Inc. (a)	74,100	20,487,168
		79,385,107
Health Care Technology - 0.8%
Inovalon Holdings, Inc. Class A (a)	907,900	12,973,891
Veeva Systems, Inc. Class A (a)	182,100	19,859,826
Vocera Communications, Inc. (a)	208,530	8,512,195
		41,345,912
Life Sciences Tools & Services - 0.7%
ICON PLC (a)	267,900	37,473,852
Pharmaceuticals - 1.4%
MyoKardia, Inc. (a)	215,430	8,914,493
Nektar Therapeutics (a)	424,000	17,952,160
Theravance Biopharma, Inc. (a)	663,172	17,275,631
Xeris Pharmaceuticals, Inc.	659,400	9,152,472
Zogenix, Inc. (a)	499,400	21,848,750
		75,143,506

TOTAL HEALTH CARE		816,775,841

INDUSTRIALS - 13.8%
Aerospace & Defense - 1.6%
Moog, Inc. Class A	551,260	49,321,232
Teledyne Technologies, Inc. (a)	174,540	39,135,359
		88,456,591
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	1,355,030	32,181,963
Building Products - 1.7%
Allegion PLC	322,390	27,680,405
Armstrong World Industries, Inc.	243,300	16,554,132
Simpson Manufacturing Co. Ltd.	767,980	47,138,612
		91,373,149
Commercial Services & Supplies - 1.5%
ADS Waste Holdings, Inc. (a)	1,095,800	27,614,160
Interface, Inc.	1,678,920	27,551,077
Tomra Systems ASA	994,998	25,777,609
		80,942,846
Construction & Engineering - 2.6%
Comfort Systems U.S.A., Inc.	845,060	40,537,528
EMCOR Group, Inc.	713,420	46,536,387
Jacobs Engineering Group, Inc.	459,380	29,767,824
Valmont Industries, Inc.	200,240	25,830,960
		142,672,699
Industrial Conglomerates - 0.8%
ITT, Inc.	846,960	44,516,218
Machinery - 1.8%
AGCO Corp.	314,040	20,161,368
Allison Transmission Holdings, Inc.	496,100	24,145,187
SPX Flow, Inc. (a)	814,709	26,698,014
Standex International Corp.	372,830	27,805,661
		98,810,230
Professional Services - 0.6%
CBIZ, Inc. (a)	1,547,043	30,322,043
Road & Rail - 0.5%
Landstar System, Inc.	251,350	25,532,133
Trading Companies & Distributors - 2.1%
Kaman Corp.	712,330	42,112,950
MRC Global, Inc. (a)	1,898,620	29,656,444
Univar, Inc. (a)	1,091,779	22,741,757
Watsco, Inc.	148,330	21,875,708
		116,386,859

TOTAL INDUSTRIALS		751,194,731

INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 0.5%
InterDigital, Inc.	409,167	29,791,449
Electronic Equipment & Components - 2.1%
CTS Corp.	514,076	14,584,336
ePlus, Inc. (a)	341,132	27,024,477
Fabrinet	522,200	29,681,848
Plexus Corp. (a)	408,796	22,941,632
TTM Technologies, Inc. (a)	1,915,485	21,989,768
		116,222,061
IT Services - 4.6%
Amdocs Ltd.	384,400	21,480,272
CACI International, Inc. Class A (a)	139,500	23,321,610
Carbonite, Inc. (a)	853,914	24,456,097
EPAM Systems, Inc. (a)	220,048	31,132,391
ExlService Holdings, Inc. (a)	410,101	23,580,808
Maximus, Inc.	405,901	28,465,837
Presidio, Inc.	1,217,200	19,389,996
Science Applications International Corp.	363,199	24,385,181
Wix.com Ltd. (a)	236,268	25,835,906
WNS Holdings Ltd. sponsored ADR (a)	573,584	27,985,163
		250,033,261
Semiconductors & Semiconductor Equipment - 2.3%
Brooks Automation, Inc.	114,065	3,550,843
Cabot Microelectronics Corp.	231,900	23,628,291
Entegris, Inc.	1,322,291	43,701,718
Nanometrics, Inc. (a)	654,435	20,019,167
Semtech Corp. (a)	675,200	32,787,712
		123,687,731
Software - 5.5%
BlackLine, Inc. (a)	409,638	19,490,576
CommVault Systems, Inc. (a)	411,500	27,187,805
Everbridge, Inc. (a)	435,100	26,915,286
Five9, Inc. (a)	720,800	36,854,504
LivePerson, Inc. (a)	1,203,778	28,252,670
MINDBODY, Inc. (a)	372,500	13,581,350
New Relic, Inc. (a)	333,400	33,890,110
Paycom Software, Inc. (a)	136,293	20,204,074
Q2 Holdings, Inc. (a)	247,900	14,732,697
RealPage, Inc. (a)	323,991	18,068,978
RingCentral, Inc. (a)	325,551	30,093,934
SPS Commerce, Inc. (a)	305,600	27,094,496
		296,366,480

TOTAL INFORMATION TECHNOLOGY		816,100,982

MATERIALS - 4.3%
Chemicals - 2.2%
Chase Corp.	261,294	26,343,661
Ingevity Corp. (a)	320,604	30,159,218
Innospec, Inc.	474,500	33,343,115
Olin Corp.	673,400	15,898,974
Trinseo SA	213,200	10,457,460
Tronox Ltd. Class A	557,500	4,883,700
		121,086,128
Construction Materials - 0.7%
Eagle Materials, Inc.	155,400	11,033,400
nVent Electric PLC	965,600	24,159,312
		35,192,712
Containers & Packaging - 0.6%
Owens-Illinois, Inc.	911,300	18,289,791
Sonoco Products Co.	287,900	16,577,282
		34,867,073
Metals & Mining - 0.8%
Alcoa Corp. (a)	260,700	7,737,576
B2Gold Corp. (a)	4,774,200	15,115,242
Steel Dynamics, Inc.	566,818	20,739,871
		43,592,689

TOTAL MATERIALS		234,738,602

REAL ESTATE - 7.3%
Equity Real Estate Investment Trusts (REITs) - 7.3%
Agree Realty Corp.	698,500	46,121,955
Americold Realty Trust (b)	1,766,000	51,779,120
CoreSite Realty Corp.	411,926	40,694,170
CubeSmart	471,875	14,604,531
Equity Lifestyle Properties, Inc.	415,879	44,033,269
Four Corners Property Trust, Inc.	2,141,354	60,471,833
Rexford Industrial Realty, Inc.	1,285,089	43,178,990
Store Capital Corp.	1,517,603	49,048,929
Terreno Realty Corp.	1,152,000	46,471,680
		396,404,477
UTILITIES - 3.2%
Electric Utilities - 2.0%
Allete, Inc.	212,700	16,365,138
El Paso Electric Co.	521,780	27,403,886
Hawaiian Electric Industries, Inc.	285,800	10,628,902
IDACORP, Inc.	328,100	31,989,750
Vistra Energy Corp. (a)	988,400	24,818,724
		111,206,400
Gas Utilities - 1.2%
Atmos Energy Corp.	156,586	15,287,491
China Resource Gas Group Ltd.	2,430,300	9,563,492
Southwest Gas Holdings, Inc.	252,500	19,775,800
Spire, Inc.	234,108	18,581,152
		63,207,935

TOTAL UTILITIES		174,414,335

TOTAL COMMON STOCKS
(Cost $4,494,906,240)		5,262,120,525
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.32% to 2.37% 2/14/19 to 5/2/19 (d)
(Cost $2,467,151)	2,480,000	2,467,161
	Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 2.43% (e)	174,950,807	$174,985,798
Fidelity Securities Lending Cash Central Fund 2.43%(e)(f)	82,997,712	83,006,012
TOTAL MONEY MARKET FUNDS
(Cost $257,990,189)		257,991,810
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $4,755,363,580)		5,522,579,496
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(83,173,209)
NET ASSETS - 100%		$5,439,406,287

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	710	March 2019	$53,257,100	$3,108,733	$3,108,733

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,791,373 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,467,161.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,364,705
Fidelity Securities Lending Cash Central Fund	274,726
Total	$1,639,431

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Kezar Life Sciences, Inc.	$17,029,271	$--	$7,339,234	$--	$1,664,460	$1,710,848	$--
Total	$17,029,271	$--	$7,339,234	$--	$1,664,460	$1,710,848	$--

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$141,700,466	$141,700,466	$--	$--
Consumer Discretionary	638,586,263	638,586,263	--	--
Consumer Staples	168,114,468	168,114,468	--	--
Energy	193,199,763	193,199,763	--	--
Financials	930,890,597	930,890,597	--	--
Health Care	816,775,841	816,775,841	--	--
Industrials	751,194,731	751,194,731	--	--
Information Technology	816,100,982	816,100,982	--	--
Materials	234,738,602	234,738,602	--	--
Real Estate	396,404,477	396,404,477	--	--
Utilities	174,414,335	164,850,843	9,563,492	--
U.S. Government and Government Agency Obligations	2,467,161	--	2,467,161	--
Money Market Funds	257,991,810	257,991,810	--	--
Total Investments in Securities:	$5,522,579,496	$5,510,548,843	$12,030,653	$--
Derivative Instruments:
Assets
Futures Contracts	$3,108,733	$3,108,733	$--	$--
Total Assets	$3,108,733	$3,108,733	$--	$--
Total Derivative Instruments:	$3,108,733	$3,108,733	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,108,733	$0
Total Equity Risk	3,108,733	0
Total Value of Derivatives	$3,108,733	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $82,477,514) — See accompanying schedule: Unaffiliated issuers (cost $4,497,373,391)	$5,264,587,686
Fidelity Central Funds (cost $257,990,189)	257,991,810
Total Investment in Securities (cost $4,755,363,580)		$5,522,579,496
Cash		1,651,099
Receivable for investments sold		41,584,861
Receivable for fund shares sold		2,843,867
Dividends receivable		1,691,314
Distributions receivable from Fidelity Central Funds		22,786
Receivable for daily variation margin on futures contracts		382,294
Other receivables		29,131
Total assets		5,570,784,848
Liabilities
Payable for investments purchased	$45,444,935
Payable for fund shares redeemed	2,909,274
Other payables and accrued expenses	25,426
Collateral on securities loaned	82,998,926
Total liabilities		131,378,561
Net Assets		$5,439,406,287
Net Assets consist of:
Paid in capital		$4,749,592,930
Total distributable earnings (loss)		689,813,357
Net Assets		$5,439,406,287
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($5,439,406,287 ÷ 426,443,386 shares)		$12.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$31,367,208
Interest		29,566
Income from Fidelity Central Funds		1,639,431
Total income		33,036,205
Expenses
Custodian fees and expenses	$50,578
Independent trustees' fees and expenses	18,535
Commitment fees	7,664
Total expenses		76,777
Net investment income (loss)		32,959,428
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	85,494,293
Fidelity Central Funds	(4,019)
Other affiliated issuers	1,664,460
Foreign currency transactions	(38,151)
Futures contracts	(5,084,785)
Total net realized gain (loss)		82,031,798
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(554,502,339)
Fidelity Central Funds	1,419
Other affiliated issuers	1,710,848
Assets and liabilities in foreign currencies	(12,541)
Futures contracts	3,108,733
Total change in net unrealized appreciation (depreciation)		(549,693,880)
Net gain (loss)		(467,662,082)
Net increase (decrease) in net assets resulting from operations		$(434,702,654)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,959,428	$63,762,201
Net realized gain (loss)	82,031,798	604,793,879
Change in net unrealized appreciation (depreciation)	(549,693,880)	384,663,967
Net increase (decrease) in net assets resulting from operations	(434,702,654)	1,053,220,047
Distributions to shareholders	(659,882,676)	–
Distributions to shareholders from net investment income	–	(45,798,335)
Distributions to shareholders from net realized gain	–	(554,772,271)
Total distributions	(659,882,676)	(600,570,606)
Share transactions - net increase (decrease)	536,661,148	86,531,896
Total increase (decrease) in net assets	(557,924,182)	539,181,337
Net Assets
Beginning of period	5,997,330,469	5,458,149,132
End of period	$5,439,406,287	$5,997,330,469
Other Information
Undistributed net investment income end of period		$27,232,215

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Small Cap Opportunities Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.46	$14.42	$12.94	$13.83	$12.96	$13.55
Income from Investment Operations
Net investment income (loss)A	.08	.16	.06	.06	.05	.02
Net realized and unrealized gain (loss)	(1.09)	2.44	1.52	(.22)	1.53	.77
Total from investment operations	(1.01)	2.60	1.58	(.16)	1.58	.79
Distributions from net investment income	(.14)	(.12)	(.07)	(.05)	(.04)	–B
Distributions from net realized gain	(1.55)	(1.45)	(.03)	(.68)	(.66)	(1.38)
Total distributions	(1.69)	(1.56)C	(.10)	(.73)	(.71)D	(1.38)
Net asset value, end of period	$12.76	$15.46	$14.42	$12.94	$13.83	$12.96
Total ReturnE,F	(7.32)%	19.84%	12.22%	(.94)%	12.66%	6.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	- %I,J	- %J	.66%	.85%	.77%	.82%
Expenses net of fee waivers, if any	- %I,J	- %J	.66%	.85%	.76%	.82%
Expenses net of all reductions	- %I,J	- %J	.65%	.84%	.76%	.82%
Net investment income (loss)	1.17%I	1.10%	.42%	.46%	.41%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$5,439,406	$5,997,330	$2,509,347	$2,433,489	$2,647,013	$2,425,973
Portfolio turnover rateK	56%I	68%	58%	58%	59%	90%L

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $1.56 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $1.447 per share.

 D Total distributions of $.71 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.664 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount represents less than .005%.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Small Cap Opportunities.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,048,934,455
Gross unrealized depreciation	(285,958,907)
Net unrealized appreciation (depreciation)	$762,975,548
Tax cost	$4,762,712,681

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,541,024,518 and $1,759,210,513, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $86,497 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6,639.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,664 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,164,291. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $274,726, including $7,995 from securities loaned to FCM.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Series Small Cap Opportunities	$659,882,676	$–
From net investment income
Series Small Cap Opportunities	$–	$45,798,335
From net realized gain
Series Small Cap Opportunities	$–	$554,772,271

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018	Six months ended January 31, 2019	Year ended July 31, 2018
Series Small Cap Opportunities
Shares sold	13,859,015	239,100,798	$184,829,038	$3,373,951,145
Reinvestment of distributions	47,034,659	44,122,337	659,882,676	600,570,606
Shares redeemed	(22,381,418)	(69,346,858)	(308,050,566)	(1,011,412,547)
Net increase (decrease)	38,512,256	213,876,277	$536,661,148	$2,963,109,204
Class F
Shares sold	–	1,009,181	$–	$14,321,228
Shares redeemed	–	(204,251,733)	–	(2,890,898,536)
Net increase (decrease)	–	(203,242,552)	$–	$(2,876,577,308)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Series Small Cap Opportunities	- %-C
Actual		$1,000.00	$926.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through September 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SMO-SANN-0319
1.839810.111

Fidelity® Small Cap Growth Fund Semi-Annual Report January 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Gores Holdings II, Inc.	1.8
CarGurus, Inc. Class A	1.8
Masimo Corp.	1.5
Planet Fitness, Inc.	1.3
Molina Healthcare, Inc.	1.3
Insulet Corp.	1.2
HubSpot, Inc.	1.2
Loxo Oncology, Inc.	1.2
Compass, Inc. Series E	1.1
The Children's Place Retail Stores, Inc.	1.1
13.5

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Health Care	27.3
Information Technology	19.6
Industrials	13.3
Consumer Discretionary	13.0
Financials	10.0

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	97.9%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 9.6%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 0.5%
Iridium Communications, Inc. (a)	1,009,887	$19,571,610
Entertainment - 0.7%
World Wrestling Entertainment, Inc. Class A	304,300	25,056,062
Interactive Media & Services - 2.3%
ANGI Homeservices, Inc. Class A (a)	1,221,884	20,772,028
CarGurus, Inc. Class A (a)	1,559,267	66,689,850
		87,461,878
Media - 2.2%
Gray Television, Inc. (a)	1,417,799	23,691,421
Nexstar Broadcasting Group, Inc. Class A	421,438	35,177,430
The New York Times Co. Class A	1,001,818	25,756,741
		84,625,592
Wireless Telecommunication Services - 1.2%
Boingo Wireless, Inc. (a)	585,682	14,126,650
Shenandoah Telecommunications Co.	660,137	31,442,325
		45,568,975

TOTAL COMMUNICATION SERVICES		262,284,117

CONSUMER DISCRETIONARY - 13.0%
Diversified Consumer Services - 3.1%
Arco Platform Ltd. Class A	885,952	22,396,867
Bright Horizons Family Solutions, Inc. (a)	167,110	19,349,667
Grand Canyon Education, Inc. (a)	396,938	36,891,418
Laureate Education, Inc. Class A (a)	1,840,974	29,455,584
ServiceMaster Global Holdings, Inc. (a)	236,600	9,225,034
		117,318,570
Hotels, Restaurants & Leisure - 2.9%
Dunkin' Brands Group, Inc.	320,807	21,939,991
Eldorado Resorts, Inc. (a)	343,839	16,029,774
Hilton Grand Vacations, Inc. (a)	704,028	21,360,210
Planet Fitness, Inc. (a)	861,808	49,915,919
		109,245,894
Household Durables - 2.4%
Cavco Industries, Inc. (a)	228,165	37,941,558
Helen of Troy Ltd. (a)	198,840	23,073,394
Skyline Champion Corp.	1,325,190	23,932,931
Turtle Beach Corp. (a)(b)	561,300	8,357,757
		93,305,640
Internet & Direct Marketing Retail - 2.1%
Etsy, Inc. (a)	570,210	31,161,977
Gaia, Inc. Class A (a)(b)	1,057,798	12,439,704
Stamps.com, Inc. (a)	193,249	35,959,774
		79,561,455
Multiline Retail - 0.3%
Ollie's Bargain Outlet Holdings, Inc. (a)	167,212	13,070,962
Specialty Retail - 1.9%
Five Below, Inc. (a)	262,706	32,504,613
The Children's Place Retail Stores, Inc.	431,138	41,716,913
		74,221,526
Textiles, Apparel & Luxury Goods - 0.3%
Columbia Sportswear Co.	130,665	11,654,011

TOTAL CONSUMER DISCRETIONARY		498,378,058

CONSUMER STAPLES - 4.2%
Food & Staples Retailing - 1.8%
BJ's Wholesale Club Holdings, Inc.	1,470,089	38,678,042
Performance Food Group Co. (a)	949,666	32,440,591
		71,118,633
Food Products - 1.6%
Darling International, Inc. (a)	534,731	11,373,728
Nomad Foods Ltd. (a)	1,170,928	21,463,110
Post Holdings, Inc. (a)	294,061	27,294,742
		60,131,580
Household Products - 0.8%
Central Garden & Pet Co. (a)(b)	412,636	16,179,458
Central Garden & Pet Co. Class A (non-vtg.) (a)	401,658	14,307,058
		30,486,516

TOTAL CONSUMER STAPLES		161,736,729

ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
PDC Energy, Inc. (a)	290,194	9,451,619
Renewable Energy Group, Inc. (a)(b)	500,890	14,475,721
Whiting Petroleum Corp. (a)	275,901	7,899,046
		31,826,386
FINANCIALS - 10.0%
Banks - 1.4%
First Citizens Bancshares, Inc.	80,877	32,959,804
Popular, Inc.	341,127	18,628,945
		51,588,749
Capital Markets - 2.6%
Apollo Global Management LLC Class A	564,630	16,532,366
Cboe Global Markets, Inc.	158,000	14,736,660
Hamilton Lane, Inc. Class A	103,323	3,747,525
LPL Financial	266,174	18,730,664
Morningstar, Inc.	247,212	30,691,370
Oaktree Capital Group LLC Class A	368,100	15,025,842
		99,464,427
Consumer Finance - 1.2%
First Cash Financial Services, Inc.	244,300	20,137,649
Green Dot Corp. Class A (a)	352,301	26,077,320
		46,214,969
Diversified Financial Services - 1.8%
Gores Holdings II, Inc. (a)	6,555,147	68,566,836
Insurance - 1.4%
eHealth, Inc. (a)	116,772	7,141,776
Enstar Group Ltd. (a)	86,310	15,363,180
Primerica, Inc.	290,351	32,626,742
		55,131,698
Thrifts & Mortgage Finance - 1.6%
Essent Group Ltd. (a)	690,207	27,435,728
LendingTree, Inc. (a)(b)	108,644	32,195,563
		59,631,291

TOTAL FINANCIALS		380,597,970

HEALTH CARE - 27.3%
Biotechnology - 10.9%
Abeona Therapeutics, Inc. (a)	686,902	4,664,065
Acceleron Pharma, Inc. (a)	454,744	19,281,146
Acorda Therapeutics, Inc. (a)	331,675	5,515,755
Aduro Biotech, Inc. (a)	711,237	2,119,486
Alder Biopharmaceuticals, Inc. (a)(b)	1,027,620	14,468,890
Allakos, Inc. (a)(b)	196,500	7,850,175
AnaptysBio, Inc. (a)	259,724	17,224,896
Arena Pharmaceuticals, Inc. (a)	266,280	12,240,892
Argenx SE ADR (a)	226,160	23,997,838
Array BioPharma, Inc. (a)	1,582,191	29,539,506
Ascendis Pharma A/S sponsored ADR (a)	389,531	27,835,885
Atara Biotherapeutics, Inc. (a)	409,353	15,555,414
Audentes Therapeutics, Inc. (a)	343,014	8,506,747
Blueprint Medicines Corp. (a)	320,218	23,084,516
Crinetics Pharmaceuticals, Inc. (a)	141,024	3,706,111
Dynavax Technologies Corp. (a)(b)	544,667	6,002,230
FibroGen, Inc. (a)	516,400	29,305,700
Five Prime Therapeutics, Inc. (a)	257,410	2,895,863
Global Blood Therapeutics, Inc. (a)	484,500	23,212,395
Gritstone Oncology, Inc.	377,916	4,837,325
Heron Therapeutics, Inc. (a)	583,871	15,706,130
Immunomedics, Inc. (a)(b)	741,477	10,966,445
Kezar Life Sciences, Inc.	276,017	4,943,464
Loxo Oncology, Inc. (a)	192,667	45,199,678
Mirati Therapeutics, Inc. (a)(b)	252,370	16,676,610
Sarepta Therapeutics, Inc. (a)	217,950	30,449,795
Savara, Inc. (a)	315,207	2,392,421
Spark Therapeutics, Inc. (a)	176,920	8,460,314
		416,639,692
Health Care Equipment & Supplies - 7.9%
Axonics Modulation Technologies, Inc. (a)	754,285	11,012,561
Cerus Corp. (a)	549,513	3,275,097
CONMED Corp.	246,688	17,354,501
Glaukos Corp. (a)	309,532	19,745,046
Hill-Rom Holdings, Inc.	202,150	20,219,043
Insulet Corp. (a)	583,905	47,407,247
Integer Holdings Corp. (a)	257,067	20,819,856
Integra LifeSciences Holdings Corp. (a)	223,333	10,577,051
iRhythm Technologies, Inc. (a)	288,963	24,561,855
Masimo Corp. (a)	447,554	55,671,242
Merit Medical Systems, Inc. (a)	405,116	22,901,207
Novocure Ltd. (a)	629,601	30,850,449
Quanterix Corp. (a)(b)	740,398	15,592,782
		299,987,937
Health Care Providers & Services - 2.9%
Chemed Corp.	69,384	20,672,269
G1 Therapeutics, Inc. (a)	506,131	10,826,142
LHC Group, Inc. (a)	271,245	28,678,734
Molina Healthcare, Inc. (a)	370,454	49,262,973
R1 RCM, Inc. (a)	183,567	1,490,564
		110,930,682
Health Care Technology - 2.4%
HMS Holdings Corp. (a)	1,114,594	33,426,674
HTG Molecular Diagnostics (a)	546,798	1,148,276
Inovalon Holdings, Inc. Class A (a)(b)	1,845,240	26,368,480
Teladoc Health, Inc. (a)(b)	464,069	29,793,230
		90,736,660
Life Sciences Tools & Services - 1.3%
ICON PLC (a)	261,755	36,614,289
Morphosys AG (a)	112,372	12,128,959
		48,743,248
Pharmaceuticals - 1.9%
Aclaris Therapeutics, Inc. (a)	543,468	3,787,972
Aerie Pharmaceuticals, Inc. (a)	239,158	11,245,209
Akcea Therapeutics, Inc. (a)	269,264	7,157,037
InflaRx NV (a)(b)	214,700	7,040,013
Nektar Therapeutics (a)	256,058	10,841,496
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	9,225
The Medicines Company (a)	329,647	7,618,142
Theravance Biopharma, Inc. (a)	386,183	10,060,067
Xeris Pharmaceuticals, Inc.	383,716	5,325,978
Zogenix, Inc. (a)	256,140	11,206,125
		74,291,264

TOTAL HEALTH CARE		1,041,329,483

INDUSTRIALS - 13.3%
Aerospace & Defense - 2.4%
BWX Technologies, Inc.	360,486	16,733,760
HEICO Corp. Class A	367,302	25,722,159
Moog, Inc. Class A	272,500	24,380,575
Teledyne Technologies, Inc. (a)	109,581	24,570,252
		91,406,746
Air Freight & Logistics - 0.4%
Forward Air Corp.	234,871	13,747,000
Airlines - 0.3%
SkyWest, Inc.	225,455	11,486,932
Commercial Services & Supplies - 0.7%
Copart, Inc. (a)	543,424	27,513,557
Construction & Engineering - 1.8%
Argan, Inc.	429,236	18,122,344
Jacobs Engineering Group, Inc.	424,943	27,536,306
MasTec, Inc. (a)(b)	537,800	23,867,564
		69,526,214
Electrical Equipment - 0.8%
Generac Holdings, Inc. (a)	606,045	32,077,962
Industrial Conglomerates - 0.8%
ITT, Inc.	596,312	31,342,159
Machinery - 2.5%
AGCO Corp.	386,255	24,797,571
Allison Transmission Holdings, Inc.	579,428	28,200,761
Luxfer Holdings PLC sponsored	785,052	15,630,385
Toro Co.	311,500	18,534,250
Woodward, Inc.	72,188	6,558,280
		93,721,247
Professional Services - 3.0%
Asgn, Inc. (a)	448,552	28,254,290
CBIZ, Inc. (a)	352,720	6,913,312
Exponent, Inc.	559,290	27,942,128
FTI Consulting, Inc. (a)	185,016	12,640,293
Insperity, Inc.	366,288	39,075,604
		114,825,627
Road & Rail - 0.6%
Genesee & Wyoming, Inc. Class A (a)	308,700	24,239,124

TOTAL INDUSTRIALS		509,886,568

INFORMATION TECHNOLOGY - 18.5%
Electronic Equipment & Components - 2.2%
Fabrinet	678,000	38,537,520
SYNNEX Corp.	162,300	15,704,148
Zebra Technologies Corp. Class A (a)	165,003	28,644,521
		82,886,189
IT Services - 4.0%
Booz Allen Hamilton Holding Corp. Class A	236,400	11,614,332
Elastic NV (b)	141,594	12,035,490
EPAM Systems, Inc. (a)	140,715	19,908,358
Euronet Worldwide, Inc. (a)	180,221	20,727,217
EVO Payments, Inc. Class A	421,911	10,611,062
GoDaddy, Inc. (a)	380,591	26,119,960
Interxion Holding N.V. (a)	192,185	11,538,787
Okta, Inc. (a)	170,857	14,083,743
WEX, Inc. (a)	176,218	28,429,250
		155,068,199
Semiconductors & Semiconductor Equipment - 1.1%
Entegris, Inc.	1,234,680	40,806,174
Software - 11.2%
2U, Inc. (a)(b)	664,726	37,789,673
Alarm.com Holdings, Inc. (a)	249,200	15,682,156
Black Knight, Inc. (a)	421,107	20,714,253
Cardlytics, Inc. (a)(b)(c)	1,930,138	33,758,114
Cornerstone OnDemand, Inc. (a)	372,300	21,347,682
CyberArk Software Ltd. (a)	160,200	14,059,152
DocuSign, Inc.	116,100	5,741,145
Everbridge, Inc. (a)	227,000	14,042,220
Five9, Inc. (a)	728,912	37,269,271
HubSpot, Inc. (a)	292,838	46,359,184
New Relic, Inc. (a)	104,262	10,598,232
Parametric Technology Corp. (a)	214,300	18,170,497
Pluralsight, Inc. (b)	1,333,390	39,975,032
PROS Holdings, Inc. (a)	399,228	13,813,289
Rapid7, Inc. (a)	99,605	4,002,129
RingCentral, Inc. (a)	293,789	27,157,855
ShotSpotter, Inc. (a)(b)	369,845	17,811,735
The Trade Desk, Inc. (a)(b)	238,785	34,069,844
Zuora, Inc. (b)	666,443	14,421,827
		426,783,290

TOTAL INFORMATION TECHNOLOGY		705,543,852

MATERIALS - 2.9%
Chemicals - 2.0%
Olin Corp.	971,741	22,942,805
Orion Engineered Carbons SA	1,084,509	29,921,603
The Chemours Co. LLC	617,311	22,068,868
		74,933,276
Containers & Packaging - 0.6%
Aptargroup, Inc.	145,002	14,372,598
Avery Dennison Corp.	88,931	9,288,843
		23,661,441
Paper & Forest Products - 0.3%
Neenah, Inc.	178,732	12,452,258
Quintis Ltd. (a)(b)(d)	10,830,535	79
		12,452,337

TOTAL MATERIALS		111,047,054

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Store Capital Corp.	568,121	18,361,671
Terreno Realty Corp.	476,699	19,230,038
		37,591,709
TOTAL COMMON STOCKS
(Cost $3,197,377,680)		3,740,221,926

Convertible Preferred Stocks - 1.1%
INFORMATION TECHNOLOGY - 1.1%
Software - 1.1%
Compass, Inc. Series E (a)(d)(e)
(Cost $23,873,990)	353,803	41,950,422

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 2.43% (f)	26,670,060	26,675,394
Fidelity Securities Lending Cash Central Fund 2.43% (f)(g)	168,563,199	168,580,055
TOTAL MONEY MARKET FUNDS
(Cost $195,255,449)		195,255,449
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $3,416,507,119)		3,977,427,797
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(155,666,778)
NET ASSETS - 100%		$3,821,761,019

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,950,422 or 1.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$23,873,990

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$664,737
Fidelity Securities Lending Cash Central Fund	608,112
Total	$1,272,849

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Cardlytics, Inc.	$31,989,182	$6,123,289	$1,903,090	$--	$964,165	$(3,415,432)	$33,758,114
Total	$31,989,182	$6,123,289	$1,903,090	$--	$964,165	$(3,415,432)	$33,758,114

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$262,284,117	$262,284,117	$--	$--
Consumer Discretionary	498,378,058	498,378,058	--	--
Consumer Staples	161,736,729	161,736,729	--	--
Energy	31,826,386	31,826,386	--	--
Financials	380,597,970	380,597,970	--	--
Health Care	1,041,329,483	1,041,320,258	9,225	--
Industrials	509,886,568	509,886,568	--	--
Information Technology	747,494,274	705,543,852	--	41,950,422
Materials	111,047,054	111,046,975	--	79
Real Estate	37,591,709	37,591,709	--	--
Money Market Funds	195,255,449	195,255,449	--	--
Total Investments in Securities:	$3,977,427,797	$3,935,468,071	$9,225	$41,950,501

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$23,873,990
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	18,076,432
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$41,950,422
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$18,076,432
Other Investments in Securities
Beginning Balance	$1,361,915
Net Realized Gain (Loss) on Investment Securities	336,700
Net Unrealized Gain (Loss) on Investment Securities	(176,933)
Cost of Purchases	--
Proceeds of Sales	(1,521,603)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$79
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2019	$302,371

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $167,189,433) — See accompanying schedule: Unaffiliated issuers (cost $3,191,316,589)	$3,748,414,234
Fidelity Central Funds (cost $195,255,449)	195,255,449
Other affiliated issuers (cost $29,935,081)	33,758,114
Total Investment in Securities (cost $3,416,507,119)		$3,977,427,797
Cash		820,876
Receivable for investments sold		39,820,637
Receivable for fund shares sold		3,886,129
Dividends receivable		234,522
Distributions receivable from Fidelity Central Funds		303,177
Prepaid expenses		5,368
Other receivables		43,505
Total assets		4,022,542,011
Liabilities
Payable for investments purchased	$24,210,363
Payable for fund shares redeemed	4,519,073
Accrued management fee	2,624,769
Distribution and service plan fees payable	171,143
Other affiliated payables	631,091
Other payables and accrued expenses	52,086
Collateral on securities loaned	168,572,467
Total liabilities		200,780,992
Net Assets		$3,821,761,019
Net Assets consist of:
Paid in capital		$3,305,359,631
Total distributable earnings (loss)		516,401,388
Net Assets		$3,821,761,019
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($268,037,937 ÷ 11,774,506 shares)		$22.76
Maximum offering price per share (100/94.25 of $22.76)		$24.15
Class M:
Net Asset Value and redemption price per share ($69,836,155 ÷ 3,178,651 shares)		$21.97
Maximum offering price per share (100/96.50 of $21.97)		$22.77
Class C:
Net Asset Value and offering price per share ($113,612,823 ÷ 5,652,306 shares)(a)		$20.10
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($2,662,816,831 ÷ 111,798,318 shares)		$23.82
Class I:
Net Asset Value, offering price and redemption price per share ($565,533,577 ÷ 23,674,278 shares)		$23.89
Class Z:
Net Asset Value, offering price and redemption price per share ($141,923,696 ÷ 5,931,262 shares)		$23.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$8,851,807
Income from Fidelity Central Funds (including $608,112 from security lending)		1,272,849
Total income		10,124,656
Expenses
Management fee
Basic fee	$14,511,128
Performance adjustment	3,054,824
Transfer agent fees	3,658,602
Distribution and service plan fees	1,183,011
Accounting and security lending fees	539,280
Custodian fees and expenses	36,382
Independent trustees' fees and expenses	13,945
Registration fees	136,060
Audit	46,169
Legal	8,395
Interest	10,317
Miscellaneous	12,744
Total expenses before reductions	23,210,857
Expense reductions	(90,615)
Total expenses after reductions		23,120,242
Net investment income (loss)		(12,995,586)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,192,269
Fidelity Central Funds	4,981
Other affiliated issuers	964,165
Foreign currency transactions	1,064
Total net realized gain (loss)		49,162,479
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(363,481,112)
Affiliated issuers	(3,415,432)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(366,896,558)
Net gain (loss)		(317,734,079)
Net increase (decrease) in net assets resulting from operations		$(330,729,665)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(12,995,586)	$(20,419,513)
Net realized gain (loss)	49,162,479	566,206,488
Change in net unrealized appreciation (depreciation)	(366,896,558)	432,963,295
Net increase (decrease) in net assets resulting from operations	(330,729,665)	978,750,270
Distributions to shareholders	(497,059,351)	–
Distributions to shareholders from net realized gain	–	(236,662,615)
Total distributions	(497,059,351)	(236,662,615)
Share transactions - net increase (decrease)	30,661,863	745,727,718
Redemption fees	–	224,642
Total increase (decrease) in net assets	(797,127,153)	1,488,040,015
Net Assets
Beginning of period	4,618,888,172	3,130,848,157
End of period	$3,821,761,019	$4,618,888,172
Other Information
Accumulated net investment loss end of period		$(3,938,472)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth Fund Class A

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$27.45	$22.99	$19.17	$20.55	$17.99	$19.66
Income from Investment Operations
Net investment income (loss)A	(.10)	(.18)	(.14)	(.10)	(.13)	(.12)
Net realized and unrealized gain (loss)	(1.59)	6.32	4.12	(.51)	4.23	1.69
Total from investment operations	(1.69)	6.14	3.98	(.61)	4.10	1.57
Distributions from net realized gain	(3.00)	(1.68)	(.16)	(.78)	(1.54)	(3.24)
Total distributions	(3.00)	(1.68)	(.16)	(.78)	(1.54)	(3.24)
Redemption fees added to paid in capitalA	–	–B	–B	.01	–B	–B
Net asset value, end of period	$22.76	$27.45	$22.99	$19.17	$20.55	$17.99
Total ReturnC,D,E	(7.42)%	28.47%	20.90%	(2.85)%	24.46%	8.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%H	1.31%	1.35%	1.37%	1.21%	1.22%
Expenses net of fee waivers, if any	1.32%H	1.31%	1.35%	1.37%	1.21%	1.22%
Expenses net of all reductions	1.32%H	1.30%	1.34%	1.36%	1.20%	1.22%
Net investment income (loss)	(.84)%H	(.74)%	(.66)%	(.58)%	(.67)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$268,038	$315,894	$218,905	$176,988	$123,370	$88,822
Portfolio turnover rateI	108%H,J	106%J	140%J	143%	156%	148%J

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class M

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$26.59	$22.35	$18.69	$20.08	$17.66	$19.38
Income from Investment Operations
Net investment income (loss)A	(.13)	(.24)	(.19)	(.15)	(.17)	(.16)
Net realized and unrealized gain (loss)	(1.53)	6.13	4.01	(.50)	4.13	1.66
Total from investment operations	(1.66)	5.89	3.82	(.65)	3.96	1.50
Distributions from net realized gain	(2.96)	(1.65)	(.16)	(.75)	(1.54)	(3.22)
Total distributions	(2.96)	(1.65)	(.16)	(.75)	(1.54)	(3.22)
Redemption fees added to paid in capitalA	–	–B	–B	.01	–B	–B
Net asset value, end of period	$21.97	$26.59	$22.35	$18.69	$20.08	$17.66
Total ReturnC,D,E	(7.53)%	28.15%	20.57%	(3.14)%	24.10%	8.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%H	1.58%	1.62%	1.66%	1.49%	1.50%
Expenses net of fee waivers, if any	1.59%H	1.58%	1.62%	1.66%	1.48%	1.50%
Expenses net of all reductions	1.59%H	1.57%	1.61%	1.64%	1.47%	1.49%
Net investment income (loss)	(1.11)%H	(1.01)%	(.94)%	(.87)%	(.95)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$69,836	$82,567	$64,034	$53,447	$52,667	$42,586
Portfolio turnover rateI	108%H,J	106%J	140%J	143%	156%	148%J

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class C

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.56	$20.83	$17.52	$18.90	$16.78	$18.62
Income from Investment Operations
Net investment income (loss)A	(.17)	(.34)	(.27)	(.22)	(.25)	(.25)
Net realized and unrealized gain (loss)	(1.39)	5.69	3.74	(.48)	3.91	1.59
Total from investment operations	(1.56)	5.35	3.47	(.70)	3.66	1.34
Distributions from net realized gain	(2.90)	(1.62)	(.16)	(.69)	(1.54)	(3.18)
Total distributions	(2.90)	(1.62)	(.16)	(.69)	(1.54)	(3.18)
Redemption fees added to paid in capitalA	–	–B	–B	.01	–B	–B
Net asset value, end of period	$20.10	$24.56	$20.83	$17.52	$18.90	$16.78
Total ReturnC,D,E	(7.74)%	27.51%	19.95%	(3.64)%	23.53%	7.70%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.08%H	2.07%	2.11%	2.16%	2.00%	2.01%
Expenses net of fee waivers, if any	2.08%H	2.07%	2.11%	2.16%	2.00%	2.00%
Expenses net of all reductions	2.07%H	2.06%	2.10%	2.14%	1.99%	2.00%
Net investment income (loss)	(1.59)%H	(1.50)%	(1.43)%	(1.37)%	(1.46)%	(1.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$113,613	$139,375	$102,669	$73,731	$55,671	$42,215
Portfolio turnover rateI	108%H,J	106%J	140%J	143%	156%	148%J

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.59	$23.84	$19.82	$21.20	$18.45	$20.07
Income from Investment Operations
Net investment income (loss)A	(.07)	(.12)	(.09)	(.06)	(.07)	(.06)
Net realized and unrealized gain (loss)	(1.66)	6.57	4.27	(.52)	4.36	1.71
Total from investment operations	(1.73)	6.45	4.18	(.58)	4.29	1.65
Distributions from net realized gain	(3.04)	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Total distributions	(3.04)	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Redemption fees added to paid in capitalA	–	–B	–B	.01	–B	–B
Net asset value, end of period	$23.82	$28.59	$23.84	$19.82	$21.20	$18.45
Total ReturnC,D	(7.26)%	28.81%	21.22%	(2.63)%	24.91%	8.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%G	1.02%	1.08%	1.12%	.91%	.91%
Expenses net of fee waivers, if any	1.04%G	1.02%	1.08%	1.12%	.91%	.90%
Expenses net of all reductions	1.04%G	1.01%	1.07%	1.11%	.90%	.90%
Net investment income (loss)	(.56)%G	(.45)%	(.40)%	(.33)%	(.37)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,662,817	$3,269,548	$2,336,762	$1,580,264	$1,345,684	$1,069,105
Portfolio turnover rateH	108%G,I	106%I	140%I	143%	156%	148%I

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class I

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.66	$23.90	$19.86	$21.24	$18.49	$20.10
Income from Investment Operations
Net investment income (loss)A	(.07)	(.12)	(.08)	(.05)	(.07)	(.06)
Net realized and unrealized gain (loss)	(1.66)	6.58	4.28	(.53)	4.36	1.72
Total from investment operations	(1.73)	6.46	4.20	(.58)	4.29	1.66
Distributions from net realized gain	(3.04)	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Total distributions	(3.04)	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Redemption fees added to paid in capitalA	–	–B	–B	.01	–B	–B
Net asset value, end of period	$23.89	$28.66	$23.90	$19.86	$21.24	$18.49
Total ReturnC,D	(7.26)%	28.78%	21.28%	(2.62)%	24.85%	8.89%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.06%G	1.03%	1.06%	1.09%	.93%	.92%
Expenses net of fee waivers, if any	1.05%G	1.03%	1.06%	1.09%	.93%	.92%
Expenses net of all reductions	1.05%G	1.02%	1.05%	1.07%	.91%	.92%
Net investment income (loss)	(.57)%G	(.46)%	(.38)%	(.30)%	(.39)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$565,534	$678,576	$390,032	$163,696	$97,897	$51,607
Portfolio turnover rateH	108%G,I	106%I	140%I	143%	156%	148%I

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class Z

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$28.71	$23.91	$21.39
Income from Investment Operations
Net investment income (loss)B	(.05)	(.09)	(.05)
Net realized and unrealized gain (loss)	(1.67)	6.61	2.57
Total from investment operations	(1.72)	6.52	2.52
Distributions from net realized gain	(3.06)	(1.72)	–
Total distributions	(3.06)	(1.72)	–
Redemption fees added to paid in capitalB	–	–C	–C
Net asset value, end of period	$23.93	$28.71	$23.91
Total ReturnD,E	(7.20)%	29.02%	11.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%H	.89%	.90%H
Expenses net of fee waivers, if any	.92%H	.89%	.90%H
Expenses net of all reductions	.91%H	.88%	.89%H
Net investment income (loss)	(.43)%H	(.32)%	(.44)%H
Supplemental Data
Net assets, end of period (000 omitted)	$141,924	$132,928	$18,447
Portfolio turnover rateI	108%H,J	106%J	140%J

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective the close of business on February 2, 2018, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 41,950,501	Market approach	Transaction price	$118.57	Increase
		Recovery Value	Recovery Value	0.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in-kind, partnerships, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$726,184,845
Gross unrealized depreciation	(174,099,409)
Net unrealized appreciation (depreciation)	$552,085,436
Tax cost	$3,425,342,361

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,261,654,818 and $2,494,895,693, respectively.

Unaffiliated Redemptions In-Kind. During the period, 6,803,919 shares of the Fund were redeemed in-kind for investments and cash with a value of $189,610,448. The net realized gain of $55,644,617 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets, as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 3,806,167 shares of the Fund held by unaffiliated entities were redeemed in kind for investments and cash with a value of $99,242,171. The Fund had a net realized gain of $30,767,545 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$365,894	$6,413
Class M	.25%	.25%	190,454	–
Class C	.75%	.25%	626,663	51,114
			$1,183,011	$57,527

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,202
Class M	2,803
Class C(a)	4,149
$25,154

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$297,310.20
Class M	84,542.22
Class C	131,048.21
Small Cap Growth	2,537,765.17
Class I	577,449.18
Class Z	30,488.05
	$3,658,602

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $109,460 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$22,528,286	2.36%	$10,317

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,775 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $483,654. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $81,724 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,911 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,253.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,451.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019	Year ended July 31, 2018
Distributions to shareholders
Class A	$34,685,069	$–
Class M	9,164,113	–
Class C	16,135,660	–
Small Cap Growth	350,367,749	–
Class I	71,811,488	–
Class Z	14,895,272	–
Total	$497,059,351	$–
From net realized gain
Class A	$–	$16,634,776
Class M	–	4,795,381
Class C	–	8,085,052
Small Cap Growth	–	173,515,943
Class I	–	31,458,120
Class Z	–	2,173,343
Total	$–	$236,662,615

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019	Year ended July 31, 2018(a)	Six months ended January 31, 2019	Year ended July 31, 2018(a)
Class A
Shares sold	991,767	3,599,713	$23,907,273	$88,330,995
Reinvestment of distributions	1,321,081	737,094	34,480,374	16,518,361
Shares redeemed	(2,047,033)	(2,350,141)	(47,311,769)	(58,390,054)
Net increase (decrease)	265,815	1,986,666	$11,075,878	$46,459,302
Class M
Shares sold	209,312	577,387	$4,876,068	$13,785,910
Reinvestment of distributions	361,925	219,933	9,120,185	4,778,389
Shares redeemed	(498,081)	(556,511)	(10,973,851)	(13,344,376)
Net increase (decrease)	73,156	240,809	$3,022,402	$5,219,923
Class C
Shares sold	233,988	1,485,229	$4,882,549	$32,475,020
Reinvestment of distributions	689,073	394,045	15,944,303	7,927,935
Shares redeemed	(945,390)	(1,132,670)	(19,882,446)	(25,169,389)
Net increase (decrease)	(22,329)	746,604	$944,406	$15,233,566
Small Cap Growth
Shares sold	10,671,857	40,826,489	$278,884,221	$1,050,416,894
Reinvestment of distributions	12,256,590	7,124,344	334,955,420	166,042,374
Shares redeemed	(25,496,950)(b)	(31,622,132)(c)	(639,506,637)(b)	(815,066,882)(c)
Net increase (decrease)	(2,568,503)	16,328,701	$(25,666,996)	$401,392,386
Class I
Shares sold	2,854,531	14,717,864	$74,688,398	$373,830,212
Reinvestment of distributions	2,543,850	1,279,506	69,666,847	29,928,913
Shares redeemed	(5,398,367)	(8,645,418)	(135,748,210)	(225,106,522)
Net increase (decrease)	14	7,351,952	$8,607,035	$178,652,603
Class Z
Shares sold	1,860,564	4,877,377	$45,532,142	$125,972,662
Reinvestment of distributions	395,743	72,161	10,820,866	1,697,869
Shares redeemed	(955,250)	(1,090,733)	(23,673,870)	(28,900,593)
Net increase (decrease)	1,301,057	3,858,805	$32,679,138	$98,769,938

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to July 31, 2018.

 (b) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Class A	1.32%
Actual		$1,000.00	$925.80	$6.41
Hypothetical-C		$1,000.00	$1,018.55	$6.72
Class M	1.59%
Actual		$1,000.00	$924.70	$7.71
Hypothetical-C		$1,000.00	$1,017.19	$8.08
Class C	2.08%
Actual		$1,000.00	$922.60	$10.08
Hypothetical-C		$1,000.00	$1,014.72	$10.56
Small Cap Growth	1.04%
Actual		$1,000.00	$927.40	$5.05
Hypothetical-C		$1,000.00	$1,019.96	$5.30
Class I	1.05%
Actual		$1,000.00	$927.40	$5.10
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class Z	.92%
Actual		$1,000.00	$928.00	$4.47
Hypothetical-C		$1,000.00	$1,020.57	$4.69

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had portfolio manager changes in February 2018 and September 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the comparisons for 2015 and later reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class Z and the retail class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of positive performance fees. Excluding performance fees, the total expense ratio of Class A ranked below the median. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SCP-SANN-0319
1.803700.114

Fidelity® Small Cap Growth K6 Fund Semi-Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Gores Holdings II, Inc.	1.8
CarGurus, Inc. Class A	1.8
Masimo Corp.	1.5
Planet Fitness, Inc.	1.3
Molina Healthcare, Inc.	1.3
HubSpot, Inc.	1.2
Loxo Oncology, Inc.	1.2
Insulet Corp.	1.2
The Children's Place Retail Stores, Inc.	1.1
Entegris, Inc.	1.1
13.5

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Health Care	26.7
Information Technology	19.3
Industrials	13.5
Consumer Discretionary	13.2
Financials	10.0

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	97.9%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 9.5%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 0.5%
Iridium Communications, Inc. (a)	183,113	$3,548,730
Entertainment - 0.7%
World Wrestling Entertainment, Inc. Class A	57,300	4,718,082
Interactive Media & Services - 2.3%
ANGI Homeservices, Inc. Class A (a)	221,598	3,767,166
CarGurus, Inc. Class A (a)	287,287	12,287,265
		16,054,431
Media - 2.2%
Gray Television, Inc. (a)	266,951	4,460,751
Nexstar Broadcasting Group, Inc. Class A	79,309	6,619,922
The New York Times Co. Class A	184,882	4,753,316
		15,833,989
Wireless Telecommunication Services - 1.2%
Boingo Wireless, Inc. (a)	107,118	2,583,686
Shenandoah Telecommunications Co.	124,263	5,918,647
		8,502,333

TOTAL COMMUNICATION SERVICES		48,657,565

CONSUMER DISCRETIONARY - 13.2%
Diversified Consumer Services - 3.1%
Arco Platform Ltd. Class A	166,759	4,215,668
Bright Horizons Family Solutions, Inc. (a)	31,501	3,647,501
Grand Canyon Education, Inc. (a)	74,692	6,941,874
Laureate Education, Inc. Class A (a)	346,626	5,546,016
ServiceMaster Global Holdings, Inc. (a)	43,600	1,699,964
		22,051,023
Hotels, Restaurants & Leisure - 2.9%
Dunkin' Brands Group, Inc.	59,293	4,055,048
Eldorado Resorts, Inc. (a)	60,261	2,809,368
Hilton Grand Vacations, Inc. (a)	132,561	4,021,901
Planet Fitness, Inc. (a)	162,192	9,394,161
		20,280,478
Household Durables - 2.4%
Cavco Industries, Inc. (a)	41,673	6,929,803
Helen of Troy Ltd. (a)	37,460	4,346,858
Skyline Champion Corp.	244,610	4,417,657
Turtle Beach Corp. (a)(b)	99,100	1,475,599
		17,169,917
Internet & Direct Marketing Retail - 2.1%
Etsy, Inc. (a)	107,390	5,868,864
Gaia, Inc. Class A (a)	198,923	2,339,334
Stamps.com, Inc. (a)	36,375	6,768,660
		14,976,858
Multiline Retail - 0.4%
Ollie's Bargain Outlet Holdings, Inc. (a)	31,507	2,462,902
Specialty Retail - 2.0%
Five Below, Inc. (a)	49,494	6,123,893
The Children's Place Retail Stores, Inc.	81,165	7,853,525
		13,977,418
Textiles, Apparel & Luxury Goods - 0.3%
Columbia Sportswear Co.	23,120	2,062,073

TOTAL CONSUMER DISCRETIONARY		92,980,669

CONSUMER STAPLES - 4.3%
Food & Staples Retailing - 1.9%
BJ's Wholesale Club Holdings, Inc.	261,163	6,871,199
Performance Food Group Co. (a)	178,763	6,106,544
		12,977,743
Food Products - 1.6%
Darling International, Inc. (a)	97,169	2,066,785
Nomad Foods Ltd. (a)	220,472	4,041,252
Post Holdings, Inc. (a)	55,344	5,137,030
		11,245,067
Household Products - 0.8%
Central Garden & Pet Co. (a)(b)	77,683	3,045,950
Central Garden & Pet Co. Class A (non-vtg.) (a)	75,652	2,694,724
		5,740,674

TOTAL CONSUMER STAPLES		29,963,484

ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
PDC Energy, Inc. (a)	50,606	1,648,237
Renewable Energy Group, Inc. (a)	92,451	2,671,834
Whiting Petroleum Corp. (a)	45,999	1,316,951
		5,637,022
FINANCIALS - 10.0%
Banks - 1.4%
First Citizens Bancshares, Inc.	14,884	6,065,677
Popular, Inc.	62,873	3,433,495
		9,499,172
Capital Markets - 2.6%
Apollo Global Management LLC Class A	106,294	3,112,288
Cboe Global Markets, Inc.	29,100	2,714,157
Hamilton Lane, Inc. Class A	18,105	656,668
LPL Financial	50,115	3,526,593
Morningstar, Inc.	46,588	5,783,900
Oaktree Capital Group LLC Class A	69,300	2,828,826
		18,622,432
Consumer Finance - 1.2%
First Cash Financial Services, Inc.	44,800	3,692,864
Green Dot Corp. Class A (a)	66,299	4,907,452
		8,600,316
Diversified Financial Services - 1.8%
Gores Holdings II, Inc. (a)	1,234,007	12,907,715
Insurance - 1.5%
eHealth, Inc. (a)	21,607	1,321,484
Enstar Group Ltd. (a)	15,475	2,754,550
Primerica, Inc.	54,649	6,140,908
		10,216,942
Thrifts & Mortgage Finance - 1.5%
Essent Group Ltd. (a)	122,993	4,888,972
LendingTree, Inc. (a)	20,056	5,943,395
		10,832,367

TOTAL FINANCIALS		70,678,944

HEALTH CARE - 26.7%
Biotechnology - 10.4%
Abeona Therapeutics, Inc. (a)	111,998	760,466
Acceleron Pharma, Inc. (a)	84,056	3,563,974
Acorda Therapeutics, Inc. (a)	56,402	937,965
Aduro Biotech, Inc. (a)	122,382	364,698
Alder Biopharmaceuticals, Inc. (a)	189,345	2,665,978
Allakos, Inc. (a)(b)	36,300	1,450,185
AnaptysBio, Inc. (a)	34,642	2,297,457
Arena Pharmaceuticals, Inc. (a)	48,277	2,219,294
Argenx SE ADR (a)	40,968	4,347,114
Array BioPharma, Inc. (a)	282,009	5,265,108
Ascendis Pharma A/S sponsored ADR (a)	65,716	4,696,065
Atara Biotherapeutics, Inc. (a)	75,636	2,874,168
Audentes Therapeutics, Inc. (a)	59,733	1,481,378
Blueprint Medicines Corp. (a)	47,038	3,390,969
Crinetics Pharmaceuticals, Inc. (a)	23,490	617,317
Dynavax Technologies Corp. (a)(b)	98,937	1,090,286
FibroGen, Inc. (a)	97,186	5,515,306
Five Prime Therapeutics, Inc. (a)	40,690	457,763
Global Blood Therapeutics, Inc. (a)	79,926	3,829,255
Gritstone Oncology, Inc.	67,772	867,482
Heron Therapeutics, Inc. (a)	106,266	2,858,555
Immunomedics, Inc. (a)	133,385	1,972,764
Kezar Life Sciences, Inc.	46,725	836,845
Loxo Oncology, Inc. (a)	36,249	8,504,015
Mirati Therapeutics, Inc. (a)	46,630	3,081,310
Sarepta Therapeutics, Inc. (a)	37,350	5,218,169
Savara, Inc. (a)	58,112	441,070
Spark Therapeutics, Inc. (a)	33,280	1,591,450
		73,196,406
Health Care Equipment & Supplies - 7.9%
Axonics Modulation Technologies, Inc. (a)(b)	137,025	2,000,565
Cerus Corp. (a)	96,499	575,134
CONMED Corp.	46,412	3,265,084
Glaukos Corp. (a)	57,068	3,640,368
Hill-Rom Holdings, Inc.	36,750	3,675,735
Insulet Corp. (a)	104,181	8,458,455
Integer Holdings Corp. (a)	46,633	3,776,807
Integra LifeSciences Holdings Corp. (a)	39,793	1,884,596
iRhythm Technologies, Inc. (a)	54,393	4,623,405
Masimo Corp. (a)	84,246	10,479,360
Merit Medical Systems, Inc. (a)	76,284	4,312,335
Novocure Ltd. (a)	118,537	5,808,313
Quanterix Corp. (a)	139,343	2,934,564
		55,434,721
Health Care Providers & Services - 2.9%
Chemed Corp.	12,616	3,758,811
G1 Therapeutics, Inc. (a)	90,204	1,929,464
LHC Group, Inc. (a)	51,055	5,398,045
Molina Healthcare, Inc. (a)	69,746	9,274,823
R1 RCM, Inc. (a)	33,286	270,282
		20,631,425
Health Care Technology - 2.4%
HMS Holdings Corp. (a)	209,806	6,292,082
HTG Molecular Diagnostics (a)	87,582	183,922
Inovalon Holdings, Inc. Class A (a)(b)	338,560	4,838,022
Teladoc Health, Inc. (a)(b)	87,331	5,606,650
		16,920,676
Life Sciences Tools & Services - 1.3%
ICON PLC (a)	49,279	6,893,147
Morphosys AG (a)	21,185	2,286,619
		9,179,766
Pharmaceuticals - 1.8%
Aclaris Therapeutics, Inc. (a)	92,023	641,400
Aerie Pharmaceuticals, Inc. (a)	42,438	1,995,435
Akcea Therapeutics, Inc. (a)(b)	52,533	1,396,327
InflaRx NV (a)(b)	39,400	1,291,926
Nektar Therapeutics (a)	47,211	1,998,914
The Medicines Company (a)	54,806	1,266,567
Theravance Biopharma, Inc. (a)	39,574	1,030,903
Xeris Pharmaceuticals, Inc.	67,556	937,677
Zogenix, Inc. (a)	48,260	2,111,375
		12,670,524

TOTAL HEALTH CARE		188,033,518

INDUSTRIALS - 13.5%
Aerospace & Defense - 2.4%
BWX Technologies, Inc.	66,595	3,091,340
HEICO Corp. Class A	69,111	4,839,843
Moog, Inc. Class A	51,167	4,577,911
Teledyne Technologies, Inc. (a)	20,658	4,631,937
		17,141,031
Air Freight & Logistics - 0.4%
Forward Air Corp.	44,229	2,588,723
Airlines - 0.3%
SkyWest, Inc.	41,577	2,118,348
Commercial Services & Supplies - 0.7%
Copart, Inc. (a)	102,339	5,181,424
Construction & Engineering - 1.8%
Argan, Inc.	80,762	3,409,772
Jacobs Engineering Group, Inc.	79,957	5,181,214
MasTec, Inc. (a)	98,600	4,375,868
		12,966,854
Electrical Equipment - 0.9%
Generac Holdings, Inc. (a)	114,100	6,039,313
Industrial Conglomerates - 0.8%
ITT, Inc.	112,295	5,902,225
Machinery - 2.5%
AGCO Corp.	72,706	4,667,725
Allison Transmission Holdings, Inc.	109,078	5,308,826
Luxfer Holdings PLC sponsored	147,297	2,932,683
Toro Co.	57,500	3,421,250
Woodward, Inc.	13,352	1,213,029
		17,543,513
Professional Services - 3.0%
Asgn, Inc. (a)	82,599	5,202,911
CBIZ, Inc. (a)	62,080	1,216,768
Exponent, Inc.	105,308	5,261,188
FTI Consulting, Inc. (a)	34,842	2,380,405
Insperity, Inc.	68,912	7,351,532
		21,412,804
Road & Rail - 0.7%
Genesee & Wyoming, Inc. Class A (a)	58,100	4,562,012

TOTAL INDUSTRIALS		95,456,247

INFORMATION TECHNOLOGY - 18.6%
Electronic Equipment & Components - 2.2%
Fabrinet	125,200	7,116,368
SYNNEX Corp.	29,800	2,883,448
Zebra Technologies Corp. Class A (a)	31,082	5,395,835
		15,395,651
IT Services - 4.1%
Booz Allen Hamilton Holding Corp. Class A	43,500	2,137,155
Elastic NV (b)	26,100	2,218,500
EPAM Systems, Inc. (a)	26,510	3,750,635
Euronet Worldwide, Inc. (a)	33,179	3,815,917
EVO Payments, Inc. Class A	79,389	1,996,633
GoDaddy, Inc. (a)	68,554	4,704,861
Interxion Holding N.V. (a)	34,315	2,060,273
Okta, Inc. (a)	30,448	2,509,829
WEX, Inc. (a)	33,167	5,350,832
		28,544,635
Semiconductors & Semiconductor Equipment - 1.1%
Entegris, Inc.	232,445	7,682,307
Software - 11.2%
2U, Inc. (a)(b)	125,108	7,112,390
Alarm.com Holdings, Inc. (a)	46,000	2,894,780
Black Knight, Inc. (a)	79,293	3,900,423
Cardlytics, Inc. (a)	322,081	5,633,197
Cornerstone OnDemand, Inc. (a)	68,600	3,933,524
CyberArk Software Ltd. (a)	29,500	2,588,920
DocuSign, Inc.	21,400	1,058,230
Everbridge, Inc. (a)	41,900	2,591,934
Five9, Inc. (a)	137,177	7,013,860
HubSpot, Inc. (a)	55,169	8,733,804
New Relic, Inc. (a)	18,938	1,925,048
Parametric Technology Corp. (a)	40,300	3,417,037
Pluralsight, Inc. (b)	251,033	7,525,969
PROS Holdings, Inc. (a)	72,559	2,510,541
Rapid7, Inc. (a)	18,387	738,790
RingCentral, Inc. (a)	55,311	5,112,949
ShotSpotter, Inc. (a)	69,675	3,355,548
The Trade Desk, Inc. (a)	44,915	6,408,472
Zuora, Inc.	125,457	2,714,889
		79,170,305

TOTAL INFORMATION TECHNOLOGY		130,792,898

MATERIALS - 2.9%
Chemicals - 2.0%
Olin Corp.	179,000	4,226,190
Orion Engineered Carbons SA	204,139	5,632,195
The Chemours Co. LLC	108,009	3,861,322
		13,719,707
Containers & Packaging - 0.6%
Aptargroup, Inc.	26,598	2,636,394
Avery Dennison Corp.	16,748	1,749,329
		4,385,723
Paper & Forest Products - 0.3%
Neenah, Inc.	31,829	2,217,526
Quintis Ltd. (a)(c)	928,453	7
		2,217,533

TOTAL MATERIALS		20,322,963

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Store Capital Corp.	106,904	3,455,137
Terreno Realty Corp.	89,714	3,619,063
		7,074,200
TOTAL COMMON STOCKS
(Cost $648,356,592)		689,597,510

Convertible Preferred Stocks - 0.7%
INFORMATION TECHNOLOGY - 0.7%
Software - 0.7%
Compass, Inc.:
Series E (a)(c)(d)	16,661	1,975,495
Series F (c)(d)	27,147	3,218,820
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,343,074)		5,194,315

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 2.43% (e)	28,097,105	28,102,725
Fidelity Securities Lending Cash Central Fund 2.43% (e)(f)	18,917,543	18,919,435
TOTAL MONEY MARKET FUNDS
(Cost $47,021,773)		47,022,160
TOTAL INVESTMENT IN SECURITIES - 105.3%
(Cost $699,721,439)		741,813,985
NET OTHER ASSETS (LIABILITIES) - (5.3)%		(37,187,703)
NET ASSETS - 100%		$704,626,282

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,194,315 or 0.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$1,124,254
Compass, Inc. Series F	10/22/18	$3,218,820

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$255,283
Fidelity Securities Lending Cash Central Fund	91,131
Total	$346,414

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$48,657,565	$48,657,565	$--	$--
Consumer Discretionary	92,980,669	92,980,669	--	--
Consumer Staples	29,963,484	29,963,484	--	--
Energy	5,637,022	5,637,022	--	--
Financials	70,678,944	70,678,944	--	--
Health Care	188,033,518	188,033,518	--	--
Industrials	95,456,247	95,456,247	--	--
Information Technology	135,987,213	130,792,898	--	5,194,315
Materials	20,322,963	20,322,956	--	7
Real Estate	7,074,200	7,074,200	--	--
Money Market Funds	47,022,160	47,022,160	--	--
Total Investments in Securities:	$741,813,985	$736,619,663	$--	$5,194,322

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $18,786,135) — See accompanying schedule: Unaffiliated issuers (cost $652,699,666)	$694,791,825
Fidelity Central Funds (cost $47,021,773)	47,022,160
Total Investment in Securities (cost $699,721,439)		$741,813,985
Receivable for investments sold		7,259,833
Receivable for fund shares sold		579,065
Dividends receivable		42,356
Distributions receivable from Fidelity Central Funds		101,527
Other receivables		5,872
Total assets		749,802,638
Liabilities
Payable for investments purchased	$25,378,063
Payable for fund shares redeemed	545,626
Accrued management fee	334,598
Collateral on securities loaned	18,918,069
Total liabilities		45,176,356
Net Assets		$704,626,282
Net Assets consist of:
Paid in capital		$715,288,714
Total distributable earnings (loss)		(10,662,432)
Net Assets, for 57,857,073 shares outstanding		$704,626,282
Net Asset Value, offering price and redemption price per share ($704,626,282 ÷ 57,857,073 shares)		$12.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends		$1,327,725
Income from Fidelity Central Funds (including $91,131 from security lending)		346,414
Total income		1,674,139
Expenses
Management fee	$1,972,972
Independent trustees' fees and expenses	1,969
Commitment fees	844
Total expenses before reductions	1,975,785
Expense reductions	(11,834)
Total expenses after reductions		1,963,951
Net investment income (loss)		(289,812)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(50,604,920)
Fidelity Central Funds	(1,233)
Foreign currency transactions	106
Total net realized gain (loss)		(50,606,047)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(17,671,366)
Fidelity Central Funds	387
Assets and liabilities in foreign currencies	63
Total change in net unrealized appreciation (depreciation)		(17,670,916)
Net gain (loss)		(68,276,963)
Net increase (decrease) in net assets resulting from operations		$(68,566,775)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(289,812)	$(176,063)
Net realized gain (loss)	(50,606,047)	10,326,106
Change in net unrealized appreciation (depreciation)	(17,670,916)	59,820,458
Net increase (decrease) in net assets resulting from operations	(68,566,775)	69,970,501
Distributions to shareholders	(11,807,695)	–
Distributions to shareholders from net investment income	–	(36,508)
Distributions to shareholders from net realized gain	–	(164,284)
Total distributions	(11,807,695)	(200,792)
Share transactions
Proceeds from sales of shares	312,254,348	498,597,078
Reinvestment of distributions	11,807,695	200,792
Cost of shares redeemed	(101,878,571)	(80,571,061)
Net increase (decrease) in net assets resulting from share transactions	222,183,472	418,226,809
Total increase (decrease) in net assets	141,809,002	487,996,518
Net Assets
Beginning of period	562,817,280	74,820,762
End of period	$704,626,282	$562,817,280
Other Information
Shares
Sold	23,321,206	41,337,823
Issued in reinvestment of distributions	829,775	17,629
Redeemed	(8,287,247)	(6,543,326)
Net increase (decrease)	15,863,734	34,812,126

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth K6 Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.40	$10.42	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	(.94)	3.00	.43
Total from investment operations	(.95)	2.99	.42
Distributions from net investment income	–	–C	–
Distributions from net realized gain	(.27)	(.01)	–
Total distributions	(.27)	(.01)	–
Net asset value, end of period	$12.18	$13.40	$10.42
Total ReturnD,E	(7.39)%	28.72%	4.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%H	.60%	.60%H
Expenses net of fee waivers, if any	.60%H	.60%	.60%H
Expenses net of all reductions	.60%H	.59%	.60%H
Net investment income (loss)	(.09)%H	(.06)%	(.45)%H
Supplemental Data
Net assets, end of period (000 omitted)	$704,626	$562,817	$74,821
Portfolio turnover rateI,J	128%H	114%	79%K

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. Effective the close of business on February 2, 2018, the Fund was closed to new accounts with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$76,655,188
Gross unrealized depreciation	(37,622,108)
Net unrealized appreciation (depreciation)	$39,033,080
Tax cost	$702,780,905

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $430,863,576 and $404,573,021, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $189,610,448 in exchange for 13,631,205 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Exchanges In-Kind. During the prior period, unaffiliated entities completed an exchange in-kind with the Fund. The unaffiliated entities delivered investments and cash, valued at $99,242,172 in exchange for 8,140,978 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,713 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $844 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $398,700. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $30,307 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,956 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $878.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	.60%	$1,000.00	$926.10	$2.91
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month period ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Small Cap Growth K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SCPK6-SANN-0319
1.9884010.101

Fidelity® Small Cap Value Fund Semi-Annual Report January 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Gray Television, Inc.	2.6
Moog, Inc. Class A	2.4
ShawCor Ltd. Class A	2.3
BJ's Wholesale Club Holdings, Inc.	2.3
CBIZ, Inc.	2.3
Taylor Morrison Home Corp.	2.3
Standard Motor Products, Inc.	2.3
Regal Beloit Corp.	2.2
Store Capital Corp.	2.2
Rexford Industrial Realty, Inc.	2.1
23.0

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	25.8
Industrials	14.0
Real Estate	10.6
Information Technology	10.3
Consumer Discretionary	9.6

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	95.6%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Foreign investments - 14.7%

Schedule of Investments January 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATION SERVICES - 2.6%
Media - 2.6%
Gray Television, Inc. (a)	3,227,600	$53,933,193
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 2.3%
Standard Motor Products, Inc.	962,772	47,329,872
Hotels, Restaurants & Leisure - 1.4%
Bluegreen Vacations Corp. (b)	1,460,368	19,568,931
Wyndham Destinations, Inc.	217,841	9,179,820
		28,748,751
Household Durables - 2.3%
Taylor Morrison Home Corp. (a)	2,505,200	47,348,280
Specialty Retail - 3.1%
Aaron's, Inc. Class A	810,500	40,573,630
Sally Beauty Holdings, Inc. (a)	1,473,100	25,366,782
		65,940,412
Textiles, Apparel & Luxury Goods - 0.5%
G-III Apparel Group Ltd. (a)	323,400	11,276,958

TOTAL CONSUMER DISCRETIONARY		200,644,273

CONSUMER STAPLES - 5.1%
Food & Staples Retailing - 2.3%
BJ's Wholesale Club Holdings, Inc.	1,822,200	47,942,082
Food Products - 2.1%
Nomad Foods Ltd. (a)	2,437,300	44,675,709
Tobacco - 0.7%
Universal Corp.	244,800	14,124,960

TOTAL CONSUMER STAPLES		106,742,751

ENERGY - 6.0%
Energy Equipment & Services - 3.3%
Oil States International, Inc. (a)	1,187,700	20,452,194
ShawCor Ltd. Class A	3,200,400	49,371,824
		69,824,018
Oil, Gas & Consumable Fuels - 2.7%
Berry Petroleum Corp.	994,703	11,727,548
Gulfport Energy Corp. (a)	1,137,400	9,542,786
Southwestern Energy Co. (a)	4,850,200	21,195,374
Whiting Petroleum Corp. (a)	493,300	14,123,179
		56,588,887

TOTAL ENERGY		126,412,905

FINANCIALS - 25.8%
Banks - 14.0%
Associated Banc-Corp.	255,400	5,529,410
BOK Financial Corp.	66,900	5,560,059
Cadence Bancorp Class A	1,705,200	31,972,500
Cullen/Frost Bankers, Inc.	104,700	10,185,216
CVB Financial Corp.	1,044,600	22,887,186
Equity Bancshares, Inc. (a)	582,752	18,502,376
First Citizens Bancshares, Inc.	104,724	42,678,172
Heartland Financial U.S.A., Inc.	717,000	32,523,120
Hilltop Holdings, Inc.	1,547,700	28,493,157
Popular, Inc.	740,200	40,422,322
Trico Bancshares	650,251	24,527,468
Umpqua Holdings Corp.	1,311,892	23,194,251
United Community Bank, Inc.	251,948	6,480,103
		292,955,340
Capital Markets - 2.1%
Morningstar, Inc.	161,600	20,062,640
OM Asset Management Ltd.	1,928,201	23,851,846
		43,914,486
Consumer Finance - 0.2%
Green Dot Corp. Class A (a)	71,800	5,314,636
Diversified Financial Services - 1.2%
Donnelley Financial Solutions, Inc. (a)	1,673,078	24,493,862
Insurance - 6.8%
Argo Group International Holdings, Ltd.	338,297	22,577,942
Axis Capital Holdings Ltd.	204,600	10,956,330
Enstar Group Ltd. (a)	245,200	43,645,600
First American Financial Corp.	742,875	37,203,180
Primerica, Inc.	250,800	28,182,396
		142,565,448
Thrifts & Mortgage Finance - 1.5%
Beneficial Bancorp, Inc.	2,071,828	32,299,799

TOTAL FINANCIALS		541,543,571

HEALTH CARE - 2.7%
Health Care Equipment & Supplies - 0.2%
LivaNova PLC (a)	44,351	4,094,484
Health Care Technology - 0.9%
Cegedim SA (a)	701,397	19,990,193
Pharmaceuticals - 1.6%
Prestige Brands Holdings, Inc. (a)	1,185,200	33,090,784

TOTAL HEALTH CARE		57,175,461

INDUSTRIALS - 13.5%
Aerospace & Defense - 2.4%
Moog, Inc. Class A	569,700	50,971,059
Air Freight & Logistics - 0.1%
Echo Global Logistics, Inc. (a)	86,813	2,062,677
Building Products - 0.8%
GMS, Inc. (a)	850,700	16,103,751
Commercial Services & Supplies - 1.4%
Deluxe Corp.	348,800	16,383,136
Knoll, Inc.	701,391	14,140,043
		30,523,179
Electrical Equipment - 2.2%
Regal Beloit Corp.	605,968	46,514,104
Machinery - 1.5%
Apergy Corp. (a)	632,200	21,254,564
Luxfer Holdings PLC sponsored	237,945	4,737,485
Mueller Industries, Inc.	236,300	6,122,533
		32,114,582
Professional Services - 2.3%
CBIZ, Inc. (a)	2,427,363	47,576,315
Road & Rail - 1.2%
Genesee & Wyoming, Inc. Class A (a)	313,400	24,608,168
Trading Companies & Distributors - 1.6%
Applied Industrial Technologies, Inc.	324,800	19,166,448
Titan Machinery, Inc. (a)	736,100	13,794,514
		32,960,962

TOTAL INDUSTRIALS		283,434,797

INFORMATION TECHNOLOGY - 10.3%
Electronic Equipment & Components - 4.6%
SYNNEX Corp.	301,060	29,130,566
Tech Data Corp. (a)	385,500	36,865,365
TTM Technologies, Inc. (a)	2,635,800	30,258,984
		96,254,915
IT Services - 5.2%
Computer Services, Inc.	590,644	33,076,064
EVERTEC, Inc.	870,300	24,081,201
Hackett Group, Inc. (c)	1,726,491	31,059,573
Presidio, Inc.	1,320,078	21,028,843
		109,245,681
Software - 0.5%
j2 Global, Inc.	143,300	10,770,428

TOTAL INFORMATION TECHNOLOGY		216,271,024

MATERIALS - 4.7%
Chemicals - 2.6%
Olin Corp.	1,214,200	28,667,262
Orion Engineered Carbons SA	932,100	25,716,639
		54,383,901
Containers & Packaging - 2.1%
Silgan Holdings, Inc.	1,605,300	44,338,386

TOTAL MATERIALS		98,722,287

REAL ESTATE - 10.6%
Equity Real Estate Investment Trusts (REITs) - 10.6%
CareTrust (REIT), Inc.	1,716,800	37,735,264
Clipper Realty, Inc.	604,151	7,823,755
Corporate Office Properties Trust (SBI)	1,379,332	34,055,707
Equity Commonwealth	759,200	24,567,712
Four Corners Property Trust, Inc.	963,200	27,200,768
Rexford Industrial Realty, Inc.	1,347,900	45,289,440
Store Capital Corp.	1,404,200	45,383,744
		222,056,390
UTILITIES - 4.7%
Electric Utilities - 4.3%
El Paso Electric Co.	517,100	27,158,092
IDACORP, Inc.	443,500	43,241,250
Portland General Electric Co.	416,100	20,105,952
		90,505,294
Independent Power and Renewable Electricity Producers - 0.4%
NRG Yield, Inc. Class C	504,811	7,617,598

TOTAL UTILITIES		98,122,892

TOTAL COMMON STOCKS
(Cost $1,923,671,372)		2,005,059,544
	Principal Amount	Value

Nonconvertible Bonds - 0.5%
INDUSTRIALS - 0.5%
Machinery - 0.5%
Mueller Industries, Inc. 6% 3/1/27 (Cost $10,499,000)	10,499,000	9,790,318
	Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 2.43% (d)	81,036,938	81,053,145
Fidelity Securities Lending Cash Central Fund 2.43% (d)(e)	884,295	884,383
TOTAL MONEY MARKET FUNDS
(Cost $81,937,528)		81,937,528
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $2,016,107,900)		2,096,787,390
NET OTHER ASSETS (LIABILITIES) - 0.0%		(374,041)
NET ASSETS - 100%		$2,096,413,349

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$424,462
Fidelity Securities Lending Cash Central Fund	49,867
Total	$474,329

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Beneficial Bancorp, Inc.	$70,619,250	$--	$37,016,799	$184,525	$(813,029)	$(489,623)	$--
Hackett Group, Inc.	4,463,471	29,001,878	--	292,910	--	(2,405,776)	31,059,573
Standard Motor Products, Inc.	61,899,800	2,703,509	14,805,771	509,166	(531,518)	(1,936,148)	--
Total	$136,982,521	$31,705,387	$51,822,570	$986,601	$(1,344,547)	$(4,831,547)	$31,059,573

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$53,933,193	$53,933,193	$--	$--
Consumer Discretionary	200,644,273	200,644,273	--	--
Consumer Staples	106,742,751	106,742,751	--	--
Energy	126,412,905	126,412,905	--	--
Financials	541,543,571	541,543,571	--	--
Health Care	57,175,461	57,175,461	--	--
Industrials	283,434,797	283,434,797	--	--
Information Technology	216,271,024	216,271,024	--	--
Materials	98,722,287	98,722,287	--	--
Real Estate	222,056,390	222,056,390	--	--
Utilities	98,122,892	98,122,892	--	--
Corporate Bonds	9,790,318	--	9,790,318	--
Money Market Funds	81,937,528	81,937,528	--	--
Total Investments in Securities:	$2,096,787,390	$2,086,997,072	$9,790,318	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.3%
Bermuda	3.7%
Puerto Rico	3.0%
Canada	2.3%
British Virgin Islands	2.1%
United Kingdom	1.5%
Luxembourg	1.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $876,360) — See accompanying schedule: Unaffiliated issuers (cost $1,900,973,514)	$1,983,790,289
Fidelity Central Funds (cost $81,937,528)	81,937,528
Other affiliated issuers (cost $33,196,858)	31,059,573
Total Investment in Securities (cost $2,016,107,900)		$2,096,787,390
Cash		532,937
Receivable for investments sold		34,206,081
Receivable for fund shares sold		2,919,587
Dividends receivable		544,017
Interest receivable		262,475
Distributions receivable from Fidelity Central Funds		149,428
Prepaid expenses		3,494
Other receivables		74,319
Total assets		2,135,479,728
Liabilities
Payable for investments purchased	$29,327,446
Payable for fund shares redeemed	7,730,372
Accrued management fee	654,272
Distribution and service plan fees payable	73,842
Other affiliated payables	375,874
Other payables and accrued expenses	38,023
Collateral on securities loaned	866,550
Total liabilities		39,066,379
Net Assets		$2,096,413,349
Net Assets consist of:
Paid in capital		$2,012,539,693
Total distributable earnings (loss)		83,873,656
Net Assets		$2,096,413,349
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($122,184,394 ÷ 8,749,400 shares)		$13.96
Maximum offering price per share (100/94.25 of $13.96)		$14.81
Class M:
Net Asset Value and redemption price per share ($56,754,135 ÷ 4,190,049 shares)		$13.54
Maximum offering price per share (100/96.50 of $13.54)		$14.03
Class C:
Net Asset Value and offering price per share ($32,360,656 ÷ 2,623,509 shares)(a)		$12.33
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($1,601,881,273 ÷ 112,081,127 shares)		$14.29
Class I:
Net Asset Value, offering price and redemption price per share ($269,386,140 ÷ 18,843,698 shares)		$14.30
Class Z:
Net Asset Value, offering price and redemption price per share ($13,846,751 ÷ 969,111 shares)		$14.29

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended January 31, 2019 (Unaudited)
Investment Income
Dividends (including $986,601 earned from other affiliated issuers)		$22,272,457
Interest		314,970
Income from Fidelity Central Funds		474,329
Total income		23,061,756
Expenses
Management fee
Basic fee	$8,142,150
Performance adjustment	(3,050,737)
Transfer agent fees	2,155,728
Distribution and service plan fees	525,655
Accounting and security lending fees	355,782
Custodian fees and expenses	29,989
Independent trustees' fees and expenses	8,317
Registration fees	91,005
Audit	33,698
Legal	4,627
Interest	12,289
Miscellaneous	7,730
Total expenses before reductions	8,316,233
Expense reductions	(204,817)
Total expenses after reductions		8,111,416
Net investment income (loss)		14,950,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	147,338,609
Fidelity Central Funds	(226)
Other affiliated issuers	(1,344,547)
Foreign currency transactions	(4,824)
Total net realized gain (loss)		145,989,012
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(395,097,718)
Fidelity Central Funds	112
Other affiliated issuers	(4,831,547)
Total change in net unrealized appreciation (depreciation)		(399,929,153)
Net gain (loss)		(253,940,141)
Net increase (decrease) in net assets resulting from operations		$(238,989,801)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,950,340	$23,855,932
Net realized gain (loss)	145,989,012	580,477,489
Change in net unrealized appreciation (depreciation)	(399,929,153)	(255,980,673)
Net increase (decrease) in net assets resulting from operations	(238,989,801)	348,352,748
Distributions to shareholders	(631,100,391)	–
Distributions to shareholders from net investment income	–	(37,440,500)
Distributions to shareholders from net realized gain	–	(91,159,109)
Total distributions	(631,100,391)	(128,599,609)
Share transactions - net increase (decrease)	178,159,897	(851,457,506)
Redemption fees	–	89,036
Total increase (decrease) in net assets	(691,930,295)	(631,615,331)
Net Assets
Beginning of period	2,788,343,644	3,419,958,975
End of period	$2,096,413,349	$2,788,343,644
Other Information
Undistributed net investment income end of period		$4,125,965

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Value Fund Class A

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.33	$19.05	$17.92	$19.14	$19.29	$19.96
Income from Investment Operations
Net investment income (loss)A	.08	.10B	.20C	.07	.10D	.03
Net realized and unrealized gain (loss)	(1.64)	1.87	2.23	.56	2.01	1.24
Total from investment operations	(1.56)	1.97	2.43	.63	2.11	1.27
Distributions from net investment income	(.10)	(.17)	(.10)	(.11)	(.02)	(.01)
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(4.81)	(.69)	(1.30)	(1.85)E	(2.26)F	(1.94)
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G	–G
Net asset value, end of period	$13.96	$20.33	$19.05	$17.92	$19.14	$19.29
Total ReturnH,I,J	(9.52)%	10.65%	14.61%	4.07%	11.86%	6.83%
Ratios to Average Net AssetsK,L
Expenses before reductions	.92%M	1.18%	1.24%	1.41%	1.42%	1.36%
Expenses net of fee waivers, if any	.92%M	1.17%	1.24%	1.41%	1.39%	1.35%
Expenses net of all reductions	.91%M	1.17%	1.24%	1.41%	1.39%	1.34%
Net investment income (loss)	1.04%M	.49%B	1.10%C	.43%	.52%D	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$122,184	$162,572	$184,306	$218,364	$235,844	$258,183
Portfolio turnover rateN	72%M	55%	26%	33%	34%	26%O

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 E Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 F Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Annualized

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 O Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class M

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.84	$18.61	$17.54	$18.78	$18.98	$19.70
Income from Investment Operations
Net investment income (loss)A	.06	.05B	.15C	.03	.05D	(.02)
Net realized and unrealized gain (loss)	(1.60)	1.82	2.18	.54	1.98	1.23
Total from investment operations	(1.54)	1.87	2.33	.57	2.03	1.21
Distributions from net investment income	(.05)	(.13)	(.07)	(.06)	–	–
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.23)	(1.93)
Total distributions	(4.76)	(.64)E	(1.26)F	(1.81)	(2.23)	(1.93)
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G	–G
Net asset value, end of period	$13.54	$19.84	$18.61	$17.54	$18.78	$18.98
Total ReturnH,I,J	(9.62)%	10.39%	14.35%	3.76%	11.58%	6.58%
Ratios to Average Net AssetsK,L
Expenses before reductions	1.17%M	1.42%	1.49%	1.66%	1.67%	1.61%
Expenses net of fee waivers, if any	1.17%M	1.42%	1.49%	1.66%	1.64%	1.59%
Expenses net of all reductions	1.15%M	1.41%	1.49%	1.65%	1.63%	1.59%
Net investment income (loss)	.80%M	.25%B	.86%C	.19%	.27%D	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$56,754	$69,380	$78,852	$82,337	$91,716	$100,975
Portfolio turnover rateN	72%M	55%	26%	33%	34%	26%O

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 E Total distributions of $.64 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.519 per share.

 F Total distributions of $1.26 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $1.195 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Annualized

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 O Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class C

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$17.39	$16.52	$17.82	$18.19	$19.06
Income from Investment Operations
Net investment income (loss)A	.02	(.05)B	.06C	(.05)	(.04)D	(.12)
Net realized and unrealized gain (loss)	(1.47)	1.71	2.04	.50	1.90	1.18
Total from investment operations	(1.45)	1.66	2.10	.45	1.86	1.06
Distributions from net investment income	(.02)	(.03)	(.04)	–	–	–
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.23)	(1.93)
Total distributions	(4.72)E	(.55)	(1.23)F	(1.75)	(2.23)	(1.93)
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G	–G
Net asset value, end of period	$12.33	$18.50	$17.39	$16.52	$17.82	$18.19
Total ReturnH,I,J	(9.87)%	9.84%	13.79%	3.20%	11.05%	5.97%
Ratios to Average Net AssetsK,L
Expenses before reductions	1.68%M	1.93%	2.00%	2.18%	2.19%	2.12%
Expenses net of fee waivers, if any	1.68%M	1.93%	2.00%	2.17%	2.16%	2.11%
Expenses net of all reductions	1.66%M	1.92%	2.00%	2.17%	2.15%	2.10%
Net investment income (loss)	.28%M	(.26)%B	.35%C	(.33)%	(.25)%D	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$32,361	$44,396	$52,227	$57,231	$64,928	$70,541
Portfolio turnover rateN	72%M	55%	26%	33%	34%	26%O

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.47) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 E Total distributions of $4.72 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $4.707 per share.

 F Total distributions of $1.23 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $1.195 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the contingent deferred sales charge.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Annualized

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 O Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.71	$19.41	$18.22	$19.45	$19.57	$20.22
Income from Investment Operations
Net investment income (loss)A	.11	.15B	.25C	.12	.15D	.08
Net realized and unrealized gain (loss)	(1.68)	1.89	2.28	.55	2.05	1.26
Total from investment operations	(1.57)	2.04	2.53	.67	2.20	1.34
Distributions from net investment income	(.15)	(.22)	(.15)	(.15)	(.07)	(.06)
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(4.85)E	(.74)	(1.34)F	(1.90)	(2.32)	(1.99)
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G	–G
Net asset value, end of period	$14.29	$20.71	$19.41	$18.22	$19.45	$19.57
Total ReturnH,I	(9.34)%	10.88%	14.99%	4.23%	12.18%	7.12%
Ratios to Average Net AssetsJ,K
Expenses before reductions	.65%L	.91%	.99%	1.18%	1.15%	1.08%
Expenses net of fee waivers, if any	.65%L	.91%	.99%	1.18%	1.12%	1.06%
Expenses net of all reductions	.64%L	.91%	.99%	1.17%	1.12%	1.06%
Net investment income (loss)	1.31%L	.76%B	1.36%C	.67%	.78%D	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$1,601,881	$2,052,664	$2,637,843	$2,460,714	$2,036,157	$2,060,546
Portfolio turnover rateM	72%L	55%	26%	33%	34%	26%N

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 E Total distributions of $4.85 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $4.707 per share.

 F Total distributions of $1.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $1.195 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class I

	Six months ended (Unaudited) January 31,	Years endedJuly 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.72	$19.41	$18.23	$19.45	$19.57	$20.23
Income from Investment Operations
Net investment income (loss)A	.11	.15B	.25C	.12	.15D	.08
Net realized and unrealized gain (loss)	(1.68)	1.90	2.28	.56	2.05	1.25
Total from investment operations	(1.57)	2.05	2.53	.68	2.20	1.33
Distributions from net investment income	(.15)	(.22)	(.15)	(.16)	(.07)	(.06)
Distributions from net realized gain	(4.71)	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(4.85)E	(.74)	(1.35)	(1.90)F	(2.32)	(1.99)
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G	–G
Net asset value, end of period	$14.30	$20.72	$19.41	$18.23	$19.45	$19.57
Total ReturnH,I	(9.32)%	10.93%	14.96%	4.31%	12.17%	7.08%
Ratios to Average Net AssetsJ,K
Expenses before reductions	.66%L	.91%	.98%	1.14%	1.15%	1.09%
Expenses net of fee waivers, if any	.66%L	.91%	.97%	1.14%	1.12%	1.07%
Expenses net of all reductions	.64%L	.90%	.97%	1.14%	1.12%	1.07%
Net investment income (loss)	1.30%L	.76%B	1.37%C	.70%	.79%D	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$269,386	$459,332	$466,730	$389,928	$376,817	$342,500
Portfolio turnover rateM	72%L	55%	26%	33%	34%	26%N

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 E Total distributions of $4.85 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $4.707 per share.

 F Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class Z

Six months ended (Unaudited) January 31,
2019 A
Selected Per–Share Data
Net asset value, beginning of period	$16.90
Income from Investment Operations
Net investment income (loss)B	.05
Net realized and unrealized gain (loss)	(1.55)
Total from investment operations	(1.50)
Distributions from net investment income	(.09)
Distributions from net realized gain	(1.02)
Total distributions	(1.11)
Net asset value, end of period	$14.29
Total ReturnC,D	(8.61)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.52%G
Expenses net of fee waivers, if any	.52%G
Expenses net of all reductions	.50%G
Net investment income (loss)	1.07%G
Supplemental Data
Net assets, end of period (000 omitted)	$13,847
Portfolio turnover rateH	72%G

 A For the period October 2, 2018 (commencement of sale of shares) to January 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended January 31, 2019

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Small Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. The Fund is closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

Effective after the close of business on January 31, 2019, all classes of the Fund reopened to new investors.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$282,511,665
Gross unrealized depreciation	(204,181,046)
Net unrealized appreciation (depreciation)	$78,330,619
Tax cost	$2,018,456,771

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $846,202,038 and $1,281,005,972, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$178,994	$–
Class M	.25%	.25%	155,424	–
Class C	.75%	.25%	191,237	4,369
			$525,655	$4,369

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,560
Class M	678
Class C(a)	1,377
$3,615

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$142,025.20
Class M	60,601.19
Class C	40,021.21
Small Cap Value	1,589,648.18
Class I	322,031.19
Class Z	1,402.05
	$2,155,728

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $59,946 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,370,625	2.18%	$12,289

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,351 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $124,620. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $49,867, including $159 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $196,517 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Small Cap Value	$6

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,294.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended January 31, 2019(a)	Year ended July 31, 2018
Distributions to shareholders
Class A	$38,710,048	$–
Class M	17,014,124	–
Class C	11,414,739	–
Small Cap Value	469,819,892	–
Class I	93,391,322	–
Class Z	750,266	–
Total	$631,100,391	$–
From net investment income
Class A	$–	$1,524,304
Class M	–	515,970
Class C	–	97,347
Small Cap Value	–	30,080,300
Class I	–	5,222,579
Total	$–	$37,440,500
From net realized gain
Class A	$–	$4,758,907
Class M	–	2,138,544
Class C	–	1,473,571
Small Cap Value	–	70,617,875
Class I	–	12,170,212
Total	$–	$91,159,109

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to January 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended January 31, 2019(a)	Year ended July 31, 2018	Six months ended January 31, 2019(a)	Year ended July 31, 2018
Class A
Shares sold	449,132	787,560	$7,113,077	$15,530,971
Reinvestment of distributions	2,371,085	330,015	37,759,513	6,184,396
Shares redeemed	(2,068,351)	(2,794,205)	(31,275,389)	(54,717,368)
Net increase (decrease)	751,866	(1,676,630)	$13,597,201	$(33,002,001)
Class M
Shares sold	231,006	258,708	$3,395,387	$4,991,221
Reinvestment of distributions	1,095,649	144,050	16,926,149	2,638,888
Shares redeemed	(633,882)	(1,141,985)	(9,469,802)	(22,088,950)
Net increase (decrease)	692,773	(739,227)	$10,851,734	$(14,458,841)
Class C
Shares sold	59,894	65,629	$870,517	$1,177,591
Reinvestment of distributions	777,498	85,987	11,029,853	1,473,685
Shares redeemed	(614,098)	(754,141)	(8,271,806)	(13,467,588)
Net increase (decrease)	223,294	(602,525)	$3,628,564	$(10,816,312)
Small Cap Value
Shares sold	5,951,081	33,774,572	$95,048,622	$673,371,571
Reinvestment of distributions	27,312,687	4,774,555	443,826,642	90,647,491
Shares redeemed	(20,274,961)	(75,386,466)	(342,880,104)	(1,518,420,951)
Net increase (decrease)	12,988,807	(36,837,339)	$195,995,160	$(754,401,889)
Class I
Shares sold	1,845,325	4,588,604	$29,947,486	$91,876,636
Reinvestment of distributions	4,767,058	785,425	77,894,990	14,952,991
Shares redeemed	(9,937,468)	(7,249,457)	(168,542,945)	(145,608,090)
Net increase (decrease)	(3,325,085)	(1,875,428)	$(60,700,469)	$(38,778,463)
Class Z
Shares sold	1,040,168	–	$15,836,543	$–
Reinvestment of distributions	54,128	–	741,553	–
Shares redeemed	(125,185)	–	(1,790,389)	–
Net increase (decrease)	969,111	–	$14,787,707	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to January 31, 2019.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019) for Class A, Class M, Class C, Small Cap Value and Class I and for the period (October 2, 2018 to January 31, 2019) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value January 31, 2019	Expenses Paid During Period
Class A	.92%
Actual		$1,000.00	$904.80	$4.42-B
Hypothetical-C		$1,000.00	$1,020.57	$4.69-D
Class M	1.17%
Actual		$1,000.00	$903.80	$5.61-B
Hypothetical-C		$1,000.00	$1,019.31	$5.96-D
Class C	1.68%
Actual		$1,000.00	$901.30	$8.05-B
Hypothetical-C		$1,000.00	$1,016.74	$8.54-D
Small Cap Value	.65%
Actual		$1,000.00	$906.60	$3.12-B
Hypothetical-C		$1,000.00	$1,021.93	$3.31-D
Class I	.66%
Actual		$1,000.00	$906.80	$3.17-B
Hypothetical-C		$1,000.00	$1,021.88	$3.36-D
Class Z	.52%
Actual		$1,000.00	$913.90	$1.66-B
Hypothetical-C		$1,000.00	$1,022.58	$2.65-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Small Cap Value and Class I and multiplied by 122/365 (to reflect the period October 2, 2018 to January 31, 2019) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2016 and January 2017. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Small Cap Value Fund

The Board noted that the comparisons for 2015 and later reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SCV-SANN-0319
1.803709.114

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Securities Fund’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Securities Fund’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 26, 2019